AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON July 1, 1998
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------
                                SCHEDULE 13E-3

                       RULE 13E-3 TRANSACTION STATEMENT
      (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                        SPS TRANSACTION SERVICES, INC.
                               (Name of Issuer)

                        SPS TRANSACTION SERVICES, INC.
                       MORGAN STANLEY DEAN WITTER & CO.
                          NOVUS CREDIT SERVICES INC.
                            SAIL ACQUISITION, INC.
                      (Name of Persons Filing Statement)

                    COMMON STOCK, PAR VALUE $.01 PER SHARE
                        (Title of Class of Securities)

                                   845743103
                     (CUSIP Number of Class of Securities)

                          CHRISTINE A. EDWARDS, ESQ.
                                GENERAL COUNSEL
                              2500 LAKE COOK ROAD
                          RIVERWOODS, ILLINOIS 60015
                                (897) 405-3400
      (Name, Address and Telephone Number of Person Authorized to Receive
       Notices and Communications on Behalf of Persons Filing Statement)

                                With copies to:

                           JOSEPH W. ARMBRUST, ESQ.
                               BROWN & WOOD LLP
                            ONE WORLD TRADE CENTER
                         NEW YORK, NEW YORK 10048-0557
                                (212) 839-5300
                                --------------

This statement is filed in connection with (check the appropriate box):

a. |X| The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.  | | The filing of a registration statement under the Securities Act of 1933.

c.  | | A tender offer.

d.  | | None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: |X|

                           CALCULATION OF FILING FEE
-------------------------------------------------------------------------------

     Transaction valuation*                 Amount of filing fee

---------------------------------- ------------------------------------------

     $895,696,661                                $179,139.33
================================== ==========================================

* Represents the aggregate consideration (payable in cash) for the assets of the Issuer. The amount of the filing fee, computed pursuant to Rule 0-11(c)(2) of the Securities Exchange Act of 1934, equals 1/50th of one per cent of the cash to be received by the Issuer.

|X| Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:  $179,139.33      Filing Party: SPS Transaction
                                                             Services, Inc.

     Form or Registration No.: Schedule 14A    Date filed:  June 10, 1998


===============================================================================

                            INTRODUCTORY STATEMENT

     This Rule 13e-3 Transaction Statement (this "Transaction Statement") is being filed by SPS Transaction Services, Inc., a Delaware corporation (the "Company"), NOVUS Credit Services Inc., a Delaware corporation and the owner of approximately 73.3% of the outstanding common stock of the Company ("NOVUS"), Morgan Stanley Dean Witter & Co., a Delaware corporation and the parent company of NOVUS ("MSDW"), and Sail Acquisition, Inc., a Delaware corporation and a newly formed, wholly owned subsidiary of NOVUS ("Acquisition"). The Company and Acquisition are parties to an Agreement and Plan of Merger, dated as of June 15, 1998 (the "Merger Agreement"), pursuant to which Acquisition will be merged with and into the Company, under the terms and subject to the conditions set forth in the Merger Agreement. A copy of the Merger Agreement has been filed by the Company as Appendix III to the preliminary proxy statement of the Company (the "Proxy Statement") filed as Exhibit (d)(1) to this Transaction Statement

     The cross-reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the Items of
Schedule 13E-3. Unless otherwise indicated, all cross-references below are to captions and subcaptions in the text of, or appendices to, the Proxy Statement without reference to the Form of Proxy Card, Letter to Shareholders or Notice of Meeting. The information in the Proxy Statement, including all appendices thereto, is hereby expressly incorporated by reference, each cross reference below being deemed to be an incorporation by reference of the portions of the Proxy Statement referred to and the response to each item being qualified in its entirety by the provisions of the Preliminary Proxy Statement and such appendices. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Proxy Statement.

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

            (a)       See "INTRODUCTION."

            (b)-(d) See Cover Page and "INTRODUCTION-- Record Date; Voting at the Special Meeting; Quorum" and "HISTORICAL MARKET PRICE AND DIVIDEND DATA."

            (e)       Not Applicable.

            (f)       See "ANNEX VI -- COMMON STOCK PURCHASES."

ITEM 2.  IDENTITY AND BACKGROUND.

            (a)-(g)   See  "CONTROLLING  PERSONS,   DIRECTORS,  AND  EXECUTIVE
                      OFFICERS OF MSDW, NOVUS, ACQUISITION AND THE COMPANY" and "ANNEX IV - INFORMATION CONCERNING DIRECTORS AND OFFICERS OF THE COMPANY, MSDW, NOVUS AND ACQUISITION."

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

            (a)       See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

            (b) See "SPECIAL FACTORS -- Background" and "CONTROLLING PERSONS, DIRECTORS, AND EXECUTIVE OFFICERS OF MSDW, NOVUS, ACQUISITION AND THE COMPANY -- Past Contacts, Transactions, or Negotiations."

ITEM 4.  TERMS OF THE TRANSACTION.

            (a)       See   "PROPOSAL   NO.   2--   ADOPTION   OF  THE  MERGER
                      AGREEMENT--Terms of the Merger Agreement."

            (b) See "PROPOSAL NO. 1-- APPROVAL OF THE SALE-- Interests of Certain Persons in the Transactions."

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

            (a)-(g) See "PROPOSAL NO. 2 -- ADOPTION OF THE MERGER AGREEMENT -- Certain Effects of the Merger" and "CONTROLLING PERSONS, DIRECTORS, AND EXECUTIVE OFFICERS OF MSDW, NOVUS, ACQUISITION AND THE COMPANY -- Plans or Proposals."

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

            (a)       See "SPECIAL FACTORS -- General."

            (b)       See "FEES AND EXPENSES."

            (c) & (d) Not Applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

            (a) See "SPECIAL FACTORS -- Background" and "PROPOSAL NO. 2 -- ADOPTION OF THE MERGER AGREEMENT."

            (b)-(c)   See "SPECIAL FACTORS -- Background."

            (d) See "PROPOSAL NO. 2-- ADOPTION OF THE MERGER AGREEMENT-- Certain Effects of the Merger" and "--Certain Federal Income Tax Consequences of the Merger."

ITEM 8.  FAIRNESS OF THE TRANSACTION.

            (a)-(b)   See    "SPECIAL    FACTORS--    Background"    and   "--
                      Recommendation of the Board of Directors; Fairness of the Transaction" and "OPINION OF FINANCIAL ADVISOR."

            (c) See "INTRODUCTION -- Matters to be Considered at the Special Meeting " and "PROPOSAL NO.1-- APPROVAL OF THE SALE-- Ancillary Agreements--The Voting Agreement."

            (d)-(e) See "SPECIAL FACTORS-- Background" and "--Recommendation of the Board of Directors; Fairness of the Transaction."

            (f)       Not Applicable.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

            (a)-(b),  See  "SPECIAL  FACTORS --  Recommendation  of the
            (1)-(3)   Board of Directors; Fairness of the Transaction."
            (5)&(6)

            (b)(4) See "SPECIAL FACTORS-- Opinion of Financial Advisor" and "PROPOSAL NO. 1-- APPROVAL OF THE SALE-- Interest of Certain Persons in the Transactions-- Relationship with MSDW."

            (c)       See " WHERE YOU CAN FIND MORE INFORMATION."

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

            (a)-(b) See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

                      See "PROPOSAL NO. 1 -- APPROVAL OF THE SALE -- Interests of Certain Persons in the Transactions."



ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

            (a) See "INTRODUCTION -- Record Date; Voting at the Special Meeting; Quorum," "SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction" and "PROPOSAL NO. 1 -- APPROVAL OF THE SALE -- Ancillary Agreement --The Voting Agreement."

            (b) See "SPECIAL FACTORS-- Recommendation of the Board of Directors; Fairness of the Transaction" and "PROPOSAL NO. 1-- APPROVAL OF THE SALE-- Ancillary Agreements."

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

            (a) See "PROPOSAL NO. 2-- ADOPTION OF THE MERGER AGREEMENT -- Appraisal Rights" and "ANNEX II-- SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE."

            (b) & (c) Not Applicable.

ITEM 14. FINANCIAL INFORMATION.

            (a) See "SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA" of the Proxy Statement, the Company's consolidated financial statements and independent auditors report related thereto appearing on pages 26 through 42 of the Company's Annual Report to Stockholders which is attached as Exhibit (d)(4) hereto and Item 1 of Part I of the Form 10-Q which is attached as Exhibit (d)(2) hereto.

            (b)       Not Applicable.

ITEM 15. PERSONS AND ASSETS RETAINED, EMPLOYED OR UTILIZED.

            (a)       See "INTRODUCTION -- Proxies."

            (b)       Not Applicable.

ITEM 16. ADDITIONAL INFORMATION.

                      Not Applicable.

ITEM 17. MATERIALS TO BE FILED AS EXHIBITS.

            (a)       Not Applicable.

            (b)(1)    A report  presented  by Morgan  Stanley  to the Board of
                      Directors  of  the   Company,   dated  April  17,  1997,
                      containing certain financial analyses.

            (b)(2) Opinion of Financial Advisor -- See Annex I to the Proxy Statement.

            (c)(1) Agreement and Plan of Merger, dated as of June 15, 1998, between the Company and Acquisition - See Annex III to the Proxy Statement.

            (c)(2)    Voting   Agreement,   dated  April  18,  1998,   between
                      Associates First Capital Corporation and NOVUS Credit Services Inc.

            (d)(1)    Preliminary   Proxy  Statement,   dated  July  1,  1998,
                      together with Form of Proxy, Letter to Shareholders and Notice of Meeting.

            (d)(2) Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 1998.

            (d)(3) Annual Report on Form 10-K of the Company for the year ended December 31, 1997.

            (d)(4)    Annual  Report  to  Stockholders   for  the  year  ended
                      December 31, 1997.

            (e) Section 262 of the General Corporation Law of the State of Delaware-- See Annex II to the Proxy Statement.

            (f)       Not Applicable.

                                  SIGNATURES


          After due inquiry and to the best of my knowledge and belief, the undersigned hereby certifies that the information set forth in this statement is true, complete and correct.




                                 SPS TRANSACTION SERVICES, INC.



                                 By: /s/Thomas C. Schneider
                                     -----------------------------
                                      Name:  Thomas C. Schneider
                                      Title: Chairman and Chief Financial
                                             Officer


                                 MORGAN STANLEY DEAN WITTER & CO.



                                 By: /s/Philip J. Purcell
                                     -----------------------------
                                      Name:  Philip J. Purcell
                                      Title: Chairman and Chief Executive
                                             Officer


                                 NOVUS CREDIT SERVICES INC.



                                 By: /s/Michael J. Hartigan
                                     -----------------------------
                                      Name:  Michael J. Hartigan
                                      Title: Vice President


                                 SAIL ACQUISITION, INC.



                                 By: /s/Philip J. Purcell
                                     -----------------------------
                                      Name:  Philip J. Purcell
                                      Title: President

Dated:  July 1, 1998

                                 EXHIBIT INDEX



EXHIBIT                                                               PAGE
NUMBER        EXHIBIT                                                NUMBER
------        --------                                               ------
(a)           Not applicable.

(b)(1) A report presented by Morgan Stanley to the Board of Directors of the Company, dated April 17, 1997, containing certain financial analyses.

(b)(2)         Opinion of Financial Advisor -- See Annex I to the
               Proxy Statement.

(c)(1)         Agreement and Plan of Merger, dated as of June 15,
               1998,  between the Company and  Acquisition  - See
               Annex III to the Proxy Statement.

(c)(2)         Voting  Agreement,  dated April 18, 1998,  between
               Associates  First  Capital  Corporation  and NOVUS
               Credit Services Inc.

(d)(1)         Preliminary  Proxy Statement,  dated July 1, 1998,
               together   with   Form   of   Proxy,   Letter   to
               Shareholders and Notice of Meeting.

(d)(2) Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 1998.

(d)(3) Annual Report on Form 10-K of the Company for the year ended December 31, 1997.

(d)(4)         Annual Report to  Stockholders  for the year ended
               December 31, 1997.

(e)            Section 262 of the General  Corporation Law of the
               State of  Delaware  -- See  Annex II to the  Proxy
               Statement.

(f)            Not Applicable.



                                                                Exhibit (b)(1)


PROJECT SAIL
Presentation to the Board of Directors
April 17, 1998



Morgan Stanley & Co.
Incorporated

                                 PROJECT SAIL
                               Table of Contents



         SECTION I         TRANSACTION SUMMARY

         SECTION II        TRADING ENVIRONMENT

         SECTION III       SAIL VALUATION

         SECTION IV        PRO FORMA IMPACT

         SECTION V         DRAFT FINANCIAL OPINION LETTER

         APPENDIX

                              TRANSACTION SUMMARY

Purchase Price for Subsidiaries:                  $32.50 Per Sail Share ($894
                                                  Million (1))

Estimated Price to Public Shareholders (2):       $32
Other:                                            o Assumption of $3.1 Million Retention Program
Consideration:                                      100% Cash
Deal Structure:                                   o Purchase of Stock of Subsidiaries
                                                  o Purchase Accounting
                                                  o Tax Deductible Goodwill Created

Transaction Multiples (3):                        20.3x 1998E EPS (I/B/E/S estimates)
                                                  18.4x 1998E EPS (Management Plan)
                                                  3.4x Book Value (As of 12/31/97)

Other Terms:                                      o Voting Agreement
                                                  o Acquisition of
                                                    MountainWest Portfolio
                                                  o Material Adverse Change
                                                  o Post Closing
                                                    Indemnification for
                                                    Certain Items (Litigation,
                                                    Compliance, Tax, Employee
                                                    Relations, Employee
                                                    Benefits and Real
                                                    Property)

Timing:                                           o Due Diligence Completed
                                                  o Targeted Close Third
                                                    Quarter of 1998
                                                  o Regulatory Approval
                                                  o Sail Shareholder Approval

Notes:   (1)      Based on fully diluted shares of 27.5 million.
         (2)      After fees and expenses estimated at approximately $13
                  million; includes advisor fees, incentive plan and certain other deal related expenses.
         (3)      Based on price paid for subsidiaries.



     [Two side-by-side charts depicting the structure of the transaction. Chart 1, which is entitled "Step I--Purchase of the Subsidiaries" shows an arrow from Buyer to Sail which reads "Pays cash." An arrow from Sail to Buyer reads "Receives stock of subsidiaries of Sail" with a bullet point to the left that reads "Buyer pays $894 million ($32.50 per share (Footnote (1) Based on 27.5 million fully diluted shares)) and a second bullet point to the left that reads "Purchase creates $631 million tax deductible goodwill." Chart 2 which is entitled "Step II--Going Private Transaction" shows an arrow from Sail to 26% Public Stockholders, which reads "Sail pays to public $32 per share" (Footnote (2) After estimated transaction expenses of approximately $13 million). An arrow from 26% Public Stockholders to Sail reads "Sail receives outstanding shares" and a bullet point below reads "Public pays capital gains tax." A stand alone box beneath chart 2 reads "Sail repurchases the public shares in a going private transaction. Sail will remain a legal entity for 3-5 years and loan its assets (cash) to MSDWD entities."]

     [Chart depicting and entitled "Stock Price Performance Since IPO" shows the stock performance of Sail versus the S&P 500. A stand alone box to the right of the chart entitled "Total Return" reads "Sail: 278% and S&P 500:
169%." The left axis is entitled ($ Per Sail Share). Approximate prices for Sail at the indicated intervals are as follows:

                        26-Feb-92                      $8.69
                        06-Oct-92                     $17.56
                        18-May-93                     $22.00
                        28-Dec-93                     $30.19
                        09-Aug-94                     $26.00
                        21-Mar-95                     $32.00
                        30-Oct-95                     $26.13
                        11-Jun-96                     $24.38
                        21-Jan-97                     $18.50
                        02-Sep-97                     $21.00
                        15-Apr-98                     $32.81]

     [Chart entitled and depicting "Stock Price Performance Last Year" depicts Price on the left axis and the right axis of the chart shows Volume. The chart shows a floating box in the upper left side of the chart; which is entitled "Average Volume" and which reads "Last Year - 25,088, Last 6 Months - 29,195 and Last Month - 60,268." A floating box indicates when Sail announced 1997 earnings on 01/28/97 and brackets indicate an average volume of 74,040 from January 29, 1998 to February 19, 1998 and an average volume of 81,000 from March 25, 1998 to April 15, 1998.

     Approximate prices and volume for Sail at the indicated intervals are as follows:

                                                  Price        Volume

                          15-Apr-97              $15.25        7,700
                          14-May-97               19.88        4,000
                          13-Jun-97               19.63        4,700
                          15-Jul-97               18.31       13,700
                          13-Aug-97               22.81        3,000
                          12-Sep-97               20.31        4,600
                          13-Oct-97               23.25       27,500
                          11-Nov-97               20.25        5,600
                          11-Dec-97               22.06        6,100
                          13-Jan-98               20.06        3,800
                          12-Feb-98               28.38       99,000
                          16-Mar-98               26.13       26,900
                          15-Apr-98               32.81       32,800]

                          RELATIVE MARKET PERFORMANCE
                           One Year Total Return(1)


      Credit          Commercial        Electronic/Card         TeleServices
       Card            Finance            Processing
-----------------    -------------     -----------------     -------------------
  Capital One          Associates      BA Merchant Svcs.     APAC
  Household            FINOVA          First Data Corp.      Teleservices
  MBNA                                 National Processing   National Techteam
                                       Nova Corp.            Precision Response
                                       Paymentech            Sitel
                                       PMT Services          Sykes Enterprises
                                                             Teletech

     [Chart depicting one year total return, with percentage on the left side of the chart ranging from (100)% to 150% and each of the Company's primary business operations along the bottom portion of the chart, with shaded boxes that indicate their respective percentages of return which are: Sail--115%, Credit Card--108%, Commercial Finance--57%, Electronic/Card Processing--37% and TeleServices--(36)%.]

                                 BUSINESS MIX
                                     ($MM)

  Contribution Margin(1)                       Contribution Margin(1)(2)
       $103 Million                                   $124 Million

          1997A                                         1998E(1)

[Pie chart depicting the Company's          [Pie chart depicting the Company's
primary business operations (in             primary business operation (in
millions of dollars): TeleServices          millions of dollars): TeleServices
$6 (59%), Network Transaction               $11 (9%), Network Transaction
Services $15 (15%), Commercial              Services $16 (13%), Commercial
Accounts Processing $12 (12%),              Accounts Processing $18 (15%),
Consumer Credit Card Services $59           Consumer Credit Card Services $71
(58%).]                                     (57%).]

  Contribution Margin    $102.6                Contribution Margin    $124.2
  Corporate Overhead      (40.3)               Corporate Overhead      (45.6)
                           ----                                         ----
  Pre-tax                  62.3                Pre-tax                  78.5
  Taxes                    23.8                Taxes                    30.0
                           ----                                         ----
  Net Income              $38.5                Net Income              $48.5
                          =====                                        =====

Notes:   (1)  Pre-tax before corporate overhead allocations.
         (2)  Management estimates.
         (3)  Includes royalty payments.

                               VALUATION SUMMARY
                               ($ Per Share) (1)

     [Chart depicting valuation, with left side of chart that has two sections, the top section is entitled "Stand-Alone Valuation," which reads "Business Line Valuation:", "Wall Street Case" and "Management Case" and "Dividend Discount Valuation," and the bottom section is entitled "Acquisition Valuation," which reads "30% Premium." The bottom line ranges from $15 to $40. Blocks in the chart indicate that: The Wall Street Case ranges from $20 to $23, the Management Case ranges from $22 to $26, Dividend Discount Valuation ranges from $21 to $26 and 30% Premium ranges from $26 to $34.]


                                                         PEER COMPARISON


          Consumer Credit Card Services (1)                          Commercial Account Processing (1)
--------------------------------------------------        --------------------------------------------------------

                            PEERS      SAIL (2)                                          PEERS        SAIL (2)
                            -----      --------                                          -----        --------
Return on Managed                                         Return on Managed
Assets                      1.49 %        1.04 %          Receivables                    1.66 %         0.93 %
Delinquency Ratio (3)       5.2           9.6             Delinquency Ratio (3)           2.0           5.6
Net Charge Off Ratio        5.0           9.2             Net Charge Off Ratio            1.2           5.4
92-97 Receivables                                         92-97 Receivables
Growth                      32           25               Growth                          20            39

                           Price/       5 Year                                          Price/        5 Year
Company                    98 EPS       Growth            Company                       98 EPS        Growth
-------                    ------       ------            -------                       ------        ------

MBNA                       25.1 x       23 %              Associates                     22.8 x        18 %
Household                  17.7         19                CIT                            16.7          13
Capital One                25.8         18                FINOVA                         21.8          16
   MEAN                    22.9 X       20 %                MEAN                         20.4 X        16 %

Notes:    (1)  Financial information as of or for the year ended 12/31/97.
               Market information as of 04/15/98. I/B/E/S estimates as of 04/15/98.
          (2)  Estimated based on business line results.
          (3)  Indicates 30+ days delinquency for Consumer Credit Card
               Services and 60+ days delinquency for Commercial Account
               Processing.


                                                                            PEER COMPARISON

           Network Transaction Services (1)                                       TeleServices (1)
-------------------------------------------------------      ------------------------------------------------------

                             PEERS         SAIL (2)                                       PEERS           SAIL(2)
                             -----         -----                                          -----           ------
94-97 Revenue Growth (3)      31 %             9 %             94-97 Revenye Growth        74%              9 %)
LTM EBIT Margin               17              18               LTM EBIT Margin              9               9


                        Price/       5 Year   P/E to                                   Price/     5 Year   P/E to
Company                 98 EPS       Growth   Growth           Company                 98 EPS     Growth   Growth
-------------------    --------      ------   ------           -----------------       ------     ------   ------

First Data             19.6 x         16 %     1.2 x            APAC TeleServices       16.3 x     30 %     0.5 %
BA Merchant            18.3           20       0.9              National Techteam       33.3       30       1.1
Services
Nova Corporation       42.1           25       1.7              Precision               23.7       48       0.5
Response
PMT Services           29.9           30       1.0              Sitel                   29.5       33       0.9
Paymentech             30.4           19       1.6              Sykes Enterprises       25.1       36       0.7
National               17.7           15       1.2              Teletech                40.0       38       1.1
Processing
MEAN                   26.4 X         21 %     1.3 X            MEAN                    28.0 X     36 %     0.8 X


Notes:   (1)   Financial information as of most recent filings. Market
               information as of 04/15/98. I/B/E/S estimates as of 04/15/98 and calendarized to a 12/31 year end.
          (2)  Estimated based on business line results.
          (3)  Based on fiscal year 94 except Nova Corporation (03/95) and PMT
               Services (07/95) and Paymentech (06/95) and most recent filings for 1997.

                        BUSINESS LINE TRADING VALUATION
                      ($ Millions, except per share data)


I.  VALUATION MANAGEMENT ESTIMATE

                          98E NET     PRICE/98E NET INCOME
BUSINESS SEGMENT           INCOME        MULTIPLE RANGE          VALUE RANGE                      COMMENTS
----------------------    -------     --------------------      -------------      --------------------------------------
Consumer Credit Card                                                               o Growth and profitability below peers
Services                  $26.7            13.0x -- 5.0x         $347 -- $401      o Client concentration


Commercial Account                                                                 o Strong relationships/business with
Processing                 6.7             16.0 -- 18.0           108 --  121        superstores
                                                                                   o Industry / client concentrations

Network Transaction                                                                o Scale
Services                   6.1             12.0 -- 16.0            73 --   98      o Industry / client concentration
                                                                                   o Lower growth prospects


TeleServices               4.3             14.0 -- 18.0            61 --   78      o Strong industry reputation
                                                                                   o Customer concentration an issue
                                                                                   o Significant growth and margin
                                                                                     improvement in 98

Other                      4.6           NPV Analysis at 15%       11 --   11      o Royalty arrangement has been
                                                                                     terminated
                                                                                   o Revenues run through middle of 2000

   TOTAL MANAGEMENT
   ESTIMATE               $48.5          12.4 X  --  14.6 X      $600 -- $709
   PER SHARE BASIS (1)    $1.76                                   $22 --  $26


II.  VALUATION BASED ON I/B/E/S ESTIMATE

IBES ESTIMATE             $44.0          12.4 X  --  14.6 X      $544 -- $643
PER SHARE BASIS (1)       $1.60                                   $20 --  $23

Note:    (1)  Based on fully diluted shares of 27.5 million.


                                                SUMMARY OF HISTORICAL STATISTICS


                CONSUMER CREDIT CARD SERVICES                                COMMERCIAL ACCOUNT PROCESSING
--------------------------------------------------------------  ----------------------------------------------------------
               1994      1995      1996      1997     1998E                    1994      1995      1996     1997    1998E
               ----      ----      ----      ----     -----                    ----      ----      ----     ----    -----
Growth in                                                        Growth in
Mgd. Loans     64%       101%      -1%       -15%      33%       Mgd. Rec.      59%      46%       52%      -1%      37%
Return on                                                        Return on
Mgd. Loans    3.53%     1.71%     0.45%     1.04%     1.27%      Mgd. Rec.     0.76%    1.41%     1.13%    0.93%    1.23%


                NETWORK TRANSACTION SERVICES                                          TELESERVICES
--------------------------------------------------------------  ----------------------------------------------------------
               1994      1995      1996      1997     1998E                  1994      1995      1996     1997    1998E
               ----      ----      ----      ----     -----                  ----      ----      ----     ----    -----
Revenue                                                          Revenue
Growth         -10%       9%       10%        8%        1%       Growth       60%       1%       13%      12%      35%
Pre-Tax                                                          Pre-Tax
Margin         20%       19%       13%       18%       20%       Margin       12%       9%        7%       9%      14%

                          DIVIDEND DISCOUNT VALUATION
                   Model Assumptions - 1998 through 2003 (1)


   Consumer Credit Card Services             Commercial Account Processing
------------------------------------     ---------------------------------------
Growth in Managed Loans        10%        Growth in Managed Receivables     15%
Return on Managed Loans      1.27%        Return on Managed Receivables   1.23%


   Network Transaction Services                      TeleServices
------------------------------------     ---------------------------------------
Revenue Growth                10%          Revenue Growth                   15%
Pre-Tax Margin                20%          Pre-Tax Margin                   14%

Note:  (1)  Based on management forecast for 1998 and Morgan Stanley estimates for 1999 - 2003.

                          DIVIDEND DISCOUNT VALUATION
                                 Implied Value


Cost of Equity (1)                      13%       --           15%
Terminal P/E Multiple (1)               14 x      --           16 x

IMPLIED VALUE
- Total                                 $588      --           $714
- Per Share (1)                         $21       --           $26

Note:  (1)   See Appendix.  Based on relative contribution of businesses.
       (2)   Based on fully diluted shares of 27.5 million.

                                     PRECEDENT TRANSACTIONS



                                    RECEIVABLES       PREMIUM TO       NCO RATE      RETURN ON
TRANSACTION              DATE        PURCHASED        RECEIVABLES        (2)         MGD. REC.
--------------------     ----       -----------       -----------      --------      ---------
                                       ($MM)
SPS/Tandy & Mc Duff       1994          $670               0.0 %          n.a.           n.a.

SPS/Computer City &       1995           230              15.0            n.a.           n.a.
Incredible Universe

Fleet/Advanta           10/28/97     11,500                4.8(1)         7.4 %          0.7 %

Chase/BONY              10/21/97      4,000 est.(3)        9.0 est.(3)    n.a.           n.a.

  Notes:   (1)  Assumes half of earnout is paid.
           (2)  For the last full quarter ended before transaction.
           (3)  Based on estimates reported in trade publications.

                            PRECEDENT TRANSACTIONS
                               Implied Valuation


ACQUISITION VALUATION                                      IMPLIED VALUATION
---------------------                                  -------------------------
  Consumer Credit Card Services
    5% - 10% Premium                                        $94           $188
  Book Value (1)                                            263            263
                                                          ---------     --------
    Acquisition value of consumer receivable portfolio      357            451
    Net present value of royalty payments                    11             11
  Purchase Price                                            894            894
                                                          ---------     --------
    Value attributed to other 3 business lines              526            432
TRADING VALUATION OF OTHER 3 BUSINESS LINES (2)             241            297

    IMPLIED PREMIUM FOR 3 BUSINESS LINES                   $284           $135
             PREMIUM PERCENTAGE                             118%            46%

   Notes:   (1)      Based on 12/31/97 shareholders equity.
            (2)      Based on trading valuation analysis.

                               FINANCIAL IMPACT
                           Pro Forma Merger Analysis
                          $894 Million Purchase Price


                               WALL STREET CASE (1)         MANAGEMENT CASE (2)
                                                            -------------------
1998E EARNINGS
  Associates                       $1,219                       $1,219
  Sail                                 44                           49
                              ----------------------        -------------------
                                   $1,263                       $1,268

AFTER TAX ADJUSTMENTS
  Synergies (3)                       $26                          $26
  Cost of Debt (4)                    (34)                         (34)
  Goodwill Amortization (5)           (25)                         (25)
                              ----------------------       --------------------
                                   $1,230                       $1,234

GAAP EARNINGS
  % Change                            0.9 %                       1.3%
  EPS Impact                         $0.03                       $0.04

CASH EARNINGS
         % Change                     4.2%                        4.6%
         EPS Impact                  $0.15                        0.16


     (1)  Based on IBES estimates as of 04/15/98 for Associates and Sail.
     (2) Based on IBES estimates as of 04/15/98 for Associates and management projections for Sail.
     (3) Assumes 15% synergies based on projected operating expenses of $293 million for 1998.
     (4)  Assumes 80 bps spread to 10 year treasury as of 04/15/98.
     (5) Assumes new goodwill created in transaction ($631 million) will be amortized over 15 years and tax deductible at a rate of 40%.

                               FINANCIAL IMPACT
                         Pro Forma Merger Analysis (1)
                          $894 Million Purchase Price


     [Three side-by-side charts which are a pro forma merger analysis of 1998E Earnings, 1998E Cash Earnings and Debt/Equity. Two columns in each chart indicate Associates stand-alone position and Associations/Sail combined position respectively. The 1998E Earnings chart with a Wall Street Case(2) with two columns (the first which represents Associates alone and the second which represents Associates/Sail combined) showing a 1% increase $3.50 to $3.53 and a Management Case(3) showing a 1% increase from $3.50 to $3.54. The 1998E Cash Earnings chart with a Wall Street Case(2) with two columns (see parenthesis above) showing a 4% increase from $3.62 to $3.77 and a Management Case (3) with two columns (see parenthesis above) showing a 5% increase from $3.62 to $3.79. The Debt/Equity chart shows two columns (see parenthesis above), which indicate a 7.8x to 8.0x increase from Associates to Associates/Sail combined respectively.]














Notes:   (1)  Assumes synergies equal to 15% of projected operating expenses of $293 million for 1998. Assumes cost of debt equal to 6.4% (80 bps spread to 10 year treasury as of 04/15/98). Tax deductible goodwill created of $631 million and amortized over 15 years. Assumes tax rate of 40%.
          (2)  Based on IBES estimates as of 04/15/98 for Associates and Sail.
          (3) Based on IBES estimates as of 04/15/98 for Associates and management projections for Sail.

                                                     PRELIMINARY DRAFT FOR
                                                     INFORMATION PURPOSES ONLY


                                                     April 17, 1998

Board of Directors
SPS Transaction Services, Inc.
2500 Lake Cook Road
Riverwoods, IL 60015

Members of the Board:

We understand that SPS Transaction Services, Inc. ("SPS" or the "Company") and Associates First Capital Corporation ("Associates") propose to enter into a Stock Purchase Agreement, substantially in the form of a draft dated as of April 16, 1998 (the "Stock Purchase Agreement"), which provides for the sale (the "Sale") by SPS to Associates of all the issued and outstanding capital stock of SPS Payment Systems, Inc. and Hurley State Bank (collectively, the "Subsidiaries") for $894 million in cash subject to adjustment in certain circumstances (the "Aggregate Consideration"). We further understand that, at or immediately prior to the closing of the Sale, the Subsidiaries shall discharge in full all intercompany debt due to SPS or its affiliates which is outstanding as of the closing. SPS and SPS Acquisition also propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated as of April 13, 1998 (the "Merger Agreement"), which provides for the merger (the "Merger") of SPS Acquisition with and into SPS. Pursuant to the Merger, each issued and outstanding share of Common Stock, par value $1 per share, of SPS (the "SPS Common Stock"), other than shares held by Novus Credit Services Inc. ("NOVUS") or its affiliates or as to which dissenters' rights have been perfected, will be converted into the right to receive not less than $32 in cash (the "Per Share Consideration"). The terms and conditions of the Sale and the Merger are more fully set forth in the Stock Purchase Agreement and Merger Agreement, respectively.

You have asked for our opinion as to whether (i) the Aggregate Consideration to be paid by Associates pursuant to the Stock Purchase Agreement is fair from a financial point of view to SPS and (ii) the Per Share Consideration to be paid to holders of shares of SPS Common Stock (other than shares held by Novus or its affiliates) pursuant to the Merger Agreement is fair from a financial point of view to such holders.

     For purposes of the opinion set forth herein, we have:

     (i) reviewed certain publicly available financial statements and other information of SPS;

     (ii) reviewed certain internal financial statements and other financial and operating data concerning SPS prepared by the management of SPS;

     (iii) analyzed certain financial projections prepared by the management of SPS;

     (iv) discussed the past and current operations and financial condition and the prospects of SPS with senior executives of SPS;

     (v)    reviewed the reported prices and trading activity of SPS Common
            Stock;

     (vi) compared the financial performance of SPS and the prices and trading activity of SPS Common Stock with that of certain other comparable publicly-traded companies and their securities;

     (vii) reviewed the financial terms, to the extent publicly available, of certain comparable precedent transactions;

     (viii) participated in discussions and negotiations among representatives of SPS and Associates and their financial and legal advisors;

     (ix) reviewed the Stock Purchase Agreement, Merger Agreement and certain related documents; and

     (x) performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of SPS. We have not made any independent valuation or appraisal of the assets or liabilities of SPS, nor have we been furnished with any such appraisals. In addition, we have assumed the Sale and the Merger will be consummated in accordance with the terms set forth in the Stock Purchase Agreement and Merger Agreement, respectively. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

We have acted as financial advisor to the Board of Directors of SPS in connection with this transaction and will receive a fee for our services. Morgan Stanley & Co. Incorporated is an affiliate of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"), which owns approximately 73.5% of the outstanding shares of Common Stock of SPS, and four officers of Morgan Stanley or its affiliates are members of the Board of Directors of SPS. In addition, the Chairman of the Board and Chief Financial Officer of SPS is an officer of Morgan Stanley. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for SPS and have received fees for the rendering of these services.

It is understood that this letter is for the information of the Board of Directors of SPS and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing with the Securities and Exchange Commission in connection with the Sale. In addition, we express no opinion or recommendation as to how holders of SPS Common Stock should vote in connection with the Sale and the Merger.

Based on the foregoing, we are of the opinion on the date hereof that (i) the Aggregate Consideration to be paid by Associates pursuant to the Stock Purchase Agreement is fair from a financial point of view to SPS and (ii) the Per Share Consideration to be paid to holders (other than shares held by Novus or its affiliates) of shares of SPS Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders.

                                   Very truly yours,

                                   MORGAN STANLEY & CO. INCORPORATED


                                   By:      __________________________________
                                            R. Bradford Evans
                                            Managing Director



                                 COMPARISON OF SELECTED COMPARABLE COMPANIES(1)
---------------------------------------------------------------------------------------------------------------
                                                  CREDIT CARDS

                                                              92-97 CAGR     NET CHG-OFFS      DELINQ./EOP
                  MARKET  PRICE/98E  PRICE/99E  RETURN ON     ON MANAGED      /AVG.MGD.            MGD.
 INSTITUTION      VALUE      EPS        EPS     MGD. LOANS    RECEIVABLES    RECEIVABLES      RECEIVABLES(2)
--------------    -----   ---------  ---------  ----------    -----------    -----------      --------------
                  ($MM)

SAIL               $893     20.5X     19.2X      1.04%(3)        25%(4)         9.2%             9.6 %
MBNA            $17,980     25.1x     20.5x      1.44%           38%            4.0%             4.6 %
Household        14,599     17.7      14.5       1.58            10             4.5(5)           4.8(5)
Capital One       5,772     25.8      21.5       1.46            48             6.6              6.2

MEAN (6)          --        22.9X     18.8 X     1.49%           32%            5.0%             5.2 %


Notes:    (1)  (Financial information as of or for the year ended 12/31/97.
               Market information as of 04/15/98. I/B/E.S estimates as of 04/15/98.
          (2)  30+ days delinquency except Household which is 60+ days past due.
          (3)  Estimated based on business line results.
          (4)  Estimated CAGR on managed receivable excluding Tandy
               acquisition is 16%
          (5)  Excludes commercial.
          (6)  Excludes Sail.


                COMPARISON OF SELECTED COMPARABLE COMPANIES(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           COMMERCIAL FINANCE

                                                 RETURN ON    92-97 CAGR     NET CHG-OFFS     DELINQ./EOP
                  MARKET  PRICE/98E  PRICE/99E   AVG. MDG.    ON MANAGED      /AVG.MGD.          MGD.
 INSTITUTION      VALUE      EPS        EPS     Receivables   RECEIVABLES    RECEIVABLES      RECEIVABLES
--------------    -----   ---------  ---------  -----------   -----------    -----------      -----------
                  ($MM)
SAIL                $893      20.5X    19.2X      0.93%(2)        39%            5.4%            5.6 %

Associates       $27,655      22.8x    19.5x      1.92%           19%            2.4(3)          2.2 %(3)

CIT                5,548      16.7     14.9       1.36(4)         13             0.6(3)           1.7(3)

FINOVA             3,479      21.8     18.8       1.71            30             0.6              2.1


MEAN(5)             --        20.4X    17.7X      1.66%           20%            1.2%            2.0 %



Notes:    (1)  Financial information as of or for the year ended 12/31/97.
               Market information as of 04/15/98. IBES earnings estimated as of 04/15/98
          (2)  Estimated based on business line results..
          (3)  As a percentage of owned receivables.
          (4)  Excludes non-recurring charges.
          (5)  Excludes Sail.



                                         COMPARISON OF SELECTED COMPARABLE COMPANIES(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NETWORK SERVICES
                                                    PRICE/EPS(3)                                                   AGG. VALUE/LTM
                              MARKET  AGGREGATE   --------------    5 YEAR      P/98       LTM                   -----------------
   COMPANY      STOCK PRICE   VALUE    VALUE(2)   1998E    1999E    GROWTH   EPS/GROWTH    REVENUES   LTM EBIT     REV.      EBIT
-------------   -----------   -----   ---------   -----    -----    ------   ----------    --------   --------    ------    ------
                              ($MM)     ($MM)                                               ($MM)      ($MM)


First Data       $32.19      $14,451   $15,791     19.6x    17.1x     16%        1.2x        $5,188     $1,175      3.0x      13.4x

BA Merchant       16.88          821       792     18.3    15.3       20         0.9            161         56      4.9       14.2
Services

Nova              32.44          944       978     42.1    27.0       25         1.7            336         28      2.9       34.5
Corporation

PMT Services      20.50          982       997     29.9    23.1      30          1.0            323         31      3.1       31.7

Paymentech        18.88          676       609     30.4    24.2      19          1.6            204         30      3.0       20.6

National          12.56          635       598     17.7    16.1      15          1.2            406         42      1.5       14.2
Processing

MEAN                --           --        --      26.4X    20.5X    21.%        1.3X           --         --       3.1X      21.4X

MEDIAN              --           --        --      24.8     20.1     20          1.2            --         --       3.0       17.4



Notes:   (1)    Financial information as of most recent filings. Market information as of 04/15/98
         (2)    Aggregate value defined as equity value plus debt and preferred less cash.
         (3)    Based on I/B/E/S as of 04/15/98. Earning estimates calendarized to a 1/2/31 year-end.
                When not available, calendar year 1999 EPS calculated by applying I/B/E/S 5 year growth rates to calendar year 1998 EPS.



                COMPARISON OF SELECTED COMPARABLE COMPANIES(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              TELESERVICES



                                                     PRICE/EPS(3)                                                  AGG. VALUE/LTM
                               MARKET  AGGREGATE    --------------    5 YEAR      P/98       LTM                   ----------------
   COMPANY      STOCK PRICE     VALUE    VALUE(2)   1998E    1999E    GROWTH   EPS/GROWTH    REVENUES   LTM EBIT    REV.      EBIT
-------------   -----------    -----   ---------   -----    -----     ------   ----------    --------   --------   ------    ------
                               ($MM)     ($MM)                                               ($MM)      ($MM)


APAC           $   11.44$       $560     $586      16.3x    11.8x      30 %      0.5 x        $356       $38        1.6x     15.3x
TeleServices

National            9.31         140      115     33.3      18.6      30         1.1            81       (6)        1.4      NM
Techteam
Precision           9.00         194      189     23.7      13.8      48         0.5           144       4          1.3      45.6
Response
Sitel              12.69         803      926     29.5      20.1      33         0.9           491       35         1.9      26.5
Sykes              21.06         824      790     25.1      17.8      36         0.7           313       33         2.5      23.9
Enterprises
Teletech           15.19         861      869     40.0      31.0      38         1.1           263       31         3.3      28.0
MEAN                --            --       --     28.0 X    18.9.X    36%        0.8x          --        --         2.0X     27.9X
MEDIAN              --            --       --     27.3      18.2      34         0.8           --        --         1.8      26.5



Notes:   (1)    Financial information as of most recent filings. Market information as of 04/15/98.
         (2)     Aggregate value defined as equity value plus debt and preferred less cash.
         (3)    Based on I/B/E/S as of 04/15/98.




                                                                              PROJECTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                              ($ MILLIONS)

                                         PLAN (1)                       MORGAN STANLEY ESTIMATES (2)
                                         -------------------------      ----------------------------------------------------------

CONSUMER CREDIT CARD SERVICES              1998             1999           2000           2001           2002           2003
-----------------------------              ----             ----           ----           ----           ----           ----
     Average Managed Receivables          $2,111            $2,322        $2,554          $2,810         $3,091        $3,400
       % Growth in Receivables                                10%            10%            10%            10%            10%
     Return on Managed Receivables        1.27%             1.27%          1.27%           1.27%          1.27%          1.27%
     Net Income                           $26.7             $29.4         $32.3           $35.6          $39.1         $43.0

COMMERCIAL ACCOUNT PROCESSING
-----------------------------
     Average Managed Receivables           $548             $630          $725            $833           $958          $1,102
       % Growth in Receivables                               15%           15%             15%            15%            15%
     Return on Managed Receivables        1.23%             1.23%          1.23%          1.23%          1.23%          1.23%
     Net Income                           $6.7              $7.7          $8.9            $10.2          $11.8          $13.5

NETWORK TRANSACTION SERVICES
----------------------------
     Revenues                             $48.2             $53.0         $58.3           $64.2          $70.6          $77.6
       Growth                                                10%           10%             10%            10%             10%
     Pretax Margin                         20%               20%           20%             20%            20%             20%
     Pretax Income                         $9.9             $10.9         $11.9           $13.1          $14.4          $15.9
     Net Income                            $6.1             $6.7          $7.4            $8.1           $8.9           $9.8

TELESERVICES
------------
     Revenues                              $50.5            $58.1         $66.8           $76.8          $88.3          $101.6
       Growth                                                15%           15%             15%             15%            15%
     Pretax Margin                         14%               14%           14%             14%             14%            14%
     Pretax Income                         $7.0             $8.1          $9.3            $10.7          $12.2          $14.1
     Net Income                            $4.3             $5.0          $5.7            $6.6           $7.6           $8.7

SAIL TOTAL EARNINGS PROJECTIONS
-------------------------------
     Net Income                            $43.9            $48.8         $54.3           $60.5          $67.4          $75.1


Notes:   (1)      Based on Management Plan. Excludes royalty payments.
         (2)      Estimates based on sector growth and margin trends.



                                                           KEY ASSUMPTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                           COST OF EQUITY

                                                                       BETAS(1)
                       CONSUMER CREDIT CARD SERVICES                                               COMMERCIAL ACCOUNT PROCESSING
                       -----------------------------                                               -----------------------------

MBNA                                                   1.26                                         Associates          1.14
Household                                              1.13                                         FINOVA              1.04
                                                                                                                        ----
Capital One                                            1.18                                         MEAN BETA           1.09
                                                       ----
     MEAN BETA                                         1.19



                                  NETWORK                                                                  TELESERVICES
                                  -------                                                                  ------------

First Data Corporation                                 1.18                                            APAC Teleservices      1.38
BA Merchant Services                                   0.83                                            National Techteam      1.47
Nova Corporation                                       0.79                                            Precision Response     0.96
PMT Services                                           1.04                                            Sitel                  1.43
Paymentech                                             0.92                                            Sykes enterprises      0.99
National Processing                                    1.22                                            Teletech               1.38
                                                       ----                                                                   ----
     MEAN BETA                                         1.00                                              MEAN BETA            1.27


                                                             COST OF EQUITY CALCULATION(2)


-----------------------------------------------------------------------------------------------------------------------------------
Consumer                               61.%               1.19                                 Risk Free Rate of Return(3)   5.59%
Commercial                             15%                1.09                                 Weighted Beta                 1.16
Network                                14%                1.00                                 Market Risk Premium           7.40
                                                                                                                             ----
TeleServices                           10%                1.27                                 COST OF EQUITY               14.14%
                                                          ----
     WEIGHTED BETA                                        1.16



Notes:   (1)      Based on the predicted beta from Barra's Beta Book January 1998 edition.
         (2)       Using a weighted average beta based on business line contribution for '98 Management Plan.
         (3)       The 10-year Treasury yield on 04/15/98.


                                                                           KEY ASSUMPTIONS
                -------------------------------------------------------------------------------------------------------------------
                                                                      Terminal Multiple Analysis


                   BASED ON CURRENT BUSINESS MIX (1998E)                                   BASED ON FUTURE BUSINESS MIX (2003E)
                -----------------------------------------                                  ----------------------------------------

Consumer                                        61%              14.0 x      Consumer       57%               14.0 x
Commercial                                      15%              17.0        Commercial     18%               17.0
Network                                         14%              14.0        Network`       13%               14.0
TeleServices                                    10%              16.0        TeleServices   12%               16.0

          BLENDED FORWARD MULTIPLE                               14.7 X                                        14.8 X




                                                                  Exhibit (c)(1)


                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of June 15, 1998, is entered into between SPS Transaction Services, Inc., a Delaware corporation ("SPS"), and Sail Acquisition, Inc., a Delaware corporation ("Acquisition"). SPS and Acquisition are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                              W I T N E S S E T H :

         WHEREAS, SPS and Acquisition are corporations duly organized and existing under the laws of the State of Delaware, governed by the provisions of the General Corporation Law of the State of Delaware ("DGCL") and of their respective Certificates of Incorporation and By-laws;

         WHEREAS, on the date of this Agreement, SPS has authority to issue 40,100,000 shares of capital stock, divided into two classes, namely: 100,000 shares of preferred stock, par value $1 per share ("Preferred Stock"), and 40,000,000 shares of common stock, par value $1 per share ("Common Stock");

         WHEREAS, on the date of this Agreement, NOVUS Credit Services Inc. ("Parent") is directly or indirectly the beneficial owner of 20,000,000 shares of Common Stock (the "Control Shares");

         WHEREAS, Acquisition is a wholly owned subsidiary of Parent;

         WHEREAS, SPS has entered into a Stock Purchase Agreement, dated April 18, 1998, with Associates First Capital Corporation ("Associates") pursuant to which SPS has agreed to sell to Associates substantially all of SPS's assets, consisting of all of the issued and outstanding capital stock of SPS's two subsidiaries, SPS Payment Systems, Inc. and Hurley State Bank, for a purchase price of $895,696,661 in cash (the "Sale");

         WHEREAS, the Board of Directors of SPS has ordered the distribution to the stockholders of SPS other than Parent of their proportionate share of the net proceeds from the Sale;

         WHEREAS, the respective Boards of Directors of SPS and Acquisition have, by resolutions duly adopted, approved this Agreement;

          WHEREAS, Parent has adopted this Agreement as the sole stockholder of Acquisition; and

          WHEREAS, the Board of Directors of SPS has directed that this Agreement be submitted to a vote of its stockholders;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SPS and Acquisition hereby agree as follows:

          1.  Merger.  Acquisition  shall  be  merged  with  and  into  SPS (the
              -------
"Merger"), and SPS shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and at the time of filing of a certificate of merger with the Secretary of State of the State of Delaware (the "Effective Time").

          2. Governing Documents. The Certificate of Incorporation of SPS, as in
             -------------------
effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws, and the By-laws of SPS, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, of the Certificate of Incorporation of the Surviving Corporation and applicable laws.

          3.  Succession.  At the  Effective  Time,  the  separate  existence of
              -----------
Acquisition shall cease, and SPS shall become entitled to all the rights, privileges, powers and franchises of a public and private nature, and be subject to all the obligations, duties, restrictions and disabilities of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due to each of the Constituent Corporations on whatever account, as well as stock subscriptions and all other things in action belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations; and the title to any real estate vested, by deed or otherwise, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of Acquisition shall be preserved unimpaired. To the extent permitted by law, any claim existing or action or proceedings pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place. All debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Acquisition, its stockholder, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Acquisition. The employees and agents of Acquisition shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Acquisition. The requirements of any plans or agreements of Acquisition involving the issuance or purchase by Acquisition of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

          4.  Directors.  The  members  at the  Effective  Time of the  Board of
              ----------
Directors of SPS shall thereafter be the members of the Board of Directors of the Surviving Corporation until removed or replaced in accordance with the provisions of the Surviving Corporation's By-laws, Certificate of Incorporation and applicable laws.

          5. Further Assurances.  From time to time, as and when required by the
             -------------------
Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Acquisition such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Acquisition, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Acquisition or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          6.  Conversion  of Shares.  At the  Effective  Time,  by virtue of the
              ----------
Merger and without any action on the part of the holder thereof:

                    (a) each  share of  Common  Stock  issued  and  outstanding immediately prior to the Effective Time, other than the Control Shares, shall be cancelled and be converted into, and become the right to receive: (i) in the case of such shares other than Dissenting Shares (defined below), upon compliance with the conditions set forth in Section 9(b), a cash payment equal to $32.02 (the "Merger Consideration"), without interest; and (ii) in the case of Dissenting Shares, the consideration set forth in Section 7 hereof;

                    (b) each Control Share issued and outstanding immediately prior to the Effective Time, shall continue to be an issued and outstanding share of capital stock of the Surviving Corporation, with the same rights and privileges attached to such share immediately prior to the Effective Time, but shall not be entitled to any payment, consideration or other distribution by reason of the Merger; and

                    (c) each share of capital stock of Acquisition, issued and outstanding immediately prior to the Effective Time, shall be cancelled and extinguished and no consideration shall be paid therefor.

          7. Dissenting  Shares.  Notwithstanding  anything in this Agreement to
             -------------------
the contrary, shares of Common Stock which are issued and outstanding immediately prior to the Effective Time and which are held by stockholders that have not voted such shares in favor of the Merger but have, instead, delivered a written demand for the appraisal of such shares in the manner provided in the DGCL (such shares, the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration and the holders thereof shall only be entitled to such rights as are granted by Section 262 of the DGCL. Each holder of Dissenting Shares that becomes entitled to payment for such shares as pursuant to Section 262 of the DGCL shall receive payment therefor from the Surviving Corporation in accordance with the DGCL; provided however,
                                                              --------  --------
that (i) if any such holder of Dissenting Shares shall have failed to establish that it is entitled to appraisal rights as provided in Section 262 of the DGCL, or (ii) if any such holder of Dissenting Shares shall have effectively withdrawn the demand for appraisal of such shares or lost the right to appraisal and payment of such shares under Section 262 of the DGCL, or (iii) if neither the Surviving Corporation nor such holder of Dissenting Shares shall have filed a petition demanding a determination of the value of all Dissenting Shares within the time provided in Section 262 of the DGCL, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares and each such share of Common Stock shall thereupon be deemed to have been converted, as of the Effective Time, into and represent the right to receive from the Surviving Corporation the Merger Consideration, without interest thereon, as provided in
Section 6 hereof.

          8.  Condition  to Merger.  The  consummation  of the  Merger  shall be
              ---------------------
subject to the fulfillment at or prior to the Effective Time of the following conditions:

                    (a) consummation of the Sale;

                    (b) the  Merger Agreement shall have  been adopted by the
          holders  of  a  majority  of  shares  of  Common   Stock   issued  and
          outstanding;  and

                    (c) no statute, rule, regulation, decree, order or injunction shall have been promulgated, enacted, entered or enforced by any United States federal or state government, governmental agency or authority or court which remains in effect and prohibits, restrains, enjoins or restricts the consummation of the Merger.

          9. Exchange of Certificates.
             -------------------------

                    (a) From and after the Effective Time, a bank or trust company to be designated by SPS (the "Exchange Agent") shall act as exchange agent in effecting the exchange of the Merger Consideration for certificates representing shares of Common Stock entitled to payment pursuant to Section 6 (the "Certificates").

                    (b) Promptly after the Effective Time, the Exchange Agent shall mail to each record holder of Certificates a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and instructions for use in surrendering Certificates and receiving the Merger Consideration therefor. Upon the surrender of each Certificate, together with such letter of transmittal duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be unconditionally entitled to receive in exchange therefor an amount equal to the Merger Consideration multiplied by the number of shares of Common Stock formerly represented by such Certificate, and such Certificate shall be cancelled. Until so surrendered, each such Certificate shall represent solely the right to receive, upon compliance with the conditions set forth in this Subsection 9(b), an amount equal to the Merger Consideration multiplied by the number of shares of Common Stock formerly represented by such Certificate. No interest shall be paid or accrue on the Merger Consideration payable upon the surrender of the Certificates. If any Merger Consideration is to be paid to a person (the "Payee") other than the person in whose name the Certificate surrendered in exchange therefor is registered (the "Record Holder"), such Certificate shall be accompanied by all documents required to evidence and effect the transfer of the rights represented by such Certificate from the Record Holder to the Payee, and it shall be a condition to such exchange that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the payment of such Merger Consideration to the Payee, or that such person shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of Common Stock for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws.

                    (c) Promptly following the date which is 180 days after the Effective Time, the Exchange Agent's duties shall terminate, and any funds deposited with the Exchange Agent that remain unclaimed by holders of Certificates shall be paid to the Surviving Corporation upon demand. Thereafter, each holder of a Certificate may surrender such Certificate to the Surviving Corporation along with the applicable letter of transmittal and (subject to applicable abandoned property, escheat and similar laws) receive in exchange therefor an amount equal to the Merger Consideration multiplied by the number of shares of Common Stock formerly represented by such Certificate, without any interest thereon, but shall have no greater rights against the Surviving Corporation than may be accorded to general creditors of the Surviving Corporation.

                    (d) After the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of any shares of Common Stock other than the Control Shares. If, after the Effective Time, Certificates (other than Certificates relating to the Control Shares) are presented to the Surviving Corporation or the Exchange Agent, they shall be canceled and exchanged for the applicable Merger Consideration, as provided herein, subject to applicable law in the case of Dissenting Shares.

          10. Options.
              -------

                    (a) Prior to the Effective Time, the Board of Directors of SPS (or, if appropriate, any committee thereof) shall adopt appropriate resolutions and use its reasonable good faith efforts to take all other actions necessary to provide for the surrender to the issuer, effective at the Effective Time, of all the outstanding stock options, warrants or rights to purchase shares of Common Stock heretofore granted (collectively, the "Options") under any outstanding stock option plan or pursuant to any outstanding warrant agreement or any other outstanding plan, program or arrangement of SPS providing for the issuance or grant of any other interest in respect of the capital stock of SPS or any Subsidiary of SPS (collectively, the "Stock Plans") on terms such that, immediately prior to the Effective Time, (i) each Option, whether or not then vested or exercisable, shall no longer be exercisable for the purchase of shares of Common Stock, but shall entitle each holder thereof, in cancellation and settlement therefor, to payments in cash (less any applicable withholding taxes, the "Cash Payment"), at the Effective Time, equal to the product of (x) the total number of shares of Common Stock subject to such Option, whether or not then vested or exercisable, and
          (y) the excess of the Merger Consideration over the per-share exercise price of such Option, each such Cash Payment to be paid to each holder of an outstanding Option at the Effective Time, and (ii) each share of Common Stock previously issued in the form of a grant of restricted stock or grant of contingent shares shall become fully vested, whether or not then vested; provided, however, that with respect to any person
                              --------- -------
          subject to Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), such surrender to the issuer under either clause (i) or (ii) above shall be approved in advance by the Board of Directors of SPS (or an appropriate committee thereof) so as to cause such dispositions to be exempt under Rule 16b-3. Any then outstanding stock appreciation rights or limited stock appreciation rights shall be canceled immediately prior to the Effective Time without any payment therefor, notwithstanding the terms of any Stock Plan. Notwithstanding any other provision of this Section 10 to the contrary, the Cash Payment may be withheld with respect to any Option until necessary consents and releases are obtained.

          11.  Amendment.  Subject to  applicable  law,  this  Agreement  may be
               ---------
amended, modified or supplemented, at any time before or after adoption of this Agreement by the stockholders of SPS, by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, after the adoption of this Agreement by the stockholders of SPS, no such amendment shall be made which by law requires the further approval of the stockholders of SPS without such further approval.

          12.  Abandonment.  At any time prior to the Effective Time, whether
               ------------
before or after the adoption of this Agreement by the stockholders of SPS, this Agreement may be terminated, and the Merger may be abandoned by the Board of Directors of SPS and Acquisition, notwithstanding approval of this Agreement by the stockholders of SPS, or by the stockholder of Acquisition, or both, if, in the opinion of the Board of Directors of SPS and Acquisition, circumstances arise which make the Merger for any reason inadvisable.

          13.  Counterparts.  In order to facilitate the filing and recording of
               -------------
this Agreement, the same may be executed in two counterparts, both of which shall constitute one and the same agreement.

          14.  Interpretation.  The headings contained in this Agreement are for
               ---------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          15. Miscellaneous. This Agreement (i) constitutes the entire agreement
              -------------
and supersedes all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof, (ii) is not intended to confer upon any other person any rights or remedies hereunder,
(iii) shall not be assigned by operation of law or otherwise and (iv) shall be governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                            SPS TRANSACTION SERVICES, INC.


                                            By:/s/Thomas C. Schneider
                                               -------------------------
                                               Name:  Thomas C. Schneider
                                               Title: Chairman and Chief
                                                      Financial Officer


                                            SAIL ACQUISITION, INC.


                                            By:/s/Philip J. Purcell
                                               -------------------------
                                               Name:  Philip J. Purcell
                                               Title: President


                                                                  Exhibit (c)(2)



                                VOTING AGREEMENT

         VOTING AGREEMENT (this "Agreement"), dated as of April 18, 1998, by Associates First Capital Corporation, a Delaware corporation ("Purchaser"), and NOVUS Credit Services Inc. (the "Parent"), a stockholder of SPS Transaction Services, Inc., a Delaware corporation (the "Company").

                                    RECITALS

         A. Purchaser and the Company are concurrently herewith entering into a Stock Purchase Agreement dated as of the date hereof (a copy of which has been provided to the Parent) (the "Stock Purchase Agreement"), pursuant to which Purchaser shall acquire all of the issued and outstanding shares of capital stock of each of the Subsidiaries (as defined in the Stock Purchase Agreement).

         B. The Parent is a significant stockholder of the Company.

         C. The execution and delivery of this Agreement is a condition to Purchaser entering into the Stock Purchase Agreement.

         NOW,   THEREFORE,   in   consideration   of  the   premises   and   the
representations, warranties and agreements herein contained, the parties hereby agree as follows:

          1. Voting.  At the meeting of the Company's  stockholders  convened to
             ------
consider and vote upon the authorization of the transactions contemplated by the Stock Purchase Agreement (the "Stock Sale"), the Parent shall vote or cause to be voted all of the shares of common stock of the Company, par value $0.01 per share (the "Company Common Stock"), owned of record by it at the record date for such vote (a) in favor of the authorization of the transactions contemplated by the Stock Purchase Agreement and (b) against (i) approval of any proposal made in opposition to or in competition with the Stock Sale or any of the other transactions contemplated by the Stock Purchase Agreement, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of the Company or any of its subsidiaries, with or involving any party other than the Purchaser or one of its subsidiaries,
(iii) any liquidation or winding up of the Company, and (iv) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the Stock Sale or the other transactions contemplated by the Stock Purchase Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Stock Purchase Agreement which would materially and adversely affect the Company or its ability to consummate the transactions contemplated by the Stock Purchase Agreement.

          2. No Solicitation.  The Parent shall not, directly or indirectly: (i)
             ---------------
take any action to seek, initiate or solicit any offer from any person, entity or group to acquire any shares of capital stock of the Company or its subsidiaries, to merge or consolidate with the Company or its subsidiaries, or to otherwise acquire any significant portion of the assets of the Company or its subsidiaries except for acquisitions solely of inventory in the ordinary course of business (a "Third Party Acquisition Offer"), or (ii) engage in negotiations or discussions concerning a Third Party Acquisition Offer or the business or assets of the Company or its subsidiaries with, or disclose financial information relating to the Company or its subsidiaries, or any confidential or proprietary trade or business information relating to the business of the Company or its subsidiaries to, or afford access to the properties, books or records of the Company or its subsidiaries to, any third party that may be considering a Third Party Acquisition Offer. The Parent shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition Offer.

          3. No Transfer. The Parent shall not sell, pledge, assign or otherwise
             -----------
transfer or dispose of, or authorize, propose or agree to the sale, pledge, assignment or other transfer or disposition of, any of its shares of Company Common Stock.

          4. Best Efforts; Additional Agreements and Provisions.  Subject to the
             --------------------------------------------------
terms and conditions of this Agreement, each of the parties hereto agrees to use its, his or her best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper, or advisable in accordance with applicable law to consummate and make effective the transactions contemplated by this Agreement and the Stock Purchase Agreement. If any further action is reasonably necessary or desirable to carry out the purposes of this Agreement or the Stock Purchase Agreement, each party to this Agreement shall take all such action.

          5. Representations and Warranties.  The Parent represents and warrants
             ------------------------------
to Purchaser as follows:

                  (a) Organization. The Parent is a corporation duly organized and validly existing under the laws of the State of Delaware.

                  (b) Corporate Power. The Parent has the requisite power and authority to enter into this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  (c) Validity. This Agreement has been duly and validly executed and delivered by the Parent and constitutes a valid and legally binding obligation thereof, enforceable in accordance with its terms. The Parent has full legal power, authority and right to vote all shares of Company Common Stock in favor of the authorization of the transactions contemplated by the Stock Purchase Agreement without the consent or approval of, or any other action on the part of, any other person or entity.

                  (d) Authority to Vote Shares. The Parent owns of record a total of 20,000,000 shares of Company Common Stock. The Parent has full legal power, authority and right to vote all shares of Company Common Stock in favor of the authorization of the transactions contemplated by the Stock Purchase Agreement without the consent or approval of, or any other action on the part of, any other person or entity.

                  (e) Noncontravention. Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions contemplated hereby or by the Stock Purchase Agreement, nor compliance with any of the provisions hereof or thereof, will violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien upon any of the properties or assets of the Parent under, any of the terms, conditions or provision of any agreement or instrument to which the Parent is a party or any statute, rule, regulation, judgment, order, decree or other legal requirement applicable to the Parent; except for any such breach, violation, conflict or default which, individually or in the aggregate, would not prevent the Parent from casting all votes necessary to authorize the transactions contemplated by the Stock Purchase Agreement.

                  (f) Litigation. There is no claim, action, proceeding or investigation pending or, to the knowledge of the Parent, threatened against or relating to the Parent before any court or governmental or regulatory authority or body and the Parent is not subject to any outstanding order, writ, injunction or decree which, if determined adversely, individually or in the aggregate, could reasonably be expected to prevent the Parent from performing its obligations hereunder.

          6. Termination.  This Agreement may be terminated upon the earliest to
             -----------
occur of (i) the termination of the Stock Purchase Agreement pursuant to Article IX thereof; (ii) the consummation of the Stock Sale; and (iii) the date which is 9 months after the date hereof. In the event of a termination of this Agreement pursuant to this Section 6, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto; provided, however, that nothing herein shall release any party hereto from any liability for any breach of this Agreement.

          7. Miscellaneous.
             -------------
                  (a) Notices. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides for evidence of receipt to the parties at the following addresses or telecopier numbers (or at such other address, or telecopy number for a party as shall be specified by like notice):

                           if to the Parent at:

                           NOVUS Credit Services Inc.
                           2500 Lake Cook Road
                           Riverwoods, IL  60015
                           Telecopy No.:  (847) 405-3755

                           Attention:  General Counsel, Credit Services


                           if to Purchaser at:

                           Associates First Capital Corporation
                           250 E. Carpenter Freeway
                           Irving, TX  75062
                           Telecopy No.:  (972) 652-5798
                           Attention:  General Counsel

                  (b) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

                  (d) Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (e) Severability; Savings. The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

                  (g) Assignment. Neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any party hereto, whether by operation of law or otherwise, without the express prior written consent of each of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, heirs, legal representatives and permitted assigns.

                  (h) Remedies. In addition to all other remedies available, the parties agree that, in the event of a breach by a party of any of its obligations hereunder, the non-breaching party shall be entitled to specific performance or injunctive relief.

                  (i) Defined Terms. All capitalized terms used herein and not defined herein shall have the meaning set forth in the Stock Purchase Agreement.


         IN WITNESS WHEREOF, each of the parties hereto have signed this Agreement as of the date first above written.

                                    ASSOCIATES FIRST CAPITAL CORPORATION

                                    By  /s/ Joseph N. Scarpinato
                                       ---------------------------------
                                    Name:  Joseph N. Scarpinato
                                    Title: Executive Vice President

                                    NOVUS CREDIT SERVICES INC.

                                    By  /s/ Thomas C. Schneider
                                       ---------------------------------
                                    Name:  Thomas C. Schneider
                                    Title: Chief Financial Officer


                                                                  Exhibit (d)(1)

                                 SCHEDULE 14A

                                 (Rule 14a-10)

                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  {x}
Filed by a Party other than the Registrant  {  }

Check the appropriate box:

{x }     Preliminary Proxy Statement

{  }     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
{  }     Definitive Proxy Statement
{  }     Definitive Additional Materials
{  }     Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                        SPS TRANSACTION SERVICES, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{  }     No fee required.
{x }     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         1)  Title of each class of securities to which transaction applies:

             _______________________________________________________________
         2)  Aggregate number of securities to which transaction applies:

             _______________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             _______________________________________________________________
         4)  Proposed maximum aggregate value of transaction:
               $895,696,661
             ---------------------------------------------------------------

        5)  Total fee paid:
               $179,139.33
             ---------------------------------------------------------------
{x}      Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting
         fee  was  paid   previously.   Identify  the   previous   filing  by
         registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
            _______________________________________________________________
         2) Form, Schedule or Registration Statement No.:
            _______________________________________________________________
         3) Filing Party:
            _______________________________________________________________
         4) Date Filed:
            _______________________________________________________________


                     PRELIMINARY COPY, DATED JULY 1, 1998

[SPS LOGO]
2500 LAKE COOK ROAD
RIVERWOODS, ILLINOIS 60015

                                                                        , 1998

Dear Stockholder:

          You are cordially invited to attend a Special Meeting of our stockholders that will be held on _____________, 1998, at 10:00 a.m. Central Time, at the Chicago Botanic Garden, Education Center, 1000 Lake Cook Road, in Glencoe, Illinois 60022.

          At the Special Meeting, you will be asked to approve the sale by the Company of substantially all of its assets, consisting of all the issued and outstanding capital stock of the Company's two subsidiaries, SPS Payment Systems, Inc. and Hurley State Bank, to Associates First Capital Corporation, pursuant to a Stock Purchase Agreement, dated April 18, 1998, between the Company and Associates, for a purchase price of $895,696,661 in cash (the "Sale"). You will also be asked to adopt an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 15, 1998, between the Company and Sail Acquisition, Inc., a wholly owned subsidiary of NOVUS Credit Services Inc. The Merger will be effected as soon as practicable after the closing of the Sale and is being undertaken as a means of distributing to the public stockholders of the Company their pro rata portion of the net proceeds of the Sale. In the Merger, each outstanding share of the Company's common stock (other than common stock held by NOVUS or by any stockholders who perfect their statutory appraisal rights under Delaware law) will be converted into the right to receive $32.02 in cash, without interest thereon. Because the Company will bear the entire income tax liability on the gain resulting from the Sale and Morgan Stanley Dean Witter & Co. (the parent company of NOVUS) has agreed to contribute $500,000 to the Company to defray the expenses incurred by the Company in connection with the Sale and Merger, the per share amount allocable to NOVUS will be effectively less than $32.02 per share.

          APPROVAL OF THE SALE AND ADOPTION OF THE MERGER AGREEMENT REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING COMMON STOCK. NOVUS OWNS APPROXIMATELY 73.3% OF THE COMPANY'S OUTSTANDING COMMON STOCK AND HAS AGREED WITH ASSOCIATES TO VOTE ALL OF THE SHARES OWNED BY IT IN FAVOR OF THE SALE. IN ADDITION, NOVUS INTENDS TO VOTE ALL SUCH SHARES IN FAVOR OF ADOPTION OF THE MERGER AGREEMENT. AS A RESULT, THE TRANSACTIONS WILL BE APPROVED AT THE SPECIAL MEETING WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDER.

          Your Board of Directors, after careful consideration, has determined that both the Sale and the Merger are fair to you and in your best interests. Therefore, the Board recommends that you vote FOR approval of the Sale and adoption of the Merger Agreement.

          Detailed information concerning both the Sale and the Merger is set forth in the attached Proxy Statement, which we urge you to read carefully. Thank you for your support over the years.

                                                     Sincerely,

                                                     Thomas C. Schneider
                                                     Chairman of the Board

              PLEASE DO NOT SEND STOCK CERTIFICATES AT THIS TIME.

                        SPS TRANSACTION SERVICES, INC.
                              2500 LAKE COOK ROAD
                          RIVERWOODS, ILLINOIS 60015

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON __________, __________, 1998

          A Special Meeting of Stockholders (the "Special Meeting") of SPS Transaction Services, Inc. (the "Company") will be held on ___________, 1998, at the Chicago Botanic Garden, Education Center, 1000 Lake Cook Road, Glencoe, Illinois 60022 at 10:00 a.m., local time, for the following purposes:

      1. To consider and vote upon a proposal to approve the sale by the Company of substantially all of its assets, consisting of all the issued and outstanding capital stock of the Company's two subsidiaries, SPS Payment Systems, Inc. and Hurley State Bank, to Associates First Capital Corporation, a Delaware corporation ("Associates"), for a purchase price of $895,696,661 in cash (the "Sale"), upon the terms and subject to the conditions set forth in a Stock Purchase Agreement, dated April 18, 1998 (the "Purchase Agreement"), between the Company and Associates.

      2. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of June 15, 1998 (the "Merger Agreement"), between the Company and Sail Acquisition, Inc., a Delaware corporation ("Acquisition") and a wholly owned subsidiary of NOVUS Credit Services Inc., a Delaware corporation ("NOVUS"), pursuant to which Acquisition will be merged with and into the Company (the "Merger"), with the Company being the surviving corporation. In the Merger, each share of the Company's common stock, par value $0.01 per share (the "Common Stock"), outstanding at the effective time of the Merger (other than Common Stock held by NOVUS or any stockholders who perfect their statutory appraisal rights under Delaware law), will be converted into the right to receive $32.02 in cash, without interest thereon.

      3. To transact such other business as may be properly brought before the Special Meeting, or any adjournments or postponements thereof.

          The Sale and the Merger are more fully described in the attached Proxy Statement and Annexes thereto.

          Stockholders not voting in favor of adoption of the Merger Agreement and who otherwise comply with the provisions of Section 262 of the General Corporation Law of the State of Delaware will have the right, if the Merger is consummated, to demand appraisal of the fair market value of their shares of Common Stock. A copy of Section 262 is attached to the Proxy Statement as Annex II. See "PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT--Appraisal Rights" in the accompanying Proxy Statement for a description of the procedures required to preserve and obtain appraisal rights.

          Holders of record of Common Stock at the close of business on ____________, 1998, will be entitled to notice of and to vote on all matters presented at the Special Meeting and at any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          Michael  J. Hartigan, Jr.
                                                  Secretary

_____________, 1998


              PLEASE DO NOT SEND STOCK CERTIFICATES AT THIS TIME.

                     PRELIMINARY COPY, DATED JULY 1, 1998

                                   SPS LOGO

   -----------------------------------------------------------------------
                                PROXY STATEMENT

   -----------------------------------------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                                    , 1998

          This proxy statement is being furnished to the stockholders of SPS Transaction Services, Inc. ("We" or the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors") for a Special Meeting of the Company's stockholders (the "Stockholders") to be held on __________, 1998, at 10:00 a.m. Central Time, at the Chicago Botanic Garden, Education Center, 1000 Lake Cook Road, Glencoe, Illinois 60022, and at any adjournments and postponements thereof. The purposes of the Special Meeting are to consider and act upon (i) a proposal to approve the sale by the Company of substantially all of its assets, consisting of all the issued and outstanding capital stock of the Company's two subsidiaries, SPS Payment Systems, Inc., a Delaware corporation, and Hurley State Bank, a South Dakota state bank, to Associates First Capital Corporation, a Delaware corporation ("Associates"), pursuant to a Stock Purchase Agreement, dated April 18,1998 (the "Purchase Agreement"), between the Company and Associates, for a purchase price of $895,696,661 in cash (the "Sale") and (ii) a proposal to adopt the Agreement and Plan of Merger, dated as of June 15, 1998 (the "Merger Agreement"), between the Company and Sail Acquisition, Inc., a Delaware corporation ("Acquisition") and a wholly owned subsidiary of NOVUS Credit Services Inc., a Delaware corporation ("NOVUS"), pursuant to which Acquisition will be merged with and into the Company (the "Merger"), with the Company being the surviving corporation.

          The Merger will be effected as soon as practicable after the closing of the Sale to distribute to the public Stockholders their pro rata portion of the net proceeds of the Sale. In the Merger, each share of the Company's common stock, par value $0.01 per share (the "Common Stock"), outstanding at the effective time of the Merger (other than Common Stock held by NOVUS or by any Stockholders who perfect their statutory appraisal rights under Delaware law) will be converted into the right to receive $32.02 in cash, without interest thereon. Because the Company will bear the income tax liability on the gain resulting from the Sale and Morgan Stanley Dean Witter & Co. (the parent company of NOVUS) has agreed to contribute $500,000 to the Company to defray the expenses incurred by the Company in connection with the Sale and the Merger, the per share amount allocable to NOVUS is effectively less than $32.02 per share.

          The Board of Directors, after careful consideration, has approved the Purchase Agreement and the Merger Agreement and has determined that both the Sale and the Merger are fair to and in the best interests of the Stockholders and recommends that Stockholders approve the Sale and adopt the Merger Agreement.

         CONCURRENTLY WITH THE PARTIES' EXECUTION OF THE PURCHASE AGREEMENT, NOVUS AND ASSOCIATES ENTERED INTO A VOTING AGREEMENT (THE "VOTING AGREEMENT"), PURSUANT TO WHICH NOVUS HAS AGREED TO VOTE, OR CAUSE TO BE VOTED, ALL OF THE SHARES OF COMMON STOCK OWNED OF RECORD OR CONTROLLED BY NOVUS (REPRESENTING APPROXIMATELY 73.3% OF THE COMMON STOCK ISSUED AND OUTSTANDING ON THE RECORD
DATE) AND ENTITLED TO VOTE AT THE SPECIAL MEETING IN FAVOR OF THE SALE. SEE "INTRODUCTION" AND "PROPOSAL NO. 1 -- APPROVAL OF THE SALE -- ANCILLARY AGREEMENTS -- THE VOTING AGREEMENT." IN ADDITION, NOVUS INTENDS TO VOTE IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT. BECAUSE NOVUS WILL VOTE THE SHARES OF COMMON STOCK THAT IT OWNS IN FAVOR OF THE APPROVAL OF THE SALE AND THE ADOPTION OF THE MERGER AGREEMENT, THE SALE AND THE MERGER AGREEMENT WILL BE APPROVED AND ADOPTED, RESPECTIVELY, AT THE SPECIAL MEETING EVEN IF NO OTHER STOCKHOLDER VOTES IN FAVOR OF THEM.

          These proxy materials are being mailed on or about _______________, 1998, to holders of record on _______________, 1998 (the "Record Date") of the Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote. As of the Record Date, there were [27,310,497] shares of Common Stock outstanding. The presence in person or by proxy of 51% of such shares shall constitute a quorum.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OF MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         You may revoke your Proxy at any time prior to its exercise by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Appearance at the Special Meeting by a Stockholder who has given a valid proxy will not, by itself, constitute a revocation of such proxy. If shares of Common Stock are represented by more than one properly executed proxy, the executed proxy bearing the latest date will be voted at the Special Meeting. For more information concerning proxies, see "INTRODUCTION - Proxies."

          The date of this Proxy Statement is _________________, 1998

                              TABLE OF CONTENTS

                                                                         PAGE

QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS.............................1

SUMMARY..................................................................1

INTRODUCTION.............................................................8

   MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING.......................8
   RECORD DATE; VOTING AT THE SPECIAL MEETING; QUORUM....................8
   PROXIES...............................................................9

SPECIAL FACTORS..........................................................10

   GENERAL...............................................................10
   BACKGROUND............................................................10
   RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE TRANSACTION.11
   OPINION OF FINANCIAL ADVISOR..........................................12

PROPOSAL NO. 1--APPROVAL OF THE SALE.....................................15

   TERMS OF THE PURCHASE AGREEMENT.......................................15
   ANCILLARY AGREEMENTS..................................................20
   INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS......................21
   REGULATORY APPROVALS..................................................22

PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT.........................23

   TERMS OF THE MERGER AGREEMENT.........................................23
   EFFECTIVE TIME........................................................24
   PAYMENT FOR SHARES AND SURRENDER OF STOCK CERTIFICATES................24
   CERTAIN EFFECTS OF THE MERGER.........................................25
   ACCOUNTING TREATMENT..................................................25
   CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER.................25
   APPRAISAL RIGHTS......................................................26

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA..........................29

CONTROLLING PERSONS, DIRECTORS AND EXECUTIVE OFFICERS OF MSDW, NOVUS,
ACQUISITION AND THE COMPANY..............................................31

   BACKGROUND OF NAMED PERSONS...........................................31
   PAST CONTACTS, TRANSACTIONS, OR NEGOTIATIONS..........................31
   PLANS OR PROPOSALS....................................................32
   INTEREST IN THE COMPANY'S SECURITIES..................................32
   CONTRACTS, ARRANGEMENTS, OR UNDERSTANDINGS CONCERNING THE COMPANY'S
   SECURITIES............................................................32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................33

   MANAGEMENT SERVICES AGREEMENT WITH NOVUS.............................33
   FINANCING AGREEMENTS WITH MSDW; INTEREST RATE SWAP AND CAP
    AGREEMENTS..........................................................33
   THIRD PARTY PROCESSING AND COOPERATIVE NETWORK SERVICE AGREEMENT
     AND TERMINAL SERVICE AGREEMENT WITH NOVUS SERVICES.................33
   SYSTEM ACCESS AGREEMENT WITH NOVUS SERVICES..........................34
   SERVICE AGREEMENT WITH NOVUS SERVICES................................34
   DEBIT CARD PROCESSING LETTER AGREEMENT AND SALES LEAD LETTER
     AGREEMENT WITH NOVUS SERVICES......................................34
   MARKETING SERVICES AGREEMENT WITH NOVUS..............................34

   SERVICE AGREEMENT WITH MOUNTAINWEST..................................35
   OPERATIONAL OUTSOURCING SERVICE AGREEMENT WITH MOUNTAINWEST..........35
   HEADQUARTERS LEASE WITH NOVUS........................................35
   SERVICE AGREEMENT WITH NEW CASTLE....................................35

HISTORICAL MARKET PRICE AND DIVIDEND DATA...............................37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........38

FEES AND EXPENSES.......................................................39

WHERE YOU CAN FIND MORE INFORMATION.....................................40

INDEPENDENT PUBLIC ACCOUNTANTS..........................................40

OTHER MATTERS...........................................................40

ANNEX I - OPINION OF FINANCIAL ADVISOR..................................I-1

ANNEX II - SECTION 262 OF THE GENERAL CORPORATION LAW  OF THE STATE
  OF DELAWARE..........................................................II-1

ANNEX III - THE MERGER AGREEMENT......................................III-1

ANNEX IV - INFORMATION CONCERNING DIRECTORS AND OFFICERS OF  THE
  COMPANY, MSDW, NOVUS AND ACQUISITION.................................IV-1

ANNEX V - COMMON STOCK PURCHASES........................................V-1

                 QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS

Q:       Why is the Company selling its business?

A: The Board of Directors has determined that a sale of substantially all of the Company's assets and a subsequent distribution to you of your proportionate interest in the net proceeds from that sale is in your best interest. The Board reached this determination after it was informed that Morgan Stanley Dean Witter & Co. desired to dispose of the 73.3% interest in the Company that it holds through NOVUS, and after a long and thorough sales process where we and our financial advisor solicited indications of interest in a possible transaction from all candidates that we believed to be potential acquirors of the Company.

Q: Why is the transaction structured as a sale of the stock of the Company's subsidiaries - SPS Payment Systems, Inc. and Hurley State Bank?

A:       The sale of the stock of SPS Payment  Systems  and Hurley  State Bank will transfer substantially all of the Company's assets to Associates. The transaction is structured in this way in order to enable Associates, the Company, SPS Payment Systems and Hurley State Bank to make certain joint elections under federal and state tax laws to allow SPS Payment Systems and Hurley State Bank to have a higher tax basis in their assets after their sale to Associates. This structure benefits stockholders by enabling Associates to agree to a higher price than if the transaction were structured as a merger.

Q:       What is the purpose of the merger following the sale?

A: The purpose of the merger is to distribute to you your pro rata portion of the net proceeds from the sale of the Company's business.

Q: What will I receive after the consummation of the sale and the merger?

A: You will receive your pro rata portion of the net proceeds from the sale, which will be equal to $32.02 for each share of the Company's common stock that you own, unless you perfect your statutory appraisal rights under Delaware law. We intend to distribute the net proceeds from the sale as soon as practicable after the consummation of the sale and the merger.

Q:       Should I send my stock certificates now?

A: No. After the merger is completed, we will send to you written instructions for exchanging your stock certificates for your pro rata share of the net proceeds from the sale.

Q:       What do I need to do now?

A: Just indicate on your proxy card how you want to vote, and sign and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the Special Meeting. If you sign and send in your proxy card and do not indicate how you want to vote, your shares will be voted in favor of approval of the sale and adoption of the merger agreement. If you do not vote or you abstain, it will have the effect of a vote against approval of the sale and adoption of the merger agreement.

         The Special Meeting will take place on ____________, 1998. You may attend the Special Meeting and vote your shares in person, rather than signing and mailing your proxy card. In addition, you may take back your proxy up to and including the day of the Special Meeting by following the directions on page 10 and either change your vote or attend the meeting and vote in person.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker.

Q:       What vote is required to approve the transactions?

A: The affirmative vote of a majority of the outstanding shares of the Company's common stock is required to approve the sale and adopt the merger agreement.

         NOVUS, which owns 73.3% of the Company's outstanding common stock, has agreed with Associates to vote all of the shares owned by it in favor of the sale. NOVUS also intends to vote in favor of adoption of the merger agreement. Therefore, NOVUS will vote a sufficient number of shares to approve the sale and adopt the merger agreement at the Special Meeting without the vote of any other stockholder.

Q:       When will the sale and the merger be completed?

A: We are working toward completing the sale and the merger as quickly as possible. In addition to stockholder approval, we and Associates also must obtain regulatory approvals. We hope to complete the transactions as early as [August 1998.]

Q:       What are my tax consequences?

A: The transactions will result in a distribution of cash to you. Your receipt of cash in exchange for your shares of common stock will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign or other tax laws. You will recognize a gain or loss equal to the difference, if any, between the amount of cash you receive for your stock in the merger (i.e. $32.02 per share) and your adjusted tax basis in such stock.

         In general, you will recognize the gain or loss as of the time of the merger. In general, such gain or loss will be a capital gain or loss, provided the common stock is a capital asset in your hands at the time of the merger, and will be long-term capital gain or loss if you have held the common stock for more than eighteen months at such time, mid-term capital gain or loss if you have held the stock for more than one year but not more than eighteen months, or short-term capital gain or loss if you have held the common stock for one year or less.

Q:       What will happen to the Company after the transaction?

A: After the sale and the merger, NOVUS will own 100% of the Company's capital stock. The Company will sell substantially all of its assets in the sale and after the merger the Company intends to cease its current operations. The Company's assets after completion of the sale and merger, the settlement of all expenses associated with the transactions, and the subsequent distribution to you of your share of the net proceeds of the sale will be the portion of the net proceeds of the sale attributable to NOVUS' 73.3% interest and its liabilities will include its indemnification obligations under the Purchase Agreement and its income tax liabilities relating to the sale.

                      WHO CAN HELP ANSWER YOUR QUESTIONS?

         If you have more questions about the sale and the merger or if you would like additional copies of the Proxy Statement, you should contact:

                         SPS Transaction Services, Inc.
                         2500 Lake Cook Road
                         Riverwoods, Illinois 60016
                         Attention: Investor Relations
                         Phone Number: (847) 405-3400

                                    SUMMARY

         This summary is not complete and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement, the information and documentary material in the Annexes hereto and the documents to which we have referred you. See "Where You Can Find More Information". As used herein, "We" or the "Company" means SPS Transaction Services, Inc., a Delaware corporation, and one or more of its subsidiaries (including SPS Payment Systems, Inc., a Delaware corporation ("SPS Payment"), and Hurley State Bank, a South Dakota state chartered bank ("HSB" and together with SPS Payment, the "Subsidiaries")). As used herein, "NOVUS" means NOVUS Credit Services Inc. a Delaware corporation. As used herein, "Acquisition" means Sail Acquisition, Inc., a Delaware corporation. As used herein, "Associates" means Associates First Capital Corporation, a Delaware corporation. Cross-references in this Summary are to the captions of sections in the Proxy Statement. Stockholders should read the entire Proxy Statement and the Annexes hereto.

                                  THE PARTIES

THE COMPANY

         We provide technology outsourcing services to our clients. We operate our businesses primarily through two wholly owned subsidiaries, SPS Payment and HSB, and are a 73.3%-owned subsidiary of NOVUS. Our main businesses are electronic processing of point-of-sale credit card transactions, administration of private-label credit card programs, account processing for commercial customers, and customized operating services such as software technical support. Our principal executive offices are located at 2500 Lake Cook Road, Riverwoods, Illinois 60015. Our telephone number is (847) 405-3400.

NOVUS

         NOVUS is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a diversified financial services company, and is the owner of 73.3% of the issued and outstanding shares of the Company's Common Stock. NOVUS' principal executive offices are located at 2500 Lake Cook Road, Riverwoods, Illinois 60015. NOVUS' telephone number is (847) 405-0900.

ACQUISITION

         NOVUS organized Acquisition on April 17, 1998 to facilitate the consummation of the Merger (as defined below) and owns all of its capital stock. Acquisition has not conducted any unrelated activities since its organization. Acquisition's principal executive offices are located at 2500 Lake Cook Road, Riverwoods, Illinois 60015. Acquisition's telephone number is
(847) 405-0900.

ASSOCIATES

         Associates is a leading diversified consumer and commercial finance organization which provides finance, leasing and related services to individual consumers and businesses in the United States and internationally. Associates believes that it is the largest publicly-traded finance company in the United States based on aggregate net finance receivables outstanding. Associates' principal executive offices are located at 250 East Carpenter Freeway, Irving, Texas 75062. Associates' telephone number is (972) 652-4000.

                              THE SPECIAL MEETING

         We will hold the Special Meeting on __________, 1998 at the Chicago Botanic Garden, Education Center, 1000 Lake Cook Road, Glencoe, Illinois 60022 at 10:00 a.m. local time. At the Special Meeting, you will be asked:

     o to approve the Sale (as hereinafter defined) pursuant to the Stock Purchase Agreement, dated April 18, 1998 (the "Purchase Agreement"), between the Company and Associates, and

     o to adopt the Agreement and Plan of Merger, dated as of June 15, 1998 (the "Merger Agreement"), between the Company and Acquisition.

RECORD DATE; VOTING POWER

         You are entitled to vote at the Special Meeting if you owned shares at the close of business on ___________, 1998 (the "Record Date"). On the Record Date, there were [27,310,497] shares of Common Stock entitled to vote at the Special Meeting. NOVUS owned 20,000,000 (or 73.3%) of such shares. You will have one vote at the Special Meeting for each share of Common Stock you owned on the Record Date.

VOTE REQUIRED

         The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the Sale and adopt the Merger Agreement. NOVUS has agreed with Associates to vote all shares of Common Stock owned by it in favor of the approval of the Sale and intends to vote all of its shares in favor of the adoption of the Merger Agreement. As a result, the Stockholders (as hereinafter defined) will approve the Sale and adopt the Merger Agreement even if no other Stockholder votes in favor of such approval and adoption. See "PROPOSAL NO. 1 - APPROVAL OF THE SALE - Ancillary Agreements - The Voting Agreement."

                                   THE SALE

GENERAL

         In the Purchase Agreement, we agreed to sell all of the capital stock of our two wholly owned operating subsidiaries, SPS Payment and HSB, to Associates for $895,696,661 in cash (the "Sale"). The closing of the Sale is subject to certain conditions, including the receipt of certain regulatory approvals and the approval by the Stockholders.

         In order to provide for the distribution to the public Stockholders of their pro rata portion of the net proceeds from the Sale, we entered into the Merger Agreement. Pursuant to the terms of the Merger Agreement, Acquisition will merge with and into the Company (the "Merger") with the Company as the surviving corporation (the "Surviving Corporation"), and each outstanding share of Common Stock (other than Common Stock held by NOVUS or any Stockholders who perfect their statutory appraisal rights under Delaware law) will be converted into the right to receive $32.02 in cash, without interest thereon. The Merger will be consummated as soon as practicable after the closing of the Sale. For a description of the events leading to the approval of the Sale and the Merger Agreement by the Company's Board of Directors, see "SPECIAL FACTORS--Background." For a description of the calculation of the per share amount to be distributed in the Merger, see "PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT--Terms of the Merger Agreement--Determination of Merger Consideration."

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors has unanimously approved the Purchase Agreement and the Merger Agreement and the related transactions, including the Sale and the Merger, and recommends that you vote FOR the approval of the Sale and FOR adoption of the Merger Agreement. See "SPECIAL FACTORS--Recommendation of the Board of Directors; Fairness of the Transaction."

OPINION OF THE COMPANY'S FINANCIAL ADVISOR

         In deciding to approve the Sale and the Merger, the Board of Directors considered the opinion of Morgan Stanley & Co. Incorporated ("Morgan Stanley"), the financial advisor to the Company. On April 17, 1998, Morgan Stanley delivered its oral opinion to the Board of Directors to the effect that as of such date (i) the consideration to be paid by Associates pursuant to the Purchase Agreement is fair from a financial point of view to the Company and (ii) the per share consideration to be paid to the Stockholders (other than NOVUS) pursuant to the Merger Agreement is fair from a financial point of view to such Stockholders. Morgan Stanley subsequently confirmed its oral opinion by delivery to the Board of Directors of a written opinion dated the date hereof. A copy of the written opinion of Morgan Stanley is attached as Annex I to this Proxy Statement. WE ENCOURAGE YOU TO READ THIS OPINION CAREFULLY AND IN ITS ENTIRETY. See "SPECIAL FACTORS--Opinion of Financial Advisor."

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION.

         Certain members of the Company's management and the Board of Directors have interests in the Sale and the Merger in addition to the interests of the Company's Stockholders generally. See "PROPOSAL NO. 1--APPROVAL OF THE SALE--Interests of Certain Persons in the Transactions."

BACKGROUND

         For a description of the events leading to the approval of the Purchase Agreement and the Merger Agreement by the Board of Directors, see "SPECIAL FACTORS--Background."

         Conditions to the Sale

         The obligation of the Company and Associates to consummate the Sale is subject to the satisfaction of certain conditions, including the following:

         o     approval of the Sale by the Stockholders;

         o no legal restraints or prohibitions existing that prevent the consummation of the Sale;

         o     receipt of all necessary regulatory approvals;

         o the accuracy of the representations of each party to the Purchase Agreement contained therein; and

         o the repayment of all intercompany debt owing to the Company from its subsidiaries.

         Termination of the Purchase Agreement

         Even if the Stockholders approve the Sale, the Company and Associates can mutually agree to terminate the Purchase Agreement at any time. Either party can terminate the Purchase Agreement if:

         o     the Sale is not completed by February 28, 1999; or

         o     a governmental authority prohibits the Sale.

In addition, Associates may terminate the Purchase Agreement if the Company fails to obtain Stockholder approval at a duly held Stockholders' meeting.

         Ancillary Agreements

         The Voting Agreement. NOVUS has agreed with Associates to vote all of the shares of Common Stock owned by NOVUS in favor of the Sale. On the Record Date, NOVUS owned 20,000,000 shares of Common Stock (representing approximately 73.3% of the then outstanding Common Stock). See "INTRODUCTION--Record Date; Voting at the Special Meeting" and "PROPOSAL NO. 1--APPROVAL OF THE SALE--Ancillary Agreements--The Voting Agreement."

         The Assumption Agreement. As a condition to the consummation of the Sale, the Company and Associates will enter into an assumption agreement pursuant to which Associates will assume certain liabilities and obligations of the Company. See "PROPOSAL NO. 1--APPROVAL OF THE SALE --Ancillary Agreements -- The Assumption Agreement."

         The Interim Servicing Agreement. As a condition to the consummation of the Sale, NOVUS and Associates will enter into an interim servicing agreement pursuant to which NOVUS will provide certain services to Associates with respect to the operation of the Subsidiaries for a period of up to seven and one-half (7 1/2) months after the closing of the Sale. See "PROPOSAL NO. 1--APPROVAL OF THE SALE --Ancillary Agreements --ThE Interim Servicing Agreement."

                                  THE MERGER

GENERAL

         To distribute to the public Stockholders their pro rata portion of the net proceeds from the Sale, the Company entered into the Merger Agreement with Acquisition. Pursuant to the terms of the Merger Agreement, Acquisition will be merged with and into the Company, with the Company as the Surviving Corporation, and each share of Common Stock outstanding at the effective time of the Merger (other than Common Stock held by NOVUS or any Stockholders who perfect their statutory appraisal rights under Delaware law) will be converted into the right to receive $32.02 in cash, without interest thereon. The Merger will be consummated as soon as practicable after the consummation of the Sale.

PAYMENT FOR SHARES OF COMMON STOCK AND SURRENDER OF STOCK CERTIFICATES

         Promptly after the effective time of the Merger, the Company will send to you a transmittal letter containing instruction for the surrender of certificates previously representing Common Stock. The transmittal letter will set forth the procedure for surrendering such certificates for exchange to __________, as the paying agent (the "Exchange Agent"). In order to receive the payment to which you will be entitled as a result of the Merger, you will be required, following the Merger, to surrender your stock certificate(s), together with a duly executed and properly completed transmittal letter (and any other required documents), to the Exchange Agent. You should surrender certificates formerly representing shares of Common Stock only with a transmittal letter. You should not send any stock certificates with the enclosed proxy card. After surrendering the certificates, you will promptly receive, in exchange for your certificates, cash in an amount equal to the product of the number of shares of Common Stock formerly represented by your certificate(s) and $32.02. No interest will be paid on the cash payable upon the surrender of your certificate(s). See "PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT--Payment for Shares and Surrender of Stock Certificates."

CERTAIN EFFECTS OF THE MERGER

         Following the Merger, NOVUS will own 100% of the Company's outstanding capital stock and the holders of Common Stock immediately prior to the Merger other than NOVUS ("Existing Stockholders") will cease to have ownership interests in the Company or rights as Stockholders (other than statutory appraisal rights, in the case of those Stockholders who perfect such rights under Delaware law). The Existing Stockholders will no longer benefit from any increases in the value of the Company or any payment of dividends on Common Stock and will no longer bear the risk of any decreases in the value of the Company. The Company will sell substantially all of its assets in the Sale, and after the Merger the Company intends to cease its current operations. The Company's assets after completion of the Sale and Merger, the payment of all expenses associated with the transactions and the subsequent distribution to minority Stockholders of their share of net proceeds will be the portion of the net proceeds of the Sale attributable to NOVUS' 73.3% interest and its liabilities will include its indemnification obligations under the Purchase Agreement and its income tax liabilities relating to the Sale.

         As a result of the Merger, the Common Stock will cease to be quoted on the New York Stock Exchange (the "NYSE") and the Company will no longer be required to file periodic reports with the Securities and Exchange Commission. See "PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT--Certain Effects of the Merger."

CONDITIONS TO THE MERGER

         The obligations of the Company and Acquisition to effect the Merger are subject to certain conditions, including the following:

         o    consummation of the Sale, and

         o    adoption of the Merger Agreement by the Stockholders.

See "PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT--Terms of the Merger Agreement--Conditions to the Merger."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Your receipt of cash in exchange for shares of Common Stock in connection with the Merger will be a taxable transaction for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), and also may be a taxable transaction under applicable state, local, foreign and other tax laws. Please consult your own tax advisor with respect to the tax consequences of the Merger to you, including the applicability and the effect of federal, state, local, foreign and other tax laws. To review the tax consequences to you in greater detail, see "PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT--Certain Federal Income Tax Consequences of the Merger."

APPRAISAL RIGHTS

         The Company is incorporated under the laws of the State of Delaware. Under Delaware law, if you do not vote in favor of the Merger and if you deliver a written demand for appraisal prior to the Special Meeting, you will have a right to obtain, upon the consummation of the Merger, a cash payment for the "fair value" of your shares of Common Stock (excluding any element of value arising from the accomplishment or expectation of the Merger). In order to exercise such rights, you must comply with all the procedural requirements provided by Delaware law, a description of which is provided in "PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT--Appraisal Rights" herein. The full text of the applicable provision of Delaware law is attached to this Proxy
Statement as Annex II. Such "fair value" would be determined in judicial proceedings, the result of which cannot be determined. If you fail to take any of the steps required under Delaware law, you may lose your appraisal rights. See "PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT--Terms of the Merger Agreement" and "--Appraisal Rights."

                SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA

         The summary consolidated financial data presented below for, and as of the end of, each of the years in the five-year period ended December 31, 1997 are derived from the consolidated financial statements of the Company, which have been audited by Deloitte & Touche LLP, independent certified public accountants. The summary consolidated financial data presented below for the three-month periods ended March 31, 1998 and 1997 and as of March 31, 1998 and 1997 are derived from the unaudited consolidated financial statements of the Company included herein. In management's opinion, the unaudited information has been prepared on a basis consistent with the audited consolidated financial statements of the Company. The results of operations for the three months ended March 31, 1998 are not necessarily indicative of results which may be expected for the entire year.


                         QUARTER ENDED MARCH 31,(1)                    YEAR ENDED DECEMBER 31,(1)
                         ---------------------------    -----------------------------------------------------------
                             1998          1997            1997        1996        1995         1994       1993
                             ----          ----            ----        ----        ----         ----       ----
                                (Unaudited)

INCOME STATEMENT DATA

Net operating revenues        $82,264       $90,430       $346,885    $320,920     $311,992    $245,802   $205,494

Total operating                66,604        78,391        284,585     283,427      241,883     183,441    156,563
expenses

Pretax income                  15,660        12,039         62,300      37,493       70,109      62,361     48,931

Income taxes                    5,763         4,648         23,800      14,247       26,636      24,626     18,283

Net income                      9,897         7,391         38,500      23,246       43,473      37,735     30,648

Basic earnings per               0.36          0.27           1.41        0.86         1.60        1.40       1.14
common share

Diluted earnings per             0.36          0.27           1.41        0.85         1.59        1.38       1.12
common share

Ratio of earnings to              1.9           1.6            1.8         1.5         2.0         6.0        6.3
fixed charges(2)


                                   AS OF
                               MARCH 31, (1)                           AS OF DECEMBER 31,(1)
                            -------------------       ---------------------------------------------------------------
BALANCE SHEET DATA           1998          1997            1997        1996        1995         1994       1993
                             ----          ----            ----        ----        ----         ----       ----
                                (Unaudited)

Credit card loans          $1,169,727    $1,498,421     $1,295,787  $1,637,507   $1,620,833    $679,857   $246,710

Total assets                1,389,753     1,628,517      1,512,403   1,760,785    1,777,607     768,493    309,537

Deposits                      544,708       478,541        510,294     463,435      382,343     205,537     72,852

Due to affiliates             474,539       831,706        639,066     982,547    1,110,811     161,573     55,869

Stockholders' equity          274,076       231,971        263,035     224,392      199,210     155,704    116,581

Return on average               14.9%         13.1%          15.8%       11.0%        24.5%       27.7%      30.2%
stockholders' equity

Book value per           $      10.06       $  8.53       $   9.67   $    8.26     $   7.35    $   5.76    $  4.32
share-Basic

Book value per           $       9.98       $  8.48       $   9.60   $    8.20     $   7.28    $   5.69    $  4.27
share-Diluted

SUPPLEMENTAL DATA

Total loans(3)             $1,749,727    $2,078,421     $1,875,787  $2,217,507   $2,229,992  $1,109,857   $676,710

         (1)      In thousands, except percentages, ratios and per share data.
         (2)      For  the  purpose  of  calculating   the  ratio  of
                  earnings to fixed  changes,  "earnings"  consist of
                  income  before  income  taxes  and  fixed  charges.
                  "Fixed   charges"   consist  of   interest   costs,
                  including interest on deposits, and that portion of
                  rent expense  estimated to be representative of the
                  interest factor.


         (3) Total loans represent both owned and securitized credit card loans.

                                 INTRODUCTION

         This Proxy Statement is being furnished to holders of common stock, par value $0.01 per share ("Common Stock"), of SPS Transaction Services, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at a Special Meeting of the Company's stockholders (the "Stockholders") to be held on ____________, 1998 at 10:00 am Central Time, at the Chicago Botanic Garden, Education Center, 1000 Lake Cook Road, Glencoe, Illinois 60022 and at any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement, the enclosed Notice of Special Meeting of Stockholders and the form of proxy are first being mailed to Stockholders on or about _________, 1998.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

         The purposes of the Special Meeting are to consider and act upon (i) a proposal to approve the sale by the Company of substantially all of its assets, consisting of all the issued and outstanding capital stock of the Subsidiaries to Associates, pursuant to the Purchase Agreement for a purchase price of $895,696,661 in cash and (ii) a proposal to adopt the Merger Agreement, pursuant to which Acquisition will be merged with and into the Company with the Company being the Surviving Corporation. The Merger will be effected as soon as practicable after the closing of the Sale and is being undertaken to distribute to the public Stockholders their pro rata portion of the net proceeds of the Sale. Upon consummation of the Merger, each share of Common Stock (other than Common Stock held by NOVUS or by any stockholders who perfect their statutory appraisal rights under Delaware law) will be converted into the right to receive $32.02 in cash, without interest thereon (the "Merger Consideration"). Since the Company will bear the entire income tax liability on the gain resulting from the Sale and MSDW (the parent company of NOVUS) has agreed to contribute $500,000 to the Company to defray the expenses incurred by the Company in connection with the Sale and the Merger, the per share amount allocable to NOVUS is effectively less than $32.02 per share.

         NOVUS BENEFICIALLY OWNS AND HAS THE RIGHT TO VOTE AT THE SPECIAL MEETING A SUFFICIENT NUMBER OF SHARES TO APPROVE THE SALE AND ADOPT THE MERGER AGREEMENT UNDER DELAWARE LAW WITHOUT THE APPROVAL OF ANY OTHER STOCKHOLDER. PURSUANT TO A VOTING AGREEMENT, NOVUS HAS AGREED TO VOTE ALL SHARES OWNED BY IT IN FAVOR OF THE SALE. IN ADDITION, NOVUS INTENDS TO VOTE ALL SUCH SHARES IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT. ACCORDINGLY, NO ACTION BY ANY OTHER STOCKHOLDER IS REQUIRED TO APPROVE THE SALE AND ADOPT THE MERGER AGREEMENT. SEE "PROSPOSAL NO. 1 - APPROVAL OF THE SALE - ANCILLARY AGREEMENTS
- THE VOTING AGREEMENT."

RECORD DATE; VOTING AT THE SPECIAL MEETING; QUORUM

         The Board has fixed ____, 1998 as the Record Date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting. Accordingly, only Stockholders of record as of the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting and at any and all adjournments or postponements thereof. The Common Stock is the only class of capital stock of the Company outstanding and entitled to vote at the Special Meeting. As of the Record Date, there were outstanding _________ shares of Common Stock, held by approximately ________ holders of record. For purposes of the Special Meeting, the presence, in person or represented by proxy, of Stockholders entitled to cast at least 51% of the votes which all Stockholders are entitled to cast shall constitute a quorum. The presence of NOVUS at the Special Meeting will satisfy the quorum requirement without the presence at the Special Meeting of any other Stockholder.

         Under Delaware law, the affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is required to approve the Sale and adopt the Merger Agreement. NOVUS, which owns 20,000,000 shares of Common Stock (representing approximately 73.3% of the Common Stock issued and outstanding) on the Record Date, has entered into an agreement (the "Voting Agreement") with Associates to vote in favor of the approval of the Sale. In addition, NOVUS intends to vote in favor of the adoption of the Merger Agreement. As a result, the Stockholders will approve the Sale and adopt the Merger Agreement, even if no minority Stockholders vote in favor of such approval and adoption. For additional information concerning the

Voting Agreement,    see   "PROPOSAL   NO.   1--APPROVAL   OF   THE   SALE--
Ancillary Agreements--The Voting Agreement."

         As of the Record Date, all executive officers and directors of the Company as a group beneficially owned ___ shares of Common Stock (including options to purchase ___ shares of Common Stock that are exercisable within 60 days of the date hereof), representing approximately ___% of the then outstanding shares (assuming the exercise of such options).

     Participants in the SPS Transaction Services, Inc. START Plan (Savings Today Affords Retirement Tomorrow) (the "SPS START") who receive this Proxy Statement in their capacity as such participants will receive a voting instruction form in lieu of a proxy card. The SPS START trustee will, subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), vote the shares, in person or by proxy, in accordance with voting instructions it receives on or before _________, 1998. The SPS START trustee will, subject to the requirements of ERISA, vote all shares for which timely instructions are not received in direct proportion to the voting of shares for which timely instructions are received.

         To the knowledge of the Company, no person or group, other than NOVUS, is the beneficial owner of more than 5% of the outstanding shares of Common Stock. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

PROXIES

         All shares of Common Stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless such proxies previously have been revoked, will be voted at the Special Meeting in accordance with the specifications in the proxies. If no such specifications are made, the proxies will be voted FOR approval of the Sale and FOR adoption of the Merger Agreement.

         Any person giving a proxy may revoke it at any time before its exercise by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Management does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement and the accompanying Notice. If other matters should properly come before the Special Meeting, the proxy holders will vote on such matters in accordance with their best judgment, unless such authority is withheld. Shares of Common Stock represented at the Special Meeting by a properly executed, dated and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Proxies relating to shares of Common Stock held in "street name" by brokers will be counted as shares of Common Stock present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Special Meeting as to the Sale and Merger Agreement if instructions as to how to vote thereon are not given by the beneficial owners thereof to the broker. Abstentions will be treated as shares of Common Stock that are present at the Special Meeting for purposes of determining whether a quorum exists but will have the effect of votes against approval of the Sale and the adoption of the Merger Agreement. In light of the treatment of abstentions and broker non-votes and the fact that the affirmative votes required to authorize the Sale and adopt the Merger Agreement are stated percentages of the total number of outstanding shares of Common Stock on the Record Date, abstentions and broker non-votes will have the same effect as votes against the authorization of the Sale and adoption of the Merger Agreement. Because of NOVUS's agreement to vote its shares in favor of the Sale and its intention to vote its shares in favor of the adoption of the Merger Agreement, no action of any other Stockholder is required to approve the Sale or to adopt the Merger Agreement. See "PROPOSAL NO. 1--APPROVAL OF THE SALE--Ancillary Agreements--The Voting Agreement."

         The  Board  is  soliciting  the  proxies  and  all  expenses  of this
solicitation,   including  the  cost  of  preparing  and  mailing  this  Proxy
Statement, will be paid by the Company out of the proceeds of the Sale. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers, and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares of Common Stock held of record by such custodians, nominees and fiduciaries, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

         Stockholders have the right to demand judicial appraisal of their shares of Common Stock in connection with the Merger by following the procedures prescribed in Section 262 of the General Corporation Law of the State of Delaware (the "DGCL"). See "PROPOSAL NO. 2 -- ADOPTION OF THE MERGER AGREEMENT -- Appraisal Rights" and Annex II.

         Stockholders should not send any stock certificates with their proxy cards.

                                SPECIAL FACTORS

GENERAL

         Upon the terms and subject to the conditions contained in the Purchase Agreement, including the requisite vote of the Stockholders and receipt of all necessary regulatory approvals, including applicable bank regulatory approvals and approvals under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended ("HSR Act"), the Company will sell substantially all its assets, consisting of the stock of the Subsidiaries, to Associates for $895,696,661. To distribute to public Stockholders the net proceeds of the Sale, the Company will merge with Acquisition upon the terms and subject to the conditions contained in the Merger Agreement, including adoption of the Merger Agreement by the requisite vote of Stockholders. As a result of the Merger, public Stockholders will receive $32.02 per share of Common Stock.

         Following the Merger, NOVUS will be the sole Stockholder of the Company, and the Company will remain liable for the taxes due that result from the sale of its assets in the Sale and will retain certain indemnification obligations to Associates under the Purchase Agreement. This structure was agreed to by the Company and Associates in order to achieve the most tax efficient structure for all parties and, thereby, the best available price for the Stockholders.

BACKGROUND

         On December 17, 1996, at a special meeting of the Company's Board of Directors, the Board received a proposal from Dean Witter, Discover & Co. (a predecessor to MSDW) to acquire the shares of Common Stock that NOVUS, then a Dean Witter, Discover & Co. subsidiary, did not already own. The closing price on the NYSE for the Common Stock on that date was $15.875 per share. The Board formed a Special Committee (the "Special Committee"), consisting entirely of its independent directors, to consider the proposal. Dean Witter, Discover & Co. subsequently sent to the Special Committee a letter offering to pay $18.50 per share for the Common Stock not owned by NOVUS. The Special Committee, after consultation with its independent financial and legal advisors, determined to reject the offer. Dean Witter, Discover & Co. determined not to pursue the transaction and the Special Committee was dissolved in April 1997.

         At the regular meeting of the Board on October 27, 1997, MSDW confirmed to the Board that it was no longer interested in acquiring the Common Stock owned by the public. MSDW further informed the Board that it desired to dispose of its 73.3% interest in the Company because of a change in its corporate strategy following the merger between Dean Witter, Discover & Co. and Morgan Stanley Group Inc. in May 1997 that formed MSDW. After discussion and after receiving advice of legal counsel as to the Board's legal responsibilities and fiduciary duties, the Board unanimously determined to explore its business alternatives, including the possibility of a sale of the Company. The Board then invited representatives of Morgan Stanley to review the prospects of a transaction involving the sale of the Company to a third party.

         At a special meeting held on November 19, 1997, the Board received a presentation from Morgan Stanley that included Morgan Stanley's recommendation on the available alternatives to effecting a sale of the Company and the procedures to employ in connection with a sale process in order to obtain the best available price for the Stockholders. The Board discussed the procedures recommended by Morgan Stanley and authorized its officers to execute an engagement letter to retain Morgan Stanley as its financial adviser on terms approved by the independent directors. In approving such terms, the independent directors considered an agreement by MSDW to contribute $500,000 to help defray the expenses incurred in any transaction that might result. The engagement letter was executed on December 7, 1997.

         In December 1997 and January 1998, Morgan Stanley sent information concerning the Company to over 20 potential buyers and discussions were then held by representatives of the Company and Morgan Stanley with those potential buyers that expressed preliminary interest. By January 30, 1998, in accordance with agreed procedures, the Company received indications of value from a number of potential buyers, and the Company determined to hold further discussions with those potential buyers that the Company, with the assistance of Morgan Stanley, determined to have presented the highest valuations. During this period, the Company's Chairman had several conversations with individual members of the Board for the purpose of briefing them on the progress of the discussions and obtaining their views on various issues.

         During the first two weeks of February, there were several meetings between Company management and representatives of certain of the potential buyers that presented the highest valuations in order to facilitate their continued due diligence investigations and, in particular, to discuss the Company's recent operating results. At a regular meeting of the Board on February 13, 1998, the Board received a presentation from management and Morgan Stanley as to the progress of the discussions and the advantages of the transaction being structured as a sale of assets. In order to accommodate this structure, the Company determined that the distribution of the net proceeds from the transaction to the public Stockholders should be effected through a cash-out merger (which is the Merger herein). Since all of the economic terms of the transaction would be determined through an arm's length negotiation with an unrelated third party and the Merger would be undertaken solely as a means of distributing the pro rata portion of the net proceeds to the public Stockholders resulting from the transaction negotiated with Associates, no person was required to be, and accordingly no person was, retained as an unaffiliated representative to act on behalf of Stockholders for purposes of negotiating the terms of the Merger.

         By March 13, 1998, pursuant to agreed procedures, the Company received offers from several potential buyers, including Associates. At a telephonic meeting held on March 18, 1998, the Board authorized management and Morgan Stanley to proceed with negotiations with the potential buyers that had submitted offers and instructed management to provide such potential buyers with full access to Company information and data.

         On April 7, 1998, following additional due diligence investigation by the remaining potential buyers, Associates increased its offer to the equivalent of $895,696,661, which was superior to the other offers. The Company thereupon determined to concentrate its efforts on the negotiation of an agreement with Associates. In a series of conference calls from April 7 through April 17, 1998, representatives of Morgan Stanley, the Company, NOVUS, Associates and their respective legal advisors finalized the terms of the Purchase Agreement, the Voting Agreement and the Interim Services Agreement.

         At a special meeting of the Board held at the Company's headquarters on April 17, 1998, the Board received from its financial and legal advisors and from management detailed descriptions and analyses of the Sale and of the Merger. Morgan Stanley delivered its oral opinion that, as of such date, the consideration to be received by the Company in the Sale was fair to the Company from a financial point of view and that the per share consideration to be received by the Stockholders (other than NOVUS) pursuant to the Merger was fair from a financial point of view. On April 18, 1998, the Board convened another special meeting telephonically and considered the matters discussed at the April 17 meeting as well as the various factors described below, and approved the Sale and the Merger Agreement by the unanimous vote of all of the directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE TRANSACTION

         The Board believes that the terms of the Purchase Agreement and the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of the Company and its Stockholders. Accordingly, at a special meeting held telephonically on April 18, 1998, the Board, by the unanimous vote of all directors (including the Company's three independent directors), approved the Purchase Agreement and the Merger Agreement and the transactions contemplated thereby and determined to recommend that the Stockholders approve the Sale and adopt the Merger Agreement.

         In determining to recommend the approval of the Sale and adoption of the Merger Agreement, the Board considered a number of factors, including the following:

         (i) that the Company's 73.3% stockholder, which could effectively transfer control of the Company to a third party without any Board action, had informed the Board that it wished to dispose of its interest;

         (ii) presentations by management and Morgan Stanley, the Company's financial advisor, regarding the financial condition, results of operations, business and prospects of the Company;

         (iii)the presentations of Morgan Stanley described below under "Opinion of Financial Advisor" and the oral opinion of Morgan Stanley delivered April 17, 1998 to the effect that, as of such date, (i) the consideration to be paid by Associates pursuant to the Purchase Agreement was fair from a financial point of view to the Company and (ii) the per share consideration to be paid to the Stockholders (other than NOVUS) pursuant to the Merger Agreement was fair from a financial point of view to such Stockholders;

         (iv) that the Associates offer was the highest offer received by the Company as a result of its sales process;

         (v) that MSDW had agreed to contribute $500,000 to the Company to defray the expenses incurred in connection with the Sale and the Merger;

         (vi) that NOVUS, through its 100% interest in the Company after the Merger, would bear the federal income tax liability on the gain resulting from the Sale; and

         (vii)that the per share value represented by the purchase price to be paid by Associates in the Sale, while slightly lower than the closing market price on April 17, 1998, the last trading day prior to the announcement of the Sale, was higher than the market price of the Common Stock that had generally prevailed during the preceding months and was 61% higher than the closing market price for the Common Stock on November 19, 1997 (the date the Board determined to commence the process that resulted in the Purchase Agreement).

         The Board did not undertake a separate analysis of each of these factors nor did the Board reach a separate conclusion with respect to each such factor in its determination to approve the Sale and adopt the Merger Agreement. In view of the above, and the variety of factors considered by the Board in reaching its conclusion to approve the Sale and the Merger Agreement, the Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination to approve the Sale and the Merger Agreement. However, as a general matter, the Board believed that the factors heretofore described supported its decision to approve the Sale and the Merger Agreement.

         BASED ON THE FOREGOING, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE SALE AND FOR ADOPTION OF THE MERGER AGREEMENT.

         MSDW, NOVUS and Acquisition have concluded, based solely on the conclusions and recommendations of the Board, that the consideration to be paid to the Stockholders in the Merger is fair to, and in the best interests of, the Stockholders. In reaching this conclusion, MSDW, NOVUS and Acquisition have taken into consideration the factors referred to above as having been taken into account by the Board. MSDW, NOVUS and Acquisition did not find it practicable to quantify or otherwise attach relative weights to the specific factors considered by the Board.

OPINION OF FINANCIAL ADVISOR

         The Company retained Morgan Stanley to act as its financial advisor in connection with the Sale and related matters based upon its qualifications, expertise and reputation, as well as Morgan Stanley's prior investment banking relationship and familiarity with the Company. At the April 17, 1998 meeting of the Board, Morgan Stanley delivered an oral opinion to the Board that, as of such date and subject to certain considerations noted in such opinion, (i) the aggregate consideration to be paid by Associates pursuant to the Purchase Agreement was fair from a financial point of view to the Company and (ii) the per share consideration to be paid to Stockholders (other than NOVUS) pursuant to the Merger Agreement was fair from a financial point of view to such holders. Morgan Stanley subsequently confirmed its April 17, 1998 oral opinion by delivery to the Board of a written opinion dated as of the date of this Proxy Statement

         THE FULL TEXT OF MORGAN STANLEY'S OPINION, DATED AS OF THE DATE OF THIS PROXY STATEMENT, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX I TO THIS PROXY STATEMENT. STOCKHOLDERS ARE URGED TO, AND SHOULD, READ THE MORGAN STANLEY OPINION CAREFULLY AND IN ITS ENTIRETY. MORGAN STANLEY'S OPINION IS DIRECTED TO THE BOARD AND IT DOES NOT ADDRESS ANY OTHER ASPECT OF THE SALE OR THE MERGER NOR DOES IT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW TO VOTE AT THE SPECIAL MEETING. THE SUMMARY OF THE OPINION OF MORGAN STANLEY SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

         In connection with rendering its opinion dated as of the date of this Proxy Statement, Morgan Stanley, among other things: (i) reviewed certain publicly available financial statements and other information of the Company;
(ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company; (iii) analyzed certain financial projections of the Company prepared by the management of the Company; (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company; (v) reviewed the reported prices and trading activity for the Common Stock; (vi) compared the financial performance of the Company and the prices and trading activity of the Common Stock with that of certain other comparable publicly-traded companies and their securities; (vii) reviewed the financial terms, to the extent publicly available, of certain comparable precedent transactions; (viii) participated in discussions and negotiations among representatives of the Company and their financial and legal advisors; (ix) reviewed the Purchase Agreement, Merger Agreement and certain related documents; and (x) performed such other analyses and considered such other factors as it deemed appropriate.

         In rendering its opinion, Morgan Stanley assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by it. With respect to the financial projections prepared in connection with evaluating the consideration to be received in the Sale, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. Morgan Stanley has not made any independent valuation or appraisal of the assets or liabilities of the Company, nor has Morgan Stanley been furnished with any such appraisals. In addition, Morgan Stanley assumed the Sale and the Merger will be consummated in accordance with the terms set forth in the Purchase Agreement and the Merger Agreement, respectively. Morgan Stanley's opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, the date hereof.

         The following is a summary of the financial analyses performed by Morgan Stanley and reviewed with the Board on April 17, 1998 in connection with rendering its oral opinion on such date.

         Business Line Valuation. Morgan Stanley performed a business line valuation of the Company that estimated values for the Company's four main business lines (consumer credit card services, commercial account processing, network transaction services and teleservices) and the net present value of certain payments due to the Company through mid-2000 under its Systems Access Agreement with NOVUS for purposes of evaluating the fairness of the consideration to be received in the Sale. As part of this analysis, Morgan Stanley estimated the value of the business lines by multiplying its 1998 earnings contribution by a 1998 earnings multiple based on an analysis of comparable companies in each business line. Morgan Stanley used two sets of earnings projections for purposes of this analysis. One case was based on management estimates (the "Management Case") while a second case was based on most recently available Institutional Brokers Estimate System ("IBES") estimates (the "IBES Case"). IBES is a data service that monitors and publishes compilations of earnings estimates produced by selected research analysts regarding companies of interest to institutional stockholders. The contribution to 1998 earnings from the business lines was 57% from consumer credit card services, 15% from commercial accounts processing, 13% from network transaction services, 9% from teleservices and 6% from other.

         Morgan Stanley analyzed certain publicly traded companies considered to be reasonably similar to the Company in each of the four business lines (together, the "Comparable Companies"). For purposes of the Comparable Companies analysis, Morgan Stanley included the following companies in the four business segments: the consumer credit card services group included MBNA, Household and Capital One; the commercial account processing group included Associates, CIT and FINOVA; the network transaction services group included First Data, BA Merchant Services, Nova Corporation, PMT Services, Paymentech and National Processing; and the teleservices group included APAC TeleServices, National Techteam, Precision Response, Sitel, Sykes Enterprises and Teletech.

         Based on the Management Case and a weighed average range of price to 1998 earnings multiples of 12.4x to 14.6x, Morgan Stanley calculated an implied trading valuation range of $600 million to $709 million, or $22 to $26 per share. Morgan Stanley also applied the weighted average range of price to 1998 earnings multiples to the IBES case and derived an implied trading valuation range of $544 million to $643 million, or $20 to $23 per share.

         Dividend Discount Valuation. Morgan Stanley performed a dividend discount valuation to determine a range of present values of the Common Stock assuming the Company continued to operate as a stand-alone entity for purposes of evaluating the fairness of the consideration to be received in the Sale. This range was determined by adding (i) the present value of the estimated future dividend stream that the Company could generate and (ii) the present value of the "terminal value" of the Common Stock at the end of year 2002. To determine a projected dividend stream, Morgan Stanley assumed an equity/managed receivables ratio of 13%. Morgan Stanley used the Management Case for 1998 and assumed the same profitability in each of the business lines as 1998 for 1999 - 2003 and assumed a 10% growth rate in earnings in consumer credit card services and network transaction services and a 15% growth rate in commercial account processing and teleservices. The "terminal value" of the Common Stock at the end of the period was determined by applying two price - to - earnings multiples (14x and 16x) to year 2003 projected earnings. The dividend stream and terminal values were discounted to present values using discount rates of 13% and 15%, which Morgan Stanley viewed as a reasonable discount rate range for the Company. Based on the above assumptions, the stand
- alone value of the Common Stock ranged from $21 to $26 per share.

         Implied Acquisition Valuation. As part of its analysis of the acquisition valuation, Morgan Stanley applied a 30% control premium to the implied valuation range derived from the business line valuation and the dividend discount valuation. Morgan Stanley estimated the implied acquisition values of the Common Stock to range from approximately $26 to $34 per share.

         In connection with its written opinion dated as of the date of this Proxy Statement, Morgan Stanley confirmed the appropriateness of its reliance on the analyses used to render its April 17, 1998 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions upon which such analyses were based and the factors considered in connection therewith.

         No company or transaction used in the business line valuation is identical to the Company. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning financial and operating characteristics of the Company and other factors that could affect the public trading value of the companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable transaction data or comparable company data.

         The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Morgan Stanley may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of the Company.

         In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The analyses performed by Morgan Stanley are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as a part of Morgan Stanley's analyses conducted in connection with the delivery of Morgan Stanley's opinion. The analyses do not purport to be appraisals or to reflect the prices at which the Company might actually be sold. Because such estimates are inherently subject to uncertainty, none of the Company, Morgan Stanley or any other person assumes responsibility for their accuracy. In addition, as described above, Morgan Stanley's opinion and the information provided by it to the Board were two of many factors taken into consideration by the Board in making its determination to approve the Purchase Agreement and the Merger Agreement and the transactions contemplated thereby. Consequently, the Morgan Stanley analyses described above should not be viewed as determinative of the opinion of the Board or the view of the Company management with respect to the value of the Company or of whether the Board or the management of the Company would have been willing to agree to different consideration. The consideration to be received by the Company pursuant to the Purchase Agreement was determined through negotiations between the Company and Associates and their respective advisors and was approved by the entire Board.

         Morgan Stanley acted as financial advisor to the Board in connection with the Sale and will receive a fee for its services. The Company engaged Morgan Stanley to act as its financial advisor based upon Morgan Stanley's qualifications, expertise and reputation as well as Morgan Stanley's prior investment banking relationship and familiarity with the Company. Morgan Stanley is an internationally recognized investment banking and advisory firm. As part of its investment banking business, Morgan Stanley is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwriting, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuation for estate, corporate and other purposes.

         Morgan Stanley is an affiliate of MSDW, which through NOVUS (its wholly owned subsidiary) owns approximately 73.3% of the outstanding shares of Common Stock of the Company, and five officers of MSDW or its affiliates (including the chairman of the board and chief executive officer of MSDW) are members of the Board. In addition, the Chairman of the Board and Chief Financial Officer of the Company is an officer and director of MSDW. In the past, Morgan Stanley and its affiliates have provided financial advisory and financing services for the Company and have received fees for the rendering of those services.

         Pursuant to a letter dated December 7, 1997, the Company has agreed to pay Morgan Stanley: (i) an advisory fee estimated to be between $100,000 and $150,000 that is payable if the Sale is not consummated and (ii) a transaction fee estimated to be approximately $4.3 million that is payable upon the consummation of the Sale. In addition, the Company has agreed, among other things, to reimburse Morgan Stanley for all reasonable out-of-pocket expenses incurred in connection with the services provided by Morgan Stanley, and to indemnify and hold harmless Morgan Stanley and certain related parties from and against certain liabilities and expenses, which may include certain liabilities under the federal securities laws, in connection with its engagement.

                     PROPOSAL NO. 1--APPROVAL OF THE SALE

         Stockholders are being asked to approve the Sale pursuant to the Purchase Agreement. The following summary of certain terms and provisions of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is set forth as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and incorporated herein by reference. See "WHERE YOU CAN FIND MORE INFORMATION." If the Sale pursuant to the Purchase Agreement is not approved by the Stockholders at the Special Meeting, the Sale will not be consummated and Proposal No. 2 will not be acted upon.

TERMS OF THE PURCHASE AGREEMENT

         GENERAL. The Purchase Agreement sets forth the terms and conditions of the Sale. If the Stockholders approve the Sale in accordance with the provisions of the DGCL, and the other conditions contained in the Purchase Agreement are satisfied or waived, the Company will sell all of the issued and outstanding shares of capital stock of the Subsidiaries to Associates and the Company will receive upon closing ("Closing") of the Sale $895,696,661 in immediately available funds. Pursuant to the terms of the Purchase Agreement, Associates has also agreed to lend, or contribute capital to or purchase stock of, the Subsidiaries in order to fund the payment by the Subsidiaries of all amounts owing to the Company by the Subsidiaries or their subsidiaries (the "Intercompany Indebtedness").

The Intercompany Indebtedness will be repaid on the date of the Closing (the "Closing Date") immediately prior to the Closing.

         REPRESENTATIONS AND WARRANTIES. The Purchase Agreement includes representations and warranties by the Company regarding the following: (i) the authorization, execution and delivery of the Purchase Agreement; (ii) assuming authorization by the Stockholders, the validity, enforceability and binding nature of the Purchase Agreement; (iii) the noncontravention (except as specified) by the Purchase Agreement of any charter, by-law or organizational document, of any contract, commitment, agreement or arrangement, of any judgment, order, decree, law or statute; (iv) the absence of the need (except as specified) of any consents, approvals, permits or authorizations; (v) the organization, existence and good standing of the Subsidiaries; (vi) the ownership of the capital stock of the Subsidiaries; (vii) the capitalization of the Subsidiaries; (viii) ownership of other equity interests; (ix) compliance with the Securities and Exchange Commission (the "SEC") reporting requirements and the accuracy of information contained in such reports; (x) the absence of certain changes or events; (xi) pending or threatened litigation; (xii) payment of taxes and other tax matters; (xiii) employee benefit plans; (xiv) labor matters; (xv) the absence of the need (except as specified) of any governmental authorizations or approvals; (xvi) the inapplicability of certain "anti-takeover" statutes; (xvii) the required vote of the Stockholders; (xviii) broker's and finder's fees; (xix) guarantees;
(xx) computer systems; (xxi) contracts and commitments; (xxii) insurance; (xxiii) ownership of personal property; (xxiv) leased and owned property;
(xxv) compliance with certain laws concerning credit cards and related agreements; (xxvi) credit cardholder agreements; and (xxvii) the accuracy of certain data and records.

         The Purchase Agreement includes representations and warranties by Associates regarding the following: (i) the organization, existence and good standing of the Associates; (ii) the noncontravention by the Purchase Agreement of any charter, by-law or organizational document, or any contract, commitment, agreement or arrangement, of any judgment, order, decree, law or statute; (iii) the accuracy of certain information to be supplied in connection with the preparation of this Proxy Statement; (iv) the financial ability of Associates to perform its obligations under the Purchase Agreement; and (v) the absence of certain changes.

         CONDUCT OF BUSINESS PENDING THE CLOSING. The Company has agreed that, prior to the Closing, the Company shall (i) cause the business of the
Subsidiaries and their subsidiaries (the "Operating Companies") to be conducted in the ordinary course in substantially the same manner as heretofore conducted; (ii) make all reasonable efforts consistent with past practices to preserve the Operating Companies' relationships with customers and others with whom they deal; and (iii) maintain in effect all insurance as to which the Operating Companies are beneficiaries. The Company has further agreed that, prior to the Closing, except as consented to by Associates in writing or as expressly provided for in the Purchase Agreement, neither of the Subsidiaries shall:

                  (i) amend their certificate of incorporation or by-laws or similar documents;

                  (ii) except for amounts necessary to repay the Intercompany Indebtedness, declare or pay any dividend or make any other distribution to their stockholders whether or not upon or in respect of any shares of their capital stock except for dividends necessary to pay any required tax payments by the Company or any required payments on the indebtedness of the Company;

                  (iii) redeem or otherwise acquire any shares of their capital stock or issue any capital stock or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock;

                  (iv) acquire by merger or consolidation, purchase or any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets that are material, individually or in the aggregate, to the Operating Companies;

                  (v) sell, lease or otherwise dispose of any of their assets that are material, individually or in the aggregate, to the Operating Companies, except in the ordinary course of business;

                  (vi) enter into or amend any agreement, contract or other arrangement by which the Operating Companies or any of their properties or assets are bound which has an aggregate future liability or receivable to any person in excess of $1,000,000 or is not terminable by the Operating Companies, as the case may be, by notice of not more than 60 days for an aggregate cost of less than $1,000,000;

                  (vii) purchase any private label credit card portfolio involving a purchase price in excess of $10,000,000; or

                  (viii) agree, whether in writing or otherwise, to do any of the foregoing.

         NO SOLICITATION. The Company has agreed it will not, and will not permit its Subsidiaries or any of their respective directors, officers, stockholders or representatives to, directly or indirectly, encourage, solicit, initiate or participate in discussions or negotiations with, or provide any information or assistance to, any person or group (other than Associates and its respective representatives) concerning any merger, sale of securities, sale of substantial assets or similar transaction involving the Company and its Subsidiaries; provided, however, that if the officers or directors of the Company shall be required by their fiduciary obligations under applicable law, based upon the advice of outside counsel to the Company, to enter into any such negotiations or discussions or to provide any such information or assistance to any third party, the Company may do so only if
(A) the Board is advised by its financial advisor that the third party has the financial resources to consummate a "Superior Acquisition," and the Board determines that the third party is likely to submit a bona fide offer to consummate a Superior Acquisition (a "Third Party Acquisition Offer"); (B) the Company has provided Associates, as soon as reasonably practicable and in any event prior to such discussions, negotiations, disclosure or assistance, notice of the Company's intent to enter into such discussions or negotiations or to provide such information and/or assistance, the identity of such third party and, as soon as reasonably practicable after such terms are known by the Company, the terms of the Third Party Acquisition Offer; and (C) such third party has signed and delivered to the Company a confidentiality agreement.

         The Company has agreed to orally notify Associates immediately, followed by prompt written notice, of the receipt and the terms of any Third Party Acquisition Offer from any person, entity or group (other than from Associates), or of any request for information or access, with respect to any Third Party Acquisition Offer, or any indication from any person, entity or group that it or another person, entity or group is considering making a Third Party Acquisition Offer or such a request, which notice shall include the identity of the third party.

         For purposes of the foregoing paragraphs, a "Superior Acquisition" is a transaction in which any person or group proposes to commence a tender offer to acquire all of the outstanding company stock of the Company, or proposes a merger, consolidation or a sale of substantially all of the assets of the Company, pursuant to which the per share tender offer price or the per share merger or consolidation price or, in the case of an asset sale, the quotient obtained by dividing the aggregate purchase price for the assets by the total number of shares of Common Stock outstanding, is higher than the quotient obtained by dividing 895,696,661 by the total number of shares of Common Stock outstanding.

         CERTAIN OTHER COVENANTS. The Company has agreed as follows: (i) to cause the Subsidiaries to give Associates and its officers, employees, representatives, counsel and accountants full access, during normal business hours and upon reasonable notice, to the assets, personnel, properties, financial statements, contracts, books, records, working papers and other relevant information pertaining thereto of the Subsidiaries, to cause the Subsidiaries to furnish to Associates and its officers, employees, representatives, counsel and accountants such financial and operating data and other information with respect to the assets and business of the Subsidiaries as Associates shall from time to time reasonably request; provided, however, that such access shall be in a manner that does not unreasonably interfere with the normal operation of the Company's business; (ii) to take all action necessary to obtain the required Stockholder approval of the Purchase Agreement and transactions contemplated thereby (including the preparation and filing with the SEC of any required Schedule 14A or 14C); (iii) to discharge in full, at or immediately prior to the Closing, any and all amounts due from the Operating Companies to the Company or companies affiliated with the Company (other than the Operating Companies) which are outstanding at the Closing Date; (iv) from and after the Closing Date, to refrain from soliciting or employing former Company employees hired by Associates on the Closing Date for a period of two years; and (v) to maintain its corporate existence through the second anniversary of the Closing.

         In addition, the Company has agreed, at its sole cost and expense, immediately prior to Closing, to make all necessary and proper consolidation and elimination entries between the Company and the Subsidiaries and to make a capital contribution to the Subsidiaries such that after such contribution the assets obtained by Associates from the purchase of all the issued and outstanding capital stock of the Subsidiaries pursuant to the Purchase Agreement shall have a net value to Associates in accordance with generally accepted accounting principles equal to the net assets of the Company on a consolidated basis, reduced by certain specified amounts. For purposes of reference, the amount of the net assets of the Company on a consolidated basis was equal to $263,035,000 at December 31, 1997 (audited) and $274,076,000 at
March 31, 1998 (unaudited). Therefore, the amount of net assets to be obtained by Associates at Closing will be equal to $274,076,000 plus the amount of net income (or less the amount of any loss, as the case may be) recognized by the Company on a consolidated basis for the period beginning April 1, 1998 through the Closing Date, reduced by certain specified amounts.

         Associates has agreed to offer continued employment to all current employees of the Company and its subsidiaries, including any such employees who are absent from active employment for any reason as of the Closing Date as well as certain specified employees of NOVUS. All such employees whose employment is continued with Associates are referred to herein as the "Hired Employees." The continued employment of the Hired Employees shall not be construed to limit the ability of Associates to terminate the employment of any Hired Employee at any time for any reason, and the employment of the Hired Employees shall be subject to all of Associates' practices and policies, including its policy of employment-at-will, except to the extent such Hired Employees are otherwise party to an employment agreement. Associates will employ the Hired Employees at the same salary and wages and with benefits that are, in the aggregate, substantially similar or superior to those provided by the Company or the Subsidiaries, as the case may be, immediately prior to the Closing Date. Subject to the provisions described below, nothing in the Purchase Agreement shall limit Associates' right, at any time, to modify, amend or terminate any salary and wages payable, or benefit provided, to any or all Hired Employees on or after the Closing Date, including without limitation any Employee Welfare Benefit Plan or any Employee Pension Benefit Plan to the extent permitted by law; provided, however, that (i) for a period of at least 12 months following the Closing Date, Associates and its subsidiaries shall provide for the payment of severance benefits, salary continuation, salary in lieu of notice and similar benefits to any Hired Employee whose employment is terminated by Associates or its subsidiaries for any reason other than cause or long term disability, and the amount of such benefits shall be determined in accordance with the Company's severance policy in effect as of the date of the Purchase Agreement and (ii) thereafter the Hired Employees shall be entitled to such severance benefits, salary continuation, salary in lieu of notice or similar benefits that Associates provides to its other employees. For the purposes hereof, "Employee Pension Benefit Plan" means any employee pension benefit plan within the meaning of section 3(2) of ERISA, regardless of whether such plan is subject to ERISA, "Employee Welfare Benefit Plan" means any employee welfare benefit plan within the meaning of section 3(1) of ERISA, regardless of whether such plan is subject to ERISA.

         Associates has also agreed as follows: (i) to abide by the terms of its existing confidentiality agreement with the Company, except as specified;
(ii) to take certain actions if required by the Worker Adjustment and Retraining Notification Act; (iii) to take any action necessary to secure regulatory approval for the Sale; (iv) to supply any requested information to the Company in connection with the preparation of the Proxy Statement and that such information will not contain an untrue statement of material fact or omit to state any material fact; and (v) to assume all obligations and liabilities of the Company (except as specified) as of the Closing Date.

         The Company and Associates have each agreed: (i) subject to the terms and conditions of the Purchase Agreement, to use its best efforts consistent with applicable legal requirements to cause the Closing to occur including cooperating in filing any necessary applications, reports or other documents with, giving any notices to, and seeking any consents from, all governmental entities and all third parties as may be required by the Company, on the one hand, and Associates, on the other hand, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and in seeking
necessary   consultation   with  and  prompt  favorable  action  by  any  such
governmental entity or third party; (ii) to file as promptly as practicable, with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") the notification and report form, if any, required for the Sale and any supplemental information requested in connection therewith pursuant to the HSR Act and any such notification and report form and supplemental information shall be in substantial compliance with the requirements of the HSR Act; and (iii) when reasonably requested by the other, to execute and deliver, or cause to be executed and delivered, all such documents and instruments and to take, or cause to be taken, all such further acts or other actions as the other may deem reasonably necessary or desirable to consummate the Sale.

         CONDITIONS TO CLOSING. The respective obligations of each of the Company and Associates to effect the Sale will be subject to the following conditions: (i) no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order shall have been enacted, entered, promulgated, enforced or issued by any governmental entity and no other legal restraint or prohibition preventing the Sale or any related transaction shall be in effect; (ii) the waiting period under the HSR Act applicable to the Sale will have terminated or expired;
(iii) the Company and Associates will have fulfilled all applicable filing and reporting requirements, obtained all necessary consents and approvals and all applicable waiting periods will have expired; (iv) the Sale and all related transactions will have been approved by the Stockholders as required by Delaware law; and (v) if required, the Sale and all related transactions will have been approved by the stockholders of Associates as required by Delaware law.

         The obligation of the Company to effect the Sale will be subject to the following additional conditions:

                  (i) The representations and warranties of Associates contained in the Purchase Agreement qualified as to materiality will be true and correct, and those not so qualified will be true and correct in all material respects, as of April 18, 1998 and as of the time of the Closing as though made as of such time, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date). Associates will have duly performed, complied with and satisfied in all material respects all covenants, agreements and conditions required by the Purchase Agreement to be performed, complied with or satisfied by it by the time of the Closing;

                  (ii) There shall not be  threatened,  instituted  or pending any suit, action, investigation, inquiry or other proceeding by or before any court or governmental or other regulatory or administrative agency or commission requesting an order, judgment or decree (except those in which the Company is a plaintiff directly or derivatively) which, in the reasonable judgment of the Company, would, if issued, be reasonably likely to restrain or prohibit the consummation of the Sale or require rescission of the Purchase Agreement or such transactions or result in material damages to the Company, and there shall not be in effect any injunction, writ, preliminary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction directing that the Sale not be consummated as so provided or any statute, rule or regulation enacted or promulgated that makes consummation of the Sale illegal;

                  (iii) Associates will have delivered the items to be delivered and made the payments to the Company and the Subsidiaries as required by the Purchase Agreement; and

                  (iv) Each Subsidiary will have discharged in full any and all amounts due from such Subsidiary (or such Subsidiary's subsidiary) to the Company or companies affiliated with the Company (other than the Subsidiaries or their subsidiaries) that are outstanding at the Closing Date.

         The obligation of Associates to effect the Sale will be subject to the following additional conditions:

                  (i) The representations and warranties of the Company contained in the Purchase Agreement qualified as to materiality will be true and correct, and those not so qualified will be true and correct in all material respects, as of April 18, 1998 and as of the time of the Closing as though made as of such time, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date). The Company will have duly performed, complied with and satisfied in all material respects all covenants, agreements and conditions required by the Purchase Agreement to be performed, complied with or satisfied by it by the time of the Closing;

                  (ii) There shall not be  threatened,  instituted  or pending any suit,  action,  investigation,  inquiry or other proceeding by or
         before   any   court  or   governmental   or  other   regulatory   or
         administrative  agency or
commission requesting an order, judgment or decree (except those in which the Company is a plaintiff directly or derivatively) which, in the reasonable judgment of the Company, would, if issued, be reasonably likely to restrain or prohibit the consummation of the Sale or require rescission of the Purchase Agreement or such transactions or result in material damages to the Company, and there shall not be in effect any injunction, writ, preliminary restraining order or any order of any nature issued by a court or governmental agency of competent jurisdiction directing that the Sale not be consummated as so provided or any statute, rule or regulation enacted or promulgated that makes consummation of the Sale illegal; and

                  (iii) NOVUS will have executed and delivered the Interim Servicing Agreement (as hereinafter defined).

         TAX MATTERS. The Company and Associates have agreed: (i) to make joint elections (with the Subsidiaries) under Sections 338(g) and 338(h)(10) of the Code and under any similar provisions of state law with respect to the Sale, and (ii) for United States federal income tax purposes to mutually agree to a purchase price and allocation of that price among the assets of the Subsidiaries that are deemed to have been acquired pursuant to Section 338 of the Code.

         The Company has agreed to indemnify Associates for all taxes, other than taxes for which there are reserves as of the Closing Date, imposed upon the Subsidiaries or for which the Subsidiaries may otherwise be liable for any taxable year or period that ends on or before the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year ending on and including the Closing Date. Associates has agreed to indemnify the Company for all taxes imposed upon the Subsidiaries or for which the Subsidiaries may otherwise be liable for any taxable year or period that begins after the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year beginning after the Closing Date. In addition, Associates has agreed to bear all transfer taxes which may be imposed or assessed as a result of the Sale.

         INDEMNIFICATION. The Company has agreed, for a specified period of time after the Closing, to indemnify Associates in the proportion that the number of shares of Common Stock issued and outstanding in the name of NOVUS immediately prior to the Closing Date bears to the total number of shares of Common Stock issued and outstanding immediately prior to the Closing Date, against certain losses, liabilities, claims, damages or expenses (including reasonable legal fees and expenses) ("Claims") which arise out of, or are based upon, or result from the breach of certain of the Company's representations contained in the Purchase Agreement, subject to such Claims exceeding certain threshold amounts and subject to a limitation on the maximum amount recoverable for all such Claims.

         TERMINATION. The Purchase Agreement may be terminated and the Sale may be abandoned at any time prior to the Closing: (i) by the mutual written consent of the Company and Associates; (ii) by either the Company or Associates if the Closing does not occur on or prior to February 28, 1999 (other than due to the failure of the party seeking to terminate the Purchase Agreement to perform its obligations required to be performed as a condition to Closing); (iii) by either the Company or Associates, if any governmental entity shall have issued a judgment, order or decree or taken any other action permanently enjoining, restraining or otherwise prohibiting any of the transactions contemplated by the Purchase Agreement, and such judgment, order or decree or other action shall have become final and nonappealable; or (iv) by Associates, if approval of the Stockholders will not have been obtained by reason of the Company's failure to call a Stockholders' meeting or the failure to obtain the required vote upon a vote held at the duly held meeting of the Stockholders or at any adjournment thereof.

         TERMINATION FEE. Associates has agreed to pay a break-up fee of $10 million to the Company if: (i) the Purchase Agreement is terminated because the Closing has not occurred by February 28, 1999, (ii) the failure to close by such date is due to reasons related to bank regulatory requirements affecting Associates and (iii) the Company is not then subject to any governmental order preventing the Company from consummating the Sale.

ANCILLARY AGREEMENTS

         THE VOTING AGREEMENT. NOVUS and Associates have entered into the Voting Agreement pursuant to which NOVUS has agreed to vote all of the shares of Common Stock owned by it (a) in favor of the Sale and (b) against (i) any proposal made in opposition to the Sale; (ii) any merger, consolidation, sale of assets, business combination, or reorganization of the Company or any of its Subsidiaries, with or involving any party other than Associates; (iii) any liquidation or winding up of the Company; and (iv) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the Sale. In addition, NOVUS has agreed not to sell or transfer any of the shares of Common Stock owned by it. On the Record Date, NOVUS owned 20,000,000 shares of Common Stock, representing approximately 73.3% of the then issued and outstanding shares of Common Stock.

         NOVUS has also agreed that it will not, directly or indirectly: (i) take any action to seek, initiate or solicit any offer from any person, entity or group to acquire any shares of capital stock of the Company or its subsidiaries, to merge or consolidate with the Company or its subsidiaries, or to otherwise acquire any significant portion of the assets of the Company or its subsidiaries except for acquisitions solely of inventory in the ordinary course of business (a "Third Party Offer"), or (ii) engage in negotiations or discussions concerning a Third Party Offer or the business or assets of the Company or its subsidiaries with, or disclose financial information relating to the Company or its subsidiaries, or any confidential or proprietary trade or business information relating to the business of the Company or its subsidiaries to, or afford access to the properties, books or records of the Company or its subsidiaries to, any third party that may be considering a Third Party Offer.

         The Voting Agreement will terminate on the earliest to occur of (i) the prior termination of the Purchase Agreement; (ii) the consummation of the Sale; or (iii) January 18, 1999. Unless the Voting Agreement is terminated in accordance with its terms, NOVUS' obligation to vote in favor of the Sale is unconditional and absolute.

         THE ASSUMPTION AGREEMENT. At Closing, the Company and Associates will enter into an assumption agreement pursuant to which Associates will agree to assume and agree to pay, perform and discharge when due any and all liabilities and obligations of the Company whether absolute, contingent, known or unknown, accrued or otherwise that arise out of or relate to any period prior to the Closing; provided, however, Associates will not assume any fees and expenses incurred by the Company in connection with the execution and delivery of the Purchase Agreement and the consummation by the Company of the transaction contemplated thereby.

         THE INTERIM SERVICING AGREEMENT. At Closing, NOVUS and Associates will enter into an interim servicing agreement (the "Interim Servicing Agreement") pursuant to which, for seven and one-half months from the Closing Date, NOVUS will provide certain administrative services to the Subsidiaries after the Closing of the Sale.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

         In considering the recommendations of the Board, Stockholders should be aware that certain members of the Board and certain executive officers of the Company have certain interests in the Sale and the Merger that are in addition to the interests of the Stockholders generally and which may present them with potential conflicts of interest in connection with the transactions. The Board was aware of these interests and considered them, among other matters, in approving the Purchase Agreement, the Merger Agreement and the transactions contemplated thereby.

         RELATIONSHIP WITH MSDW. MSDW through NOVUS (its wholly owned subsidiary) owns approximately 73.3% of the outstanding shares of Common Stock. Five officers of MSDW or its affiliates (including the Chairman of the Board and Chief Executive Officer of MSDW) are members of the Board. In addition, the Chairman of the Board and Chief Financial Officer of the Company is an officer and director of MSDW. Morgan Stanley, the financial advisor to the Company, is a wholly owned subsidiary of MSDW. Morgan Stanley will receive as compensation for its services to the Company a fee of approximately $4.3 million upon consummation of the Sale. MSDW has agreed to contribute $500,000 to the Company to defray the expenses incurred by the Company in connection with the Sale and the Merger. In addition, since the Company will bear the entire federal income tax liability on the gain resulting from the Sale and will remain responsible for other tax liabilities and certain indemnification obligations under the Purchase Agreement, the per share amount of the net proceeds from the Sale allocable to NOVUS' shares will be effectively less than $32.02 per share.

         THE RETENTION PLAN. Certain of the Company's officers, including Mr. Robert L. Wieseneck, the Company's President and Chief Executive Officer, are beneficiaries (the "Plan Participants") under the Company's

Senior Management Retention Plan (the "Retention Plan"). The Retention Plan was adopted by the Board at its special meeting on November 19, 1997. The Board adopted the Retention Plan in order to maintain the focus of key executives of the Company on the management of the Company's business while discussions with prospective purchasers of the Company were in progress. The Retention Plan provides for the creation of two retention pools. The first pool will equal one-half of the prior year's total cash compensation (including deferred bonus) of the Plan Participants who remain as employees in good standing as of the close of any sale transaction and will be distributed immediately after the closing of the Sale. The amount to be received by each Plan Participant from the first retention pool shall be determined by the Compensation Committee of the Board immediately prior to closing. The second retention pool will equal one-half of the prior year's total cash compensation (including deferred bonus) of qualifying members who (1) do not have a position with the Company, Associates or MSDW after the closing of the Sale, (2) who leave the Company for "good reason" (as defined in the Retention Plan) within one year after the closing of the Sale or (3) who are terminated other than for cause by the Company or Associates within one year of the closing of the Sale. The amount distributed to each Plan Participant entitled to a distribution from the second retention pool shall equal 50% of their prior year's total cash compensation (including deferred bonus). Associates has agreed to assume all of the Company's obligations under the Retention Plan.

         THE INCENTIVE PLAN. Certain of the Company's officers, including Mr. Wieseneck, are participants in the Company's Incentive Plan (the "Incentive Plan"). The Incentive Plan was adopted by the Board at its special meeting in November 19, 1997. The Board adopted the Incentive Plan to incent certain key members of the Company's senior management to maximize the purchase price paid on any potential sale transaction involving the Company in order to achieve the greatest value for Stockholders. The Plan provides for the participants to receive an amount (the "Incentive Amount") equal to 3% of the gross proceeds of a sale of the Company or substantially all of its assets above a base price equal to $23.00 per share multiplied by the total number of shares of Common Stock outstanding at the time of any such sale transaction. The allocation of the Incentive Amount to the participants in the Incentive Plan will be determined by the Compensation Committee of the Board immediately prior to the closing of the Sale and will be paid at Closing.

         SALE OF MOUNTAINWEST RECEIVABLES. Contemporaneously with the execution of the Purchase Agreement, MountainWest Financial Corporation, a subsidiary of NOVUS ("MountainWest"), entered into a Sale and Purchase Agreement with Associates Capital Bank, Inc., an indirect subsidiary of Associates ("ACB"), pursuant to which MountainWest agreed to sell to ACB all of its rights to certain accounts that are serviced by the Company, the receivables related to such accounts (the "Credit Receivables") and the rights and privileges of MountainWest under the merchant service agreements and certain other assets relating to the accounts. ACB has agreed to pay a purchase price equal to the total amount of Credit Receivables outstanding on the day before the closing of the sale multiplied by 1.0345, subject to certain post-closing adjustments.

         SHARE OWNERSHIP. As of the Record Date, executive officers and directors of the Company owned of record or beneficially an aggregate of [564,270] shares of Common Stock for which they will receive the Merger Consideration. In addition, the executive officers and directors of the Company hold options to purchase an aggregate of __________ shares of Common Stock at a weighted average exercise price of $____ per share. As of the Effective Time (as defined below) of the Merger, such options, whether or not otherwise vested or exercisable, shall entitle the holder thereof to payments in cash equal to the product of (x) the total number of shares of Common Stock subject to such option, and (y) the excess of the Merger Consideration over the per share exercise price of such option.

REGULATORY APPROVALS

         HART-SCOTT-RODINO ACT. Under the HSR Act, and the rules that have been promulgated thereunder by the FTC, the Sale may not be consummated unless certain information has been furnished to the Antitrust Division of the DOJ (the "Antitrust Division") and the FTC and certain waiting period requirements have been satisfied. The Company and Associates filed notification and report forms under the HSR Act with the FTC and the Antitrust Division on June 10, 1998. The Company and Associates received early termination of the required waiting period under the HSR Act on June 19, 1998.

         BANK REGULATORY APPROVALS. Under the federal Change in Bank Control Act and the rules promulgated thereunder by the Federal Deposit Insurance Corporation ("FDIC"), certain transactions, including the Sale, require the submission of a notice to the FDIC. Such transactions may be consummated at the expiration of a specified time period, if the notice is not disapproved by the FDIC, or earlier, if the FDIC affirmatively indicates its intent not to disapprove the notice. The specified time period also may be extended by the FDIC. The affirmative approval of the South Dakota Division of Banking also is required with respect to the change in control of HSB prior to consummation of the Sale.

         OTHER REGULATORY APPROVALS. The Company believes that there are no other material approvals of regulatory bodies that are required in order to consummate the Sale or the Merger.

               PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT

         Stockholders are being asked to adopt the Merger Agreement. The purpose of the Merger is to distribute to the public Stockholders their pro rata portion of the net proceeds of the Sale.

TERMS OF THE MERGER AGREEMENT

         The following is a summary of the Merger Agreement, the full text of which is attached hereto as Annex III. Stockholders are urged to read the Merger Agreement in its entirety for a more complete description of the Merger.

         GENERAL. The Merger Agreement sets forth the terms and conditions upon and subject to which the Merger is to be effected. If the Merger Agreement is adopted by the Stockholders in accordance with the provisions of the DGCL, and the other conditions contained in the Merger Agreement are satisfied or waived, Acquisition will merge with and into the Company, the separate corporate existence of Acquisition will cease, and the Company will continue as the Surviving Corporation, operating as a direct, wholly owned subsidiary of NOVUS. The Merger will become effective at the time that a Certificate of Merger is filed with the Secretary of State of the State of Delaware.

         At the Effective Time, each share of Common Stock (other than shares of Common Stock held by NOVUS and by any Stockholders who perfect their statutory appraisal rights under the DGCL) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted solely into the right to receive $32.02 in cash, without interest thereon. Such shares of Common Stock will no longer be outstanding and will be cancelled. Each share of Common Stock held by NOVUS will continue to be an issued and outstanding share of the capital stock of the Company, with the same rights and privileges attached to such share immediately prior to the Effective Time, but shall not be entitled to any payment, consideration or other distribution by reason of the Merger.

         Holders of shares of Common Stock who do not vote to adopt the Merger Agreement and who otherwise strictly comply with the provisions of the DGCL regarding statutory appraisal rights have the right to seek a determination of the fair value of their shares of Common Stock and payment in cash therefor in lieu of the Merger Consideration to which they would otherwise be entitled. See "--Appraisal Rights."

         STOCK OPTIONS. Prior to the Effective Time, the Board shall take all action necessary to cancel, as of the Effective Time, each option outstanding under any of the Company's stock option plans on terms such that each option, whether or not otherwise exercisable, will no longer be exercisable for the purchase of shares of Common Stock, but shall entitle the holder thereof, in cancellation and settlement therefor, to a payment in cash (less any applicable withholding taxes, the "Cash Payment") equal to the product of (x) the total number of shares of Common Stock subject to such option, whether or not then vested or exercisable, and (y) the excess of the Merger Consideration over the per-share exercise price of such option, each such Cash Payment to be paid to each holder of an outstanding option at the Effective Time.

         DETERMINATION OF MERGER CONSIDERATION. The Merger Consideration to be distributed in connection with the Merger was determined by deducting estimated expenses of $13,563,000 which are expected to be incurred by the Company in connection with the Sale and the Merger and the amount payable to option holders in the Merger from the gross proceeds of the Sale. The expenses incurred by the Company include the payment of the Incentive Amount under the Incentive Plan, the fee to its financial advisor, Morgan Stanley, legal fees and various other fees and expenses incurred in connection with the Special Meeting. The $13,563,000 in expenses deducted from the gross proceeds of the Sale gives effect to the $500,000 that MSDW has agreed to contribute to the Company to defray its expenses incurred in connection with the Sale and the Merger. To the extent that expenses are greater than anticipated, the Company will pay such expenses out of the portion of the net proceeds of the Sale allocable to NOVUS.

         CONDITIONS TO THE MERGER. The respective obligations of each of the Company and Acquisition to effect the Merger are subject to the condition that
(i) the Sale has closed; (ii) the Merger Agreement has been adopted by the holders of a majority of the shares of Common Stock issued and outstanding; and (iii) no statute, rule, regulation, decree, order or injunction shall have been promulgated, enacted, entered or enforced by any United States federal or state government, governmental agency or authority or court which remains in effect and prohibits, restrains, enjoins or restricts the consummation of the Merger.

         ABANDONMENT. At any time prior to the Effective Time, the Merger Agreement may be terminated, and the Merger may be abandoned by the Board, notwithstanding adoption of the Merger Agreement by the Stockholders, or by the stockholder of Acquisition, or both, if, in the opinion of the Board, circumstances arise which make the Merger for any reason inadvisable.

EFFECTIVE TIME

         The Merger will be effective as of the date and time of filing of a Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time") in accordance with the DGCL.

PAYMENT FOR SHARES AND SURRENDER OF STOCK CERTIFICATES

         As a result of the Merger, holders (other than NOVUS) of certificates formerly evidencing shares of Common Stock will cease to have any equity interest in the Company. Promptly after the Effective Time, the Company will furnish each record holder of shares of Common Stock (other than NOVUS) a transmittal letter containing instructions with respect to the surrender of certificates previously representing shares of Common Stock. The transmittal letter will set forth the procedure for surrendering such certificates for exchange to the Exchange Agent. After the Effective Time and until surrendered, each stock certificate which represented shares of Common Stock (other than shares held by the Company, NOVUS, any of their respective subsidiaries and Stockholders who perfect their statutory appraisal rights under Delaware law) will evidence only the right to receive the Merger Consideration for each share of Common Stock represented. In order to receive the Merger Consideration, each former Stockholder will be required, following the Effective Time, to surrender such Stockholder's stock certificate(s), together with a duly executed and properly completed transmittal letter (and any other required documents), to the Exchange Agent. Thereafter, the Stockholder will receive as promptly as practicable in exchange therefor cash in an amount equal to the product of the number of shares of Common Stock formerly represented by such Stockholder's certificate(s) and $32.02. No interest will be paid on the cash payable upon the surrender of such certificate(s).

         After the Effective Time, there will be no transfers of shares of Common Stock (other than shares held by NOVUS) on the stock transfer books of the Company. If, after the Effective Time, certificates theretofore representing shares of Common Stock (other than shares held by NOVUS) are presented for transfer, they will be cancelled and exchanged for the Merger Consideration pursuant to the terms of the Merger Agreement.

         No transfer taxes will be payable in connection with any such payment for shares of Common Stock, except that if the check for such payment is to be delivered to a person other than the person in whose name the certificates surrendered are registered, the person requesting delivery of the check must, prior to the delivery thereof, either (a) pay to the Exchange Agent any resulting transfer taxes or other taxes or (b) establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

         Notwithstanding the foregoing, neither the Exchange Agent nor any party to the Merger Agreement will be liable to any holder of stock certificates for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. Except as otherwise indicated in the immediately preceding paragraph, the Company will pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of stock certificates for the Merger Consideration. MSDW has agreed to contribute $500,000 to the Company to defray the expenses incurred by the Company in connection with the Sale and the Merger.

CERTAIN EFFECTS OF THE MERGER

         Following the Merger, NOVUS will own 100% of the Surviving Corporation's outstanding capital stock and the Existing Stockholders will cease to have any ownership interests in the Company or rights of shareholders. The Existing Stockholders will no longer benefit from any increases in the value of the Company or any payment of dividends on the Common Stock of the Company and will no longer bear the risk of any decreases in value of the Company. The Company will sell substantially all of its assets in the Sale and, after the Merger, the Company intends to cease its current operations. The Company's assets after completion of the Sale and the Merger, the settlement of all expenses associated with the transactions and the subsequent distribution to public Stockholders of their share of the net proceeds of the Sale will be the portion of the net proceeds of the Sale attributable to NOVUS' 73.3% interest and its liabilities will include its indemnification obligations under the Purchase Agreement and its income tax liabilities related to the Sale.

         As a result of the Merger, the Common Stock of the Company will cease to be quoted on the NYSE and the Company will no longer be required to file periodic reports with the Commission.

ACCOUNTING TREATMENT

         The Merger will be accounted for as a "purchase," as such term is used under generally accepted accounting principles, for accounting and financial reporting purposes. Accordingly, a determination of the fair value of the Company's assets and liabilities will be made in order to allocate the purchase price to the assets acquired and the liabilities assumed.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The following is a summary of certain federal income tax consequences of the Merger to Stockholders who receive the Merger Consideration. This summary is based on the Code and Treasury Regulations (including Proposed Regulations and Temporary Regulations) promulgated thereunder, official pronouncements and judicial decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect. This summary does not purport to discuss all tax consequences of the Merger to all Stockholders. In particular, the summary does not discuss the tax consequences of the Merger to any Stockholder that is subject to special tax rules, such as any Stockholder that is an insurance company, tax-exempt organization, financial institution, foreign person or broker dealer or who has acquired his, her or its shares upon the exercise of options or otherwise as compensation.

         The receipt of cash by a Stockholder in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign or other tax laws. In general, a Stockholder will recognize a gain or loss equal to the difference, if any, between the amount of cash received for his, her or its stock in the Merger (i.e., $32.02 per share) and the Stockholder's adjusted tax basis in such stock. A Stockholder will recognize such gain or loss as of the Effective Time. In general, such gain or loss will be a capital gain or loss, provided the Common Stock is a capital asset in the hands of the holder at the Effective Time, and will be long-term capital gain or loss if the Common Stock has been held for more than eighteen months at such time, mid-term capital gain or loss if the Common Stock has been held for more than a year but not more than eighteen months at such time, or short-term capital gain or loss if the stock has been held for one year or less.

         BACKUP  WITHHOLDING.  The  Company  or the  Exchange  Agent  will  be required to withhold 31% of the gross proceeds payable to a Stockholder or other payee in the Merger unless the Stockholder or payee provides, in a properly completed substitute Form W-9 included with the transmittal letter (see "PROPOSAL NO. 2--ADOPTION OF THE MERGER AGREEMENT -- Payment for Shares and Surrender of Stock Certificates"), the Stockholder's taxpayer identification number and certifies under penalties of perjury that such number is correct and that the Stockholder is not subject to backup withholding, unless an exemption applies under applicable law and regulations.

Therefore, unless such an exemption exists and is demonstrated in a manner satisfactory to the Company or the Exchange Agent, in accordance with the instructions that will accompany the substitute Form W-9, each Stockholder should complete and sign the substitute Form W-9 that will be made available to the Stockholder with the transmittal letter, so as to provide the information and certification necessary to avoid backup withholding.

         EACH STOCKHOLDER SHOULD CONSULT THE STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IN THE STOCKHOLDER'S INDIVIDUAL CIRCUMSTANCES AND WITH RESPECT TO THE STATE, LOCAL OR OTHER INCOME TAX CONSEQUENCES OF THE MERGER. FURTHER, ANY STOCKHOLDER WHO IS A CITIZEN OF A COUNTRY OTHER THAN THE UNITED STATES SHOULD CONSULT THE
STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX TREATMENT IN SUCH COUNTRY OF THE MERGER AND WITH RESPECT TO THE QUESTION OF WHETHER THE TAX CONSEQUENCES DESCRIBED ABOVE MAY BE ALTERED BY REASON OF THE PROVISIONS OF THE INTERNAL REVENUE CODE APPLICABLE TO FOREIGN PERSONS OR THE PROVISIONS OF ANY TAX TREATY APPLICABLE TO THE STOCKHOLDER.

APPRAISAL RIGHTS

         Holders of record of Common Stock who properly demand appraisal of their shares and who otherwise comply with the applicable statutory procedures summarized herein will be entitled to appraisal rights under Section 262 of the DGCL in connection with the Merger. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by reference to the full text of Section 262 which is reprinted in its entirety as Annex II to this Proxy Statement.

         Under the DGCL, record holders of shares of Common Stock who follow the procedures set forth in Section 262 and who have not voted in favor of the Merger will be entitled to have their shares of Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, as determined by such court. A person having a beneficial interest in shares of Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

         Under Section 262, where a merger agreement is submitted for adoption at a meeting of stockholders, as in the case of the Special Meeting, not less than 20 days prior to such meeting, the company must notify each of the holders of shares of capital stock at the close of business on the record date for such meeting that such appraisal rights are available and include in each such notice a copy of Section 262. This Proxy Statement constitutes such notice and the applicable statutory provision of the DGCL is attached to this Proxy Statement as Annex II. Any Stockholder who wishes to exercise appraisal rights should review the following discussion and Annex II carefully because the failure to timely and properly comply with the procedures specified in
Section 262 will result in the loss of appraisal rights under the DGCL.

         A Stockholder wishing to exercise appraisal rights must deliver to the Company, before the taking of the vote on the adoption of the Merger Agreement at the Special Meeting, a written demand for appraisal of such holder's shares of Common Stock and such shares must not be voted in favor of adoption of the Merger Agreement. A holder of shares wishing to exercise such holder's appraisal rights must be the record holder of the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Merger. Accordingly, a holder of shares who is the record holder of shares on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to the consummation of the Merger, will lose any right to appraisal in respect of such shares. A holder of shares who votes against adoption of the Merger Agreement will not be deemed to have satisfied the notice requirement of such holder with respect to appraisal rights merely by so voting. The written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or against adoption of the Merger Agreement.

         Only a holder of record of shares of Common Stock is entitled to assert appraisal rights for the shares of Common Stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record fully and correctly, as the holder's name appears on the stock certificates.

         If shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand for appraisal should be made in that capacity, and if the shares of Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for such owner or owners. A record holder such as a broker who holds shares of Common Stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of Common Stock held for one or more beneficial owners while not exercising such rights with respect to the shares of Common Stock held for other beneficial owners; in such case, the written demand should set forth the number of shares of Common Stock as to which appraisal is sought and the number of shares of Common Stock held in the name of the record owner. When no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner. Stockholders who hold their shares of Common Stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such nominee. All written demands for appraisal of shares of Common Stock should be delivered to SPS Transaction Services, Inc. 2500 Lake Cook Road, Riverwoods, Illinois 60015, Attention: Secretary, so as to be received before the taking of the vote on the adoption of the Merger Agreement and the Merger at the Special Meeting.

         Within  10  days  after  the  Effective  Time,  the  Company,  as the
Surviving Corporation, must send a notice as to the effectiveness of the Merger to each person who has satisfied the appropriate provisions of Section
262. Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any such Stockholder who has satisfied the foregoing conditions and is otherwise entitled to appraisal rights under Section 262, may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Common Stock held by all such Stockholders. If no such petition is filed, appraisal rights will be lost for all Stockholders who had previously demanded appraisal of their shares of Common Stock. Stockholders seeking to exercise appraisal rights should assume that the Surviving Corporation will not file a petition with respect to the appraisal of the value of shares of Common Stock and that the Surviving Corporation will not initiate any negotiations with respect to the "fair value" of shares of Common Stock. Accordingly, Stockholders who wish to exercise their appraisal rights should regard it as their obligation to take all steps necessary to perfect their appraisal rights in the manner prescribed in Section 262.

         Within 120 days after the Effective Time, any Stockholder who has complied with the provisions of Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Common Stock not voted in favor of adoption of the Merger Agreement and with respect to which demands for appraisal were received by the Company, and the number of holders of such shares of Common Stock. Such statement must be mailed within ten days after the written request therefore has been received by the Surviving Corporation or within ten days after expiration of the time for delivery of demands for appraisal under
Section 262, whichever is later.

         If a petition for appraisal is timely filed, after a hearing on such petition, the Delaware Court of Chancery will determine the holders of shares of Common Stock entitled to appraisal rights and will appraise the "fair value" of the shares of Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their shares of Common Stock as determined under Section 262 could be more than, the same as or less than the value of the Merger Consideration that they would otherwise receive if they did not seek appraisal of their shares of Common Stock and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community are otherwise admissible in court"
should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. The Court will also determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares of Common Stock have been appraised. The costs of the action may be determined by the Court and taxed upon the parties as the Court deems equitable. The Court may also order that all or a portion of the expenses incurred by any holder of shares of Common
Stock  in  connection  with  an  appraisal,   including  without   limitation,
reasonable
attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares entitled to appraisal.

         Any Stockholder who has duly demanded an appraisal in compliance with
Section 262 will not, after the Effective Time, be entitled to vote his or her shares of Common Stock for any purpose nor, after the Effective Time, be entitled to the payment of dividends or other distributions thereon.

         If no petition for an appraisal is filed within the time provided, or if a Stockholder delivers to the Surviving Corporation a written withdrawal of his or her demand for an appraisal and an acceptance of the Merger, within 60 days after the Effective Time or with the written approval of the Surviving Corporation thereafter, then the right of such Stockholder to an appraisal will cease and such Stockholder shall be entitled to receive the Merger Consideration, without interest, as if he or she had not demanded appraisal of his or her shares of Common Stock. However, no appraisal proceeding pending in the Court of Chancery will be dismissed as to any Stockholder without the approval of the Court, which approval may be conditioned on such terms as the Court deems just.

         STOCKHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS SHOULD STRICTLY COMPLY WITH THE PROCEDURES SET FORTH IN SECTION 262 OF THE DGCL. FAILURE TO FOLLOW ANY OF SUCH PROCEDURES MAY RESULT IN A TERMINATION OR WAIVER OF APPRAISAL RIGHTS UNDER SECTION 262 OF THE DGCL.

                 SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA

         The summary consolidated financial data presented below for, and as of the end of, each of the years in the five-year period ended December 31, 1997 are derived from the consolidated financial statements of the Company, which financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants. The summary consolidated financial data presented below for the three-month periods ended March 31, 1998 and 1997 and as of March 31, 1998 and 1997 are derived from the unaudited consolidated financial statements of the Company included herein. In management's opinion, the unaudited information has been prepared on a basis consistent with the audited consolidated financial statements of the Company. The results of operations for the three months ended March 31, 1998 are not necessarily indicative of results which may be expected for the entire year.

                              QUARTER ENDED MARCH
                                    31,(1)                                YEAR ENDED DECEMBER 31,(1)
                            ------------------------    ------------------------------------------------------------
                               1998         1997           1997         1996        1995         1994       1993
                               ----         ----           ----         ----        ----         ----       ----
                                  (Unaudited)

 INCOME STATEMENT DATA

 Net operating revenues         $82,264     $90,430       $346,885    $320,920      $311,992    $245,802   $205,494

 Total operating expenses        66,604      78,391        284,585     283,427       241,883     183,441    156,563

 Pretax income                   15,660      12,039         62,300      37,493        70,109      62,361     48,931

 Income taxes                     5,763       4,648         23,800      14,247        26,636      24,626     18,283

 Net Income                       9,897       7,391         38,500      23,246        43,473      37,735     30,648

 Basic earnings per                0.36        0.27           1.41        0.86          1.60        1.40       1.14
 common share

 Diluted earnings per              0.36        0.27           1.41        0.85          1.59        1.38       1.12
 common share

 Ratio of earning to                1.9         1.6            1.8         1.5           2.0         6.0        6.3
 fixed charges(2)


                                     AS OF
                                 MARCH 31,(1)                              AS OF DECEMBER 31,(1)
                              ----------------          ----------------------------------------------------------
 BALANCE SHEET DATA            1998         1997           1997        1996         1995         1994       1993
                               ----         ----           ----        ----         ----         ----       ----
                                  (Unaudited)

 Credit card loans           $1,169,727  $1,498,421     $1,295,787  $1,637,507    $1,620,833    $679,857   $246,710

 Total assets                 1,389,753   1,628,517      1,512,403   1,760,785     1,777,607     768,493    309,537

 Deposits                       544,708     478,541        510,294     463,435       382,343     205,537     72,852

 Due to affiliates              474,539     831,706        639,066     982,547     1,110,811     161,573     55,869

 Stockholders' equity           274,076     231,971        263,035     224,392       199,210     155,704    116,581

 Return on average                14.9%       13.1%          15.8%       11.0%         24.5%       27.7%      30.2%
 stockholders' equity

 Book value per                $ 10.06     $  8.53       $   9.67    $   8.26      $   7.35    $   5.76    $  4.32
 share-Basic

 Book value per                $  9.98     $  8.48       $   9.60    $   8.20      $   7.28    $   5.69    $  4.27
 share-Diluted

 SUPPLEMENTAL DATA

 Total loans(3)              $1,749,727  $2,078,421     $1,875,787  $2,217,507    $2,229,992  $1,109,857   $676,710

 --------------------------
                  (1) In thousands, except percentages, ratios and per share data.

                  (2) For the purpose of calculating the ratio of earnings to fixed charges, "earnings" consist of income before income taxes and fixed charges. "Fixed charges" consist of interest costs, including interest on deposits, and that portion of rent expense estimated to be representative of the interest factor.

                  (3) Total loans represent both owned and securitized credit card loans

                 CONTROLLING PERSONS, DIRECTORS AND EXECUTIVE
                   OFFICERS OF MSDW, NOVUS, ACQUISITION AND
                                  THE COMPANY

BACKGROUND OF NAMED PERSONS

         The Company, MSDW, NOVUS and Acquisition have jointly filed a Rule 13E-3 Transaction Statement with the Commission with respect to the Merger. The principal executive offices of MSDW are located at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000. The principal executive offices of NOVUS, Acquisition and the Company are set forth in this Proxy Statement under the caption "SUMMARY - THE PARTIES." MSDW, NOVUS, Acquisition and the Company are all Delaware corporations.

         Set forth on Annex IV hereto for each controlling person, director and executive officer of MSDW, NOVUS, Acquisition and the Company (collectively, the "Named Persons") is such person's: (i) name; (ii) business address; (iii) present principal occupation or employment, if such person is an individual, and the name and address of the organization in which such individual conducts such principal occupation or employment; and (iv) material occupation, positions, offices and employments during the past five years, if such person is an individual, and the name and address of the organizations in which such individual conducted such material occupations, positions, offices, and employments. All of the Named Persons are United States citizens.

         During the past five years neither the Company, MSDW, NOVUS, Acquisition nor any Named Person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violations of such laws.

         All information in the Proxy Statement concerning the Named Persons and any affiliates and associates referred to herein is to the best knowledge of the Company.

PAST CONTACTS, TRANSACTIONS, OR NEGOTIATIONS

         Except as described in this Proxy Statement, since January 1, 1996, neither MSDW, NOVUS, Acquisition nor any Named Person has had any contacts, negotiations or transactions with the Company concerning any acquisition, acquisition of securities, consolidation, election of directors, merger, tender offer, or sale or other transfer of a material amount of assets.

PLANS OR PROPOSALS

         Except as described in this Proxy Statement, neither the Company, MSDW, NOVUS, Acquisition nor any Named Person has any plan or proposal concerning any extraordinary corporate transaction involving the Company, any sale or transfer of a material amount of the Company's assets, any change in the Board or management, any material change in the Company's present divided rate or the Company's present policy on indebtedness or capitalization, or any other change in the Company's corporate structure or business.

INTEREST IN THE COMPANY'S SECURITIES

         Except as described in this Proxy Statement, neither the Company, MSDW, NOVUS, Acquisition, any pension, profit sharing, or similar plan of the Company, MSDW, NOVUS, or Acquisition, any Named Person, nor any associate or majority owned subsidiary of the Company, MSDW, NOVUS, or Acquisition beneficially owns any shares of the Common Stock or has engaged in any transaction involving the shares of Common Stock during the past 60 days. The trustee for the SPS START (the Company's 401(k) plan) purchased 16,678 shares of Common Stock on the open market on May 8, 1998. In addition, the trustee for the Company's Tax Deferred Equity Participation Plan beneficially owns 33,486 shares of Common Stock.

CONTRACTS, ARRANGEMENTS, OR UNDERSTANDINGS CONCERNING THE COMPANY'S SECURITIES

         Except as described in this Proxy Statement, neither the Company, MSDW, NOVUS, Acquisition, nor any Named Person has any arrangement, contract, relationship, or understanding with any person with respect to any security of the Company, including any arrangement, contract, relationship, or understanding concerning the transfer or the voting of any security of the Company, any joint venture, any loan or option arrangement, any put or call, any guarantee of a loan, any guarantee against loss, or any giving or withholding of any authorization, consent, or proxy.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MANAGEMENT SERVICES AGREEMENT WITH NOVUS

         The Company and NOVUS are parties to a Management Services Agreement, dated as of January 1, 1992 (the "Management Services Agreement"), pursuant to which NOVUS furnishes certain executive, accounting, financial, legal, tax, organizational, regulatory, insurance, personnel, employee benefit plans, management information systems, sales, marketing, purchasing, real estate and other services to the Company upon the Company's request. The nature and extent of the services provided by NOVUS under the Management Services
Agreement and the annual rates charged for such services are made in accordance with the same policies and procedures under which NOVUS establishes such charges for its other subsidiaries and divisions. The Management Services Agreement is automatically renewed for successive one-year terms unless terminated as of the end of any term by either party upon 180 days written notice. The rates charged historically have reflected the Company's proportionate share of direct expenses (based upon estimates of time the various personnel have allocated to the Company) and the Company's proportionate share of allocated expenses (based upon a pre-determined formula that considers the relative level of personnel, revenues and income of the Company). The Management Services Agreement does not prohibit the Company from obtaining similar services from third parties.

FINANCING AGREEMENTS WITH MSDW; INTEREST RATE SWAP AND CAP AGREEMENTS

         Effective September 1, 1995, the Company and MSDW entered into an Amended and Restated Borrowing Agreement (the "Borrowing Agreement"), an Amended and Restated Bridge Agreement and a facility fee letter agreement (the "Facility Fee Agreement") (collectively, the "Financing Agreements"), pursuant to which MSDW has agreed to provide loans to the Company. Such loans may be either long- or short-term, as determined by MSDW and the Company, but will in any event mature upon the termination of the Borrowing Agreement. The maximum amount available under the Borrowing Agreement is $1.1 billion. The interest rate to be paid by the Company is equal to MSDW's actual cost of funds. The Borrowing Agreement expires on November 20, 1998.

         In connection with the Company's financing agreements with MSDW, under the Facility Fee Agreement, the Company has agreed to pay certain monthly facility fees to MSDW. In addition, the Company or SPS Payment may enter into interest rate swap and cap agreements from time to time with either MSDW or NOVUS pursuant to which the cost of funds borrowed on a floating rate basis by the Company, SPS Payment or HSB may effectively be fixed.

THIRD PARTY PROCESSING AND COOPERATIVE NETWORK SERVICE AGREEMENT AND TERMINAL SERVICE AGREEMENT WITH NOVUS SERVICES

         Pursuant to a Third Party Processing and Cooperative Network Service Agreement, dated as of January 2, 1992, as amended (the "Processing and Service Agreement"), NOVUS Services, Inc. ("NOVUS Services," successor to Discover Card Services, Inc.), an affiliated entity, and SPS Payment share electronic data links for VISA, MasterCard and American Express for the purposes of authorizing and completing NOVUS Services' transaction processing services. Effective January 1, 1998, SPS Payment and NOVUS Services amended the Processing and Service Agreement to extend its initial term through January 1, 2003. The Processing and Service Agreement will continue in effect thereafter unless terminated by either party upon 180 days written notice. In addition, pursuant to a Terminal Service Agreement, dated as of January 1, 1992, as amended (the "Terminal Service Agreement"), SPS Payment provides terminal maintenance, repair and preparation services to NOVUS Services. The Terminal Service Agreement is renewed for successive one-year terms unless the parties fail to agree on pricing for the additional term at least 180 days prior to the commencement of any additional term. The rates charged for the services provided by and to SPS Payment under the Processing and Service Agreement are determined by an allocation of costs (based on proportionate transaction volume). Such rates can only be changed by the mutual agreement of the parties. Under the Terminal Service Agreement, maintenance and repair fees are charged on a per item basis.

SYSTEM ACCESS AGREEMENT WITH NOVUS SERVICES

         SPS Payment and NOVUS Services both participate in the transaction processing industry. Each sells and leases terminals to its customers and provides credit card transaction processing services through these terminals. Both processing programs utilize the same communications network. NOVUS Services and SPS Payment entered into a System Access Agreement, effective August 1, 1992, as amended (the "System Access Agreement"). Pursuant to the System Access Agreement, SPS Payment provides NOVUS Services with access to certain applications of SPS Payment's point-of-sale transaction processing system that will assist NOVUS Services in its marketing of third-party transaction processing services. NOVUS Services pays SPS Payment a per transaction fee for all point-of-sale transactions processed through the network by SPS Payment and NOVUS Services for NOVUS Services clients, except for those transactions generated by certain large NOVUS Services clients that have a direct interface with the NOVUS Services authorization system. NOVUS Services has agreed to annual minimum usage requirements. As contemplated by the agreement, NOVUS Services may compete with SPS Payment in the processing of certain transactions, although SPS Payment will receive fees from NOVUS Services for such transactions. The term of the System Access Agreement expires on August 1, 2000.

SERVICE AGREEMENT WITH NOVUS SERVICES

         Effective September 1, 1996, SPS Payment entered into a Service Agreement (the "Service Agreement") with NOVUS Services in connection with NOVUS Services' co-brand and affinity card programs, whereby SPS Payment provides NOVUS Services credit card processing services, including credit review, authorization, collection and other related services for the specified programs. NOVUS Services pays SPS Payment a fee based upon the services provided, which fee can be increased if NOVUS Services does not achieve certain monthly minimum usage requirements. As long as NOVUS Services meets such minimum usage requirements, SPS Payment has agreed not to provide certain similar services to any third-party direct competitor of NOVUS Services. The initial term of the Service Agreement expires on the date two years after a specified minimum usage requirement is first achieved. Thereafter, the term of the Agreement will be renewed for additional one-year terms unless terminated by either party upon 90 days written notice prior to the end of any term.

DEBIT CARD PROCESSING LETTER AGREEMENT AND SALES LEAD LETTER AGREEMENT WITH NOVUS SERVICES

         Pursuant to a Debit Card Processing Letter Agreement, dated August 30, 1994 (the "Processing Letter Agreement"), NOVUS Services forwards requests for debit card transaction processing services from its merchant customers to SPS Payment, and SPS Payment provides such services pursuant to separate agreements with such merchants. SPS Payment then pays NOVUS Services a per transaction fee for each debit transaction so processed (for which SPS Payment receives a separate fee from the merchant customers), and a per location fee for each new merchant location established on SPS Payment's system through the Processing Letter Agreement. The Processing Letter Agreement had an initial term of three years and will remain in effect for successive one-year terms thereafter unless terminated by either party upon 90 days written notice before the end of any term. In addition, pursuant to a Sales Lead Letter Agreement, dated January 26, 1995 (the "Sales Lead Letter Agreement"), NOVUS Services provides SPS Payment with sales lead referrals for merchants in connection with SPS Payment's electronic transaction processing services business. For each such referred merchant, SPS Payment pays NOVUS Services an amount equal to 10% of the annual net profit attributed to the transaction processing services provided by SPS Payment to such merchant. The Sales Lead Letter Agreement is renewed for one-year terms each January 1 unless terminated by either party upon 60 days written notice prior to the end of any term.

MARKETING SERVICES AGREEMENT WITH NOVUS

         SPS Payment and NOVUS are parties to an Amended and Restated Marketing Services Agreement, dated January 1, 1996, as amended (the "Marketing Services Agreement"), pursuant to which SPS Payment provides marketing and sales services to NOVUS for the benefit of MountainWest. As compensation for such services, NOVUS has agreed to pay to SPS Payment an annual fee based on MountainWest's after-tax return on certain of its assets. The Marketing Services Agreement will continue until the day preceding the earliest to occur of (i) the date SPS Payment no longer provides services to MountainWest under the MountainWest Service Agreement (as hereinafter defined); (ii) the assignment of the MountainWest Service Agreement to a third-party that is not an affiliate of NOVUS; or (iii) the date on which SPS Payment and NOVUS are no longer affiliates.

SERVICE AGREEMENT WITH MOUNTAINWEST

         SPS Payment and MountainWest are parties to a Service Agreement, dated as of November 1, 1990, as amended (the "MountainWest Service Agreement"), pursuant to which SPS Payment provides an accounts receivable system and various credit services for MountainWest. Under the MountainWest Service Agreement, SPS Payment administers the programs for private label credit cards issued by MountainWest, which owns the credit card loans that are generated through use of such credit cards. SPS Payment generally charges MountainWest one all-inclusive fee for the services it provides with respect to consumer accounts, and one all-inclusive fee for those it provides with respect to commercial accounts, in each case under the programs owned by MountainWest. The fee for commercial accounts is generally based on the total number of such accounts and related customer inquiries under the programs for such accounts. The fee for consumer accounts is based on a percentage of the outstanding receivables relating to consumer accounts under the programs for such accounts. These all-inclusive fees are derived from historical component pricing for individual services. Effective January 1, 1996, SPS Payment and MountainWest amended the MountainWest Service Agreement to extend its term through December 31, 1998. The term of the MountainWest Service Agreement continues thereafter for consecutive one-year periods unless terminated by either party upon 180 days written notice prior to January 1 of any year.

OPERATIONAL OUTSOURCING SERVICE AGREEMENT WITH MOUNTAINWEST

         Pursuant to a Service Agreement, dated as of February 1, 1994, as amended (the "Outsourcing Service Agreement"), between SPS Payment and MountainWest, SPS Payment handles customer telephone inquiries in connection with MountainWest's Prime Option credit card program, including inquiries regarding matters such as account activation and balances, sales activity, payment history, billing statements and lost and stolen cards. SPS Payment generally charges MountainWest on a per call basis based on volume service levels and the type of services provided. The fees for services are consistent with the pricing methodology that SPS Payment uses to charge other operational outsourcing clients. The initial term of the Outsourcing Service Agreement expired on February 1, 1998 but the Agreement has been automatically renewed for a one-year period until February 1, 1999 and will be automatically renewed for additional one-year terms unless terminated by either party upon 60 days written notice prior to the term's expiration. MountainWest may also terminate the Outsourcing Service Agreement upon 60 days notice.

HEADQUARTERS LEASE WITH NOVUS

         SPS Payment leases its headquarters, which cover approximately 94,950 square feet in Riverwoods, Illinois, from NOVUS pursuant to a Lease Agreement, dated February 1, 1993 (the "Lease Agreement"), for a specified base rent that includes real estate taxes and administrative and operating expenses and is subject to adjustments so that the base rental rate will not exceed the base rental rate charged to any NOVUS subsidiary or affiliate that is also headquartered in the building. Effective February 1, 1997, SPS Payment and NOVUS amended the Lease Agreement to extend its term through January 31, 2000, to increase the square footage under the Lease Agreement, and to provide that the Lease Agreement is renewable at SPS Payment's option for one three-year term at a specified base rental per square foot. SPS Payment also has a lease for approximately 2,400 additional square feet of office space in the same building in Riverwoods, Illinois, from NOVUS pursuant to a Lease Agreement made January 1, 1997, for a specified base rent that includes real estate taxes and administrative and operating expenses and is subject to adjustments so that the base rental will not exceed the base rental charged to any NOVUS subsidiary or affiliate that is also headquartered in the building. The term of the lease covering this additional space also expires January 31, 2000, and the lease is renewable at SPS Payment's option for one three-year term at a specified base rental per square foot.

SERVICE AGREEMENT WITH NEW CASTLE

         SPS Payment and Discover Card Bank of New Castle ("New Castle") are parties to a Service Agreement, dated as of January 1, 1991 (the "New Castle Service Agreement"), pursuant to which SPS Payment provides New Castle with an accounts receivable system and performs certain credit services for New Castle in connection with its private label credit card program. As compensation for such services, New Castle pays SPS Payment a fee calculated as a specified percentage of the monthly average of the accounts receivable balance for each private label program serviced pursuant to this Agreement. The term of the New Castle Service Agreement commenced January

1, 1991, and continues in effect thereafter unless terminated by either party by notice given at least 180 days prior to an anniversary date of the New Castle Service Agreement.

                   HISTORICAL MARKET PRICE AND DIVIDEND DATA

         Shares of Common Stock are listed for trading on the NYSE under the symbol "PAY." The table below sets forth, for the calendar quarters indicated, the reported high and low sale prices of the Common Stock as quoted on the NYSE. As of the Record Date, the Company had ___ holders of record of Common Stock. The closing market price for Common Stock on April 17, 1998, the last trading day prior to the announcement of the proposed Sale, was $33.00. On ______, 1998, the latest practicable trading day prior to the date of this Proxy Statement, the closing market price for the Common Stock was $_____. At the Effective Time, the shares of Common Stock will cease to be traded on the NYSE.

         The Company has never paid any cash dividends on the Common Stock.

                                                 HIGH               LOW
                                                 ----               ---
YEAR ENDED DECEMBER 31, 1996

         First Quarter                           $32.50             $28.75
         Second Quarter                           30.75              17.00
         Third Quarter                            18.13              13.50
         Fourth Quarter                           18.75              14.00

YEAR ENDED DECEMBER 31, 1997

         First Quarter                            19.50              15.00
         Second Quarter                           20.88              15.00
         Third Quarter                            23.50              18.13
         Fourth Quarter                           23.94              19.38

YEAR ENDED DECEMBER 31, 1998

         First Quarter                            29.63              19.75
         Second Quarter (through June 30, 1998)   34.13              27.31

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following information with respect to the outstanding shares of Common Stock and of common stock of MSDW beneficially owned by each director of the Company, the Chief Executive Officer and the four other most highly compensated executive officers of the Company, the directors and executive officers of the Company as a group and all beneficial owners of more than 5% of the Common Stock is furnished as of December 31, 1997. As of December 31, 1997, the Company was a 73.3% majority owned subsidiary of NOVUS, which in turn is a wholly owned, direct subsidiary of MSDW.


                                                   COMPANY                                   MSDW
                                                 COMMON STOCK                            COMMON STOCK

                                     -------------------------------------      --------------- ------ ---------------
                                      NUMBER OF              PERCENT OF          NUMBER OF               PERCENT
         NAME                         SHARES (1)             CLASS (2)           SHARES (1)            OF CLASS (2)
       -------------                  ------------- ------ ----------------     --------------- ------ ---------------
Robert W. Archer...................      97,614    (3)           *                  67,400     (4)          *
Richard F. Atkinson................      87,590    (5)           *                  98,560     (6)          *
Serge Uccetta......................      13,170    (7)           *                   5,816     (8)          *
David J. Peterson..................      22,478    (9)           *                   4,129     (10)         *
Robert L. Wieseneck................     209,036    (11)          *                 246,970     (12)         *
Frank T. Cary......................      15,508    (13)          *                       0                  --
Charles F. Moran...................       8,395    (14)          *                  19,076     (15)         *
Mitchell M. Merin..................         500                  *                 554,718     (16)         *
Philip J. Purcell..................      22,052    (17)          *               2,659,866     (18)         *
Thomas C. Schneider................       1,002                  *               1,117,801     (19)         *
Dennie M. Welsh....................       7,404    (20)          *                       0                  --
Christine A. Edwards...............       2,002                  *                 571,976     (21)         *
NOVUS Credit Services Inc..........  20,000,000                73.3                      0                  --
2500 Lake Cook Road
Riverwoods, IL 60015

All    directors    and   executive
officers as a group (17 persons)...     564,270                 2.1              5,163,495                  *

---------------------

1. To the knowledge of the Company, each holder has sole voting and investment power with respect to the shares listed unless otherwise indicated. The number of shares includes shares of Common Stock owned through the SPS START and the Company's Employee Stock Purchase Plan and shares of MSDW common stock owned through the SPS START, the Dean Witter START Plan (Savings Today Affords Retirement Tomorrow) and the MSDW Employee Stock Purchase Plan as of December 31, 1997. The number of shares has been rounded to the nearest whole share.

2. Shares subject to options exercisable within 60 days of December 31, 1997 are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing and the percentage held by others. Percentages less than one percent are denoted by an asterisk.

3. Includes 84,384 shares subject to options and 10,000 shares held through a partnership.

4.   Includes 57,400 shares subject to options.

5.   Includes 76,916 shares subject to options.

6.   Includes 84,991 shares subject to options.

7.   Includes 12,333 shares subject to options.

8.   Includes 5,500 shares subject to options.

9.   Includes 21,333 shares subject to options.

10.  Includes 1,625 shares subject to options.

11. Includes 166,908 shares subject to options, 15,763 owned jointly with Mr. Wieseneck's spouse, 10,000 shares owned jointly with his brother and 12,936 shares owned by Mr. Wieseneck's children.

12. Includes 202,947 shares subject to options, 33,716 shares owned jointly with Mr. Wieseneck's spouse, 6,206 shares owned jointly with his brother and 4,101 shares owned by Mr. Wieseneck's children.

13.  Includes 5,912 shares subject to options.

14.  Includes 4,248 shares subject to options.

15.  Includes 19,076 shares owned jointly with Mr. Moran's spouse.

16.  Includes 304,403 shares subject to options.

17. Includes 2,050 shares held in custodial accounts on behalf of Mr. Purcell's children for which he is custodian, as to which Mr. Purcell disclaims beneficial ownership.

18. Includes (1) 22,605 shares owned by Mr. Purcell's spouse, (2) 10,344 held in custodial accounts on behalf of Mr. Purcell's children for which he is custodian, as to which Mr. Purcell disclaims beneficial ownership, (3) 1,407,737 shares subject to options and (4) 56,055 shares corresponding to stock unit awards granted under certain of MSDW's equity-based employee benefit plans. The shares corresponding to the stock unit awards are held in trust and subject to certain voting agreements between MSDW, various employees of MSDW and the trustee of the trust that holds the shares on behalf of such employees.

19. Includes (1) 489,344 shares subject to options and (2) 10,834 shares corresponding to stock unit awards granted under certain of MSDW's equity-based employee benefit plans. The shares corresponding to the stock unit awards are held in trust and subject to certain voting agreements between MSDW, various employees of MSDW and the trustee of the trust that holds the shares on behalf of such employees.

20.  Includes 7,404 shares subject to options.

21. Includes (1) 339,372 shares subject to options and (2) 9,771 shares corresponding to stock unit awards granted under certain of MSDW's equity-based employee benefit plans. The shares corresponding to the stock unit awards are held in trust and subject to certain voting agreements between MSDW, various employees of MSDW and the trustee of the trust that holds the shares on behalf of such employees.

                               FEES AND EXPENSES

         The Company estimates that the fees and expenses in connection with the Sale and Merger will be as set forth below. The Company will pay all of these fees and expenses except that MSDW has agreed to contribute $500,000 to the Company to defray such expenses.

            Filing Fees..........................................$179,139
            Investment Banking Fees and Expenses...............$4,442,258
            Incentive Amount...................................$8,049,523
            Legal Fees and Expenses............................$1,222,000
            Printing and Mailing Costs............................$65,000
            Exchange Agent Fees and Expenses......................$15,000
            Miscellaneous........................................ $90,080
            TOTAL    .........................................$14,063,000

         The Company will reimburse banks, custodians, fiduciaries, nominees, securities dealers, trust companies and other persons for their reasonable expenses in forwarding this proxy statement to the Stockholders. The Company will also reimburse such persons for their reasonable expenses in forwarding to the beneficial owners of the common stock the letter of transmittal and the instructions thereto that the Exchange Agent will send to the Stockholders following consummation of the Merger. The Company has also agreed to indemnify the Exchange Agent against certain liabilities and expenses in connection with the Merger.

                      WHERE YOU CAN FIND MORE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"), including the Rule 13-E Transaction Statement on Schedule 13E-3 filed in connection with the Merger. Such reports and other information may be inspected and copied or obtained by mail upon payment of the Commission's prescribed rates at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W. Room 1024, Washington, D.C. 20549 and at the following regional offices of the Commission: New York Regional Office, 7 World Trade Center, New York, New York 10048, and Chicago Regional Office, 500 West Madison Avenue, 14th Floor, Chicago, Illinois 60661. Certain reports, proxy statements and other information filed by the Company may also be obtained at the Commission's World Wide Web site, located at http://www.sec.gov. The Company also files reports and other information with the NYSE. Such reports and other information may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

         The Commission allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement. This Proxy Statement incorporates by reference the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, Amendment No.1 thereto on Form 10-K/A filed on April 30, 1998, Quarterly Report on Form 10-Q for quarter ended March 31, 1998 and Current Reports on Form 8-K dated April 22, 1998 and May 5, 1998. These documents contain important information about the Company and its financial performance.

         We are also incorporating by reference additional documents that we file with the Commission between the date of this Proxy Statement and date of the Special Meeting.

         Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement. Stockholders may obtain documents incorporated by reference in this Proxy Statement by requesting them in writing or by telephone from SPS Transaction Services Inc., 2500 Lake Cook Road, Riverwoods, Illinois 60015, Attention: Investor Relations, (847) 405-3400.

                        INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP serves as the Company's independent public accountants. A representative of Deloitte & Touche LLP will be at the Special Meeting to answer questions, as appropriate, by Stockholders and will have the opportunity to make a statement if so desired.

                                 OTHER MATTERS

         The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment, unless such authority is withheld.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          SPS TRANSACTION SERVICES, INC.

Riverwoods, Illinois
___________, 1998

                                    ANNEX I

                         OPINION OF FINANCIAL ADVISOR

                                                     PRELIMINARY DRAFT FOR
                                                     INFORMATION PURPOSES ONLY

                                                                  July __, 1998

Board of Directors
SPS Transaction Services, Inc.
2500 Lake Cook Road
Riverwoods, IL 60015

         Members of the Board:

         We understand that SPS Transaction Services, Inc. ("SPS" or the "Company") and Associates First Capital Corporation ("Associates") have entered into a Stock Purchase Agreement dated as of April 18, 1998 (the "Stock Purchase Agreement") which provides for the sale (the "Sale") by SPS to Associates of all the issued and outstanding capital stock of SPS Payment Systems, Inc. and Hurley State Bank (collectively, the "Subsidiaries") for $895.7 million in cash (the "Aggregate Consideration"). We further understand that, at or immediately prior to the closing of the Sale, the Subsidiaries shall discharge in full all intercompany debt due to SPS or its affiliates which is outstanding as of the closing. In addition, SPS and Sail Acquisition, Inc., ("Sail Acquisition"), a wholly owned subsidiary of NOVUS Credit Services, Inc. ("NOVUS"), have entered into an Agreement and Plan of Merger, dated as of June 15, 1998 (the "Merger Agreement"), which provides for the merger (the "Merger") of Sail Acquisition with an into SPS as soon as practicable after the closing of the Sale. Pursuant to the Merger, each issued and outstanding share of Common Stock, par value $1 per share, of SPS (the "SPS Common Stock"), other than shares held by NOVUS or its affiliates or as to which dissenters' rights have been perfected, will be converted into the right to receive not less than $32 in cash (the "Per Share Consideration"). The terms and conditions of the Sale and the Merger are more fully set forth in the Stock Purchase Agreement and Merger Agreement, respectively.

         You have asked for our opinion as to whether (i) the Aggregate Consideration to be paid by Associates pursuant to the Stock Purchase Agreement is fair from a financial point of view to SPS and (ii) the Per Share Consideration to be paid to holders of shares of SPS Common Stock (other than NOVUS) pursuant to the Merger Agreement is fair from a financial point of view to such holders.

         For purposes of the opinion set forth herein, we have:

         (i) reviewed certain publicly available financial statements and other information of SPS;

         (ii) reviewed certain internal financial statements and other financial and operating data concerning SPS prepared by the management of SPS;

         (iii) analyzed certain financial projections prepared by the management of SPS;

         (iv) discussed the past and current operations and financial condition and the prospects of SPS with senior executives of SPS;

         (v) reviewed the reported prices and trading activity of SPS Common Stock;

         (vi) compared the financial performance of SPS and the prices and trading activity of SPS Common Stock with that of certain other comparable publicly-traded companies and their securities;

         (vii) reviewed the financial terms, to the extent publicly available, of certain comparable precedent transactions;

         (viii)    participated   in  discussions   and   negotiations   among
                   representatives of SPS and Associates and their financial and legal advisors;

         (ix) reviewed the Stock Purchase Agreement, Merger Agreement and certain related documents; and

         (x) performed such other analyses and considered such other factors as we have deemed appropriate.

         We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of SPS. We have not made any independent valuation or appraisal of the assets or liabilities of SPS, nor have we been furnished with any such appraisals. In addition, we have assumed the Sale and the Merger will be consummated in accordance with the terms set forth in the Stock Purchase Agreement and Merger Agreement, respectively. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

         We have acted as financial advisor to the Board of Directors of SPS in connection with this transaction and will receive a fee for our services. Morgan Stanley & Co. Incorporated is an affiliate of Morgan Stanley Dean
Witter & Co. ("Morgan Stanley"), which owns approximately 73.3% of the outstanding shares of Common Stock of SPS, and five officers of Morgan Stanley or its affiliates, including the Chairman of the Board and Chief Executive Officer of Morgan Stanley are members of the Board of Directors of SPS. In addition, the Chairman of the Board and Chief Financial Officer of SPS is an officer and director of Morgan Stanley. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for SPS and have received fees for the rendering of these services.

         It is understood that this letter is for the information of the Board of Directors of SPS and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing with the Securities and Exchange Commission in connection with the Sale. In addition, we express no opinion or recommendation as to how holders of SPS Common Stock should vote in connection with the Sale and the Merger.

         Based on the foregoing, we are of the opinion on the date hereof that
(i) the Aggregate Consideration to be paid by Associates pursuant to the Stock Purchase Agreement is fair from a financial point of view to SPS and (ii) the Per Share Consideration to be paid to holders (other than NOVUS) of shares of SPS Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders.

                                             Very truly yours,

                                             MORGAN STANLEY & CO. INCORPORATED


                                             By:______________________________
                                                R. Bradford Evans
                                                Managing Director

                                   ANNEX II

                  SECTION 262 OF THE GENERAL CORPORATION LAW
                           OF THE STATE OF DELAWARE

262 APPRAISAL RIGHTS. - (a) any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss.228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder " means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to effected pursuant to ss.251 (other than a merger effected pursuant to ss.251(g) of this title), ss.252, ss.254, ss.257, ss.258, ss.263 or ss.264 of this title:

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss.251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss.251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

          (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation  was approved  pursuant to ss.228 or ss.253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of
determining  the  stockholders   entitled  to  receive  either  notice,   each
constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

          (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a
determination   of  the  value  of  the   stock  of  all  such   stockholders.
Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection
(d) hereof, whichever is later.

          (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

          (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

          (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

          (i) The  Court  shall  direct  the  payment  of the fair  value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

          (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

          (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

          (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (Last amended by Ch. 120, L. `97, eff. 7-1-97.)

                                   ANNEX III

                         AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of June 15, 1998, is entered into between SPS Transaction Services, Inc., a Delaware corporation ("SPS"), and Sail Acquisition, Inc., a Delaware corporation ("Acquisition"). SPS and Acquisition are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                             W I T N E S S E T H :

         WHEREAS, SPS and Acquisition are corporations duly organized and existing under the laws of the State of Delaware, governed by the provisions of the General Corporation Law of the State of Delaware ("DGCL") and of their respective Certificates of Incorporation and By-laws;

         WHEREAS, on the date of this Agreement, SPS has authority to issue 40,100,000 shares of capital stock, divided into two classes, namely: 100,000 shares of preferred stock, par value $1 per share ("Preferred Stock"), and 40,000,000 shares of common stock, par value $1 per share ("Common Stock");

         WHEREAS, on the date of this Agreement, NOVUS Credit Services Inc. ("Parent") is directly or indirectly the beneficial owner of 20,000,000 shares of Common Stock (the "Control Shares");

         WHEREAS, Acquisition is a wholly owned subsidiary of Parent;

         WHEREAS, SPS has entered into a Stock Purchase Agreement, dated April 18, 1998, with Associates First Capital Corporation ("Associates") pursuant to which SPS has agreed to sell to Associates substantially all of SPS's assets, consisting of all of the issued and outstanding capital stock of SPS's two subsidiaries, SPS Payment Systems, Inc. and Hurley State Bank, for a purchase price of $895,696,661 in cash (the "Sale");

         WHEREAS, the Board of Directors of SPS has ordered the distribution to the stockholders of SPS other than Parent of their proportionate share of the net proceeds from the Sale;

         WHEREAS, the respective Boards of Directors of SPS and Acquisition have, by resolutions duly adopted, approved this Agreement;

         WHEREAS, Parent has adopted this Agreement as the sole stockholder of Acquisition; and

         WHEREAS, the Board of Directors of SPS has directed that this Agreement be submitted to a vote of its stockholders;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SPS and Acquisition hereby agree as follows:

         1. Merger. Acquisition shall be merged with and into SPS (the "Merger"), and SPS shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and at the time of filing of a certificate of merger with the Secretary of State of the State of Delaware (the "Effective Time").

         2. Governing Documents. The Certificate of Incorporation of SPS, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws, and the By-laws of SPS, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, of the Certificate of Incorporation of the Surviving Corporation and applicable laws.

         3. Succession. At the Effective Time, the separate existence of Acquisition shall cease, and SPS shall become entitled to all the rights, privileges, powers and franchises of a public and private nature, and be subject to all the obligations, duties, restrictions and disabilities of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due to each of the Constituent Corporations on whatever account, as well as stock subscriptions and all other things in action belonging to each of the Constituent Corporations, shall be vested in the Surviving
Corporation; and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations; and the title to any real estate vested, by deed or otherwise, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of Acquisition shall be preserved unimpaired. To the extent permitted by law, any claim existing or action or proceedings pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place. All debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Acquisition, its stockholder, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Acquisition. The employees and agents of Acquisition shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Acquisition. The requirements of any plans or agreements of Acquisition involving the issuance or purchase by Acquisition of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

         4. Directors. The members at the Effective Time of the Board of Directors of SPS shall thereafter be the members of the Board of Directors of the Surviving Corporation until removed or replaced in accordance with the provisions of the Surviving Corporation's By-laws, Certificate of Incorporation and applicable laws.

         5. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Acquisition such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Acquisition, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Acquisition or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         6. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                  (a) each  share  of  Common  Stock  issued  and  outstanding immediately prior to the Effective Time, other than the Control Shares, shall be cancelled and be converted into, and become the right to receive: (i) in the case of such shares other than Dissenting Shares (defined below), upon compliance with the conditions set forth in Section 9(b), a cash payment equal to $32.02 (the "Merger Consideration"), without interest; and (ii) in the case of Dissenting Shares, the consideration set forth in Section 7 hereof;

                  (b) each Control Share issued and outstanding immediately prior to the Effective Time, shall continue to be an issued and outstanding share of capital stock of the Surviving Corporation, with the same rights and privileges attached to such share immediately prior to the Effective Time, but shall not be entitled to any payment, consideration or other distribution by reason of the Merger; and

                  (c) each share of capital stock of Acquisition, issued and outstanding immediately prior to the Effective Time, shall be cancelled and extinguished and no consideration shall be paid therefor.

         7. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock which are issued and outstanding immediately prior to the Effective Time and which are held by stockholders that have not voted such shares in favor of the Merger but have, instead, delivered a written demand for the appraisal of such shares in the manner provided in the DGCL (such shares, the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration and the holders thereof shall only be entitled to such rights as are granted by Section 262 of the DGCL. Each holder of Dissenting Shares that becomes entitled to payment for such shares as pursuant to Section 262 of the DGCL shall receive payment therefor from the Surviving Corporation in accordance with the DGCL; provided however, that (i) if any such holder of Dissenting Shares shall have failed to establish that it is entitled to appraisal rights as provided in Section 262 of the DGCL, or (ii) if any such holder of Dissenting Shares shall have effectively withdrawn the demand for appraisal of such shares or lost the right to appraisal and payment of such shares under Section 262 of the DGCL, or (iii) if neither the Surviving Corporation nor such holder of Dissenting Shares shall have filed a petition demanding a determination of the value of all Dissenting Shares within the time provided in Section 262 of the DGCL, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares and each such share of Common Stock shall thereupon be deemed to have been converted, as of the Effective Time, into and represent the right to receive from the Surviving Corporation the Merger Consideration, without interest thereon, as provided in
Section 6 hereof.

         8. Condition to Merger. The consummation of the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

                  (a) consummation of the Sale;

                  (b) the  Merger  Agreement  shall  have been  adopted by the
         holders  of  a  majority  of  shares  of  Common   Stock  issued  and
         outstanding; and

                  (c) no statute, rule, regulation, decree, order or injunction shall have been promulgated, enacted, entered or enforced by any United States federal or state government, governmental agency or authority or court which remains in effect and prohibits, restrains, enjoins or restricts the consummation of the Merger.

         9.    Exchange of Certificates.

               (a) From and after the Effective Time, a bank or trust company to be designated by SPS (the "Exchange Agent") shall act as exchange agent in effecting the exchange of the Merger Consideration for certificates representing shares of Common Stock entitled to payment pursuant to Section 6 (the "Certificates").

               (b) Promptly after the Effective Time, the Exchange Agent shall mail to each record holder of Certificates a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and instructions for use in surrendering Certificates and receiving the Merger Consideration therefor. Upon the surrender of each Certificate, together with such letter of transmittal duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be unconditionally entitled to receive in exchange therefor an amount equal to the Merger Consideration multiplied by the number of shares of Common Stock formerly represented by such Certificate, and such Certificate shall be cancelled. Until so surrendered, each such Certificate shall represent solely the right to receive, upon compliance with the conditions set forth in this Subsection 9(b), an amount equal to the Merger Consideration multiplied by the number of shares of Common Stock formerly represented by such Certificate. No interest shall be paid or accrue on the Merger Consideration payable upon the surrender of the Certificates. If any Merger Consideration is to be paid to a person (the "Payee") other than the person in whose name the Certificate surrendered in exchange therefor is registered (the "Record Holder"), such Certificate shall be accompanied by all documents required to evidence and effect the transfer of the rights represented by such Certificate from the Record Holder to the Payee, and it shall be a condition to such exchange that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the payment of such Merger Consideration to the Payee, or that such person shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of Common Stock for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws.

                  (c) Promptly following the date which is 180 days after the Effective Time, the Exchange Agent's duties shall terminate, and any funds deposited with the Exchange Agent that remain unclaimed by holders of Certificates shall be paid to the Surviving Corporation upon demand. Thereafter, each holder of a Certificate may surrender such Certificate to the Surviving Corporation along with the applicable letter of transmittal and (subject to applicable abandoned property, escheat and similar laws) receive in exchange therefor an amount equal to the Merger Consideration multiplied by the number of shares of Common Stock formerly represented by such Certificate, without any interest thereon, but shall have no greater rights against the Surviving Corporation than may be accorded to general creditors of the Surviving Corporation.

                  (d) After the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of any shares of Common Stock other than the Control Shares. If, after the Effective Time, Certificates (other than Certificates relating to the Control Shares) are presented to the Surviving Corporation or the Exchange Agent, they shall be canceled and exchanged for the applicable Merger Consideration, as provided herein, subject to applicable law in the case of Dissenting Shares.

         10. Options. Prior to the Effective Time, the Board of Directors of SPS (or, if appropriate, any committee thereof) shall adopt appropriate resolutions and use its reasonable good faith efforts to take all other actions necessary to provide for the surrender to the issuer, effective at the Effective Time, of all the outstanding stock options, warrants or rights to purchase shares of Common Stock heretofore granted (collectively, the "Options") under any outstanding stock option plan or pursuant to any outstanding warrant agreement or any other outstanding plan, program or arrangement of SPS providing for the issuance or grant of any other interest in respect of the capital stock of SPS or any subsidiary of SPS (collectively, the "Stock Plans") on terms such that, immediately prior to the Effective Time, (i) each Option, whether or not then vested or exercisable, shall no longer be exercisable for the purchase of shares of Common Stock, but shall entitle each holder thereof, in cancellation and settlement therefor, to payments in cash (less any applicable withholding taxes, the "Cash Payment"), at the Effective Time, equal to the product of (x) the total number of shares of Common Stock subject to such Option, whether or not then vested or exercisable, and (y) the excess of the Merger Consideration over the per-share exercise price of such Option, each such Cash Payment to be paid to each holder of an outstanding Option at the Effective Time, and (ii) each share of Common Stock previously issued in the form of a grant of restricted stock or grant of contingent shares shall become fully vested, whether or not then vested; provided, however, that with respect to any person subject to
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), such surrender to the issuer under either clause (i) or (ii) above shall be approved in advance by the Board of Directors of SPS (or an appropriate committee thereof) so as to cause such dispositions to be exempt under Rule 16b-3. Any then outstanding stock appreciation rights or limited stock appreciation rights shall be canceled immediately prior to the Effective Time without any payment therefor, notwithstanding the terms of any Stock Plan. Notwithstanding any other provision of this Section 10 to the contrary, the Cash Payment may be withheld with respect to any Option until necessary consents and releases are obtained.

         11. Amendment. Subject to applicable law, this Agreement may be amended, modified or supplemented, at any time before or after adoption of this Agreement by the stockholders of SPS, by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, after the adoption of this Agreement by the stockholders of SPS, no such amendment shall be made which by law requires the further approval of the stockholders of SPS without such further approval.

         12. Abandonment. At any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of SPS, this Agreement may be terminated, and the Merger may be abandoned by the Board of Directors of SPS and Acquisition, notwithstanding approval of this Agreement by the stockholders of SPS, or by the stockholder of Acquisition, or both, if, in the opinion of the Board of Directors of SPS and Acquisition, circumstances arise which make the Merger for any reason inadvisable.

         13. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in two counterparts, both of which shall constitute one and the same agreement.

         14. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15. Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof, (ii) is not intended to confer upon any other person any rights or remedies hereunder, (iii) shall not be assigned by operation of law or otherwise and (iv) shall be governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                               SPS TRANSACTION SERVICES, INC.

                               By: /s/ Thomas C. Schneider
                                   -----------------------------
                                    Name:  Thomas C. Schneider
                                    Title: Chairman and Chief Financial Officer

                               SAIL ACQUISITION, INC.

                               By: /s/ Philip J. Purcell
                                   -----------------------------
                                    Name:  Philip J. Purcell
                                    Title: President

                                   ANNEX IV

               INFORMATION CONCERNING DIRECTORS AND OFFICERS OF
                   THE COMPANY, MSDW, NOVUS AND ACQUISITION

         1. Set forth below are the name, age, business address, position with SPS Transaction Services, Inc., present principal occupation or employment and five-year employment history of each director and executive officer of SPS Transaction Services, Inc. Directors are indicated by asterisk. Each person listed below is a citizen of the United States. Unless otherwise indicated, the address of the following individuals is 2500 Lake Cook Road, Riverwoods, Illinois 60015. All officers serve at the pleasure of the Board of Directors of SPS Transaction Services, Inc.

                                              Present Principal Occupation or
                                              Employment/Material Positions
          Name (Age)                          Held During the Past Five Years
          ----------                          -------------------------------

Thomas C. Schneider (61)*               Chief  Financial  Officer and Director
                                        of the Company since its formation and
                                        Chairman of the Board of  Directors of
                                        the   Company    since   April   1997;
                                        Executive  Vice President and Director
                                        of  MSDW   since   May   1997;   Chief
                                        Strategic and  Administrative  Officer
                                        of MSDW from May 1997 until June 1998;
                                        Executive  Vice  President  and  Chief
                                        Financial   Officer  of  Dean  Witter,
                                        Discover  & Co.  ("DWD")  from 1987 to
                                        May 1997; Executive Vice President and
                                        Chief Financial Officer of NOVUS since
                                        1987 and Director of NOVUS since 1986;
                                        Chief Financial Officer of Dean Witter
                                        Reynolds  Inc.   ("DWR")  since  1987,
                                        Executive  Vice President of DWR since
                                        1984 and Director of DWR since 1981.

Philip J. Purcell (54)*                 Director  of  the  Company  since  its
                                        formation and Chairman of the Board of
                                        Directors  from its formation to April
                                        1997;   Chairman   of  the   Board  of
                                        Directors and Chief Executive  Officer
                                        of MSDW  since May 1997;  Chairman  of
                                        the  Board  of  Directors   and  Chief
                                        Executive  Officer of DWD from  August
                                        1986  to  May  1997;  Chairman  of the
                                        Board of Directors and Chief Executive
                                        Officer of DWR and NOVUS  since  1986;
                                        Trustee or Director  of  approximately
                                        87 registered investment companies for
                                        which   Morgan   Stanley  Dean  Witter
                                        Advisors Inc.  ("Advisors")  serves as
                                        investment   manager   or   investment
                                        adviser.

Robert L. Wieseneck (60)*               President, Chief Executive Officer and
                                        Director  of  the  Company  since  its
                                        formation;  President  of SPS  Payment
                                        since 1987 and Director of SPS Payment
                                        since 1988;  President and Director of
                                        HSB  since  1989;  Director  of  NOVUS
                                        since   1991   and   Executive    Vice
                                        President of NOVUS from  December 1986
                                        to April 1987 and since April 1988.

Christine A. Edwards (45)*              Director  of the  Company  since April
                                        1997,  General  Counsel of the Company
                                        since  1993  and   Secretary   of  the
                                        Company from its formation until 1997;
                                        Executive Vice President,  Chief Legal
                                        Officer  and  Secretary  of MSDW since
                                        May 1997;  Executive  Vice  President,
                                        General  Counsel and  Secretary of DWD
                                        from   January   1991  to  May   1997;
                                        Director,  Executive  Vice  President,
                                        General  Counsel and  Secretary of DWR
                                        since    January    1991;    Director,
                                        Executive  Vice   President,   General
                                        Counsel and  Secretary  of NOVUS since
                                        January 1991.

Mitchell M. Merin (44)*                 Director  of the  Company  since 1994;
                                        President and Chief Executive  Officer
                                        of Advisors since 1997; Executive Vice
                                        President  and  Chief   Administrative
                                        Officer of DWD from 1994  until  1997;
                                        Executive  Vice President of DWR since
                                        1990 and Chief Administrative  Officer
                                        since 1994;  Executive  Vice President
                                        of NOVUS since 1994 and Director since
                                        1994.

Frank T. Cary (77)*                     Director  of the  Company  since 1992;
                                        Chief     Executive     Officer     of
                                        International     Business    Machines
                                        Corporation  ("IBM")  from 1973  until
                                        1981 and  Chairman of the Board of IBM
                                        from  1973  until  1983;  Director  of
                                        Celgene      Corporation,       Cygnus
                                        Therapeutic Systems, ICOS Corporation,
                                        Lexmark International,  Inc., Lincare,
                                        Inc.,   Seer   Technology   Inc.   and
                                        Teltrend Inc.

Charles F. Moran (68)*                  Director  of  the  Company  since  its
                                        formation;   Director   of  HSB  since
                                        January 1996;  Senior Vice  President,
                                        Administration  of Sears,  Roebuck and
                                        Co.  ("Sears")  from  1989  until  his
                                        retirement   in  1993;   Director   of
                                        Thermadyne  Holdings  Inc.,  Donnelley
                                        Enterprise    Solutions    Inc.    and
                                        Advantica Restaurant Group Inc.

Dennie M. Welsh (55)*                   Director  of the  Company  since 1993;
                                        Senior  Vice  President  of IBM  since
                                        January  1998;  Senior Vice  President
                                        and  Group   Executive,   IBM   Global
                                        Services   from   April   1997   until
                                        December 1997 and General Manager, IBM
                                        Global   Services  from  January  1995
                                        until  April  1997;  Chairman  of  the
                                        Board  of  Directors   of   Integrated
                                        Systems   Solutions   Corporation,   a
                                        wholly  owned  subsidiary  of IBM, and
                                        President and Chief Executive  Officer
                                        from 1991 until 1993.

Robert W. Archer (60)                   Senior      Vice      President      -
                                        Sales/Operations of the Company and of
                                        SPS Payment  since  1997;  Senior Vice
                                        President  -  Sales  and  Senior  Vice
                                        President  of SPS Payment from 1994 to
                                        1997;  Vice  President  -- Sales  from
                                        1992 until 1994 and Vice  President of
                                        SPS Payment from 1988 until 1994.

Richard F. Atkinson (61)                Senior Vice President -- Private Label
                                        Consumer  of  the  Company  and of SPS
                                        Payment   since   1997;   Senior  Vice
                                        President -- Operations of the Company
                                        and  Senior  Vice   President  of  SPS
                                        Payment  from 1994  until  1997;  Vice
                                        President  --  Operations   from  1992
                                        until 1994 and Vice  President  of SPS
                                        Payment  from 1986 until 1994;  Senior
                                        Vice President of HSB since 1991.

David J. Peterson (40)                  Senior Vice  President  --  Commercial
                                        Technology Services of the Company and
                                        of  SPS  Payment   since  1997;   Vice
                                        President  --  Network   Services  and
                                        Corporate  Development  from  1995  to
                                        1997 and Vice  President  -- Corporate
                                        Development   from  1994  until  1995;
                                        investment  banker  for DWR from  1987
                                        until 1993.

Russell J. Bonaguidi (47)               Vice  President and  Controller of the
                                        Company since 1994; Vice President and
                                        Controller  of  HSB  and  SPS  Payment
                                        since 1994; National Manager of Credit
                                        Card Banking for Sears from 1992 until
                                        1994 and Vice  President -- Controller
                                        of Prime  Option  Services,  Inc.  (an
                                        affiliate  of the  Company)  from 1990
                                        until 1992.

Robert J. Ferkenhoff (55)               Vice  President and Chief  Information
                                        Officer of the Company  since 1994 and
                                        of  SPS  Payment   since  1993;   Vice
                                        President  --  Information  Technology
                                        from   1993   until   1994   and  Vice
                                        President -- Information  Services for
                                        Sears   Merchandise  Group  from  1989
                                        until 1993.

Larry H. Myatt (54)                     Vice   President  --   Marketing   and
                                        Administration  of the  Company and of
                                        SPS Payment since 1996; Vice President
                                        -- Marketing  and Product  Development
                                        from   1992   until   1996   and  Vice
                                        President of SPS Payment since 1986.

Ruth M. O'Brien (44)                    Vice President --  TeleServices of the
                                        Company and of SPS Payment since 1996;
                                        Director  of  Operational  Outsourcing
                                        for SPS Payment and Director of Client
                                        Services  for SPS  Payment  from  1994
                                        until 1996,  and from 1990 until 1994,
                                        respectively.

Serge J. Uccetta (52)                   Vice   President   --  Private   Label
                                        Commercial  of the  Company and of SPS
                                        Payment since 1997;  Vice President --
                                        Card  Services  from  1995 to 1996 and
                                        Vice President -- Card Services of SPS
                                        Payment   since   1993;   Director  of
                                        Commercial  Accounts  from 1993  until
                                        1995;  Director -- Strategic  Programs
                                        of Citibank from 1991 until 1993.

Mary Ann Warniment (48)                 Vice President -- Electronic Marketing
                                        of the  Company  and  of  SPS  Payment
                                        since   1997;    Vice    President   -
                                        Electronic  Information  Services from
                                        1993 to 1997 and Vice President of SPS
                                        Payment since 1990;  Vice President --
                                        Information Technology from 1992 until
                                        1993.

         2. Set forth below are the name, age, business address, position with Morgan Stanley Dean Witter & Co., present principal occupation or employment and five-year employment history of each director and executive officer of Morgan Stanley Dean Witter & Co. Directors are indicated by asterisk. Each person listed below is a citizen of the United States. Unless otherwise indicated, the address of the following individuals is 1585 Broadway, New York, New York 10036. All officers serve at the pleasure of the Board of Directors of Morgan Stanley Dean Witter & Co.

                                           Present Principal Occupation or
                                           Employment/Material Positions
          Name (Age)                       Held During the Past Five Years
          ----------                       -------------------------------

Philip J. Purcell (54)*                 Chairman of the Board of Directors and
                                        Chief Executive  Officer of MSDW since
                                        the  merger  of Morgan  Stanley  Group
                                        Inc.  ("MSG") with and into DWD on May
                                        31, 1997 (the "MSDW Merger"); Chairman
                                        of the  Board of  Directors  and Chief
                                        Executive  Officer of DWD from  August
                                        1986 until the MSDW  Merger;  Chairman
                                        of the  Board of  Directors  and Chief
                                        Executive  Officer  of DWR  and  NOVUS
                                        since  1986;  Trustee or  Director  of
                                        approximately 87 registered investment
                                        companies for which Advisors serves as
                                        investment   manager   or   investment
                                        adviser; Director of the Company since
                                        its  formation  and  Chairman  of  the
                                        Board of Directors  from its formation
                                        to April 1997.

John J. Mack (53)*                      President, Chief Operating Officer and
                                        Director   of  MSDW   since  the  MSDW
                                        Merger; Director and Managing Director
                                        of Morgan  Stanley & Co.  Incorporated
                                        ("MS&Co.")   since  January  1979  and
                                        President  from June 1993 to May 1997;
                                        President  of MSG from June 1993 until
                                        the  MSDW  Merger;  Chairman  of MSG's
                                        Operating  Committee  from  March 1992
                                        until the MSDW Merger;  Director and a
                                        Managing Director of MSG from December
                                        1987 until the MSDW Merger.

Thomas C. Schneider(61)*                Director and Executive  Vice President
                                        of MSDW since the MSDW  Merger;  Chief
                                        Strategic and  Administrative  Officer
                                        of MSDW  from  the MSDW  Merger  until
                                        June 1998;  Executive  Vice  President
                                        and  Chief  Financial  Officer  of DWD
                                        from 1987 to May 1997;  Executive Vice
                                        President and Chief Financial  Officer
                                        of NOVUS  since 1987 and  Director  of
                                        NOVUS  since  1986;   Chief  Financial
                                        Officer of DWR since  1987,  Executive
                                        Vice  President  of DWR since 1984 and
                                        Director  of  DWR  since  1981;  Chief
                                        Financial  Officer and Director of the
                                        Company   since  its   formation   and
                                        Chairman  of the  Board  of  Directors
                                        since April 1997.

Robert P. Bauman (67)*                  Director of MSDW since the MSDW Merger
                                        and  Director  of MSG from  April 1996
                                        until the MSDW  Merger;  Non-executive
                                        Chairman of British Aerospace PLC from
                                        May 1994 until May 1998;  Chairman  of
                                        BTR PLC  since  May  1998  and  Deputy
                                        Chairman and non-executive Director of
                                        BTR PLC from  October  1997  until May
                                        1998;   Chief  Executive   Officer  of
                                        SmithKline Beecham Plc from 1989 until
                                        April   1994;    Director   of   CIGNA
                                        Corporation   since   1990  and  Union
                                        Pacific    Corporation   since   1987;
                                        Non-executive   Director   of  Reuters
                                        Holdings PLC since March 1994.

Edward A. Brennan (64)*                 Director of MSDW since the MSDW Merger
                                        and Director of DWD from February 1993
                                        until the MSDW Merger; Former Chairman
                                        of the Board of  Directors,  President
                                        and Chief Executive  Officer of Sears,
                                        having served in such  capacities  for
                                        more   than  five   years   until  his
                                        retirement in August 1995; Director of
                                        AMR  Corporation  since  October 1997,
                                        Minnesota  Mining  and   Manufacturing
                                        Company  since May 1986,  The Allstate
                                        Corporation     ("Allstate")     since
                                        February  1993,   Unicom   Corporation
                                        since   September   1995,  Dean  Foods
                                        Company and The SABRE Group  Holdings,
                                        Inc. since March 1996.

Diana D. Brooks(47)*                    Director of MSDW since  December 1997;
                                        President and Chief Executive  Officer
                                        of  Sotheby's  Holdings,   Inc.  since
                                        April   1994;   President   and  Chief
                                        Executive    Officer   of    Sotheby's
                                        Worldwide  Auction Business from April
                                        1993 to April  1994  and of  Sotheby's
                                        North  America from  November  1992 to
                                        April 1993.

Clarence B. Rogers, Jr. (68)*           Director of MSDW since the MSDW Merger
                                        and Director of DWD from February 1993
                                        to the MSDW  Merger;  Chairman  of the
                                        Board of  Directors  of  Equifax  Inc.
                                        since  October  1992;  Chairman of the
                                        Board of Directors of ChoicePoint Inc.
                                        since  August  1997;  Chief  Executive
                                        Officer of Equifax  for more than five
                                        years until December 1995; Director of
                                        Sears, Briggs & Stratton  Corporation,
                                        Oxford  Industries,  Inc. and Teleport
                                        Communications Group, Inc.

Richard B. Fisher (61)*                 Director and Chairman of the Executive
                                        Committee of the Board of Directors of
                                        MSDW since the MSDW  Merger;  Chairman
                                        of the  Board of  Directors  of MS&Co.
                                        since  January  1991 and  Director and
                                        Managing Director of MS&Co. since July
                                        1970;   Chairman   of  the   Board  of
                                        Directors and Managing Director of MSG
                                        from   January  1991  until  the  MSDW
                                        Merger;  Managing Director of MSG from
                                        July  1975  until  the  MSDW   Merger;
                                        Director  of MSG  from  July  1975  to
                                        December  1990;  President of MSG from
                                        January 1984 until December 1990.

Miles L. Marsh (50)*                    Director of MSDW since the MSDW Merger
                                        and Director of DWD from December 1996
                                        until the MSDW  Merger;  Chairman  and
                                        Chief Executive  Officer of Fort James
                                        Corporation    since    August   1997;
                                        Chairman  of James  River  Corporation
                                        from  January  1996 until  August 1997
                                        and  President  and  Chief   Executive
                                        Officer from October 1995 until August
                                        1997;  Chairman  and  Chief  Executive
                                        Officer of Pet Inc. from March 1991 to
                                        February   1995;   Director   of  GATX
                                        Corporation and Whirlpool Corporation.

Laura D'Andrea Tyson (51)*              Director of MSDW since the MSDW Merger
                                        and  Director  of MSG from  April 1997
                                        until  the  MSDW  Merger;  Dean,  Haas
                                        School  of  Business,   University  of
                                        California  Berkeley  since July 1998;
                                        Class of 1939  Professor  of Economics
                                        and  Business  Administration  at  the
                                        University  of  California,   Berkeley
                                        since   January   1997;   served  from
                                        January 1993 through March 1995 as the
                                        16th Chair of the White House  Council
                                        of  Economic  Advisors  and from April
                                        1995 through December 1996 as Chair of
                                        the  President's   National   Economic
                                        Council and the  President's  National
                                        Economic    Advisor;    Director    of
                                        Ameritech Corporation since April 1997
                                        and Eastman  Kodak  Company  since May
                                        1997.

Daniel B. Burke (69)*                   Director of MSDW since the MSDW Merger
                                        and Director of MSG from February 1994
                                        until the MSDW Merger; Chief Executive
                                        Officer  of Capital  Cities/ABC,  Inc.
                                        ("Capital  Cities") from 1990 until he
                                        retired in  February  1994;  President
                                        and Chief Operating Officer of Capital
                                        Cities from 1986 until  February  1994
                                        and Director from 1967 until  February
                                        1996;  Director of  Consolidated  Rail
                                        Corporation, Darden Restaurants, Inc.,
                                        Rohm   and   Haas   Company   and  The
                                        Washington Post Company.

C. Robert Kidder (53)*                  Director of MSDW since the MSDW Merger
                                        and  Director  of DWD from  July  1993
                                        until the MSDW Merger; Chairman of the
                                        Board of Directors and Chief Executive
                                        Officer of Borden,  Inc. since January
                                        1995;  Chairman  and  Chief  Executive
                                        Officer of Duracell International Inc.
                                        from  August  1991  to  October  1994;
                                        Director of AEP  Industries  Inc.  and
                                        Electronic Data Systems Corporation.

Michael A. Miles (59)*                  Director of MSDW since the MSDW Merger
                                        and Director of DWD from February 1993
                                        to May 1994 and from  January  1995 to
                                        May 1997;  Special  limited partner in
                                        Forstmann   Little  &  Company   since
                                        January 1995; Chairman of the Board of
                                        Directors and Chief Executive  Officer
                                        of Philip Morris  Companies  Inc. from
                                        September 1991 to July 1994;  Director
                                        of Sears,  Allstate,  Time Warner Inc.
                                        and Dell Computer Corporation.

Allen E. Murray (69)*                   Director of MSDW since the MSDW Merger
                                        and Director of MSG from November 1992
                                        until the MSDW Merger; Chairman of the
                                        Board of Directors and Chief Executive
                                        Officer of Mobil Corporation ("Mobil")
                                        from    February    1986   until   his
                                        retirement in March 1994, and Director
                                        from  May  1977  until   March   1994;
                                        President and Chief Operating  Officer
                                        of  Mobil  from  November  1984  until
                                        March   1993;   Director  of  Lockheed
                                        Martin Corporation,  Metropolitan Life
                                        Insurance Company and Minnesota Mining
                                        and Manufacturing Company.

Robert G. Scott (52)                    Executive  Vice  President  and  Chief
                                        Financial  Officer  of MSDW  since the
                                        MSDW  Merger;  Director  and  Managing
                                        Director  of  MS&Co.  since  1979  and
                                        Chief  Financial   Officer  since  May
                                        1997;  Head of Investment  Banking for
                                        MS&Co.  from  1994  to  1996;  Head of
                                        Worldwide Corporate Finance for MS&Co.
                                        from 1992 to 1994.

Christine A. Edwards (45)               Executive Vice President,  Chief Legal
                                        Officer  and  Secretary  of MSDW since
                                        the  MSDW   Merger;   Executive   Vice
                                        President,    General    Counsel   and
                                        Secretary  of DWD  from  January  1991
                                        until  the  MSDW   Merger;   Director,
                                        Executive  Vice   President,   General
                                        Counsel  and  Secretary  of DWR  since
                                        January 1991; Director, Executive Vice
                                        President,    General    Counsel   and
                                        Secretary of NOVUS since January 1991;
                                        Director  of the  Company  since April
                                        1997,  General  Counsel of the Company
                                        since  1993  and   Secretary   of  the
                                        Company from its formation until 1997.

John H. Schaefer (46)                   Executive  Vice  President  and  Chief
                                        Strategic and  Administrative  Officer
                                        of  MSDW  since  June  1998;  Managing
                                        Director-Strategic     Planning    and
                                        Capital  Allocation  of MSDW  from the
                                        MSDW Merger until June 1998; Executive
                                        Vice   President   and   Director   of
                                        Corporate  Finance  of DWR  from  1991
                                        until the MSDW Merger.

         3. Set forth below are the name, age, business address, position with NOVUS Credit Services Inc., present principal occupation or employment and five-year employment history of each director and executive officer of NOVUS Credit Services Inc. Directors are indicated by asterisk. Each person listed below is a citizen of the United States. Unless otherwise indicated, the address of the following individuals is 2500 Lake Cook Road, Riverwoods, Illinois 60015. All officers serve at the pleasure of the Board of Directors of NOVUS Credit Services Inc.

                                               Present Principal Occupation or
                                               Employment/Material Positions
          Name (Age)                           Held During the Past Five Years
          ----------                           -------------------------------

Philip J. Purcell (54)*                 Chairman of the Board of Directors and
                                        Chief  Executive  Officer of NOVUS and
                                        DWR since 1986;  Chairman of the Board
                                        of  Directors   and  Chief   Executive
                                        Officer of MSDW since the MSDW Merger;
                                        Chairman of the Board of Directors and
                                        Chief  Executive  Officer  of DWD from
                                        August  1986  until  the MSDW  Merger;
                                        Trustee or Director  of  approximately
                                        87 registered investment companies for
                                        which  Advisors  serves as  investment
                                        manager   or    investment    adviser;
                                        Director  of  the  Company  since  its
                                        formation and Chairman of the Board of
                                        Directors  from its formation to April
                                        1997.

Thomas C. Schneider (61)*               Executive  Vice  President  and  Chief
                                        Financial  Officer of NOVUS since 1987
                                        and  Director  of  NOVUS  since  1986;
                                        Executive  Vice President and Director
                                        of MSDW since the MSDW  Merger;  Chief
                                        Strategic and  Administrative  Officer
                                        of MSDW  from the MSDW  Merger to June
                                        1998;  Executive  Vice  President  and
                                        Chief  Financial  Officer  of DWD from
                                        1987  to  May  1997;  Chief  Financial
                                        Officer of DWR since  1987,  Executive
                                        Vice  President  of DWR since 1984 and
                                        Director  of  DWR  since  1981;  Chief
                                        Financial  Officer and Director of the
                                        Company   since  its   formation   and
                                        Chairman  of the  Board  of  Directors
                                        since April 1997.

Robert L. Wieseneck (60)*               Director   of  NOVUS  since  1991  and
                                        Executive Vice President of NOVUS from
                                        December  1986 to April 1987 and since
                                        April 1988;  President  of SPS Payment
                                        since 1987 and Director of SPS Payment
                                        since 1988;  President and Director of
                                        HSB  since  1989;   President,   Chief
                                        Executive  Officer and Director of the
                                        Company since its formation.

Christine A. Edwards (45)*              Director,  Executive  Vice  President,
                                        General Counsel and Secretary of NOVUS
                                        since 1991;  Executive Vice President,
                                        Chief Legal  Officer and  Secretary of
                                        MSDW since the MSDW Merger;  Executive
                                        Vice  President,  General  Counsel and
                                        Secretary  of DWD  from  January  1991
                                        until  the  MSDW   Merger;   Director,
                                        Executive  Vice   President,   General
                                        Counsel  and  Secretary  of DWR  since
                                        January 1991;  Director of the Company
                                        since April 1997 and  General  Counsel
                                        of the Company  since 1993;  Secretary
                                        of  the  Company  from  its  formation
                                        until 1997.

Mitchell M. Merin (44)*                 Executive   Vice  President  of  NOVUS
                                        since 1994 and Director of NOVUS since
                                        1994;  President  and Chief  Executive
                                        Officer  of   Advisors   since   1997;
                                        Executive  Vice  President  and  Chief
                                        Administrative  Officer  of  DWD  from
                                        1994  until   1997;   Executive   Vice
                                        President  of DWR since 1990 and Chief
                                        Administrative  Officer  of DWR  since
                                        1994;  Director of the  Company  since
                                        1994.

Thomas R. Butler (55)*                  Executive  Vice President and Director
                                        of  NOVUS  since  1986;  President  of
                                        NOVUS  Services  from 1986  until 1990
                                        and  since  1995 and  Chief  Operating
                                        Officer  since  1995;  Executive  Vice
                                        President of DWD from 1993 until 1997;
                                        Director  of  the  Company  from  1992
                                        until 1997.

Nancy S. Donovan (46)*                  Director   of  NOVUS  since  1986  and
                                        Executive Vice  President  since 1989;
                                        President and Chief Operating  Officer
                                        of   NOVUS    Financial    Corporation
                                        (formerly    the   consumer    finance
                                        division of Sears  Consumer  Financial
                                        Corporation) since 1989; and Executive
                                        Vice  President of DWD from 1992 until
                                        1993.

William L. Hodges (50)*                 Director   of  NOVUS  since  1991  and
                                        Executive  Vice  President  from  1995
                                        until 1996;  Executive  Vice President
                                        of  NOVUS   Services  since  1994  and
                                        Senior Vice  President from 1988 until
                                        1994.

Robert E. Wood II (60)*                 Director   of  NOVUS  since  1987  and
                                        Senior  Executive  Vice President from
                                        1993  until   1994;   Executive   Vice
                                        President  of  NOVUS   Services  since
                                        1994;  Senior Executive Vice President
                                        and Chief  Administrative  Officer  of
                                        DWD from 1988 until 1994;  Director of
                                        the Company from 1992 until 1994.

B.J. Martin (64)*                       Director   of  NOVUS  since  1989  and
                                        Executive Vice  President  since 1991;
                                        Director  of  MountainWest  since 1991
                                        and Chairman of the Board of Directors
                                        of MountainWest from 1991 until 1998.

         4. Set forth below are the name, age, business address, position with Sail Acquisition, Inc., present principal occupation or employment and five-year employment history of each director and executive officer of Sail Acquisition, Inc. Directors are indicated by asterisk. Each person listed below is a citizen of the United States. Unless otherwise indicated, the address of the following individuals is 2500 Lake Cook Road, Riverwoods, Illinois 60015. All officers serve at the pleasure of the Board of Directors of Sail Acquisition, Inc.

                                              Present Principal Occupation or
                                              Employment/Material Positions
          Name (Age)                          Held During the Past Five Years
          ---------                           -------------------------------

Philip J. Purcell (54)*                 Chairman of the Board of Directors and
                                        President  of  Acquisition  since  its
                                        formation;  Chairman  of the  Board of
                                        Directors and Chief Executive  Officer
                                        of  MSDW   since   the  MSDW   Merger;
                                        Chairman of the Board of Directors and
                                        Chief  Executive  Officer  of DWD from
                                        August  1986  until  the MSDW  Merger;
                                        Chairman of the Board of Directors and
                                        Chief  Executive  Officer  of DWR  and
                                        NOVUS since 1986;  Trustee or Director
                                        of    approximately    87   registered
                                        investment    companies    for   which
                                        Advisors serves as investment  manager
                                        or investment adviser; Director of the
                                        Company   since  its   formation   and
                                        Chairman  of the  Board  of  Directors
                                        from its formation to April 1997.

Robert G. Scott (52)*                   Vice President, Treasurer and Director
                                        of  Acquisition  since its  formation;
                                        Executive  Vice  President  and  Chief
                                        Financial  Officer  of MSDW  since the
                                        MSDW  Merger;  Director  and  Managing
                                        Director  of  MS&Co.  since  1979  and
                                        Chief  Financial   Officer  since  May
                                        1997;  Head of Investment  Banking for
                                        MS&Co.  from  1994  to  1996;  Head of
                                        Worldwide Corporate Finance for MS&Co.
                                        from 1992 to 1994.

Christine A. Edwards (45)*              Vice President, Secretary and Director
                                        of  Acquisition  since its  formation;
                                        Executive Vice President,  Chief Legal
                                        Officer  and  Secretary  of MSDW since
                                        the  MSDW   Merger;   Executive   Vice
                                        President,    General    Counsel   and
                                        Secretary  of DWD  from  January  1991
                                        until  the  MSDW   Merger;   Director,
                                        Executive  Vice   President,   General
                                        Counsel  and  Secretary  of DWR  since
                                        January 1991; Director, Executive Vice
                                        President,    General    Counsel   and
                                        Secretary of NOVUS since January 1991;
                                        Director  of the  Company  since April
                                        1997,  General  Counsel of the Company
                                        since  1993  and   Secretary   of  the
                                        Company from its formation until 1997.

Thomas C. Schneider (61)*               Vice   President   and   Director   of
                                        Acquisition   since   its   formation;
                                        Executive  Vice President and Director
                                        and Executive  Vice  President of MSDW
                                        since the MSDW Merger; Chief Strategic
                                        and  Administrative  Officer  of  MSDW
                                        from the MSDW Merger  until June 1998;
                                        Executive  Vice  President  and  Chief
                                        Financial  Officer of DWD from 1987 to
                                        May 1997; Executive Vice President and
                                        Chief Financial Officer of NOVUS since
                                        1987 and Director of NOVUS since 1986;
                                        Chief  Financial  Officer of DWR since
                                        1987,  Executive Vice President of DWR
                                        since 1984 and  Director  of DWR since
                                        1981;  Chief  Financial   Officer  and
                                        Director  of  the  Company  since  its
                                        formation and Chairman of the Board of
                                        Directors since April 1997.

Michael J. Hartigan, Jr.                Vice President and Assistant Secretary
                                        of  Acquisition  since its  formation;
                                        Vice  President,   Associate   General
                                        Counsel and  Secretary of the Company,
                                        SPS  Payment  and  NOVUS  since  April

                                        1997;   Vice   President,    Assistant
                                        General    Counsel    and    Assistant
                                        Secretary of the Company,  SPS Payment
                                        and NOVUS from 1992 to April 1997.

                                    ANNEX V

                            COMMON STOCK PURCHASES

         The following chart contains certain information regarding purchases of shares of common stock by the Company from January 1, 1996 through and including the date of this Proxy Statement, including the number of shares purchased, total cost (in thousands and including expenses), average cost per share (including expenses) and ranges of purchase price.

                                                                 AVERAGE COST
                             SHARES            TOTAL COST          PER SHARE        PRICE RANGE
                           ----------        --------------      ------------       -----------
1996:

1st quarter                   7,101              $220              $30.98         $30.75 - $31.25

2nd quarter                     --                --                 --             --         --

3rd quarter                     --                --                 --             --         --

4th quarter                  17,420              $280              $16.07         $15.50 - $16.25

1997:

1st quarter                     --                --                 --             --         --

2nd quarter                     --                --                 --             --         --

3rd quarter                     --                --                 --             --         --

4th quarter                  19,000              $420              $22.11         $21.56 - $22.56

1998:

1st quarter                     --                --                 --             --         --

2nd quarter through
  June 30, 1998                 --                --                 --             --        --

                             [FRONT OF PROXY CARD]

                        SPS TRANSACTION SERVICES, INC.

         This Proxy is solicited on behalf of the Board of Directors of SPS Transaction Services, Inc.

         The undersigned hereby appoints ___________, ___________ and ___________, or any one of them, proxies with full power of substitution to vote at the Special Meeting of Stockholders of SPS Transaction Services, Inc. to be held on ____________ __, 1998, and any adjournments or postponements thereof, as follows:

     (1) Proposal to approve the sale by the Company of substantially all of its assets, consisting of all the issued and outstanding capital stock of the Company's two subsidiaries, SPS Payment Systems, Inc. and Hurley State Bank, to Associates First Capital Corporation, a Delaware corporation ("Associates") for a purchase price of $895,696,661 in cash, upon the terms and subject to the conditions set forth in the Purchase Agreement, dated April 18, 1998 (the "Purchase Agreement"), between the Company and Associates.

                           FOR              AGAINST           ABSTAIN

     (2) Proposal to adopt the Agreement and Plan of Merger, dated as of June 15, 1998 (the "Merger Agreement"), between the Company and Sail Acquisition, Inc., a Delaware corporation ("Acquisition") and a wholly owned subsidiary of NOVUS Credit Services Inc., a Delaware corporation ("NOVUS"), pursuant to which Acquisition will be merged with and into the Company (the "Merger"), with the Company being the surviving corporation. In the Merger, each share of the Company's common stock, par value $0.01 per share (the "Common Stock"), outstanding at the effective time of the Merger (other than Common Stock held by NOVUS or any stockholders who perfect their statutory appraisal rights under Delaware law), will be converted into the right to receive $32.02 in cash, without interest thereon.

                           FOR              AGAINST           ABSTAIN

      (3) In the discretion of the proxy holder, upon all matters presented at the Special Meeting but which were not known to the Board of Directors at a reasonable time before the solicitation of this proxy and upon such other business as may properly come before the Special Meeting, including any adjournments or postponements thereof.

                           FOR              AGAINST           ABSTAIN

         When properly executed, this Proxy will be voted in the manner directed above. If no direction is made, it will be voted FOR proposals (1), (2) and (3) above.

                            [REVERSE OF PROXY CARD]

     The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement (with all enclosures and attachments) dated ___________ __, 1998. The undersigned ratifies all that the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

                                    DATED    _________ __, 1998

                                    _________________________________
                                    Signature


                                    _________________________________
                                    Signature if held jointly

                                    Please  sign this  proxy  exactly  as your
                                    name(s)  appears  below.  If the  stock is
                                    registered  in the  names  of two or  more
                                    persons,   each  must   sign.   Executors,
                                    administrators,    trustees,    guardians,
                                    attorneys and corporate officers should add their titles.

IMPORTANT: PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                                                  Exhibit (d)(2)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-Q

   [X] Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 For the quarterly period ended March 31, 1998

   [ ] Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Commission file Number 1-10993

                         SPS TRANSACTION SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

              Delaware                                         36-3798295
       (State of incorporation)                            (I.R.S. Employer
                                                          Identification No.)

    2500 Lake Cook Road, Riverwoods, IL                           60015
  (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code:   (847) 405-3400

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

As of April 30, 1998, the Registrant had 27,279,469 shares of common stock, $0.01 par value, outstanding.


PART 1 - FINANCIAL INFORMATION

Item 1.  Financial Statements

SPS TRANSACTION SERVICES, INC.

CONSOLIDATED BALANCE SHEETS

-------------------------------------------------------------------------------
(In thousands, except share data)

                                                     March 31,     December 31,
                                                       1998            1997
                                                   ------------    ------------
                                                    (Unaudited)

ASSETS:

  Cash and due from banks                            $   15,384     $   14,730
  Investments held to maturity - at amortized cost       36,896         36,617
  Credit card loans                                   1,169,727      1,295,787
  Allowance for loan losses                             (74,822)       (79,726)
                                                     ----------     ----------
    Credit card loans, net                            1,094,905      1,216,061
  Accrued interest receivable                            14,221         21,847
  Accounts receivable                                    25,666         29,349
  Due from affiliated companies                          16,561          9,921
  Amounts due from asset securitizations                 97,715         93,260
  Premises and equipment, net                            31,951         32,895
  Deferred income taxes                                  41,603         43,059
  Prepaid expenses and other assets                      14,851         14,664
                                                     ----------     ----------
TOTAL ASSETS                                         $1,389,753     $1,512,403
                                                     ==========     ==========
LIABILITIES:
  Deposits:

    Noninterest-bearing                              $    4,513    $     6,206
    Interest-bearing                                    540,195        504,088
                                                     ----------     ----------
  Total deposits                                        544,708        510,294
  Accounts payable, accrued expenses and other           78,215         80,283
  Income taxes payable                                   18,215         19,725
  Due to affiliated companies                           474,539        639,066
                                                     ----------     ----------
    Total liabilities                                 1,115,677      1,249,368
                                                     ----------     ----------
STOCKHOLDERS' EQUITY:

  Preferred stock, $1.00 par value, 100,000
    shares authorized; none issued or outstanding
  Common stock,  $.01 par value,  40,000,000 and
    40,000,000  shares  authorized; 27,305,021 and
    27,276,269  shares issued;  27,277,357 and
    27,206,883  shares outstanding at March 31,
    1998 and December 31, 1997, respectively                273            273
  Capital in excess of par value                         81,792         81,586
  Retained earnings                                     192,680        182,845
  Common stock held in treasury, at cost, $.01
    par value, 27,644 and 69,386 shares at March
    31, 1998 and December 31, 1997, respectively           (611)        (1,662)
  Stock compensation related adjustments                    (58)            (7)
                                                     ----------     ----------
    Total stockholders' equity                          274,076        263,035
                                                     ----------     ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $1,389,753     $1,512,403
                                                     ==========     ==========

See notes to unaudited consolidated financial statements.



SPS TRANSACTION SERVICES, INC.

CONSOLIDATED STATEMENTS OF INCOME

-------------------------------------------------------------------------------
(In thousands, except per share data)



                                                           Three Months Ended
                                                                March 31,
                                                           -------------------

                                                             1998       1997
                                                           --------   --------
                                                               (Unaudited)

Processing and service revenues                            $ 68,142   $ 75,309
Merchant discount revenue                                     2,966      3,138
                                                           --------   --------
                                                             71,108     78,447

Interest revenue                                             55,206     64,076
Interest expense                                             17,039     20,382
                                                           --------   --------
  Net interest income                                        38,167     43,694
Provision for loan losses                                    27,011     31,711
                                                           --------   --------
  Net credit income                                          11,156     11,983
                                                           --------   --------
Net operating revenues                                       82,264     90,430
Salaries and employee benefits                               28,187     29,523
Processing and service expenses                              22,391     28,327
Other expenses                                               16,026     20,541
                                                           --------   --------
  Total operating expenses                                   66,604     78,391
                                                           --------   --------

Income before income taxes                                   15,660     12,039
Income tax expense                                            5,763      4,648
                                                           --------   --------
Net income                                                 $  9,897   $  7,391
                                                           ========   ========
Basic earnings per common share                            $   0.36   $   0.27

Diluted earnings per common share                          $   0.36   $   0.27

Basic weighted average common
  shares outstanding                                         27,249     27,197

Diluted weighted average common
  shares outstanding                                         27,465     27,367


See notes to unaudited consolidated financial statements.





SPS TRANSACTION SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
-------------------------------------------------------------------------------
(In thousands)


                                                          Three Months Ended
                                                               March 31,

                                                         ----------------------
                                                           1998          1997
                                                         --------     ---------
                                                              (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income                                             $  9,897     $  7,391
  Adjustments to reconcile net income to
  net cash flows from operating activities:

    Depreciation and amortization                           2,925        3,294
    Provision for loan losses                              27,011       31,711
    Compensation payable in common stock                      818           --
    Deferred income taxes                                   1,456          994
  (Increase) decrease in operating assets:

    Amounts due from affiliated companies                  (6,640)       5,933
    Accrued interest receivable and accounts receivable    11,309        8,704
    Amounts due from asset securitizations                 (4,455)          --
    Prepaid expenses and other assets                        (526)         677
  Increase (decrease) in operating liabilities:

    Accounts payable, accrued expenses and other           (1,157)       1,584
    Income taxes payable                                   (1,510)      (5,579)
    Amounts due to affiliated companies                     3,778        2,743
                                                         --------     --------
    Net cash from operating activities                     42,906       57,452
                                                         --------     --------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Investments held to maturity - purchases                (37,279)     (56,084)
  Investments held to maturity - maturities                37,000       42,000
  Net principal collected on credit card loans             92,678      101,905
  Purchases of premises and equipment, net                   (936)      (2,519)
                                                         --------     --------
    Net cash from investing activities                     91,463       85,302
                                                         --------     --------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Net decrease in noninterest-bearing deposits             (1,693)      (4,659)
  Net increase in interest-bearing deposits                36,107       19,765
  Net decrease in due to affiliated companies            (168,305)    (153,584)
  Proceeds from exercise of stock options                     176            1
  Purchase of treasury stock, at cost                          --           70
                                                         --------     --------
    Net cash from financing activities                   (133,715)    (138,407)
                                                         --------     --------

Increase in cash and due from banks                           654        4,347
Cash and due from banks, beginning of period               14,730       15,205
                                                         --------     --------
Cash and due from banks, end of period                   $ 15,384     $ 19,552
                                                         ========     ========


See notes to unaudited consolidated financial statements.



SPS TRANSACTION SERVICES, INC.
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
THREE MONTH PERIOD ENDED MARCH 31, 1998 AND 1997
-------------------------------------------------------------------------------

A.  ORGANIZATION AND BASIS OF PRESENTATION

  The consolidated financial statements include the accounts of SPS Transaction Services, Inc. (the "Company") and its subsidiaries. The Company is a 73.3% majority owned subsidiary of NOVUS Credit Services Inc., which in turn is a wholly owned, direct subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

  The Company provides a range of technology outsourcing services including the processing of credit and debit card transactions, consumer private label credit card programs, commercial account processing services, and call center customer service activities in the United States. SPS Payment Systems, Inc. ("SPS"), a wholly owned subsidiary of the Company, is incorporated in the State of Delaware. Hurley State Bank ("HSB"), a wholly owned subsidiary of the Company, is chartered as a bank by the State of South Dakota and is insured by the Federal Deposit Insurance Corporation.

  The Consolidated Balance Sheet as of March 31, 1998, and the Consolidated Statements of Income for the three months ended March 31, 1998 and 1997, and the Consolidated Statements of Cash Flows for the three months ended March 31, 1998 and 1997 are unaudited; however, in the opinion of management, all adjustments, consisting only of normal recurring accruals necessary for fair presentation, have been reflected. All material intercompany balances and transactions have been eliminated. Certain reclassifications have been made to prior year amounts to conform to current presentation.

  The consolidated financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions regarding credit card loan loss levels, the potential outcome of litigation and other matters that affect the financial statements and related disclosures. Management believes that the estimates utilized in the preparation of the consolidated financial statements are prudent and reasonable. Actual results could differ from these estimates.

  The consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's 1997 Annual Report to Stockholders and Annual Report on Form 10-K. The results of operations for the interim periods should not be considered indicative of results to be expected for the full year.

B.        EARNINGS PER SHARE

   As of December 31, 1997 the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". SFAS No. 128 maintains the current earning per share ("EPS") category of net income per common share with "basic" EPS, which similarly reflects no dilution from common stock equivalents, and requires "diluted" EPS which reflects dilution from common stock equivalents based on the average price per share of the Company's common stock during the period. The EPS amounts of prior periods have been restated in accordance with SFAS No. 128. The adoption of SFAS No. 128 has not had a material effect on the Company's EPS calculations.

  The calculations of basic and diluted earnings per common share are based on the weighted average number of common shares outstanding for basic earnings per share and the total weighted average number of common shares and share equivalents outstanding for diluted earnings per share. The difference between basic and diluted earnings per share for the three months ended March 31, 1998, and 1997, is the result of including weighted common share equivalents totaling 215,865 and 169,845, respectively, in the computation of diluted earnings per share.

C.  OTHER ACCOUNTING PRONOUNCEMENTS

  As of January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which establishes standards for the reporting and presentation of comprehensive income. SFAS No. 130 did not have any effect on the Company's financial statements for the periods presented as net income represents total comprehensive income.

  In June 1997, the Financial Accounting Standards Board issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement establishes standards for the disclosure requirements related to segments. SFAS No. 131 is effective for fiscal years beginning after December 15, 1997, and interim reporting is not required until interim periods beginning after initial year of application.

  As of January 1, 1998, the Company adopted Statement of Position ("SOP") 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires the capitalization of certain costs related to the development or purchase of internal-use computer software. The adoption of SOP 98-1 was not material to the Company's consolidated financial position or results of operations.

D.  ALLOWANCE FOR LOAN LOSSES

  The changes in the allowance for loan losses were as follows:


                                                            Three Months Ended
                                                                 March 31,
                                                            ------------------
                                                              (In Thousands)
                                                              1998       1997
                                                            -------    -------

Balance, beginning of period                               $ 79,726    $88,397
Additions:
  Provision for loan losses                                  27,011     31,711
Deductions:
  Charge-offs                                               (38,091)   (41,361)
  Less: recoveries                                            6,176      5,647
                                                            -------    -------
  Net charge-offs                                           (31,915)   (35,714)
                                                            -------    -------
Balance, end of period                                      $74,822    $84,394
                                                            =======    =======

  At March 31, 1998, there were $61.9 million in loans past due 30 days through 89 days, and $49.2 million in loans past due 90 days through 179 days.

  Credit card loans sold through asset securitization transactions and serviced by the Company totaled $580.0 million at March 31, 1998 and 1997.

E. SUBSEQUENT EVENT

  On April 18, 1998, the Company and Associates First Capital Corporation ("The Associates") entered into a stock purchase agreement (the "Purchase Agreement") pursuant to which the Company has agreed to sell and The Associates has agreed to acquire substantially all of the assets of the Company, consisting of all of the capital stock of the Company's two wholly-owned operating subsidiaries - SPS Payment Systems, Inc. and Hurley State Bank, for a price of approximately $896 million in cash, upon the terms and subject to the conditions of the Purchase Agreement, including certain regulatory approvals and approval by the Company's stockholders. The Associates has also agreed to fund the repayment of all intercompany indebtedness of SPS Payment Systems, Inc. and Hurley State Bank, and their subsidiaries, owing to the Company or its affiliates.

  The per share price that will be distributed to the Company's public stockholders, which will be approximately $32, will be greater than the per share price to be received by MSDW, since MSDW will assume certain liabilities and obligations incurred by the Company in connection with the sale. The distribution of the purchase price to the Company's public stockholders will be effected pursuant to a merger of the Company with an indirect subsidiary of MSDW as soon as practical after the closing of the sale of assets. The per share amount to be received by the public stockholders will be set forth in the Company's proxy statement that will be mailed to stockholders in connection with a special stockholders meeting to vote upon the sale and the merger. Holders of options to purchase Company common stock who have not previously exercised their options will receive in the merger an amount of cash per share underlying such option equal to the amount, if any, by which the per share purchase price paid in the merger to public stockholders of Company stock exceeds the exercise price of the options.

   NOVUS Credit Services Inc., a subsidiary of MSDW that owns approximately 73.3 percent of all the Company's outstanding stock ("NOVUS"), has entered into a voting agreement with The Associates pursuant to which NOVUS has agreed to vote all shares of the Company owned by it in favor of the transactions contemplated by the Purchase Agreement. The voting agreement is terminable upon the earliest to occur of (i) the prior termination of the Purchase Agreement, (ii) the consummation of the sale transaction contemplated by the Purchase Agreement and
(iii) January 18, 1999. Unless the Voting Agreement is terminated in accordance with its terms, NOVUS's obligation to vote in favor of the transactions contemplated by the Purchase Agreement is unconditional and absolute. The sale is expected to be completed during the third quarter of 1998.

Item 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

RECENT DEVELOPMENTS

  On April 18, 1998, the Company and The Associates entered into the Purchase Agreement pursuant to which the Company has agreed to sell and The Associates has agreed to acquire substantially all of the assets of the Company, consisting of all of the capital stock of the Company's two wholly-owned operating subsidiaries - SPS Payment Systems, Inc. and Hurley State Bank, for a price of approximately $896 million in cash, upon the terms and subject to the conditions of the Purchase Agreement, including certain regulatory approvals and approval by the Company's stockholders. The Associates has also agreed to fund the repayment of all intercompany indebtedness of SPS Payment Systems, Inc. and Hurley State Bank, and their subsidiaries, owing to the Company or its affiliates.

RESULTS OF OPERATIONS

  The Company's net operating revenues consist of processing and service revenues, merchant discount revenue and net credit income, which are derived as a result of its four principal business services: TeleServices, Network Transaction Services, Commercial Accounts Processing and Consumer Credit Card

Services.

  Processing and service revenues consist of four components (as described below): Transaction processing services, Managed programs, HSB programs and Servicing fees on securitized loans.

  Transaction processing services include revenues received as a result of TeleServices call center processing and Network Transaction Services such as electronic transaction processing, the sale and servicing of point-of-sale terminals, and a System Access Agreement with NOVUS Services, Inc., an affiliated company. Revenues from TeleServices typically are based upon the length of service minutes and type of customer contacts processed through activities such as technical help-desk inquiries, customer billing inquiries and catalog order processing. Revenues from electronic transaction processing typically are based on the number of electronic point-of-sale transactions processed rather than the dollar transaction amount.

  Managed programs includes revenues received as a result of Commercial Accounts Processing and those Consumer Credit Card Services which the Company administers, but for which it does not act as the card issuer or own the credit card loans. Managed program revenues are derived from fees based on the volume of the services provided and on services provided in the administration of credit life insurance programs.

  HSB programs primarily consist of late fee revenue assessed on those Consumer Credit Card Services accounts for which the Company issues the credit card on behalf of the client and owns the credit card loans that are generated through the use of the card.

  Servicing fees on securitized loans are revenues derived from credit card loans that have been sold to investors through asset securitizations. Such revenues are the result of the fees earned for servicing the underlying credit card accounts. Loan securitizations have the effect of converting portions of net credit income, merchant discount revenue and credit card fees to a component of processing and service revenues for the credit card accounts that are securitized.

  Merchant discount revenue is derived from the Company's owned Consumer Credit Card Services, portions of which are deferred and accreted to interest revenue. Generally, credit card sales are subject to a discount charged to the merchant based upon contractual percentages. This percentage varies by portfolio and by the type of credit plan offered.

  Interest revenue represents finance charges derived from owned Consumer Credit Card Services, investment interest and the accretion of certain deferred merchant discount revenue. Net credit income is calculated by subtracting interest expense and the provision for loan losses from interest revenue.

  The following table presents, for the periods indicated, the percentage relationship that certain statement of income items bear to net operating revenues and the period-to-period percentage dollar increase or decrease in each item.



                                                          Three Months Ended
                                                                March 31,

                                                            Period-to-Period

                                                          --------------------
                                                           1998   1997  Change

                                                          ------ ------ ------
NET OPERATING REVENUES:

  Processing and service revenues                          82.8%  83.3%  (9.5)%
  Merchant discount revenue                                 3.6    3.4   (5.5)
  Net credit income                                        13.6   13.3   (6.9)
                                                          -----  -----  -----
                                                          100.0  100.0   (9.0)
OPERATING EXPENSES:

  Salaries and employee benefits                           34.3   32.7   (4.5)
  Processing and service expenses                          27.2   31.3  (21.0)
  Other expenses                                           19.5   22.7  (22.0)
                                                          -----  -----  -----
                                                           81.0   86.7  (15.0)
  Income before income taxes                               19.0   13.3   30.1
  Income tax expense                                        7.0    5.1   24.0
                                                          -----  -----  -----

  Net income                                               12.0%   8.2%  33.9 %
                                                          =====  =====  =====

  Net income for the three months ended March 31, 1998 was $9.9 million, an increase of $2.5 million, or 33.9%, over the same period a year ago. Both basic and diluted earnings per common share were $0.36 for the three month period, compared to $0.27 in the prior year's first quarter.

  Net operating revenues for the first quarter of 1998 declined to $82.3 million, a decrease of 9% over the same period last year. The decrease in net operating revenues resulted primarily from a decrease in processing and service revenues and net interest income and was partially offset by a decrease in provision for loan losses expense.

  Processing and service revenues decreased 9.5% to $68.1 million for the three months ended March 31, 1998, as compared to $75.3 million for the same period last year. Processing and service revenues, representing 82.8% and 83.3% of net operating revenues for the three months ended March 31, 1998 and 1997, respectively, consisted of the following:


                                                             Three Months Ended
                                                                  March 31,
                                                             ------------------
                                                                (In Thousands)
                                                               1998       1997
                                                             -------    -------
                                                                 (Unaudited)

  Transaction processing services                            $22,254    $24,462
  Managed programs                                            22,765     23,395
  HSB programs                                                11,109     14,019
  Servicing fees on securitized loans                         12,014     13,433
                                                             -------    -------
                                                             $68,142    $75,309

                                                             =======    =======

SUPPLEMENTAL INFORMATION

Components of servicing fees on securitized loans:


                                                            Three Months Ended
                                                                 March 31,
                                                            -------------------
                                                               (In Thousands)
                                                               1998       1997
                                                            --------   --------
                                                                 (Unaudited)

  Processing and service revenues                           $ 3,455    $ 4,529
  Merchant discount revenue                                   1,103      1,121
  Interest revenue                                           27,692     28,071
  Interest expense                                           (8,316)    (8,154)
  Provision for loan losses                                 (11,920)   (12,134)
                                                            -------    -------
  Servicing fees on securitized
    loans                                                   $12,014    $13,433
                                                            =======    =======

  The decrease in revenues from transaction processing services resulted primarily from a lower volume of TeleServices minutes processed and decreased revenues from the sale and servicing of point-of-sale terminals, partially offset by increased revenues associated with the higher volume of Network Transaction Services point-of-sale transactions processed. The number of TeleServices service minutes processed totaled 12.4 million, down 27% from 17.0 million. For the three months ended March 31, 1998, the number of point-of-sale transactions processed totaled 113.7 million, up 12% from 101.9 million in the same period in 1997.

  The decrease in revenues from Managed programs resulted primarily from a decrease in credit life insurance program revenues attributable to the decline in credit card loans outstanding and a lower number of cardholders enrolled in the program, partially offset by an increase in the volume of Commercial Account Processing.

  The decrease in revenues from HSB programs was due to a decrease in late fee revenue resulting from a lower number of delinquent accounts. The decrease in delinquent accounts was attributable to the paydown of certain portfolios and the Company's portfolio improvement programs, designed to limit the Company's exposure to higher risk accounts. The Company had 2.9 million active consumer private label accounts, both owned and managed, at March 31, 1998, compared with
3.2 million accounts at March 31, 1997. Active commercial accounts grew 5.5% to 1,003,000 at March 31, 1998, compared to 951,000 at March 31, 1997.

   The decrease in servicing fees on securitized loans was due primarily to lower late fee revenue on securitized loans.

  Merchant discount revenue decreased 5.5% to $3.0 million for the three months ended March 31, 1998, as compared to $3.1 million for the same period last year. The decrease in merchant discount revenue resulted from decreased sales activity related to the decline in credit card loans. As of March 31, 1998, $3.5 million of merchant discount revenue has been deferred which will be amortized and recognized as interest income over the life of the promotional payment plans. Merchant discount revenue was 3.6% and 3.4% of net operating revenues for the three months ended March 31, 1998 and 1997, respectively.

  For the three months ended March 31, 1998, net credit income decreased 6.9% from the same period a year ago to $11.2 million as a result of lower net interest income partially offset by a decrease in the provision for loan losses. The decrease in interest revenue resulted primarily from the decrease in credit card receivables and the accretion of $3.3 million of deferred merchant discount revenue into interest income during the first quarter of 1998 related to interest-deferred promotional payment plans as compared to $5.7 million in the first quarter of 1997. The decrease in interest revenue was partially offset by a higher yield on credit card loans. The decrease in interest expense was due to a decrease in average borrowings associated with the decline in credit card loans, partially offset by a 41 basis point increase in average interest rates on borrowings. The decrease in the provision for loan losses is primarily attributable to a decrease in the amount of net charge-offs due in part to a decline in the amount of credit card loans outstanding.

  The decline in credit card loans outstanding is related to certain portfolios that are in paydown, such as the Incredible Universe and McDuff portfolios, which were affected by Tandy Corporation's decision to close its Incredible Universe and McDuff stores beginning in the first quarter of 1997, and to the Company's portfolio improvement programs designed to limit the Company's exposure to higher risk accounts. Net charge-offs as a percentage of average credit card loans on an owned basis increased to 10.33% in the first quarter of 1998 from 9.09% in the first quarter of 1997, however, the Company did experience a decline in delinquency rates from December 31, 1997 to March 31, 1998. The Company expects to experience a higher net charge-off rate for 1998 as compared to 1997. In addition, the Company's lower average credit card loans outstanding in the first quarter of 1998 compared to the same period in 1997 also contributed to the increased charge-off percentage. In 1997, the Company intensified its measures to reduce future charge-offs and continues to implement measures designed to improve the credit quality of both new and existing credit card accounts. The Company's expectations about future charge-off rates and credit quality are subject to uncertainties that could cause actual results to differ materially from what has been described above.

  Factors that influence the level and direction of credit card loan delinquencies and charge-offs include changes in consumer spending and payment behaviors, bankruptcy trends, the seasoning of the Company's loan portfolio, interest rate movements and their impact on consumer behavior, and the rate and magnitude of changes in the Company's credit card loan portfolio, including the overall mix of accounts, products and loan balances within the portfolio.

  For the three months ended March 31, 1998, total operating expenses of $66.6 million represented a decrease of 15.0% over the same period last year. Total operating expenses as a percentage of net operating revenues decreased to 81.0% for the three months ended March 31, 1998, as compared to 86.7% for the same period a year ago.

  For the three months ended March 31, 1998, salaries and employee benefits totaled $28.2 million, a decrease of 4.5% from $29.5 million from the same period a year ago. The Company had approximately 638 fewer full-time equivalent employees at March 31, 1998 compared to March 31, 1997, reflective of reduced staffing levels in the Company's TeleServices and Consumer Credit Card Services businesses.

  Processing and service expenses include data processing, communications and account processing expenses, which are influenced, in part, by changes in transaction volume. For the three months ended March 31, 1998, such expenses declined to $22.4 million, or 21.0% on a period-to-period basis. The decrease in processing and service expenses resulted from decreased credit life insurance expense and expenses associated with a lower volume of TeleServices and Consumer Credit Card Services. Processing and service expenses as a percentage of net operating revenues decreased to 27.2% for the three months ended March 31, 1998, as compared to 31.3% for the comparable prior year period.

  Other expenses include expenses relating to business development, merchant marketing, occupancy, advertising and promotion, cost of terminals sold, credit card fraud and other miscellaneous employee and administrative expenses. For the three months ended March 31, 1998 and 1997, other expenses totaled $16.0 million and $20.5 million, respectively. The decrease in other expenses of 22.0% resulted from decreased fraud losses, collection agency fees and merchant marketing incentives, partially offset by increased credit marketing expense. Other expenses were 19.5% and 22.7% of net operating revenues for the three months ended March 31, 1998 and 1997, respectively.

The table below presents certain information regarding the Company's credit card loan net charge-offs, allowance for loan losses, and delinquency information with supplemental total loan information regarding the Company's credit card loan portfolio as of and for the year-to-date periods.


                                March 31, 1998         March 31, 1997           December 31, 1997
                            ----------------------------------------------------------------------
                                             Total                  Total                    Total
                                 Owned       Loans*     Owned       Loans*      Owned        Loans*

                                 -----       -----      -----       -----       -----        -----
(Dollars in Thousands)               (Unaudited)           (Unaudited)

Average credit card loans   $1,252,475  $1,832,475  $1,593,771  $2,173,771  $1,390,998  $1,970,998
Period-end credit card
loans                       $1,169,727  $1,749,727  $1,498,421  $2,078,421  $1,295,787  $1,875,787

Net charge-offs as a % of

average credit card loans        10.33%       9.70%       9.09%       8.93%       9.42%      9.16%

Allowance for loan losses as a
% of period-end credit card

loans                             6.40%       5.57%       5.63%       5.15%       6.15%      5.46%

Accruing loans contractually
past due as to principal and

interest payments              $61,865     $86,678     $74,948     $97,939     $74,085   $100,413
  30-89 days                      5.29%       4.95%       4.95%       4.71%       5.72%      5.35%
                               $49,157     $67,464     $56,778     $74,190     $60,360   $ 79,433
  90-179 days                     4.20%       3.86%       3.79%       3.61%       4.66%      4.23%

* Total loans represents both owned and securitized credit card loans.


LIQUIDITY AND CAPITAL RESOURCES

  Funding and Capital Policies:

  Through its liquidity policies, the Company seeks to ensure access to cost effective funding in all business environments. This objective is accomplished through diversification of funding sources, extension of funding terms and staggering of liability maturities.

  The Company's capital policies seek to maintain a strong balance sheet consistent with the Company's business risks as well as regulatory requirements. The Company's subsidiary bank, HSB, targets the maintenance of capital levels considered for regulatory purposes to be "well-capitalized" as defined by the FDIC Improvement Act of 1991.

  The Company's interest rate risk policies are designed to reduce the potential volatility of earnings that arises from changes in interest rates. This is accomplished primarily through matched financing, where possible, which entails matching the repricing schedules of credit card loans and the related financing.

  Principal Sources of Funding:

  The Company finances its operations from three principal sources: deposit-taking activities utilizing certificates of deposit ("CDs")in denominations of $100,000 or more; securitizations of credit card loans; and borrowings from MSDW.

  HSB administers a CD program through which CDs are issued to investors under two programs - an institutional CD program and a retail CD program. CDs under the institutional CD program are issued directly by HSB to the investor and generally have a maturity of one to 12 months. CDs under the retail CD program are issued to investors through Dean Witter Reynolds Inc., a subsidiary of

MSDW, and generally have a maturity of two to 10 years. As of March 31, 1998, CDs outstanding were $540.2 million, of which institutional CDs represented $265.3 million and retail CDs represented $274.9 million.

  HSB maintains a loan securitization program with Barton Capital Corporation ("BCC"), and at March 31, 1998, outstanding loans under such program were $300.0 million. HSB also maintains a loan securitization program with Receivables Capital Corporation ("RCC"), and at March 31, 1998, outstanding loans under such program were $280.0 million. At March 31, 1998, $580.0 million or 33.1% of the HSB program loans had been sold through loan securitizations.

  The BCC loan securitization program, which had been scheduled to expire in April 1998, has been amended; it now is scheduled to expire on April 15, 1999. The RCC loan securitization program is scheduled to expire in October 1998. The amended and restated agreements with BCC and RCC include the elimination of the MSDW guarantee (which provided credit support in the transaction) and its replacement with a funded cash collateral account recorded on the consolidated balance sheets as "amounts due from asset securitizations." The Company expects to renew or replace these facilities on or prior to their expiration dates. If these programs are not extended on or prior to their expiration dates, collections allocable to BCC and RCC under the programs will be paid to BCC or to RCC, as applicable, and the interests of BCC and of RCC in the applicable securitization pool will gradually decline to zero. Any receivables originated after a program's expiration date would remain on the Company's consolidated balance sheet.

  The Company has an Amended and Restated Borrowing Agreement (as amended, the "Borrowing Agreement") and a facility fee letter agreement (as amended, the "Facility Fee Agreement")(collectively, the "Financing Agreements"), with MSDW, pursuant to which MSDW has agreed to provide financing to the Company. MSDW and the Company have extended the term of the Borrowing Agreement to November 20, 1998 and have reduced the maximum amount available under the Borrowing Agreement to $1.1 billion from $1.2 billion. At April 30, 1998, the Company had $399.2 million outstanding under the Borrowing Agreement. Under the Facility Fee Agreement, the Company pays certain monthly facility fees in connection with its financing arrangements with MSDW.

  The Company expects to renew or replace the Financing Agreements prior to the expiration dates of such Financing Agreements. The Company is continuing to evaluate alternative sources of financing to replace all or a portion of its financing arrangements with MSDW. If the Company were unable to reach a satisfactory agreement with MSDW for the renewal or the replacement of the Financing Agreements, the Company believes it would be able to meet its financial requirements over the next twelve months from other sources.

  The Company currently has no material commitments requiring capital expenditures. The Company has not paid any dividends on its Common Stock and anticipates retaining future operating cash flows for the foreseeable future to finance growth and business expansion rather than to pay dividends to its stockholders. Any future determination as to the payment of dividends will depend upon results of operations, capital requirements, financial condition of the Company and such other factors as the Board of Directors of the Company at its discretion shall determine. Periodically, SPS and HSB have paid dividends to the Company. The amount of dividends that can be paid to the Company by HSB is restricted by applicable banking regulations.

  Cash flows from operating activities resulted in net proceeds of cash of $42.9 million and $57.5 million for the three months ended March 31, 1998 and 1997, respectively.

  Cash flows from investing activities primarily consist of the growth/decline in credit card programs, the acquisition of new private label credit card portfolios, the sale of credit card loans through securitizations and short-term investments. Such investing activities resulted in net proceeds of cash of $91.5 million and $85.3 million for the three months ended March 31, 1998 and 1997, respectively. The net principal collected on credit card loans, representing the difference between payments received from cardholders and sales made using the cards, provided cash of $92.7 million and $101.9 million for the three months ended March 31, 1998 and 1997, respectively.

  Cash flows from financing activities primarily consist of borrowings and deposits. Such financing activities resulted in net uses of cash of $133.7 million and $138.4 million for the three months ended March 31, 1998 and 1997, respectively. Amounts due to affiliated companies resulted in net uses of cash of $168.3 million and $153.6 million for the three months ended March 31, 1998 and 1997, respectively, partially offset by interest-bearing deposits which resulted in net proceeds of cash of $36.1 million and $19.8 million for the three months ended March 31, 1998 and 1997, respectively. At March 31, 1998 and 1997, the Company had cash equivalents of $15.4 million and $19.6 million, respectively.

INTEREST RATE RISK

  The Company's matched financing strategy targets the funding of variable rate credit card loans that are primarily indexed to the prime rate with floating rate financing that is primarily indexed to commercial paper rates and the federal funds rate. The Company generally retains basis risk between the prime rate and commercial paper/federal funds rates on variable rate credit card loans. Fixed rate credit card loans are generally funded with fixed rate financing (financing with an initial term of one year or greater).

  The Company also funds fixed rate credit card loans with floating rate financing by utilizing interest rate swaps, cost of funds agreements and interest rate caps to adjust the repricing characteristics of its financing to fixed rate financing. Under interest rate swaps and cost of funds agreements, the Company effectively exchanges the interest payments on its financing with those of a counterparty. Interest rate cap agreements effectively establish a maximum interest rate on certain of the Company's floating rate borrowings. Interest rate swap agreements are entered into with an affiliate. Interest rate cap agreements are entered into with institutions that are established dealers in these instruments and that maintain certain minimum credit criteria established by the Company. Costs of funds agreements are entered into as part of agreements pursuant to which the Company both owns the credit card loan portfolio and provides private label credit card processing services to certain of its credit card merchant clients.

  To reduce the volatility of interest expense from changes in interest rates, the Company had outstanding interest rate swaps and cost of funds agreements with notional amounts of $426.7 million and $460.8 million at March 31, 1998 and 1997, respectively.

  At March 31, 1998, the Company had no interest rate cap agreements. At March 31, 1997, the Company had outstanding interest rate cap agreements with notional amounts of $10.0 million.

  At March 31, 1998 and 1997, the Company's interest rate swap agreements had maturities ranging from July 1998 to December 2000, and from October 1997 to December 2000, respectively.

YEAR 2000 COMPLIANCE

  Many of the world's computer systems and applications currently record years in a two-digit format with the century assumed to be 1900. Consequently, they will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions (the "Year 2000" issue).

  The Company has established a Year 2000 Project Team to develop and manage a company-wide compliance process. Based upon current information, the Company estimates that company-wide Year 2000 expenditures for 1998 through 1999 will be approximately $12 million. Costs relating to this project are being expensed by the Company during the period in which they are incurred. The Company's expectations about future costs associated with the Year 2000 issue are subject to uncertainties that could cause actual results to differ materially from what has been discussed above(see "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997).

PART II - OTHER INFORMATION

Item 1.  Legal Proceedings.

  In the normal course of business, the Company is involved in routine litigation incidental to the business. The consequences of these matters are not presently determinable; however, in the opinion of management after consultation with counsel, the ultimate liability, if any, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

Item 2.  Changes in Securities.- None.

Item 3.  Defaults Upon Senior Securities.- None

Item 4.  Submission of Matters to a Vote of Security Holders.- None.

Item 5.  Other Information.- None.

Item 6.  Exhibits and Reports on Form 8-K.

(a) Exhibits.

     2.1 Stock Purchase Agreement dated April 18, 1998, between SPS Transaction Services, Inc. and Associates First Capital Corporation.

    10.1 Fifth Amendment to the Amended and Restated Borrowing Agreement dated as of April 2, 1998 between the Company and MSDW.

    10.2 Amendment to the Facility Fee Letter Agreement dated as of April 2, 1998, between the Company and MSDW.

    10.3 First Amendment to the Amended and Restated Credit Card Receivables Purchase Agreement dated as of April 15, 1998, among HSB, the Company, SPS, MSDW, BCC and Societe Generale.

    11.0 Computation of Earnings per Common Share.

    27.0 Financial Data Schedule

    27.1 Restated Financial Data Schedule for year ended December 31, 1997.

    27.2 Restated Financial Data Schedule for year ended December 31, 1996.

(b) Reports on Form 8-K.

      A Current Report on form 8-K, dated April 21, 1998, was filed with the Securities and Exchange Commission reporting Item 7 relating to the Company's first quarter earnings release.

      A Current Report on form 8-K, dated April 18, 1998, was filed with the Securities and Exchange Commission reporting Items 5 and 7 relating to the Company's agreement with Associates First Capital Corporation to sell substantially all of the assets of the Company to Associates First Capital Corporation.

      A Current Report on form 8-K, dated January 27, 1998, was filed with the Securities and Exchange Commission reporting Item 7 relating to the Company's fourth quarter earnings release.

      A Current Report on form 8-K, dated November 12, 1997, was filed with the Securities and Exchange Commission reporting Item 7 relating to the Company's 1997 Third Quarter Report to Stockholders.


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SPS TRANSACTION SERVICES, INC.
                                   ------------------------------
                                  (Registrant)

Date:  May 14, 1998                 By:/s/ Russell J. Bonaguidi
       -----------------            -----------------------------------
                                    Russell J. Bonaguidi
                                    Vice President and Controller (Duly
                                    Authorized Officer and Principal
                                    Accounting Officer)

EDGAR
Exhibit    Description of Exhibits
-------    -----------------------

   2.1 Stock Purchase Agreement dated April 18, 1998, between SPS Transaction Services, Inc. and Associates First Capital Corporation.

  10.1 Fifth Amendment to the Amended and Restated Borrowing Agreement dated as of April 2, 1998 between the Company and MSDW.

  10.2 Amendment to the Facility Fee Letter Agreement dated as of April 2, 1998, between the Company and MSDW.

  10.3 First Amendment to the Amended and Restated Credit Card Receivables Purchase Agreement dated as of April 15, 1998, among HSB, the Company, SPS, MSDW, BCC and Societe Generale.

  11.0     Computation of Earnings per Common Share.

  27.0     Financial Data Schedule

  27.1 Restated Financial Data Schedule for year ended December 31, 1997.

  27.2 Restated Financial Data Schedule for year ended December 31, 1996.



                                                                Exhibit (d)(3)


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 10-K

               [X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  For the fiscal year ended December 31, 1997

         [ ] Transition Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                       for the transition period from to

                        Commission file number 1-10993

                        SPS TRANSACTION SERVICES, INC.
            (Exact name of Registrant as specified in its charter)

          Delaware                                       36-3798295
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                        Identification No.)

  2500 Lake Cook Road, Riverwoods, IL                         60015
(Address of principal executive offices)                    (Zip Code)

           Registrant's telephone number, including area code: 847/405-3700

             Securities registered pursuant to Section 12(b) of the Act:

                                                     Name of each exchange on
   Title of each class                             which registered
   -------------------                         ------------------------
Common Stock, $0.01 Par Value                   New York Stock Exchange

       Securities registered pursuant to Section 12(g) of the Act: None

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ____

     Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K is not contained herein and will not be contained, to the best of the Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

     As of January 31, 1998, the Registrant had 27,250,358 shares of Common Stock outstanding. The aggregate market value of voting stock held by non-affiliates of the Registrant as of January 31, 1998 was approximately $161,720,000.

                      Documents Incorporated by Reference

     Portions of the Registrant's Annual Report to Stockholders to be mailed to stockholders on or about March 31, 1998 for the year ended December 31, 1997 are incorporated by reference in Parts I, II and IV. Portions of the Registrant's Definitive Proxy Statement to be mailed to stockholders on or about April 27, 1998 for the Annual Meeting to be held on June 9, 1998, are incorporated by reference in Part III. PART I

Item 1.  BUSINESS

General

     SPS Transaction Services, Inc. (the "Company") is a third party provider of technology-based outsourcing services concentrated in four primary businesses: the electronic processing of non-cash point-of-sale transactions (predominantly credit card transactions), consumer private label credit card program administration, commercial accounts receivable processing and call center based customer service and technical help-desk applications. As used herein, "Company" shall mean SPS Transaction Services, Inc. and its subsidiaries, unless the context otherwise indicates.

     Except for the historical information contained in this Form 10-K, certain items herein, including (without limitation) certain matters discussed under "Management's Discussion and Analysis of Financial Condition and Results of Operations"("MD&A") incorporated by reference in Part II, Item 7 of this Report; and "Quantitative and Qualitative Disclosure about Market Risk" incorporated by reference in Part II, Item 7A of this Report; are forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements. The matters referred to in such statements could be affected by the risks and uncertainties involved in the Company's businesses, including (without limitation) the effect of economic and market conditions, the level and volatility of interest rates, the actions undertaken by both current and potential new competitors, the impact of current, pending or future legislation and regulation and other risks and uncertainties detailed in the MD&A.

     The Company conducts the majority of its business through two wholly owned subsidiaries: SPS Payment Systems, Inc. ("SPS") which is incorporated in the State of Delaware and Hurley State Bank ("HSB") which is a State of South Dakota chartered bank and is a member of the Federal Deposit Insurance Corporation.

     The Company is a 73.5% majority owned subsidiary of NOVUS Credit Services Inc. ("NCSI"), which in turn is a wholly owned, direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

     On May 31, 1997, Morgan Stanley Group Inc. was merged with and into Dean Witter, Discover & Co. ("DWD")(the "Merger"). At that time DWD changed its corporate name to Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). On March 24, 1998 the shareholders of MSDWD approved the change of its corporate name to Morgan Stanley Dean Witter & Co. ("MSDW").

     In the Company's payment transaction processing business, referred to as Network Transaction Services, the Company provides a wide variety of clients with point-of-sale processing. This includes authorization, data capture, and reporting and routing for settlement of check, credit card and debit card transactions. The Company also manages private label credit card programs for merchants and other service providers through its Consumer Credit Card Services business. For these programs, the Company either administers the program for its merchant client or acts as an issuer and owns the credit card loans outstanding. In addition, the Company offers billing and accounts receivable management systems for clients with businesses as their customers through its Commercial Accounts Processing business. The Company's call center TeleServices business includes on-line technical help-desk support, catalog order entry and handling of customer service inquiries.

Network Transaction Services

     The Company provides electronic network transaction processing services primarily to national and regional merchants. The Company captures transaction information electronically at the point-of-sale; transmits the information utilizing the facilities of unaffiliated communication services providers to the credit card issuer, debit card issuer, or other appropriate on-line processor for authorization or verification; communicates the response to the merchant electronically; stores the information for reporting purposes; and submits processed data to the appropriate settlement entity. The authorization process is typically completed within seven seconds after the transaction data leaves the merchant's premises.

The Company typically markets these services directly to large regional and national merchants and competes with other large networks and merchant acquirers for this business.

     The major components of the Company's Network Transaction Services business are described below:

- Electronic Authorization/Data Capture - Transaction approval requests are processed through point-of-sale equipment using primarily "950" system dial-up telephone access, ISDN line access, leased line access, or satellite access to the communications network. The cardholder account number is checked against a computer file maintained by the issuer of the card and the purchase is approved or declined within seconds. A similar procedure is used for debit card processing and electronic check verification. At the time of authorization, pertinent transaction data is recorded and stored for use in settlement and client reporting. The Company's system provides for the redundant capture of transaction data at both the merchant's point-of-sale terminal and at the communications network data center. This data capture redundancy protects the merchant and the Company's system against potential loss of data. In addition, the Company's system provides multiple transaction routing capability from the merchant's point-of-sale location to ensure the user a high level of access to electronic authorizations. These features provide what the Company believes to be superior reliability and uptime for its clients.

- Reporting and Settlement - Captured data is automatically processed within the Company's system for complete client reporting. This data is then transmitted for settlement to the appropriate financial institution or the designated processor. MasterCard(R) and Visa(R) card transaction data is transmitted to a settlement institution selected by the Company's merchant client. The settlement institution then enters transactions into the bankcard interchange settlement process. For NOVUS(sm) Card transactions (which include Discover Card, Private Issue(R) Card, BRAVO(sm) Card and affinity program cards) and American Express(R) Card transactions, data is transmitted directly to the card issuers of such cards. For other card types, transaction data is transmitted to the appropriate processor for settlement of the transactions.

     The Company maintains a 24-hour network services "help"-desk which responds to inquiries from merchant locations and assists merchants in resolving terminal, network, communication and system training problems. The help-desk provides terminal application consultation and, if necessary, downloads new applications to the merchant's point-of-sale terminals. The Company maintains a terminal preparation facility (the "TPF") which loads, tests and ships point-of-sale terminals to merchant locations. The TPF also provides repair services for point-of-sale terminals. The Company also markets point-of-sale terminal sales and maintenance, customer terminal application software development and customized reporting solutions as part of its Network Transaction Services business.

     The Company's Network Transaction Services are provided pursuant to written contracts with merchant clients. Such contracts are generally individually negotiated with each merchant, have terms varying from one to five years and frequently contain provisions that automatically extend the term of the contract unless either party takes affirmative action to terminate the contract.

     The Company utilizes the computer and communications network (the "Network") of IBM Global Services to process the majority of the Company's electronic transactions. The Company has access to the Network pursuant to an agreement between the Company and IBM Global Services. Although IBM Global Services is responsible for maintaining the Network and data centers, the Company develops and maintains most of the transaction processing systems and proprietary software that it runs on the Network. Processing performed by other communication providers is done through similar agreements. The Company develops merchant and industry specific software tailored to the needs of its clients. Most data capture programs used in the Company's transaction processing services were developed and are maintained by Company employees and are not accessible, except as permitted by the Company, to other businesses that use the Network.

     Through the Network, the Company maintains direct data links for NOVUS, Visa, MasterCard and American Express Card authorizations and various other direct data links to proprietary card issuers and financial institutions for the purposes of authorizing and completing the Company's electronic transaction processing services. A wide variety of stand-alone point-of-sale terminals, electronic cash register systems and personal computers can be used by the Company's merchant clients at their individual locations to access the Company's system.

Consumer Credit Card Services

     The Company offers to national and regional merchants customized private label consumer credit card programs. The Company's wholly owned subsidiary, HSB, issues the credit card on behalf of the client and owns the receivables that are generated through the use of the credit card (the "HSB programs"). In programs that are managed but not owned (the "managed programs"), the Company administers the programs but does not act as the card issuer or own the receivables.

     Whether the portfolio is owned or managed, the Company offers a full range of credit card services including: new account processing featuring custom scoring models; card design, embossing and issuance; sales authorizations; statement processing and mailing; remittance processing; handling cardholder inquiries; collections; and full marketing support.

     Services provided by the Company in a private label consumer credit card program typically include the following:

- Implementation Support - The Company assists the merchant with card and statement design, software implementation and training before the processing of new accounts begins.

- New Account Processing - The Company's New Account Processing System ("NAPS") enables new customer accounts to be opened in an average of four to six minutes. Applicant information is taken at the point-of-sale and is entered via either a 1-800 call to an SPS operations center representative, or through the Company's Remote Entry Application Processing ("REAP") system where applicant data is entered directly at the point-of-sale and transmitted to NAPS. NAPS maintains an on-line link to the major national credit bureaus and uses proprietary automated point-scoring models selected by the issuer of the credit card to approve or decline credit applications. Applications received by mail are also handled through NAPS and are generally processed on the date of receipt. The Company's risk management department oversees the development and validation of new account approval models that are customized for an individual client and monitors and adjusts such models on an ongoing basis as applicants and economic conditions change.

- Credit Card Embossing - The Company's software automatically generates a file of approved new account names and numbers for use in card embossing, and embossed cards are mailed to approved applicants.

- Sales Authorizations - The Company currently authorizes all transactions under its private label credit card programs through the Network. Merchants can utilize the same point-of-sale terminals they use for bank cards for private label credit card authorizations.

- Mechanized Statement Processing - The Company sends monthly account statements directly to the cardholders. Large volumes and state-of-the-art equipment enable the Company to process statements efficiently. Statements can be customized to meet each merchant client's needs.

- Remittance Processing - The Company processes and deposits private label credit card payments typically within 24 hours of their receipt.

- Cardholder Services - The Company has customer service representatives available to answer cardholder questions and handle billing inquiries. An automated call distribution system allows customer service representatives to answer telephone calls using the merchant client's name. The Company's cardholder service system enables the customer service representative to view the cardholder's file and billing statement information on a computer screen allowing for effective responses to cardholder inquiries.

- Collections - The Company uses a sophisticated on-line collection system to identify and prioritize delinquent accounts. The Company contacts and attempts to work with delinquent cardholders to reach mutually agreeable payment plans.

- Marketing Support - The Company assists its clients in developing a complete marketing plan that targets the merchant's private label credit cardholders. The Company also creates promotional materials to support such marketing plans. Using customized software, the Company analyzes a merchant client's cardholder base and develops customized reporting and analytical marketing information.

     The Company provides these services through two product offerings:

     - HSB programs - For each of the HSB programs, a merchant services agreement between HSB and the merchant is negotiated. The merchant services agreement sets forth the obligation of HSB to open credit card accounts for qualified customers of the merchant, the services to be provided by HSB and the merchant discount revenues to be paid by the merchant to HSB. In some of the HSB programs, the merchant services agreement provides that the merchant discount revenues can be supplemented or adjusted in certain circumstances, as a result of prevailing interest rates and to mitigate anticipated increased credit losses. HSB's merchant services agreements typically have terms of five years and frequently contain provisions that automatically extend the term unless a party takes affirmative action to terminate the agreement. -5- All finance charges (including late fees) paid by private label credit cardholders under HSB programs are paid to and retained by HSB except to the extent that such fees are used to satisfy obligations under loan securitization agreements (see Hurley State Bank - Loan Securitization). SPS maintains a services agreement with HSB, pursuant to which SPS acts as the servicer for all private label accounts owned by HSB, and HSB pays SPS a monthly intercompany fee equal to a specified percentage of the outstanding receivables under such accounts.

- Managed programs - For managed programs, the Company enters into a card services agreement with the merchant setting forth the credit card program services to be provided by the Company. The Company has traditionally charged flat processing fees under such agreements on a per service provided basis (for example, per collection call made, per card embossed, per statement issued). In some instances, the Company charges an aggregate flat processing fee under such agreements on a per cardholder account basis. Card services agreements typically have terms varying from one to five years and frequently contain provisions that automatically extend the term unless either party takes affirmative action to terminate the agreement.

Commercial Accounts Processing

     The Company offers commercial accounts processing for clients whose customers are businesses rather than consumers. The Company provides commercial clients with two basic offerings, a commercial revolve credit product and an invoice billing product.

     The commercial revolve credit product features monthly statements, invoice specific detail, master/sub account capability and multiple authorized account users. The invoice billing product features an invoice for each transaction, variable payment terms and an ability to match payments to invoices. The invoice billing product can be provided to clients in a format in which an invoice is sent for each transaction or in a format in which invoices for a month are batched and sent with a summary billing that requests payment in a specified number of days. The latter format is termed prox billing.

     SPS generates revenues for its commercial business through marketing and servicing agreements with MountainWest Financial Corporation ("MountainWest"), a wholly owned subsidiary of NCSI. MountainWest is the issuer of commercial private label credit cards and the holder of receivables associated with transactions on those commercial accounts. The Company provides a full range of services to commercial clients on behalf of MountainWest including:

- Implementation Support - The Company assists the commercial client with card and statement design as applicable, software implementation and training before the processing of new accounts begins.

- New Account Processing - The Company's commercial new accounts processing system has on-line links to commercial credit business and model based decision tools to assess the creditworthiness of new account applicants.

- Credit Card Embossing - Where applicable, the Company's software generates a file of approved new accounts, delivers the file for card embossing, and provides for distribution of embossed cards according to client specifications.

- Sales Authorizations - All card based transactions are electronically authorized by the Company utilizing the same point-of-sale terminals the client has in place for other card payment types, such as general purpose bank cards.

- Statement and/or invoice processing - The Company prepares and sends statements and/or invoices as applicable to commercial account holders. Large volumes and state-of-the-art equipment enable the Company to process efficiently and provide for customization to meet each commercial client's needs.

- Remittance Processing - The Company processes and deposits commercial account payments typically within 24 hours of their receipt.

- Account holder services - The Company's commercial customer service representatives answer account holder questions and handle billing inquiries. An automated call distribution system allows customer service representatives to answer telephone calls using the commercial client's name. The Company's commercial account holder service system enables the customer service representative to view the account holder's file and billing information on a computer screen allowing for effective responses to account holder inquiries.

- Collections - The Company uses a sophisticated on-line collection system to identify and prioritize delinquent accounts. The Company has specifically trained commercial account collection representatives to contact delinquent account holders in an effort to secure payments on past due accounts.

- Marketing support - The Company assists commercial clients in developing and executing marketing plans to advance the client's business. Account holder reporting and analysis tools are also made available to clients to enhance marketing effectiveness.

     Revenues from commercial accounts processing are included in managed programs in the Company's financial reports.

TeleServices

     The Company's TeleServices business provides call center teleservicing programs that focus on business-to-consumer applications. These applications are typically based on the Company's technological capabilities and professional customer service. For such services, the Company develops or utilizes customized software applications to respond to inbound calls from a client's customers and to facilitate appropriate actions based on the calls.

     The Company's service offerings focus on value-added inbound services, such as:

- Help-Desk and Technical Support - The Company provides user technical support programs for proprietary and off-the-shelf software applications, technical Internet user support and problem analyses.

- Inbound Teleservice - The Company provides customized customer service applications for clients by responding to inbound inquiries from their customers. Specific examples of this outsourcing service are the handling of billing inquiries, product feature inquiries, dealer locator applications, enrollment services, handling member benefit inquiries and many others.

- Catalog Order Management - The Company provides services to catalog and direct mail merchants to process inbound orders that are received via telephone, facsimile or Internet. Service features include order entry, cross-selling, authorization of credit purchases, real time interfaces with client warehouses and fulfillment centers, resolution of customer problems and reporting of customer and product data.

     Revenues generated from TeleServices applications are included in Transaction processing services in the Company's financial reports.

     Prodigy Services Corporation ("Prodigy"), a TeleServices client, has notified the Company of its intention to terminate the Member Services Agreement between Prodigy and the Company effective as of May 31, 1998. Prodigy and the Company have continued to negotiate to replace or renew the agreement, but there is no assurance that the agreement will be replaced or renewed. The Company believes that the termination of this agreement will not have a material adverse effect on the Company's financial condition or its results of operations.

Competition

     The Company's services are sold primarily to national and regional merchants. The Company competes on the basis of service quality, response time, customer support, customized system applications, reliability and price. The Company believes that it is among the industry leaders with respect to each of these factors.

     According to the Faulkner & Gray Credit Card Industry Directory (1998 Edition), based on the volume of outstanding receivables administered, GE Capital Retailer Financial Services has approximately 45% of the third party private label credit card marketplace. Also according to Faulkner & Gray, Household Retail Services, Beneficial National Bank, SPS Transaction Services and Bank One Private Label Credit Services are the next largest of the third party private label credit card providers identified, although the Company believes that no competitors other than GE Capital Retailer Financial Services are dominant in such marketplace. The principal competitors of the Company in the electronic network transaction processing marketplace include First Data Card Services, National City Processing Company, Alliance Card Services, First USA Paymentech, and BuyPass Corporation, although the Company believes that no competitors other than First Data Card Services are dominant in such marketplace. The primary third party competitor for the Company's commercial accounts processing business is GE Capital Retailer Financial Services. The Company's TeleServices business is client specific, and as such the Company does not compete with a defined set of competitors with respect to these services. Existing and potential competitors of the Company may have equal or greater financial, technological and/or marketing resources than the Company, and there can be no assurance that the Company will continue to be able to compete successfully with them.

Significant Clients

     Tandy Corporation is the Company's largest client, accounting for 23.6% of the Company's net operating revenues in 1997. The Company administers owned private label credit card programs and provides electronic transaction processing services for Tandy Corporation. The Goodyear Tire & Rubber Company ("Goodyear") is the Company's next largest client, accounting for 10.1% of the Company's net operating revenues in 1997. The Company administers owned private label credit card programs and provides electronic transaction processing services and TeleServices for Goodyear. None of the Company's other clients individually accounted for more than 10% of the Company's net operating revenues in 1997. -8-

Seasonal Factors

     The Company's results of operations are impacted by seasonal patterns of retail purchasing, but because certain seasonal trends are typically offsetting, their impact does not significantly affect the Company's overall results of operations. The number of transactions processed and the level of credit card loans outstanding typically grows during the fourth quarter followed by a flattening or decline in the subsequent first quarter. This seasonality results mainly from higher levels of retail sales in the fourth quarter than in the first quarter. During the fourth quarter, merchant discount revenue and revenues derived from transaction processing services typically increase but generally are accompanied by increases in expenses associated with the growth of credit card receivables. These increased expenses typically include the provision for loan losses, financing expenses, salaries and employee benefits expenses, processing and service expenses, and various other expenses. Correspondingly, in the first quarter, merchant discount revenue, revenues derived from transaction processing services and provision for loan loss expense typically decrease but generally are accompanied by increased finance charge revenue related to the preceding quarter's credit card loan growth.

Hurley State Bank

     HSB is the credit card issuer and the receivables funding facility for the HSB programs, all of which are administered by the Company. HSB is not a member of the Federal Reserve System. HSB is engaged only in consumer credit card operations and is not permitted to engage in commercial lending (which may include consumer credit card programs where the merchant is a recourse party). The terms and conditions of the credit card accounts owned by HSB are set forth in cardholder agreements entered into with each merchant's customers.

Funding of Receivables

     The HSB programs involve making loans to private label credit cardholders which create receivables from the cardholders. As such, the business is capital intensive. The Company's ability to add to or expand the HSB programs is limited by the amount of its available capital and by applicable regulatory ratios of capital to assets. The Company currently funds the capital needs of its operations by deposit taking activities utilizing certificates of deposit ("CDs") in denominations of $100,000 or more, securitizations of credit card loans and borrowings from MSDW.

     HSB administers a CD program through which CDs are issued to investors in denominations of $100,000 or more. Such CDs are issued to investors under two programs - an institutional CD program and a retail CD program. CDs under the institutional CD program are issued directly by HSB to the investor and generally have a maturity of one to 12 months. CDs under the retail CD program are issued to investors through Dean Witter Reynolds Inc., a subsidiary of MSDW, and generally have a maturity of two to 10 years. As of December 31, 1997, CDs outstanding were $504.1 million, of which institutional CDs represented $227.8 million and retail CDs represented $276.3 million.

     The Company engages in credit card loan securitization transactions through the sale by HSB of credit card loans. When the Company securitizes its credit card loans, it retains the right to service the underlying credit card accounts, for which it receives fees. Loan securitizations have the effect of converting net credit income and credit card fees into loan servicing fees. See "Business - Hurley State Bank - Loan Securitization."

     Certain borrowings to support the HSB programs are currently provided pursuant to an Amended and Restated Borrowing Agreement (as amended, the "Borrowing Agreement") and a facility fee letter agreement (as amended, the "Facility Fee Agreement") (collectively, the "Financing Agreements") with MSDW, pursuant to which MSDW has agreed to provide financing to the Company. The maximum amount available under the Borrowing Agreement, which expires on April 11, 1998, is $1.2 billion. The interest rate to be paid by the Company reflects MSDW's borrowing costs. At January 31, 1998, the Company had $570.0 million outstanding under the Borrowing Agreement. Under the Facility Fee Agreement, the Company has agreed to pay certain monthly facility fees in connection with its financing arrangements with MSDW. The Company expects to renew or replace the Financing Agreements prior to the expiration dates of such Financing Agreements. The Company is continuing to evaluate alternative sources of financing to replace all or a portion of its financing arrangements with MSDW. If the Company were unable to reach a satisfactory agreement with MSDW for the renewal or the replacement of the Financing Agreements, the Company believes it would be able to meet its financial requirements over the next 12 months from other sources.

Loan Securitization

     Selling loans through securitizations results in net credit income and fee income from credit card loans under HSB programs effectively being converted into loan servicing fees. A securitization transaction involves the sale by HSB of the credit card loans generated by a pool of HSB program credit card accounts to a separate legal entity created for loan securitizations. The securitizations result in removal of the credit card loans from the Company's balance sheet for both financial and regulatory accounting purposes. The private label credit cardholder is generally not aware that the credit card loans from his or her account have been included in a pool of securitized loans because the Company services on-balance-sheet and securitized loans in the same manner. Under the securitization agreements, the existence of certain conditions could cause early amortization of the affected pool of securitized loans and thereby increase the Company's need for alternative forms of financing. Such conditions include an increase in the amount of charge-offs over a specified rate.

     Payments by HSB program cardholders of finance charges and other amounts relating to the credit card loans are used to pay a rate of return to the holders of ownership interests in the receivables pools. Such payments are also used to pay a fee to the agent, to SPS, to a subsidiary of the Company as cash collateral depositor (net of investment income earned on the cash collateral deposit) and to reimburse the purchaser for cardholder accounts that are charged off. Any remaining amounts are effectively paid to HSB. In the event that such payments are insufficient to cover charge-offs, and to pay the rate- of-return agent fee and cash collateral fee, a cash collateral account has been established to make up any shortfall, up to the program's maximum cash collateral obligations. In addition, HSB is obligated to pay a monthly commitment fee to the purchaser of the credit card loans if any portion of the facility is unused. MSDW is the limited guarantor of performance.

     HSB maintains a loan securitization program with Barton Capital Corporation ("BCC"), and at December 31, 1997, outstanding loans under such program were $300.0 million. HSB also maintains a loan securitization program with Receivables Capital Corporation ("RCC"), and at December 31, 1997, outstanding loans under such program were $280.0 million. At December 31, 1997, $580.0 million or 30.9% of the HSB program loans had been sold through loan securitizations.

     The BCC and RCC loan securitization programs are scheduled to expire in April 1998 and October 1998, respectively. The Company expects to renew or replace these facilities on or prior to the expiration dates. If these programs are not extended on or prior to their expiration dates, collections allocable to BCC and RCC under the programs will be paid to BCC or to RCC, as applicable, and the interests of BCC and RCC in the applicable securitization pool will gradually decline to zero. Any receivables originated after a program's expiration date would remain on the Company's consolidated balance sheet.

Interest Rate Risk

     The Company's interest rate risk policies are designed to reduce the potential volatility of earnings that arises from changes in interest rates. This is accomplished primarily through matched financing, where possible, which entails matching the repricing schedules of credit card loans and the related financing. The Company's matched financing strategy targets the funding of variable rate credit card loans that are primarily indexed to the prime rate with floating rate financing that is primarily indexed to commercial paper rates and the federal funds rate. The Company generally retains basis risk between the prime rate and commercial paper/federal funds rates on variable rate credit card loans. Fixed rate credit card loans are generally funded with fixed rate financing (financing with an initial term of one year or greater).

     The Company also funds fixed rate credit loans with floating rate financing by utilizing interest rate swaps, cost of funds agreements and interest rate caps to adjust the repricing characteristics of its financing to fixed rate financing. Under interest rate swaps and cost of funds agreements, the Company effectively exchanges the interest payments on its financing with those of a counterparty. Interest rate cap agreements effectively establish a maximum interest rate on certain of the Company's floating rate borrowings. Interest rate swap agreements are entered into with an affiliate. Interest rate cap agreements are entered into with institutions that are established dealers in these instruments and that maintain certain minimum credit criteria established by the Company. Cost of funds agreements are entered into as part of agreements pursuant to which the Company both owns the credit card loan portfolio and provides private label credit card processing services to certain of its credit card merchant clients.

     To reduce the volatility of interest expense from changes in interest rates, the Company had outstanding interest rate swaps and cost of funds agreements with notional amounts of $429.1 million and $465.6 million at December 31, 1997 and 1996, respectively.

     At December 31, 1997, the Company had no interest rate cap agreements. At December 31, 1996, the Company had outstanding interest rate cap agreements with notional amounts of $40.0 million.

     The Company's credit card portfolios consist of both variable interest rate credit card programs and fixed interest rate credit card programs. At December 31, 1997 and 1996, approximately 67% and 69% of the Company's credit card loans including securitized loans were variable interest rate loans.

     For a further discussion of the Company's interest rate risk and management policies, see "Risk Management" incorporated by reference in Part II, Item 7A of this report and see "Notes to Consolidated Financial Statements, Note 10 Financial Instruments" incorporated by reference in Part II, Item 8 of this report.

Executive Officers of the Registrant

     The following sets forth certain information concerning executive officers of the Company:

       Name                   Age                     Present Position
---------------------        ------    --------------------------------------
Thomas C. Schneider            60      Chairman of the Board, Chief Financial
                                         Officer and Director
Robert L. Wieseneck            60      President, Chief Executive Officer and
                                         Director
Christine A. Edwards           45      General Counsel and Director
Robert W. Archer               59      Senior Vice President -- Sales/
                                                                    Operations
Richard F. Atkinson            61      Senior Vice President -- Private Label
                                                                      Consumer
David J. Peterson              40      Senior Vice President -- Commercial
                                                                    Technology
                                                                      Services
Russell J. Bonaguidi           46      Vice President and Controller
Robert J. Ferkenhoff           55      Vice President and Chief Information
                                         Officer
Larry H. Myatt                 54      Vice President -- Marketing and
                                                         Administration
Ruth M. O'Brien                44      Vice President -- TeleServices
Serge J. Uccetta               52      Vice President -- Private Label
                                                         Commercial
Mary Ann Warniment             48      Vice President -- Electronic Marketing

     Mr. Schneider has served as Chief Financial Officer and a Director of the Company since its formation and as Chairman of the Board since 1997. He has served as Executive Vice President, Chief Strategic and Administrative Officer and Director of MSDW since the Merger. Mr. Schneider served as Executive Vice President and Chief Financial Officer of DWD from 1987 until the Merger. He has also served as Executive Vice President and Chief Financial Officer of NCSI since 1987 and as a Director of NCSI since 1986.

     Mr. Wieseneck has served as President, Chief Executive Officer and a Director of the Company since its formation. He has served as President of SPS since 1987 and as a Director of SPS since 1988. Mr. Wieseneck has also served as President and Director of HSB since 1989. He has served as a Director of NCSI since 1991 and as an Executive Vice President of NCSI from December 1986 to April 1987 and since April 1988.

     Mrs. Edwards has served as a Director of the Company since 1997, and as its General Counsel since 1993. She served as Secretary of the Company from its formation until 1997. She has also served as Executive Vice President, Chief Legal Officer and Secretary of MSDW since the Merger. She served as Executive Vice President, General Counsel and Secretary of DWD from 1991 until the Merger. She has been General Counsel of NCSI since 1988, a Director of NCSI since 1990 and Executive Vice President and Secretary of NCSI since 1991.

     Mr. Archer has served as Senior Vice President - Sales/Operations of the Company since 1997. Prior thereto he served as Senior Vice President -- Sales of the Company and as a Senior Vice President of SPS from 1994 to 1997. Mr. Archer served as Vice President -- Sales of the Company from 1992 until 1994 and as a Vice President of SPS from 1988 until 1994.

     Mr. Atkinson has served as Senior Vice President -- Private Label Consumer of the Company since 1997. Prior thereto he served as Senior Vice President -- Operations of the Company and as a Senior Vice President of SPS from 1994 until 1997. Mr. Atkinson served as Vice President -- Operations of the Company from 1992 until 1994 and as a Vice President of SPS from 1986 until 1994. Mr. Atkinson has served as a Senior Vice President of HSB since 1991.

     Mr. Peterson has served as Senior Vice President -- Commercial Technology Services of the Company since 1997. Prior thereto he was Vice President -- Network Services and Corporate Development of the Company from 1995 to 1997 and Vice President -- Corporate Development of the Company from 1994 until 1995. Mr. Peterson was an investment banker for DWR from 1987 until 1993.

     Mr. Bonaguidi has served as Vice President and Controller of the Company, HSB and SPS since 1994. Prior thereto he was National Manager of Credit Card Banking for Sears, Roebuck and Co. from 1992 until 1994 and Vice President -- Controller of Prime Option Services, Inc. (an affiliate of the Company) from 1990 until 1992.

     Mr. Ferkenhoff has served as Vice President and Chief Information Officer of the Company since 1994 and of SPS since 1993. Prior thereto he was Vice President -- Information Technology of the Company from 1993 until 1994 and Vice President -- Information Services for Sears Merchandise Group from 1989 until 1993.

     Mr. Myatt has served as Vice President -- Marketing and Administration of the Company since 1996. Prior thereto he was Vice President -- Marketing and Product Development of the Company from 1992 until 1996 and a Vice President of SPS since 1986.

     Ms. O'Brien has served as Vice President -- TeleServices of the Company since 1996. Prior thereto she was Director of Operational Outsourcing for SPS and Director of Client Services for SPS from 1994 until 1996, and from 1990 until 1994, respectively.

     Mr. Uccetta has served as Vice President -- Private Label Commercial of the Company since 1997. Prior thereto he was Vice President -- Card Services of the Company from 1995 to 1996 and Vice President -- Card Services of SPS since 1993. Mr. Uccetta served as Director of Commercial Accounts for the Company from 1993 until 1995. Prior to joining SPS, Mr. Uccetta was Director -- Strategic Programs of Citibank from 1991 until 1993.

     Ms. Warniment has served as Vice President -- Electronic Marketing of the Company since 1997. Prior thereto she served as Vice President -- Electronic Information Services of the Company from 1993 to 1997 and as a Vice President of SPS since 1990. She was Vice President -- Information Technology of the Company from 1992 until 1993.

     There are no family relationships between any of the foregoing persons.

Employees

     As of December 31, 1997, the Company had 3,740 full-time equivalent employees, of which 609 were salaried and 3,131 were hourly. Of the hourly employees, approximately 30% were part-time. Approximately 3,280 of the Company's full-time equivalent employees were located in field operations centers providing customer service and support. Of the approximately 385 full-time equivalent employees located at the Company's headquarters, 223 were engaged in supporting the Company's various businesses and administration and 162 were engaged in systems development and maintenance. None of the employees of the Company are covered by a collective bargaining agreement. The Company has not experienced any work stoppages and considers its relations with its employees to be good.

Regulatory Matters

   Restrictions on Activities of HSB

     HSB, a federally insured, South Dakota state chartered bank, operates as a limited purpose credit card bank under federal law. The federal Competitive Equality Banking Act of 1987 ("CEBA") established several categories of financial institutions that do not fall within the meaning of "bank" for purposes of the Bank Holding Company Act ("BHCA"). Among those exempted are credit card banks. As a credit card bank, HSB may engage only in credit card operations and may not engage in the business of making commercial loans. Additionally, HSB may not accept savings or time deposits of less than $100,000 and may not accept demand deposits or other transaction accounts of any amount. Finally, HSB may maintain only one office at which it can accept deposits. HSB is subject to deposit insurance assessments payable to the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"). The rates for these assessments may vary based upon HSB's capital levels, risk categories, and a rate structure established by the FDIC. The bank is subject to comprehensive regulations and periodic examinations by the South Dakota Division of Banking and by the FDIC.

   CEBA Limitations

     CEBA provides that if HSB fails to comply with the statutory restrictions affecting its status as a credit card bank, any entity controlling HSB may, among other things, be required to divest control of HSB. HSB believes, however, that in light of the programs it has in place, the limitations of CEBA will not have a material impact on HSB's ability to service or to maintain the cardholder programs. Future federal or state legislation, regulation or interpretation of federal or state legislation or regulation could, however, adversely affect the business of HSB or the relationship of any such controlling entity with HSB.

   Exportation of Interest Rates

     The terms and conditions of the credit card accounts owned by HSB are governed by the laws of South Dakota, where HSB is chartered, and by applicable federal law. Under federal law, HSB may charge interest at the rate allowed by the laws of South Dakota, which do not limit the amount of interest that may be charged on credit card loans offered by HSB. As a result, HSB is permitted to export interest rates pursuant to federal law.

   Dividends and Transfers of Funds

     There are various legal limitations on the extent to which HSB can finance or otherwise supply funds, through dividends, loans or otherwise, to the Company and its affiliates. The FDIC is authorized to prohibit HSB from engaging in any unsafe and unsound practice in conducting its business, and it is possible that under some circumstances the FDIC could claim that payment of a dividend was an unsafe and unsound practice. In addition, under federal law, a bank cannot pay a dividend that will cause such bank to be "undercapitalized". HSB's state regulator also has the authority to prohibit unsafe and unsound practices. The payment of dividends by HSB may also be affected by other factors, such as the need to maintain adequate capital or to meet loan demands. -14

     HSB is also subject to certain restrictions which limit the transfer of funds to the Company, and certain other affiliates in the form of loans, extensions of credit, investments or purchases of assets or services and which require that HSB's transactions with its affiliates be on terms no less favorable to HSB than comparable transactions with unrelated third parties.

   Consumer Protection Laws and Debtor Relief Laws

     The relationships among cardholders, credit card issuers and sellers of merchandise in transactions financed by the extension of credit under credit accounts are extensively regulated by federal and state consumer protection laws and regulations. Such laws and regulations include the federal Truth-in-Lending Act (and the Federal Reserve Board's Regulation Z issued thereunder), Equal Credit Opportunity Act (and the Federal Reserve Board's Regulation B issued thereunder), Soldiers' and Sailors' Civil Relief Act, Fair Credit Billing Act, Fair Credit Reporting Act and Fair Debt Collection Practices Act. These statutes and regulations require credit disclosures on credit card applications and solicitations, on an initial disclosure statement required to be provided when a credit card account is first opened, and with each monthly billing statement. They also prohibit certain discriminatory practices in extending credit, impose certain limitations on the charges and fees that may be imposed and regulate practices utilized in collections. In addition, cardholders are entitled, under such laws and regulations, to have payments and credits promptly applied on credit accounts and to require billing errors to be promptly resolved. A cardholder may be entitled to assert violations of certain of such consumer protection laws by way of set-off against the cardholder's obligation to pay amounts owing on the cardholder's account or, in certain cases, by claims against the lender or seller. For example, under the federal Truth-in-Lending Act, a credit card issuer is subject to all claims (other than tort claims) and defenses arising out of transactions in which a credit card is used to purchase merchandise, if certain conditions are met. These conditions include requirements that the cardholder make a good faith attempt to obtain satisfactory resolution of the dispute from the person honoring the credit card and meet certain jurisdictional requirements. Where the seller of the goods or services is the same party as the card issuer, or controls or is controlled by the card issuer directly or indirectly, these jurisdictional requirements are not applicable. These statutes further provide that in certain cases a cardholder's liability may not exceed $50 with respect to charges to the credit card account which resulted from unauthorized use of the credit card. The application of federal and state bankruptcy and debtor relief laws affect HSB to the extent such laws result in any credit card accounts being charged off as uncollectible.

   FDICIA

     Under the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), the federal bank regulatory agencies are required to take "prompt corrective action" with respect to banks that do not meet minimum capital requirements, and FDICIA imposes certain restrictions upon banks which meet certain capital requirements but are not "well capitalized" for purposes of FDICIA. FDICIA establishes five categories: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized. A bank may be downgraded to, or be deemed to be in, a capitalization category that is lower than is indicated by its actual capital position if it is determined to be in an unsafe or unsound condition, or receives an unsatisfactory examination rating. The FDIC has issued regulations to implement the prompt corrective action provisions of FDICIA. Under FDICIA and implementing regulations adopted by the FDIC, a bank that is not well capitalized is generally prohibited from accepting brokered deposits and offering interest rates on any deposits significantly higher than the prevailing rate in its normal market area or nationally (depending upon where the deposits are solicited). HSB currently solicits deposits through brokers.

If HSB were unable to use brokered deposits as a funding source, the funding costs for HSB would be likely to increase.

   FIRREA Cross-Guarantee Provisions

     Pursuant to certain provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), an insured depository institution which is commonly controlled with another insured depository institution is liable to the FDIC for any loss incurred, or reasonably anticipated to be incurred, by the FDIC in connection with the default of such commonly controlled institution, or any assistance provided by the FDIC to such commonly controlled institution which is in danger of default. The term "default" is defined to mean the appointment of a conservator or receiver for such institution. Under this provision, HSB could be required to reimburse the FDIC for such losses resulting from the default of any other insured depository institution which is under common control with HSB (for example, Greenwood Trust Company, a Delaware state bank, and MountainWest, both of which are owned by MSDW, the ultimate majority stockholder of HSB) and such reimbursement could be required even if it would cause the bank providing the reimbursement also to go into default. Such liability is subordinated in right of payment to deposit liabilities, secured creditors, other than obligations owed to any affiliate of the depository institution (with certain exceptions) and any obligations and any other general or senior liability, and any obligation subordinated to depositors or other general obligations to stockholders in such capacity.

Item 2.  PROPERTIES

     The Company's headquarters are located in Riverwoods, Illinois, where it leases approximately 97,400 square feet of office space from NCSI for a term expiring in January 2000. The Company also conducts significantly all of its operations out of owned facilities located in Gray, Tennessee and Sioux Falls, South Dakota, and out of leased facilities located in Layton, Utah and Asheville, North Carolina. The Gray, Tennessee facility contains approximately 131,000 square feet that, as of December 31, 1997, housed approximately 1,585 full-time equivalent Company employees involved in processing accounts for certain managed and HSB programs, administering TeleServices and providing certain data communications functions related to the Company's Network Transaction Services. The Sioux Falls, South Dakota facility contains approximately 65,000 square feet that, as of December 31, 1997, housed approximately 725 full-time equivalent Company employees involved in processing accounts for HSB programs and providing TeleServices. HSB operates out of the Sioux Falls facility. The Layton, Utah facility contains approximately 81,000 square feet that, as of December 31, 1997, housed approximately 880 full-time equivalent Company employees involved in processing accounts for certain managed and HSB programs and providing TeleServices. The Layton, Utah facility is leased for a term expiring in June 2001. The Asheville, North Carolina facility was opened in 1997 and contains approximately 39,900 square feet that, as of December 31, 1997, housed approximately 90 full-time equivalent Company employees involved in providing TeleServices. The Asheville, North Carolina facility is leased for a term expiring in December 2007.

The Company believes that its properties are adequate and suitable for its business as presently conducted.

Item 3.  LEGAL PROCEEDINGS

     In the normal course of business, the Company is involved in routine litigation incidental to the business. The consequences of these matters are not presently determinable; however, in the opinion of management after consultation with counsel, the ultimate liability, if any, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

Item 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

   No matters were submitted to a vote of security holders during the fourth quarter of the year ended December 31, 1997.


                                        PART II

Item 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The section entitled "Quarterly Information" appearing on page 43 of the Company's Annual Report to Stockholders to be mailed to stockholders on or about March 31, 1997 for the year ended December 31, 1997 (the "Annual Report") is incorporated herein by reference in response to information required by Item 5.

     The fair market value of a share of Common Stock at the close of business on January 31, 1998, as reported in The Wall Street Journal, was $24.1875.

     The Company has not paid any dividends on its Common Stock and anticipates retaining future operating cash flows for the foreseeable future to finance growth and business expansion rather than to pay dividends to its stockholders. Any future determination as to the payment of dividends will depend upon results of operations, capital requirements, the financial condition of the Company and such other factors as the Board of Directors of the Company in its discretion shall determine. Periodically, SPS and HSB have paid dividends to the Company. The amount of dividends that can be paid to the Company by HSB is restricted by applicable banking regulations.

Item 6.  SELECTED FINANCIAL DATA

     The section entitled "5-Year Selected Financial Data" appearing on page 43 of the Annual Report is incorporated herein by reference in response to information required by Item 6.

Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing on pages 16 through 25 of the Annual Report is incorporated herein by reference in response to information required by Item 7.

Item 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     The section entitled "Risk Management" appearing on pages 23 through 25 of the Annual Report is incorporated herein by reference in response to information required by Item 7A.

Item 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     The sections entitled "Consolidated Balance Sheets" appearing on page 26 of the Annual Report, "Consolidated Statements of Income" appearing on page 27 of the Annual Report, "Consolidated Statements of Cash Flows" appearing on page 28 of the Annual Report, "Consolidated Statements of Changes in Stockholders' Equity" appearing on page 29 of the Annual Report, "Notes to Consolidated Financial Statements" appearing on pages 30 through 39 of the Annual Report, "Independent Auditors' Report" appearing on page 42 of the Annual Report and "Quarterly Information" appearing on page 43 of the Annual Report are incorporated herein by reference in response to information required by Item 8.

Item 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

   None.

                                 PART III

Item 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The section entitled "Nominees for Election as Directors" in the Company's proxy statement to be mailed to stockholders on or about April 27, 1998 for the June 9, 1998 Annual Meeting of Stockholders (the "Proxy Statement") is incorporated herein by reference in response to information concerning directors required by Item 10.

     The information concerning executive officers required by Item 10 is set forth in Part I, Item 1 of this Annual Report on Form 10-K.

Item 11.  EXECUTIVE COMPENSATION

     The section entitled "Executive Compensation" and the section entitled "Stock Performance Graph" in the Proxy Statement are incorporated herein by reference in response to information required by Item 11.

Item 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The section entitled "Security Ownership of Directors and Officers" in the Proxy Statement is incorporated herein by reference in response to information required by Item 12.

Item 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The section entitled "Certain Relationships" in the Proxy Statement is incorporated herein by reference in response to information required by Item 13.

                                    PART IV

Item 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

(a)  Documents filed as part of this report:

1. Financial Statements. The following Consolidated Financial Statements of SPS Transaction Services, Inc. are incorporated herein by reference from the Annual Report:

                                                                 Annual Report
                                                                          Page
                                                                -------------
     Consolidated Balance Sheets                                        26
     Consolidated Statements of Income                                  27
     Consolidated Statements of Cash Flows                              28
     Consolidated Statements of Changes in Stockholders' Equity         29
     Notes to Consolidated Financial Statements                         30
     Independent Auditors' Report                                       42

2. Financial Statement Schedules. The following Financial Statement Schedules are incorporated herein by reference from the Annual Report:

     Quarterly Financial Information                                    43*

     Schedule I - Condensed Financial Statements of SPS Transaction
     Services, Inc. (Parent Company Only)                              S-1**

     Independent Auditors' Report                                      S-5**


     * Refers to page number in Annual Report.
     ** Refers to page number in this Form 10-K.

     All other Financial Statement Schedules have been omitted since the information is not applicable, is not required or is included in the Consolidated Financial Statement or Notes to Consolidated Financial Statement listed under section (a)1 above.

3. Listing of Exhibits. The following exhibits are incorporated by reference or filed herewith:

3.1 Certificate of Incorporation of the Company (incorporated by reference from Exhibit 3.1 of the Company's Registration Statement No. 33-44937 (the "1992 Registration Statement")).

3.2 By-laws of the Company (incorporated by reference from Exhibit 3.2 of the 1992 Registration Statement).

4.1 Form of certificate representing shares of Common Stock of the Company (incorporated by reference from Exhibit 4.1 of the 1992 Registration Statement).

10.1 Services Agreement for Systems Operations Services dated September 17, 1993, between SPS and Advantis (portions of which have been granted confidential treatment pursuant to an order of the Securities and Exchange Commission, which will remain in effect until December 31,
      1998) (incorporated by reference from Exhibit 10.1 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "1993 Form 10-K")).

10.2 Service Agreement dated as of February 1, 1994, and Amendment to the Service Agreement dated as of January 31, 1995, each between SPS and MountainWest (incorporated by reference from Exhibit 10.2 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "1994 Form 10-K")).

10.3 POS Debit Card Program Letter Agreement dated as of August 30, 1994, between SPS and Discover Card Services, Inc. ("Discover Card") (incorporated by reference from Exhibit 10.3 of the 1994 Form 10-K).

10.4 Management Services Agreement dated as of January 1, 1992, between the Company and NCSI (incorporated by reference from Exhibit 10.2 of the 1992 Registration Statement).

10.5 Amendment to the Advantis/SPS Payment Systems, Inc. Master Agreement for Systems Operations Services effective March 13, 1997, between Advantis and SPS (incorporated by reference from Exhibit 10.5 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K")).

10.6 Third Amendment to Service Agreement made effective as of January 1, 1996, between SPS and MountainWest (incorporated by reference from Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 (the "1996 Third Quarter Form 10-Q")).

10.7 Third-Party Processing and Cooperative Network Service Agreement made as of September 28, 1992, between SPS and Discover Card (incorporated by reference from Exhibit 10.7 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992 (the "1992 Form 10-K")).

10.8 Terminal Service Agreement made as of January 1, 1992, between SPS and Discover Card (incorporated by reference from Exhibit 10.6 of the 1992 Registration Statement).

10.9 Letter Agreement dated November 5, 1992, between SPS and Discover Card, amending the Terminal Service Agreement made as of January 1, 1992 (incorporated by reference from Exhibit 10.9 of the 1992 Form 10-K).

10.10 Amended and Restated Marketing Services Agreement dated as of January 1, 1996, between SPS and NCSI (incorporated by reference from Exhibit 10.2 of the 1996 Third Quarter Form 10-Q).

10.11 System Access Agreement entered into August 1, 1992, between SPS and Discover Card (incorporated by reference from Exhibit 10.11 of the 1992 Form 10-K).

10.12 Lease Agreement made February 1, 1993, between SPS and NCSI
      (incorporated by reference from Exhibit 10.12 of the 1993 Form 10-K).

10.13 Assignment and Assumption of Lease dated as of December 31, 1993, between SPS and NCSI, and Office Lease Agreement made and entered into October 1, 1990, between NCSI and Price Development Company
      (incorporated by reference from Exhibit 10.13 of the 1993 Form 10-K).

10.14 Service Agreement dated as of January 1, 1988, between SPS and HSB (incorporated by reference from Exhibit 10.12 of the 1992 Registration Statement).

10.15 Service Agreement dated as of November 1, 1990, between SPS and MountainWest (incorporated by reference from Exhibit 10.13 of the 1992 Registration Statement).

10.16 Registration Agreement made as of February 25, 1992, between the Company and NCSI (incorporated by reference from Exhibit 10.16 of the 1993 Form 10-K).

10.17 Letter Agreement dated as of September 1, 1995, between SPS and NOVUS Services, Inc. (successor in interest to Discover Card)("NSI"), amending the System Access Agreement entered into August 1, 1992, the Terminal Service Agreement made as of January 1, 1992, as amended, and the Third Party Processing and Cooperative Network Service Agreement made as of September 28, 1992 (incorporated by reference from Exhibit 10.17 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "1995 Form 10-K")).

10.18 Third Amended and Restated Master Receivables Purchase Agreement dated as of July 19, 1995, and First Amendment to the Third Amended and Restated Master Receivables Purchase Agreement dated as of December 15, 1995, each among HSB, SPS, DWD, RCC and Bank of America National Trust and Savings Association (incorporated by reference from Exhibit 10.18 of the 1995 Form 10-K).

10.19 Assignment and Assumption Agreement dated as of July 19, 1995, among HSB, SPS, DWD, RPC, RCC and Bank of America National Trust and Savings Association (incorporated by reference from Exhibit 10.19 of the 1995 Form 10-K).

10.20 Amended and Restated Credit Card Receivables Purchase Agreement dated as of April 15, 1997 among HSB, the Company, SPS, DWD, BCC and Societe Generale (incorporated by reference from Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 (the "1997 First Quarter Form 10-Q")).

10.21*Fourth Amended and Restated Receivables Purchase Agreement dated as of
      October 31, 1997, among HSB, SPS, MSDWD, RCC and Bank of America National Trust and Savings Association.

10.22 Merchant Services Agreement made as of February 19, 1987, between HSB and Goodyear (incorporated by reference from Exhibit 10.17 of the 1992 Registration Statement).

10.23 Amendment to the Terminal Service Agreement dated as of July 1, 1993, between SPS and Discover Card (incorporated by reference from Exhibit
      10.25 of the 1993 Form 10-K).

10.24 Form of Interest Rate and Currency Exchange Agreement between the Company and DWD or NCSI (incorporated by reference from Exhibit 10.26 of the 1993 Form 10-K).

10.25*Agreement of Sublease made as of December 31, 1997 between SPS and MountainWest.

10.26 First Amendment to Service Agreement made as of January 1, 1993, between SPS and MountainWest (incorporated by reference from Exhibit 10.28 of the 1992 Form 10-K).

10.27 Form of Cardholder Agreement (incorporated by reference from Exhibit
      10.29 of the 1993 Form 10-K).

10.28 Amendment to the Merchant Services Agreement dated as of April 27, 1993, between HSB and Goodyear (portions of which have been granted confidential treatment pursuant to an order of the Securities and Exchange Commission which will remain in effect until June 14, 1999) (incorporated by reference from Exhibit 10.31 of the 1993 Form 10-K).

10.29#Omnibus Equity Incentive Plan (incorporated by reference from Exhibit 4.1 of the MSDWD Registration Statement No. 33-63024 on Form S-8).

10.30#1994 Omnibus Equity Plan (incorporated by reference from Exhibit 10.52 of the MSDWD Annual Report on Form 10-K for the fiscal year ended December 31, 1993).

10.31#Employees Replacement Stock Plan (incorporated by reference from Exhibit
      4.2 of the MSDWD Registration Statement No. 33-63024 on Form S-8).

10.32#Amendment to the Employees Replacement Stock Plan (adopted June 18,
      1993)(incorporated by reference from Exhibit 10.1 of the MSDWD Current Report on Form 8-K dated November 18, 1993).

10.33 Form of Amended and Restated Borrowing Agreement between the Company and DWD (incorporated by reference from Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995 (the "1995 Third Quarter Form 10-Q")).

10.34 Amendment to the Facility Fee Letter Agreement dated as of May 3, 1996, between the Company and DWD (incorporated by reference from Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996 (the "1996 First Quarter Form 10-Q")).

10.35 Facility Fee Letter Agreement dated September 1, 1995 between the Company and DWD (incorporated by reference from Exhibit 10.3 of the 1995 Third Quarter Form 10-Q).

10.36#SPS Transaction Services, Inc. Employee Stock Purchase Plan (amended and restated as of January 1, 1996) (incorporated by reference from Exhibit
      10.36 of the 1995 Form 10-K).

10.37#SPS Transaction Services, Inc. Amended and Restated Formula Plan for
      Non- Affiliate Directors (incorporated by reference from Exhibit 10.38 of the 1992 Form 10-K).

10.38#SPS Transaction Services, Inc. Amended and Restated 1992 Employees Stock
      Plan (incorporated by reference from Exhibit 10.39 of the 1992 Form 10-
      K).

10.39#SPS Transaction Services, Inc. 1995 Omnibus Equity Plan (incorporated by reference from Exhibit 10.40 of the 1994 Form 10-K).

10.40#SPS Transaction Services, Inc. Amended and Restated Tax Deferred Equity
      Participation Plan (incorporated by reference from Exhibit 4.3 of the Company's Registration Statement No. 333-412 on Form S-8).

10.41#NOVUS Credit Services Inc. Supplemental Retirement Income Plan, formerly known as the Sears Consumer Financial Corporation Supplemental Retirement Income Plan, effective as of January 1, 1989 (incorporated by reference from Exhibit 10.36 of the MSDWD Registration Statement No. 33-56104 on Form S-1).

10.42#Tax Deferred Equity Participation Plan (amended and restated October 21,
      1994) (incorporated by reference from Exhibit 4.1 of the Post- Effective Amendment No. 1 to the MSDWD Registration Statement No. 33- 82240 on Form S-8).

10.43 Sales Lead Letter Agreement dated January 26, 1995, between SPS and Discover Card (incorporated by reference from Exhibit 10.47 of the 1994 Form 10-K).

10.44 Amended and Restated Merchant Services Agreement made as of December 29, 1994, between HSB and Tandy (incorporated by reference from Exhibit
      10.48 of the 1994 Form 10-K).

10.45 Purchase Agreement made as of December 30, 1994, among Tandy National Bank, Tandy Credit Corporation and HSB (incorporated by reference from
      Exhibit 2.1 of the Company's Current Report on Form 8-K dated December 30, 1994).

10.46 Acquisition Agreement dated as of January 18, 1995, as amended, among HSB, Tandy National Bank and Tandy Credit Corporation (incorporated by reference from Exhibit 2.1 of the Company's Current Report on Form 8-K dated March 30, 1995).

10.47 Agreement and Plan of Merger dated as of March 30, 1995, among HSB, Hurley Receivables Corporation, Tandy and Tandy Credit Corporation (incorporated by reference from Exhibit 2.2 of the Company's Current Report on Form 8-K dated March 30, 1995).

10.48 Assignment and Assumption Agreement dated as of March 30, 1995, between SPS Newco, Inc. and Tandy Receivables Corporation (incorporated by reference from Exhibit 2.3 of the Company's Current Report on Form 8-K dated March 30, 1995).

10.49 Letter Amendment to Third Amended and Restated Master Receivables Purchase Agreement dated as of December 6, 1996 among HSB, SPS, DWD, RCC and Bank of America National Trust and Savings Association (incorporated by reference from Exhibit 10.49 of the 1996 Form 10-K).

10.50 Addendum to the Merchant Services Agreement dated as of April 1, 1994, between HSB and Goodyear (incorporated by reference from Exhibit 10.52 of the 1994 Form 10-K).

10.51 First Amendment to the Amended and Restated Borrowing Agreement dated as of May 3, 1996, between the Company and DWD (incorporated by reference from Exhibit 10.1 of the 1996 First Quarter Form 10-Q).

10.52 Second Amendment to the Amended and Restated Borrowing Agreement dated as of September 30, 1996, between the Company and DWD (incorporated by reference from Exhibit 10.6 of the 1996 Third Quarter Form 10-Q).

10.53 Service Agreement dated as of September 1, 1996, between SPS and NSI (incorporated by reference from Exhibit 10.3 of the 1996 Third Quarter Form 10-Q).

10.54 First Amendment to the Lease Agreement made on March 20, 1997, between NCSI and SPS (incorporated by reference from Exhibit 10.54 of the 1996 Form 10-K).

10.55 Lease Agreement made as of January 1, 1997, between NCSI and SPS (incorporated by reference from Exhibit 10.55 of the 1996 Form 10-K).

10.56#First Amendment to the NOVUS Credit Services Inc. Supplemental
      Retirement Income Plan (adopted December 8, 1992) (incorporated by reference from Exhibit 10.41 of the MSDWD Annual Report on Form 10-K for the fiscal year ended December 31, 1993).

10.57#Second Amendment to the NOVUS Credit Services Inc. Supplemental
      Retirement Income Plan (adopted June 15, 1993) (incorporated by reference from Exhibit 10.42 of the MSDWD Annual Report on Form 10-K for the fiscal year ended December 31, 1993).

10.58#Third Amendment to the NOVUS Credit Services Inc. Supplemental
      Retirement Income Plan (adopted February 13, 1995) (incorporated by reference from Exhibit 10.27 of the MSDWD Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

10.59*#Amendment to the SPS Transaction Services, Inc. Amended and Restated Tax
       Deferred Equity Participation Plan (adopted April 29, 1997).

10.60 Third Amendment to the Amended and Restated Borrowing Agreement dated as of January 31, 1997, between the Company and DWD (incorporated by reference from Exhibit 10.1 of the 1997 First Quarter Form 10-Q).

10.61 Fourth Amendment to the Amended and Restated Borrowing Agreement dated as of April 13, 1997, between the Company and MSDWD (incorporated by reference from Exhibit 10.1 of the Company's Quarterly Report on Form 10- Q for the quarterly period ended June 30, 1997 (the "1997 Second Quarter Form 10-Q")).

10.62 Amendment to the Facility Fee Letter Agreement dated as of April 13, 1997 between the Company and MSDWD (incorporated by reference from Exhibit 10.2 of the 1997 Second Quarter Form 10-Q).

10.63*First Amendment to Third Party Processing and Cooperative Network
      Service Agreement entered into January 1, 1998 between NSI and SPS.

10.64#Amendment to Tax Deferred Equity Participation Plan (adopted October
      3,1997) (incorporated by reference from Exhibit 10.17 of the MSDWD Annual Report on Form 10-K for the fiscal year ended November 30, 1997).

10.65*Second Amendment to the Terminal Service Agreement dated as of January
      1, 1997, between SPS and NSI.

10.66*#SPS Senior Management Retention Plan (adopted November 19, 1997).

10.67*#SPS Incentive Plan (adopted November 19, 1997).
                                        -24-
11.0* Statement Re: Computation of Earnings per Common Share.

13.1* Annual Report to Stockholders. Except for those portions expressly incorporated by reference herein, the 1997 Annual Report is furnished for the information of the Commission and is not deemed "filed" as part of this Annual Report on Form 10-K.

21.1 Subsidiaries of the Company (incorporated by reference from Exhibit 22.1 of the 1992 Form 10-K).

23.1* Independent Auditors' Consent.

24.1* Powers of Attorney.

27.0* Financial Data Schedule.

* Filed herewith.
# Management contract or compensatory plan or arrangement.

(b)  Current Reports on Form 8-K

      A Current Report on Form 8-K dated January 27, 1998 was filed with the Securities and Exchange Commission reporting Item 7 relating to the Company's fourth quarter earnings release.

      A Current Report on Form 8-K dated November 12, 1997 was filed with the Securities and Exchange Commission reporting Item 7 relating to the Company's 1997 Third Quarter Report to Stockholders.

      A Current Report on Form 8-K dated October 21, 1997 was filed with the Securities and Exchange Commission reporting Item 7 relating to the Company's third quarter earnings release.

                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 30, 1998.

                                    SPS TRANSACTION SERVICES, INC.
                                    ------------------------------
                                           (Registrant)

                                    By: ROBERT L. WIESENECK
                                        ------------------------------
                                        Robert L. Wieseneck, President

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed on March 30, 1998, by the following persons on behalf of the Registrant and in the capacities indicated:

           Signature                               Capacity
---------------------------------       --------------------------------------
THOMAS C. SCHNEIDER*
---------------------------------
Thomas C. Schneider                     Chairman of the Board
                                        Chief Financial Officer and Director
                                        (Principal Financial Officer)
ROBERT L. WIESENECK
---------------------------------
Robert L. Wieseneck                     President, Chief Executive Officer and
                                        Director (Principal Executive Officer)
RUSSELL J. BONAGUIDI*
---------------------------------
Russell J. Bonaguidi                    Vice President and Controller
                                        (Principal Accounting Officer)
FRANK T. CARY*
---------------------------------
Frank T. Cary                           Director

CHRISTINE A. EDWARDS*
---------------------------------
Christine A. Edwards                    General Counsel and Director

MITCHELL M. MERIN*
---------------------------------
Mitchell M. Merin                       Director

CHARLES F. MORAN*
---------------------------------
Charles F. Moran                        Director

PHILIP J. PURCELL*
---------------------------------
Philip J. Purcell                       Director

DENNIE M. WELSH*
---------------------------------
Dennie M. Welsh                         Director

*ROBERT L. WIESENECK
---------------------------------
By Robert L. Wieseneck,
Attorney-in-fact


SCHEDULE I


SPS TRANSACTION SERVICES, INC.
(Parent Company Only)


CONDENSED BALANCE SHEETS
-----------------------------------------------------------------------------
(In Thousands)

                                                         December 31,
                                                 ----------------------------
                                                     1997             1996
                                                 -----------      -----------
Assets:
   Investments in consolidated subsidiaries      $   204,424      $   191,597
   Advances to subsidiaries                          100,374           40,553
   Due from an affiliated company                        463            2,148
   Other assets                                          283              282
                                                 -----------      -----------
Total Assets                                     $   305,544      $   234,580
                                                 ===========      ===========

Liabilities and Stockholders' Equity:
   Payables to subsidiaries                      $    19,765      $     6,130
   Due to affiliated companies                        21,426            3,520
   Other liabilities                                   1,318              538
                                                 -----------      -----------
     Total liabilities                                42,509           10,188
   Total stockholders' equity                        263,035          224,392
                                                 -----------      -----------
Total Liabilities and Stockholders' Equity       $   305,544      $   234,580
                                                 ===========      ===========


See notes to condensed financial statements.


SCHEDULE I


SPS TRANSACTION SERVICES, INC.
(Parent Company Only)

CONDENSED STATEMENTS OF INCOME
-------------------------------------------------------------------------------
(In Thousands)

                                                        December 31,
                                             ----------------------------------
                                               1997         1996         1995
                                             --------     --------     --------
Dividends received from subsidiaries         $ 25,000     $     --     $ 15,000
Interest on advances to subsidiaries           39,513       44,375       23,526
Other revenues                                     --        2,258          573
                                             --------     --------     --------
   Total revenues                              64,513       46,633       39,099
                                             --------     --------     --------


Interest expense                               38,158       42,661       18,169
Other expenses                                    177          180          192
                                             --------     --------     --------
   Total expenses                              38,335       42,841       18,361
                                             --------     --------     --------

Income before income taxes and equity
   in undistributed net earnings of
   subsidiaries                                26,178        3,792       20,738
Income tax expense                                504        1,416        2,258
                                             --------     --------     --------
Income before equity in undistributed
   net earnings of subsidiaries                25,674        2,376       18,480
Equity in undistributed net earnings
   of subsidiaries                             12,826       20,870       24,993
                                             --------     --------     --------
Net income                                   $ 38,500     $ 23,246     $ 43,473
                                             ========     ========     ========



See notes to condensed financial statements.




SCHEDULE I

SPS TRANSACTION SERVICES, INC.
(Parent Company Only)

CONDENSED STATEMENTS OF CASH FLOWS
------------------------------------------------------------------------------
(In Thousands)

                                                Year Ended December 31,
                                           -----------------------------------
                                              1997         1996         1995
                                           ---------    ---------    ---------
Cash Flows From Operating Activities:
Net income                                 $  38,500    $  23,246    $  43,473
Adjustments to reconcile net income to
  net cash flows from operating activities:
   Compensation payable in common stock           72          855          401
   Equity in undistributed net earnings
    of subsidiaries                          (12,826)     (20,870)     (24,993)
   (Increase) decrease in operating assets:
     Due from an affiliated company            1,685       (1,575)        (573)
     Other assets                                 (1)         (39)        (243)
    Increase (decrease) in operating liabilities:
     Due to affiliated companies              18,345        1,303        4,072
     Other liabilities                           780         (159)          50
                                           ---------    ---------    ---------
       Net cash from operating activities     46,555        2,761       22,187
                                           ---------    ---------    ---------

Cash Flows From Investing Activities:
Investments in and advances to
  subsidiaries, net                          (46,187)      (2,883)     (17,822)

Cash Flows From Financing Activities:
Due to an affiliated company                      --           --       (3,073)
Proceeds from exercise of stock options           52          622          665
Changes in treasury stock, net                  (420)        (500)      (1,957)
                                           ---------    ---------    ---------
       Net cash from financing activities       (368)         122       (4,365)
                                           ---------    ---------    ---------

Cash                                               0            0            0
Cash, Beginning of Year                           --           --           --
                                           ---------    ---------    ---------
Cash, End of Year                          $       0    $       0    $       0
                                           =========    =========    =========
Supplemental Disclosures of Cash Flow
  Information:
Cash paid for interest                     $  38,857    $  42,316    $  15,021
Cash (refunded) paid for income taxes           (344)       1,641        2,406
                                           =========    =========    =========
Supplemental Schedule of Noncash Investing
  and Financing Activities:
Employee stock benefit plan
  transactions                             $     439    $     959    $     924
                                           =========    =========    =========
See notes to condensed financial statements.


SPS TRANSACTION SERVICES, INC.
(Parent Company Only)


NOTES TO CONDENSED FINANCIAL STATEMENTS



1. Introduction and Basis of Presentation

     The condensed financial statements, including the notes thereto, of SPS Transaction Services, Inc. (the "Parent Company") should be read in conjunction with the consolidated financial statements of SPS Transaction Services, Inc. and subsidiaries (the "Company") and the notes thereto found in pages 26-39 of the Company's 1997 Annual Report to Stockholders (the "Annual Report") which is incorporated by reference in this Form 10-K.

     The Company is a 73.5% majority owned subsidiary of NOVUS Credit Services Inc. ("NCSI"), which in turn is a wholly owned, direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). On May 31, 1997, Morgan Stanley Group Inc. was merged with and into Dean Witter, Discover & Co. At that time Dean Witter, Discover & Co. changed its corporate name to Morgan Stanley, Dean Witter, Discover & Co. On March 24, 1998 the shareholders of MSDWD approved the change of its corporate name to Morgan Stanley Dean Witter & Co. ("MSDW").

2. Dividends Received from Subsidiaries

     The Company received dividends from its consolidated subsidiaries totaling $25.0 million and $15.0 million for the years ended December 31, 1997 and 1995, respectively. No dividends were received by the Company from its consolidated subsidiaries for the year ended December 31, 1996

3. Payment of Dividends

     The Company has not paid any dividends on its Common Stock and anticipates retaining future operating cash flows for the foreseeable future to finance growth and business expansion rather than to pay dividends to its stockholders. Any future determination as to the payment of dividends will depend upon results of operations, capital requirements, financial condition of the Company and such other factors as the Board of Directors of the Company in its discretion shall determine.

INDEPENDENT AUDITORS' REPORT

Stockholders and Board of Directors
SPS Transaction Services, Inc.

We have audited the consolidated financial statements of SPS Transaction Services, Inc. and subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and have issued our report thereon dated February 18, 1998; such financial statements and report are included in your 1997 Annual Report to Stockholders and are incorporated herein by reference. Our audits also included Schedule I listed in Item 14. This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.




/s/ Deloitte & Touche LLP
Chicago, Illinois
February 18, 1998

Sequential
                                                                      Page
Exhibit       Description                                            Number
-------       -----------------------------------------------      ----------
3. Listing of Exhibits. The following exhibits are incorporated by reference or filed herewith:

3.1 Certificate of Incorporation of the Company (incorporated by reference from Exhibit 3.1 of the Company's Registration Statement No. 33-44937 (the "1992 Registration Statement")).

3.2 By-laws of the Company (incorporated by reference from Exhibit 3.2 of the 1992 Registration Statement).

4.1 Form of certificate representing shares of Common Stock of the Company (incorporated by reference from Exhibit 4.1 of the 1992 Registration Statement).

10.1 Services Agreement for Systems Operations Services dated September 17, 1993, between SPS and Advantis (portions of which have been granted confidential treatment pursuant to an order of the Securities and Exchange Commission, which will remain in effect until December 31, 1998) (incorporated by reference from Exhibit
            10.1 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "1993 Form 10-K")).

10.2 Service Agreement dated as of February 1, 1994, and Amendment to the Service Agreement dated as of January 31, 1995, each between SPS and MountainWest (incorporated by reference from Exhibit 10.2 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "1994 Form 10-K")).

10.3 POS Debit Card Program Letter Agreement dated as of August 30, 1994, between SPS and Discover Card Services, Inc. ("Discover Card") (incorporated by reference from Exhibit 10.3 of the 1994 Form 10-K).

10.4 Management Services Agreement dated as of January 1, 1992, between the Company and NCSI (incorporated by reference from Exhibit 10.2 of the 1992 Registration Statement).

10.5 Amendment to the Advantis/SPS Payment Systems, Inc. Master Agreement for Systems Operations Services effective March 13, 1997, between Advantis and SPS (incorporated by reference from Exhibit 10.5 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K")).

10.6 Third Amendment to Service Agreement made effective as of January 1, 1996, between SPS and MountainWest (incorporated by reference from Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 (the "1996 Third Quarter Form 10-Q")).

10.7 Third-Party Processing and Cooperative Network Service Agreement made as of September 28, 1992, between SPS and Discover Card (incorporated by reference from Exhibit 10.7 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992
            (the "1992 Form 10-K")).

10.8 Terminal Service Agreement made as of January 1, 1992, between SPS and Discover Card (incorporated by reference from Exhibit 10.6 of the 1992 Registration Statement).

10.9 Letter Agreement dated November 5, 1992, between SPS and Discover Card, amending the Terminal Service Agreement made as of January 1, 1992 (incorporated by reference from Exhibit 10.9 of the 1992 Form 10-K).

10.10 Amended and Restated Marketing Services Agreement dated as of January 1, 1996, between SPS and NCSI (incorporated by reference from Exhibit 10.2 of the 1996 Third Quarter Form 10-Q).

10.11 System Access Agreement entered into August 1, 1992, between SPS and Discover Card (incorporated by reference from Exhibit 10.11 of the 1992 Form 10-K).

10.12 Lease Agreement made February 1, 1993, between SPS and NCSI (incorporated by reference from Exhibit 10.12 of the 1993 Form 10-K).

10.13 Assignment and Assumption of Lease dated as of December 31, 1993, between SPS and NCSI, and Office Lease Agreement made and entered into October 1, 1990, between NCSI and Price Development Company (incorporated by reference from Exhibit 10.13 of the 1993 Form 10-K).

10.14 Service Agreement dated as of January 1, 1988, between SPS and HSB (incorporated by reference from Exhibit 10.12 of the 1992 Registration
            Statement).

10.15 Service Agreement dated as of November 1, 1990, between SPS and MountainWest (incorporated by reference from Exhibit 10.13 of the 1992 Registration Statement).

10.16 Registration Agreement made as of February 25, 1992, between the Company and NCSI (incorporated by reference from Exhibit 10.16 of the 1993 Form 10-K).

10.17 Letter Agreement dated as of September 1, 1995, between SPS and NOVUS Services, Inc. (successor in interest to Discover
            Card)("NSI"), amending the System Access Agreement entered into August 1, 1992, the Terminal Service Agreement made as of January 1, 1992, as amended, and the Third Party Processing and Cooperative Network Service Agreement made as of September 28, 1992 (incorporated by reference from Exhibit 10.17 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "1995 Form 10-K")).

10.18 Third Amended and Restated Master Receivables Purchase Agreement dated as of July 19, 1995, and First Amendment to the Third Amended and Restated Master Receivables Purchase Agreement dated as of December 15, 1995, each among HSB, SPS, DWD, RCC and Bank of America National Trust and Savings Association (incorporated by reference from Exhibit 10.18 of the 1995 Form 10-K).

10.19 Assignment and Assumption Agreement dated as of July 19, 1995, among HSB, SPS, DWD, RPC, RCC and Bank of America National Trust and Savings Association (incorporated by reference from Exhibit
            10.19 of the 1995 Form 10-K).

10.20 Amended and Restated Credit Card Receivables Purchase Agreement dated as of April 15, 1997 among HSB, the Company, SPS, DWD, BCC and Societe Generale (incorporated by reference from Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 (the "1997 First Quarter Form 10-Q")).

10.21* Fourth Amended and Restated Receivables Purchase Agreement dated as of October 31, 1997, among HSB, SPS, MSDWD, RCC and Bank of America National Trust and Savings Association.

10.22 Merchant Services Agreement made as of February 19, 1987, between HSB and Goodyear (incorporated by reference from Exhibit 10.17 of the 1992 Registration Statement).

10.23 Amendment to the Terminal Service Agreement dated as of July 1, 1993, between SPS and Discover Card (incorporated by reference from Exhibit 10.25 of the 1993 Form 10-K).

10.24 Form of Interest Rate and Currency Exchange Agreement between the Company and DWD or NCSI (incorporated by reference from Exhibit
            10.26 of the 1993 Form 10-K).

10.25* Agreement of Sublease made as of December 31, 1997 between SPS and MountainWest.

10.26 First Amendment to Service Agreement made as of January 1, 1993, between SPS and MountainWest (incorporated by reference from Exhibit 10.28 of the 1992 Form 10-K).

10.27       Form of Cardholder Agreement (incorporated by reference from
            Exhibit 10.29 of the 1993 Form 10-K).

10.28 Amendment to the Merchant Services Agreement dated as of April 27, 1993, between HSB and Goodyear (portions of which have been granted confidential treatment pursuant to an order of the Securities and Exchange Commission which will remain in effect until June 14, 1999) (incorporated by reference from Exhibit 10.31 of the 1993 Form 10-K).

10.29#      Omnibus Equity Incentive Plan (incorporated by reference from
            Exhibit 4.1 of the MSDWD Registration Statement No. 33-63024 on Form S-8).

10.30#      1994 Omnibus Equity Plan (incorporated by reference from Exhibit
            10.52 of the MSDWD Annual Report on Form 10-K for the fiscal year ended December 31, 1993).

10.31#      Employees Replacement Stock Plan (incorporated by reference from
            Exhibit 4.2 of the MSDWD Registration Statement No. 33-63024 on Form S-8).

10.32# Amendment to the Employees Replacement Stock Plan (adopted June 18, 1993)(incorporated by reference from Exhibit 10.1 of the MSDWD Current Report on Form 8-K dated November 18, 1993).

10.33 Form of Amended and Restated Borrowing Agreement between the Company and DWD (incorporated by reference from Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995 (the "1995 Third Quarter Form 10-Q")).

10.34 Amendment to the Facility Fee Letter Agreement dated as of May 3, 1996, between the Company and DWD (incorporated by reference from Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996 (the "1996 First Quarter Form 10-Q")).

10.35 Facility Fee Letter Agreement dated September 1, 1995 between the Company and DWD (incorporated by reference from Exhibit 10.3 of the 1995 Third Quarter Form 10-Q).

10.36# SPS Transaction Services, Inc. Employee Stock Purchase Plan (amended and restated as of January 1, 1996) (incorporated by reference from Exhibit 10.36 of the 1995 Form 10-K).

10.37# SPS Transaction Services, Inc. Amended and Restated Formula Plan for Non-Affiliate Directors (incorporated by reference from Exhibit 10.38 of the 1992 Form 10-K).

10.38# SPS Transaction Services, Inc. Amended and Restated 1992 Employees Stock Plan (incorporated by reference from Exhibit 10.39 of the 1992 Form 10-K).

10.39#      SPS Transaction Services, Inc. 1995 Omnibus
            Equity Plan (incorporated by reference
            from Exhibit 10.40 of the 1994 Form 10-K).

10.40#      SPS Transaction Services, Inc. Amended and
            Restated Tax Deferred Equity Participation
            Plan (incorporated by reference from
            Exhibit 4.3 of the Company's Registration
            Statement No. 333-412 on Form S-8).

10.41# NOVUS Credit Services Inc. Supplemental Retirement Income Plan, formerly known as the Sears Consumer Financial Corporation Supplemental Retirement Income Plan, effective as of January 1, 1989 (incorporated by reference from Exhibit 10.36 of the MSDWD Registration Statement No. 33-56104 on Form S-1).

10.42# Tax Deferred Equity Participation Plan (amended and restated October 21, 1994) (incorporated by reference from Exhibit 4.1 of the Post-Effective Amendment No. 1 to the MSDWD Registration Statement No. 33-82240 on Form S-8).

10.43 Sales Lead Letter Agreement dated January 26, 1995, between SPS and Discover Card (incorporated by reference from Exhibit 10.47 of the 1994 Form 10-K).

10.44 Amended and Restated Merchant Services Agreement made as of December 29, 1994, between HSB and Tandy (incorporated by reference from Exhibit 10.48 of the 1994 Form 10-K).

10.45 Purchase Agreement made as of December 30, 1994, among Tandy National Bank, Tandy Credit Corporation and HSB (incorporated by reference from Exhibit 2.1 of the Company's Current Report on Form 8-K dated December 30, 1994).

10.46 Acquisition Agreement dated as of January 18, 1995, as amended, among HSB, Tandy National Bank and Tandy Credit Corporation (incorporated by reference from Exhibit 2.1 of the Company's Current Report on Form 8-K dated March 30, 1995).

10.47 Agreement and Plan of Merger dated as of March 30, 1995, among HSB, Hurley Receivables Corporation, Tandy and Tandy Credit Corporation (incorporated by reference from Exhibit 2.2 of the Company's Current Report on Form 8-K dated March 30, 1995).

10.48 Assignment and Assumption Agreement dated as of March 30, 1995, between SPS Newco, Inc. and Tandy Receivables Corporation (incorporated by reference from Exhibit 2.3 of the Company's Current Report on Form 8-K dated March 30, 1995).

10.49 Letter Amendment to Third Amended and Restated Master Receivables Purchase Agreement dated as of December 6, 1996 among HSB, SPS, DWD, RCC and Bank of America National Trust and Savings Association (incorporated by reference from Exhibit 10.49 of the 1996 Form 10-K).

10.50 Addendum to the Merchant Services Agreement dated as of April 1, 1994, between HSB and Goodyear (incorporated by reference from Exhibit 10.52 of the 1994 Form 10-K).

10.51 First Amendment to the Amended and Restated Borrowing Agreement dated as of May 3, 1996, between the Company and DWD (incorporated by reference from Exhibit 10.1 of the 1996 First Quarter Form 10-Q).

10.52 Second Amendment to the Amended and Restated Borrowing Agreement dated as of September 30, 1996, between the Company and DWD (incorporated by reference from Exhibit 10.6 of the 1996 Third Quarter Form 10-Q).

10.53 Service Agreement dated as of September 1, 1996, between SPS and NSI (incorporated by reference from Exhibit 10.3 of the 1996 Third Quarter
            Form 10-Q).

10.54 First Amendment to the Lease Agreement made on March 20, 1997, between NCSI and SPS (incorporated by reference from Exhibit 10.54 of the 1996 Form 10-K).

10.55 Lease Agreement made as of January 1, 1997, between NCSI and SPS (incorporated by reference from Exhibit 10.55 of the 1996 Form 10-K).

10.56# First Amendment to the NOVUS Credit Services Inc. Supplemental Retirement Income Plan (adopted December 8, 1992) (incorporated by reference from Exhibit 10.41 of the MSDWD Annual Report on Form 10-K for the fiscal year ended December 31, 1993).

10.57# Second Amendment to the NOVUS Credit Services Inc. Supplemental Retirement Income Plan (adopted June 15, 1993) (incorporated by reference from Exhibit 10.42 of the MSDWD Annual Report on Form 10-K for the fiscal year ended December 31, 1993).

10.58# Third Amendment to the NOVUS Credit Services Inc. Supplemental Retirement Income Plan (adopted February 13, 1995) (incorporated by reference from Exhibit 10.27 of the MSDWD Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

10.59*# Amendment to the SPS Transaction Services, Inc. Amended and Restated Tax Deferred Equity Participation Plan (adopted April 29,
            1997).

10.60 Third Amendment to the Amended and Restated Borrowing Agreement dated as of January 31, 1997, between the Company and DWD (incorporated by reference from Exhibit 10.1 of the 1997 First Quarter Form 10-Q).

10.61 Fourth Amendment to the Amended and Restated Borrowing Agreement dated as of April 13, 1997, between the Company and MSDWD (incorporated by reference from Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 (the "1997 Second Quarter Form 10-Q")).

10.62 Amendment to the Facility Fee Letter Agreement dated as of April 13, 1997 between the Company and MSDWD (incorporated by reference from Exhibit 10.2 of the 1997 Second Quarter Form 10-Q).

10.63* First Amendment to Third Party Processing and Cooperative Network Service Agreement entered into January 1, 1998 between NSI and SPS.

10.64# Amendment to Tax Deferred Equity Participation Plan (adopted October 3,1997) (incorporated by reference from Exhibit 10.17 of the MSDWD Annual Report on Form 10-K for the fiscal year ended November 30, 1997).

10.65* Second Amendment to the Terminal Service Agreement dated as of January 1, 1997, between SPS and NSI.

10.66*#SPS  Senior Management Retention Plan (adopted November
            19, 1997).

10.67*#SPS Incentive Plan (adopted November 19, 1997).

11.0*       Statement Re: Computation of Earnings per Common
            Share.

13.1* Annual Report to Stockholders. Except for those portions expressly incorporated by reference herein, the 1997 Annual Report is furnished for the information of the Commission and is not deemed "filed" as part of this Annual Report on Form 10-K.

21.1 Subsidiaries of the Company (incorporated by reference from Exhibit 22.1 of the 1992 Form 10-K).

23.1*       Independent Auditors' Consent.

24.1*       Powers of Attorney.

27.0*       Financial Data Schedule.

* Filed herewith.
# Management contract or compensatory plan or arrangement.





                                                               Exhibit (d)(4)





                                  CLIENTACTIVE







                         [SPS Transaction Services Logo]


                         SPS Transaction Services, Inc.
                               1997 Annual Report






SPS Transaction Services, Inc. (NYSE:PAY) is a leading provider of technology-based outsourcing services. Principal businesses include electronic processing of non-cash transactions, consumer private label credit card program administration, commercial accounts receivable processing and call center teleservices such as technical help-desk support. The company operates its businesses primarily through two wholly owned subsidiaries, SPS Payment Systems, Inc. and Hurley State Bank. SPS is an indirect, 73.5 percent-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.





     CONTENTS
2    SPS At-a-Glance
4    Letter to Stockholders
7    Being Clientactive
16   Management's Discussion and Analysis
26   Financial Statements
30   Notes to Financial Statements
42   Responsibility for Financial Statements and Independent Auditors' Report
43   5-Year Selected Financial Data
44   Board of Directors and Officers


                             Financial Highlights
                      In thousands, except per share data



                                                 1997        1996   % Change
------------------------------------------------------------------------------
INCOME STATEMENT DATA
Net operating revenues                       $  346,885 $  320,920      8.1
------------------------------------------------------------------------------
Net income                                       38,500     23,246     65.6
------------------------------------------------------------------------------
Basic earnings per common share                    1.41       0.86     64.0
------------------------------------------------------------------------------
Diluted earnings per common share                  1.41       0.85     65.9
------------------------------------------------------------------------------

BALANCE SHEET DATA
Total credit card loans                      $1,295,787  $1,637,507   (20.9)
------------------------------------------------------------------------------
Total assets                                  1,512,403   1,760,785   (14.1)
------------------------------------------------------------------------------
Deposits                                        510,294     463,435    10.1
------------------------------------------------------------------------------
Due to affiliates                               639,066     982,547   (35.0)
------------------------------------------------------------------------------
Stockholders' equity                            263,035     224,392    17.2
------------------------------------------------------------------------------
Return on average stockholders' equity            15.8%      11.0%
------------------------------------------------------------------------------

OPERATING DATA
Electronic point-of-sale transactions
 processed                                     451,444     424,069      6.5
------------------------------------------------------------------------------
TeleServices: service minutes processed         57,039      48,484     17.6
------------------------------------------------------------------------------
              customer contacts processed        9,298       9,745     (4.6)
------------------------------------------------------------------------------
Active consumer private label accounts at
  year-end                                       3,080       3,466    (11.1)
------------------------------------------------------------------------------
Active commercial accounts at year-end             979         898      9.0
------------------------------------------------------------------------------

SUPPLEMENTAL DATA
Total loans*                                $1,875,787  $2,217,507    (15.4)
------------------------------------------------------------------------------

*Total loans represents both owned and securitized credit card loans.


                Net Operating Revenues, dollars in millions

           1993       205.5
           1994       245.8
           1995       312.0
           1996       320.9
           1997       346.9

                Net Income, dollars in millions

           1993           30.6
           1994           37.7
           1995           43.5
           1996           23.2
           1997           38.5


LINES OF BUSINESS

NETWORK TRANSACTION SERVICES

SPS provides a wide variety of clients with electronic point-of-sale processing for non-cash transactions including credit and debit cards, check verification and check guarantee. Sales data is routed via our proprietary software and network to the card issuer for authorization. Services include sales data capture, data transport and file delivery for payment settlement.


CONSUMER CREDIT CARD SERVICES

SPS manages private label credit card programs for merchants and service providers. Services include new account processing, credit approval, printing and mailing monthly statements, cardholder customer service, processing remittance checks and collecting past due accounts. Based on a client's business requirements, SPS may also act as an issuer and own the credit card loans outstanding through our subsidiary, Hurley State Bank.


OUTLOOK AND STRATEGY

The use of electronic forms of payment continues to increase, but the market place is very competitive. While we view Network Transaction Services as a mature business, we believe there is profitable growth potential in our core petroleum segment as well as in specialized niche markets where our customized, value-added services are most competitive. These niche markets include transportation, parking, commercial fleet fueling and processing for Internet-based credit payment transactions. We will also look for opportunities to partner with other software and service providers to broaden our offerings.

Retailers are using consumer private label credit as a marketing and sales tool, not just a payment option. Together with our clients, SPS will use data warehousing and analysis to create targeted offerings and promotional credit plans to stimulate credit sales and promote customer loyalty. This partnership strategy will also help to increase our active accounts and receivables. We are planning for growth in this business to come from a mix of current portfolios and new start-up programs.


OPERATING DATA

        Electronic Point-of-Sale
        Transaction Processed, in millions

         1993        303.0
         1994        329.0
         1995        378.5
         1996        424.1
         1997        451.4


        Credit Card Loans, dollars in millions

                  Securitized   Total loans
                  Loans         (both owned and securitized loans)
         1993     430.0         676.7
         1994     430.0         1109.9
         1995     609.2         2230.0
         1996     580.0         2217.5
         1997     580.0         1875.8

        Active Consumer
        Credit Card Accounts
        at Year-End*, in millions(includes both managed and owned accounts.)

         1993        2.8
         1994        3.3
         1995        3.7
         1996        3.5
         1997        3.1



COMMERCIAL ACCOUNTS PROCESSING

SPS offers a billing and accounts receivable management system for clients with business customers. Our flexible, fee-based services include new account processing with electronic access to business credit information sources, and our systems allow for customization according to client needs. We offer monthly revolving accounts or invoice-based billing.


Outsourcing accounts receivable is gaining acceptance with many credit professionals, especially for downsized departments or those with capital restraints. We have targeted the printing, office supplies and building supply industries, where we have broad experience. All of these industries have high transaction volumes and can benefit greatly by outsourcing and from electronic processing.


        Active Commercial
        Account At Year-End, in thousands

        1993        395
        1994        546
        1995        676
        1996        898
        1997        979



TELESERVICES

SPS applies customer service skills and advanced call center technology to provide customized inbound customer support solutions. Highly trained SPS service representatives act as extended staff and help support our clients' businesses. Services include on-line technical help-desk support where customer contact can be via the telephone or Internet/e-mail. We also perform catalog order-entry and handle a variety of product, billing and service inquiries.

Outsourcing call center activities is recognized as an efficient means of minimizing costs related to staffing and capital investments. Our TeleServices business is focusing its sales efforts on marketing its strong technical support services to hardware and software providers. Our extensive training programs are a proven competitive advantage. We are also investing in technology upgrades to reduce expenses, improve customer services and maximize revenues.


        TeleServices
        Customer Contacts, in millions

        1993        4.4
        1994        7.5
        1995        8.5
        1996        9.7
        1997        9.3


        TeleServices
        Service Minutes, in millions

        1993        N/A
        1994        N/A
        1995        43.5
        1996        48.5
        1997        57.0


                            Letter to Stockholders

1997 was a very good year, with profits up significantly despite a difficult credit environment. We earned $38.5 million on a record $346.9 million in net operating revenues. Our strategy was highly focused, implementing measures to improve the profitability of our asset-based consumer credit card business while emphasizing revenue growth in our fee-based businesses.


BUSINESS  REVIEW

The increase in our 1997 net income reflects the results of initiatives designed to improve the profitability of our CONSUMER CREDIT CARD SERVICES business. As anticipated, the changes we made and the programs we put into place contributed to a decline in our receivables balance as well as the number of active consumer accounts. However, we believe the result was a more profitable portfolio.

We have stepped up the level of target marketing to our owned private label accounts in order to help our clients increase their sales and thereby increase our receivables balance. We have also expanded our services to include bankcard processing for our affiliate, NOVUS Services, Inc. We are confident in the strength of our Consumer Credit Card Services business and are optimistic about its long-term prospects.

We were also very pleased with the performance of our fee-based businesses. NETWORK TRANSACTION SERVICES added a number of mid-size petroleum clients and completed enhancements to FleetshareSM, our commercial fleet fueling system, which allow us to offer petroleum marketers more features and reporting capabilities. After successful testing, we have begun the migration of clients who were using leased-line technology for high transaction volume to a more efficient satellite service. We also began development of an extensive system upgrade project designed to improve the flexibility and feature richness of our network service. And recently, our point-of-sale Terminal Preparation Facility in Gray, Tenn., received ISO 9002 quality certification from the International Organization of Standardization.

We will continue to pursue our core petroleum market as well as niche markets, such as transportation and parking, where we can provide our clients with customized, value-added transaction services.

Our core office supply superstore clients drove the growth in our COMMERCIAL ACCOUNTS PROCESSING business. The number of active commercial accounts increased nine percent in 1997. In the third quarter, we completed development and testing of a new and more efficient operating system for our commercial revolving accounts and recently completed conversion of our major clients to the new system. This year,


[PHOTO OF ROBERT L. WIESENECK                  [PHOTO OF THOMAS C. SCHNEIDER
President and Chief Executive Officer]         Chairman of the Board]


we plan to implement new credit marketing programs to help our clients with independent dealer networks increase their sales and expand their customer base.

In TELESERVICES, we signed an agreement to support IBM Global Services, a major Internet Service Provider, which contributed to an increase in the number of technical help-desk calls. During the year we were honored to receive an Award for Call Center Excellence (ACCE), and a STAR Award for "High Call Volume" from the Software Support Professionals Association. In October, we opened a fourth operations/call center in Asheville, N.C., that is specifically designed to support our expanding TeleServices business.
Asheville is operating as a satellite of our nearby Gray, Tenn., center in order to leverage a number of staff and technical support activities.

We continued to nurture our emerging businesses. Responding to the changes in the health care environment, both MedCash Health Systems, our joint venture, and Med-Link Technologies, our subsidiary, have refined their target markets and product mix. Our subsidiary, Ruf Corporation, an innovator in marketing research and decision support database programs, added new strategic re-seller relationships to enhance coverage in its target markets. We have also implemented our first card-based preferred customer loyalty program for a chain of specialty stores and are enthusiastic about the potential of our new Electronic Relationship Marketing(SM) services.

MANAGEMENT UPDATE

Last April,  Thomas C. Schneider was elected Chairman of the
Board of Directors. He succeeds Philip J. Purcell, Chairman and CEO of our majority owner, Morgan Stanley, Dean Witter, Discover & Co. Mr. Purcell has remained on our Board.

We also made some organizational changes resulting in an expanded matrix business structure that better defines accountability and places increased emphasis on marketing and new business development.

YEAR 2000 PROJECT SPS has established a firm-wide initiative to address and resolve the system/applications tasks associated with the approach of the new millennium. We are committed to providing our clients and their customers with uninterrupted services. Our goal is to complete code correction and testing of all critical systems that will be in use on January 1, 2000 by the end of 1998. These efforts will not result in any significant increase in total systems expenses in 1998.

INDUSTRY AND MARKET TRENDS

The credit industry is still in the midst of dealing with significant credit quality issues. We will continue to analyze cardholder behavior and closely monitor delinquency and bankruptcy rates. We believe that several market trends will likely have a favorable impact on our business services in 1998: the use of credit and debit cards as an alternative to cash continues to increase; businesses are outsourcing operating activities to help reduce fixed expenses; and data mining and target marketing strategies are being used to make more efficient use of marketing dollars.

LOOKING FORWARD

Our key corporate initiative is to strengthen top-line growth in revenues while maintaining bottom-line growth in net income. We've coined the word "Clientactive" to describe our strategy. It's based on the belief that the best way to grow our business is to help our clients grow theirs. Our 1998 business plan addresses the dynamics of each of our business services with this goal in mind. We plan to increase our marketing focus with a goal of expanding our businesses and enhancing our client relationships. Plans include providing integrated solutions and cross-selling products to increase the level of our services to our current clients. As always, we plan to maintain firm control of our operating expenses.

We are backed by an exemplary team of professionals and a growing list of client and vendor "partners," and we are confident about 1998 and beyond. Thank you for your continued support.


        Sincerely,

        /s/ Robert L. Wieseneck             /s/ Thomas C. Schneider

        ROBERT L. WIESENECK                 THOMAS C. SCHNEIDER
        President and                       Chairman of the Board
        Chief Executive Officer



                At SPS, the key to our current and future performance is in the dedication to our clients' success that every associate shares. It's an attitude we call


                                 CLIENTACTIVE.


Being Clientactive means being Active, Proactive, Interactive and Intraactive in serving our clients and their customers every single day. At the heart of the Clientactive philosophy is our belief that the best way to grow our business is to help our clients grow theirs.




                            [TERESSA MURPHY PHOTO]


                                TERESSA MURPHY,
                                V.P., IBM Global Services

"We've been consistently pleased with SPS' flexibility and the high level of support they provide to meet our customers' diverse needs."




                                 Clientactive

Being Clientactive is being actively focused on our clients and their customers. Responsiveness is a critical ingredient. At SPS, everyone knows that the quality of their individual performance affects the quality of every service we provide.

IBM GLOBAL SERVICES, a major Internet Service Provider, relies on SPS to provide its business and institutional contract subscribers with teleservices such as technical help-desk support and assistance with billing inquiries. We also provide enrollment and customer service for consumer subscribers. Our flexibility and consistent level of service help IBM to take on new customers and grow its business. IBM can be confident in the knowledge that we can tailor our services to support its customers' needs.


                                    ACTIVE

In managing The Goodyear Card program, SPS must meet the needs of THE GOODYEAR TIRE & RUBBER COMPANY dealers. In 1997, the SPS Goodyear team created "Act Now," a very successful cardholder activation program where customers were given a rebate on their credit card accounts. The team also developed "Round Up," an employee incentive program to open new Goodyear Card accounts. SPS and Goodyear recently launched "The Open Road," a yearlong campaign designed to increase dealer sales and profits while promoting customer loyalty through credit marketing.

                                      PRO

MARIE BURRIS, Director of Credit Sales and Cash Management, Catherines Stores Corporation


"SPS came to us with the idea for a different kind of marketing program. Together we made it happen. The result both stimulated sales and made our associates and credit customers proud to contribute to a worthy cause."

[MARIE BURRIS PHOTO]



                                 Clientactive

Being Clientactive is being proactive. SPS associates work to understand not just our clients' needs, but also those of our clients' customers. That way, we can anticipate their needs and use our expertise and technology to develop more effective products and services.

                                  ACTIVE

SPS suggested using a cause-related marketing strategy to increase customer loyalty within CATHERINES STORES CORPORATION'S four store divisions. Other program goals included enhancing Catherines' corporate image, increasing credit sales and strengthening cardholder relationships. Both Catherines and SPS contributed a portion of credit sales dollars to St. Jude Children's Research Hospital and the Susan G. Komen Breast Cancer Foundation. SPS is also enhancing software to support Catherines' Customer Bonus Points Program.

SPS further developed FACET,SM a relational database management system, to analyze cardholder purchasing patterns. We use the information to create tailored card activation promotions and sales incentives for our clients. For example, a new preferred customer event developed for THE BOMBAY COMPANY resulted in a substantial increase in credit sales. SPS also tested specially designed offers for STAPLES in a customer retention program, and a direct mail campaign for UNITED AIRLINES that received an unusually high response.



                           [DAVID EDMONDSON PHOTO]

DAVE EDMONDSON, Sr. V.P. Marketing, RadioShack

"Working together toward the combined goals of improving sales and portfolio profitability, we reinvented and reinvigorated our private label credit card."


                                    INTER


                                 Clientactive

Being Clientactive is being interactive. At SPS that means ongoing client communication and collaboration. Client participation results in Clientactive solutions and in stronger "partner" relationships.

The RADIOSHACK AnswersPlus(R) card program is an important part of RadioShack's competitive sales strategy. Last year, SPS teamed with RadioShack to reposition and rename its private label credit card program in support of its Answers(R) brand. The launch of the new card was planned to coincide with the roll-out of the new Sprint Stores at RadioShack. New card benefits provide additional value to AnswersPlus cardholders. The card has become a vital long-term element in building both brand and customer relationships.


                                    ACTIVE


SPS' interaction with clients is not just project based. Last fall, SPS hosted its fifth annual PETROLEUM INDUSTRY FORUM, creating an opportunity for petroleum/convenience store marketers and industry experts to discuss payment trends, data communications, quick-serve restaurants, fleet fueling and customer loyalty. A similar CREDIT MARKETING CONFERENCE helped clients explore strategies for dealing with the rapidly changing retail and commercial environments.


                                    INTRA

JOHN KEETER, Director of Information Services, A.T. Williams Oil Company (Wilco*) "SPS incorporated our needs in the development of its new commercial fleet fueling program, Fleetshare. Now we can offer our Wilco customers much more than we could with our own system."

[JOHN KEETER PHOTO]



                                 Clientactive

Being Clientactive is being intraactive. It's a word we coined at SPS that means client-focused teamwork. Teamwork is the way we leverage our most powerful asset - our people.

                                    ACTIVE


Last year, an SPS cross-functional team conducted a thorough analysis of our commercial fleet fueling program, Fleetshare. We reviewed its features and services from the perspective of both our clients and their customers. We examined how its features compared to competitive programs. We also reviewed the supporting systems to maximize efficiencies, allowing us to better control expenses and offer value-added services at very competitive prices. Our team approach to the analysis included input from current clients and incorporated ideas from A.T. WILLIAMS OIL COMPANY (Wilco), then a prospective client. This collaboration and subsequent testing resulted in new systems and reports, including more comprehensive information about purchases, the ability to print individualized company logos on reports and a computerized solution to handle tax-exempt fleets. Our newly enhanced Fleetshare program allows our clients greater flexibility in marketing fueling programs and provides better control of purchases and expenses for their fleets. In the future, the team plans to add features that improve security and prevent fraud.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

The Company's net operating revenues consist of processing and services revenues, merchant discount revenue and net credit income, which are derived as a result of its four principal business services: TeleServices, Network Transaction Services, Commercial Accounts Processing and Consumer Credit Card Services.

Processing and service revenues consist of four components (as described below): Transaction processing services, Managed programs, HSB programs and Servicing fees on securitized loans.

Transaction processing services include revenues received as a result of TeleServices call center processing and Network Transaction Services such as electronic transaction processing, the sale and servicing of point-of-sale terminals, and a System Access Agreement with NOVUS Services, Inc., an affiliated company. Revenues from TeleServices typically are based upon the length of service minutes and type of customer contacts processed through activities such as technical help-desk inquiries, customer billing inquiries and catalog order processing. In recent years there has been a shift in pricing away from customer contacts toward service minutes as the principal underlying driver of revenues in TeleServices. Revenues from electronic transaction processing typically are based on the number of electronic point-of-sale transactions processed rather than the dollar transaction amount.

Managed programs include revenues received as a result of Commercial Accounts Processing and those Consumer Credit Card Services which the Company administers, but for which it does not act as the card issuer or own the credit card loans. Managed program revenues are derived from fees based on the volume of the services provided and on services provided in the administration of credit life insurance programs.

HSB programs primarily consist of late fee revenues assessed on those Consumer Credit Card Services accounts for which the Company issues the credit card on behalf of the client and ownes the credit card loans that are generated through the use of the card.

Servicing fees on securitized loans are revenues derived from credit card loans that have been sold to investors through asset securitizations. Such revenues are the result of the fees earned for servicing the underlying credit card accounts. Loan securitizations have the effect of converting portions of net credit income, merchant discount revenue and credit card fees to a component of processing and service revenues for the credit card accounts that are securitized.

Merchant discount revenue is derived from the Company's owned Consumer Credit Services, portions of which are deferred and accreted to interest revenue. Generally, credit card sales are subject to a discount charged to the merchant based upon contractual percentages. This percentage varies by portfolio and by the type of credit plan offered. The recognition of merchant discount revenue on longer term promotional payment plans is further discussed in Note 2 ("Summary of Significant Accounting Policies") to the consolidated financial statements.

Interest revenue represents finance charges derived from owned Consumer Credit Card Services, investment interest and the accretion of certain deferred merchant discount revenue. Net credit income is calculated by subtracting interest expense and the provision for loan losses from interest revenue.

RESULTS OF OPERATIONS

The following table presents, for the periods indicated, the percentage relationship that certain statement of income items bear to net operating revenues and the period-to-period percentage dollar increase or decrease in each item.


                                                     Period-to-Period Change
Year ended December 31,          1997   1996   1995   1996-1997  1995-1996
==============================================================================
NET OPERATING REVENUES
Processing and service revenues  80.6%   86.2%  74.4%    1.0%      19.2%
Merchant discount revenue         4.4    10.7   15.9   (55.2)      (31.1)
Net credit income                15.0     3.1    9.7   419.7       (66.9)
------------------------------------------------------------------------------
                                100.0   100.0  100.0     8.1         2.9

OPERATING EXPENSES
Salaries and employee benefits   32.2    30.3   28.1    15.1        10.7
Processing and service expenses  28.4    33.8   29.0    (9.1)       19.9
Other expenses                   21.4    24.2   20.4    (4.6)       22.2
==============================================================================
                                 82.0    88.3   77.5     0.4        17.2

Income before income taxes       18.0    11.7   22.5    66.2       (46.5)
Income tax expense                6.9     4.5    8.6    67.1       (46.5)
==============================================================================
Net income                       11.1%    7.2%  13.9%   65.6%      (46.5)%
==============================================================================



1997 COMPARED TO 1996

The Company's net income for 1997 was $38.5 million, a 65.6% increase from $23.2 million in 1996. Basic earnings per common share was $1.41 for 1997, compared to $0.86 for 1996. Diluted earnings per common share was $1.41 for 1997, compared to $0.85 for 1996.

The growth in earnings is primarily attributable to a higher yield on the Company's owned consumer private label credit card portfolios and a decrease in the provision for loan losses expense, partially offset by lower merchant discount revenue.

NET OPERATING REVENUES For 1997, net operating revenues were $346.9 million, an increase of 8.1% over 1996. The increase in net operating revenues resulted primarily from increases in net credit income and transaction processing services, offset primarily by a decrease in merchant discount revenue and servicing fees on securitized loans.

Processing and service revenues were $279.5 million for 1997, compared to $276.7 million for 1996. Processing and service revenues, representing 80.6% and 86.2% of net operating revenues for 1997 and 1996, respectively, consisted of the following:



In thousands, Year ended December 31,                 1997      1996
--------------------------------------------------------------------
Transaction processing services                   $ 97,817  $ 87,758
Managed programs                                    88,705    88,598
HSB programs                                        50,674    51,744
Servicing fees on securitized loans                 42,317    48,645
--------------------------------------------------------------------
Processing and service revenues                   $279,513  $276,745
====================================================================


The increase in revenues from transaction processing services resulted from a higher volume of TeleServices service minutes processed and Network Transaction Services point-of-sale transactions processed. The number of TeleServices service minutes processed totaled 57.0 million in 1997 compared to 48.5 million in 1996. The number of TeleServices customer contacts processed totaled 9.3 million in 1997 compared to 9.7 million in 1996. The number of electronic point-of-sale transactions processed totaled 451.4 million, up 6.5% from 424.1 million in 1996. Revenue per point-of-sale transaction was 8.7c. for 1997 and 8.6c. for 1996.

The increase in revenues from managed programs resulted primarily from an increase in the volume of Commercial Accounts Processing services provided, offset by a decline in credit life insurance program revenues attributable to the decline in credit card loans outstanding and a lower number of cardholders enrolled in the program. The decrease in revenues from HSB programs was due to a decrease in late fee revenue resulting primarily from a lower number of delinquent accounts. The decrease in delinquent accounts was attributable to the paydown of certain portfolios and the Company's portfolio improvement programs, designed to limit the Company's exposure to higher risk accounts. The Company had 3.1 million active consumer private label accounts, both owned and managed, at December 31, 1997, compared with 3.5 million accounts at December 31, 1996. Active commercial accounts grew 9.0% to 979,000 at December 31, 1997, compared to 898,000 at December 31, 1996.

The decrease in servicing fees on securitized loans was due primarily to a higher rate of credit losses on securitized loans.

Merchant discount revenue decreased 55.2% to $15.3 million in 1997. The decrease in merchant discount revenue resulted from decreased sales activity related to the decline in credit card loans. Merchant discount revenue was 4.4% and 10.7% of net operating revenues for 1997 and 1996, respectively.

Net credit income increased $42.1 million to $52.1 million in 1997 resulting from a $23.3 million increase in net interest income plus an $18.8 million decrease in provision for loan losses expense. The increase in interest revenue resulted from an increase in the yield on credit card loans (due in part to performance-based pricing initiatives implemented in 1996) and from the accretion of $16.7 million of deferred merchant discount revenues into interest income during 1997 related to interest-deferred promotional payment plans. These factors were partially offset by higher charge-offs of interest revenue and lower average credit card loans outstanding. The decrease in interest expense was due to a decrease in average borrowings reflective of the decline in average credit card loans, partially offset by a 22 basis point increase in average interest rates on borrowings. The decrease in provision for loan losses is attributable to a decrease in credit card loans and a charge to provision expense in 1996 that increased the allowance for loan losses rate to provide for continued high rates of delinquencies and bankruptcies (see "Asset Quality" caption). These factors were partially offset by an increase in the net charge-off rate, coupled with increased charge-offs.

The decline in credit card loans is related to certain portfolios that are in paydown, such as the Incredible Universe and McDuff portfolios, affected by Tandy Corporation's decision to close its Incredible Universe and McDuff stores beginning in the first quarter of 1997, and to the Company's portfolio improvement programs designed to limit the Company's exposure to higher risk accounts. Net charge-offs as a percentage of average credit card loans on an owned basis increased to 9.4% for 1997 from 7.8% for 1996. The industry-wide trend of increasing charge-off rates, which the Company believes is related to increased consumer debt levels and bankruptcy rates, contributed to the increase in the Company's charge-off rate. The Company believes that this industry-wide trend may continue in 1998. In addition, the Company's lower average credit card loans outstanding in 1997 also contributed to the increase in the charge-off percentage.

In 1996, the Company took corrective measures to reduce future charge-offs as discussed on Page 19 under the "1996 Compared to 1995" caption. In 1997, the Company intensified these efforts and continued to implement measures designed to improve the credit quality of both new and existing credit card accounts.

The Company's expectations about future charge-off rates and portfolio behaviors are subject to uncertainties that could cause actual results to differ materially from the Company's expectations, as described above. Factors that influence the level and direction of credit card loan delinquencies and charge-offs include changes in consumer spending and loan payment patterns, bankruptcy trends, the seasoning of the Company's loan portfolio, interest rate movements and their impact on consumer behavior, and the rate and magnitude of changes in the Company's credit card loan portfolio, including the overall mix of accounts, products and loan balances within the portfolio.

OPERATING EXPENSES For 1997, total operating expenses were $284.6 million compared to $283.4 million in 1996. Total operating expenses as a percentage of net operating revenues declined to 82.0% in 1997, from 88.3% in 1996.

Salaries and Employee Benefits - In 1997, salaries and employee benefits totaled $111.8 million, an increase of 15.1% from $97.1 million in 1996. The increase in salaries and employee benefits was attributable to increased collection efforts, higher TeleServices call volumes and increased benefits expenses.

Processing and Service Expenses - Processing and service expenses include data processing, communications and account processing expenses, which are influenced, in part, by changes in transaction volume. Such expenses decreased 9.1% to $98.6 million for 1997. The decrease in processing and service expenses resulted from a decrease in credit life insurance expenses, an adjustment resulting from the sale of Morgan Stanley, Dean Witter, Discover & Co.'s ("MSDWD") indirect interest in one of the Company's transaction processing vendors and a lower volume of private label transactions processed. Processing and service expenses as a percentage of net operating revenues decreased to 28.4% for 1997, compared to 33.8% for 1996.

Other Expenses - Other expenses include expenses relating to business development, merchant marketing, occupancy, advertising and promotion, cost of terminals sold, credit card fraud and other miscellaneous employee and administrative expenses. Other expenses totaled $74.2 million and $77.8 million for 1997 and 1996, respectively. The decrease in other expenses of 4.6% resulted from decreased merchant marketing incentives expense, an adjustment resulting from the sale of MSDWD's indirect interest in one of the Company's transaction processing vendors and decreased fraud losses resulting from early fraud detection initiatives coupled with a lower incidence of fraudulent transactions. These expense decreases were partially offset by increased outside collection agency, legal fee, occupancy and administrative expenses. Other expenses were 21.4% and 24.2% of net operating revenues for 1997 and 1996, respectively.


1996 COMPARED TO 1995

The Company's net income for 1996 was $23.2 million, a 46.5% decrease from $43.5 million in 1995. Basic earnings per common share was $0.86 for 1996, compared to $1.60 for 1995. Diluted earnings per common share was $0.85 for 1996, compared to $1.59 for 1995.

The decline in earnings is primarily attributable to an increase in charge-offs and the loan loss allowance rate in the Company's consumer private label credit card portfolios related to an industry-wide deterioration in consumer credit quality and merchant discount issues related to promotional payment plans.

NET OPERATING REVENUES For 1996, net operating revenues were $320.9 million, an increase of 2.9% over 1995. The increase in net operating revenues resulted primarily from increases in net interest income and processing and service revenues, offset by a decrease in merchant discount revenue and an increase in provision for loan losses expense. The increase in provision for loan losses expense was the result of increased net charge-offs and an increase in the loan allowance rate.

Processing and service revenues increased 19.2% to $276.7 million for 1996, compared to $232.1 million for 1995. Processing and service revenues, representing 86.2% and 74.4% of net operating revenues for 1996 and 1995, respectively, consisted of the following:



In thousands, Year ended December 31,                 1996      1995
--------------------------------------------------------------------
Transaction processing services                   $ 87,758  $ 79,192
Managed programs                                    88,598    75,526
HSB programs                                        51,744    25,566
Servicing fees on securitized loans                 48,645    51,836
--------------------------------------------------------------------
Processing and service revenues                   $276,745  $232,120
====================================================================


The increase in revenues from transaction processing services resulted from a higher volume of Network Transaction Services point-of-sale transactions processed and increased revenues from TeleServices. The number of electronic point-of-sale transactions processed totaled 424.1 million, up 12.0% from
378.5 million in 1995. Revenue per point-of-sale transaction decreased to 8.6c. in 1996 from 8.8c. in 1995. The number of TeleServices service minutes processed totaled 48.5 million, up 11.4% from 43.5 million in 1995. The number of TeleServices customer contacts processed totaled 9.7 million, up 14.6% from
8.5 million in 1995.

The increase in revenues from managed programs resulted primarily from an increase in credit life insurance program revenues, and an increase in the volume of commercial accounts processed and consumer credit card services provided. The increase in revenues from HSB programs resulted from an increase in late fee revenue resulting from a higher level of credit card loan delinquencies, coupled with changes in late fee terms initiated during the year. The conversion of the RadioShack and Tandy Name Brand credit card portfolios from managed to owned programs in March 1995 had additional impact on the comparison. The Company had 3.5 million active consumer private label accounts, both owned and managed, at December 31, 1996, compared with 3.7 million accounts at December 31, 1995. Active commercial accounts grew 32.8% to 898,000 at December 31, 1996, compared to 676,000 at December 31, 1995.

The decrease in servicing fees on securitized loans was due primarily to a higher rate of credit losses on securitized loans.

Merchant discount revenue decreased 31.1% to $34.2 million in 1996. The decrease in merchant discount revenue resulted from the deferral of merchant discount revenues related to promotional payment plans and from a significant shift in promotional payment plans, for certain merchant clients, from longer-term plans with higher discount rates to shorter-term plans with lower discount rates. Merchant discount revenue was 10.7% and 15.9% of net operating revenues for 1996 and 1995, respectively.

Due to changes in clients' marketing strategies, the Company reevaluated and changed its estimate of the recognition of merchant discount revenues for promotional payment plans. This change in accounting estimate resulted in the deferral of $9.3 million of fourth quarter merchant discount revenues into 1997 to be accreted as interest income over the life of the promotional payment plan. Management believes this change will provide for a better matching of the revenues with the expenses and earning assets associated with such promotional payment plans.

Net credit income decreased 66.9% to $10.0 million in 1996 resulting from a $70.6 million increase in provision for loan losses expense partially offset by a $50.3 million increase in net interest income. The increase in interest revenue of $64.1 million resulted from an increase in average credit card loans outstanding and changes in terms initiated during the year. The increase in interest expense of $13.8 million was due to an increase in average borrowings to finance the growth in average credit card loans, partially offset by lower interest rates on borrowings. The increase in the provision for loan losses is attributable to an increase in the net charge-off rate, coupled with increased charge-offs associated with growth in average credit card loans outstanding and an increase in the loan loss allowance rate to provide for continued high rates of delinquencies and bankruptcies. The industry-wide trend of increasing charge-off rates contributed to the increase in the Company's charge-off rate. Throughout 1996, the Company took corrective measures to reduce future charge-offs by implementing portfolio improvement programs that analyze credit risk and credit behavior scores for existing accounts, taking into consideration cardholders' current financial condition; re-scoring existing accounts and reducing credit lines or closing accounts as appropriate; accelerating the development schedule for new credit scoring models; and increasing collection efforts by adding collectors, expanding call hours and identifying high-risk accounts to accelerate contacts. To help mitigate the impact of higher charge-offs, the Company also instituted changes in cardholder terms and has implemented certain client pricing revisions, including those for promotional programs.

OPERATING EXPENSES For 1996, total operating expenses of $283.4 million increased 17.2% over 1995. Total operating expenses as a percentage of net operating revenues rose to 88.3% in 1996, compared to 77.5% in 1995.

Salaries and Employee Benefits - In 1996, salaries and employee benefits totaled $97.1 million, an increase of 10.7% from $87.7 million in 1995. During 1996, the Company added approximately 670 additional full-time equivalent employees. Approximately 94% of these new employees were assigned to field processing facilities to provide increased TeleServices, to handle an increased volume of private label accounts processed by the Company and to address increased collection efforts.

Processing and Service Expenses - Processing and service expenses include data processing, communications and account processing expenses, which are influenced, in part, by changes in transaction volume. Such expenses rose 19.9% for 1996 to $108.5 million. The increase in processing and service expenses resulted from the increased volume of transactions processed and private label services provided. In addition, ongoing processing and service expenses associated with the integration of the RadioShack and Tandy Name Brand credit card portfolios purchased in March 1995 affected comparability. Processing and service expenses as a percentage of net operating revenues increased to 33.8% for 1996, compared to 29.0% for 1995.

Other Expenses - Other expenses include expenses relating to business development, merchant marketing, occupancy, advertising and promotion, cost of terminals sold, credit card fraud and other miscellaneous employee and administrative expenses. Other expenses totaled $77.8 million and $63.6 million for 1996 and 1995, respectively. The increase in other expenses of 22.2% resulted from increased merchant marketing incentives expense, administrative expenses, fraud losses (resulting from an increase in the incidence of fraudulent transactions), collection agency expenses and occupancy expenses. Other expenses were 24.2% and 20.4% of net operating revenues for 1996 and 1995, respectively.


SUPPLEMENTAL INFORMATION
COMPONENTS OF SERVICING FEES ON SECURITIZED LOANS



In thousands, Year ended December 31,          1997         1996       1995
---------------------------------------------------------------------------
Processing and service revenues          $   14,620   $   14,053  $  12,610
Merchant discount revenue                     4,169        4,779          -
Interest revenue                            106,732      104,587    107,584
Interest expense                            (33,486)     (33,121)   (35,726)
Provision for loan losses                   (49,718)     (41,653)   (32,632)
---------------------------------------------------------------------------
Servicing fees on securitized loans      $   42,317   $   48,645  $  51,836
===========================================================================



ASSET QUALITY

The table below sets forth credit card loan delinquency information with supplemental total loan information regarding the Company's credit card loan portfolio. The amount of non-accruing or restructured loans for the periods presented are not material. The Company has no foreign loans. Owned credit card loans decreased $341.7 million to $1.3 billion at December 31, 1997. The Company's loan delinquencies tend to fluctuate based upon the maturity of the credit card portfolio, changes in economic conditions that vary throughout the year due to seasonal consumer spending and payment patterns, and due to levels of accounts securitized. The Company believes the increase in loan delinquency rates experienced throughout the industry contributed to the increase in the Company's loan delinquency rates in 1997 and 1996.


SUMMARY OF LOAN LOSS EXPERIENCE

The Company's policy is to establish an allowance for loan losses that reflects its estimate of losses on existing credit card loans that may become uncollectible. The allowance for loan losses is regularly evaluated by management for adequacy on a portfolio by portfolio basis. For a description of the factors considered when determining the allowance for loan losses, see
Note 2 ("Summary of Significant Accounting Policies") to the consolidated financial statements.

The table below presents certain information regarding the Company's allowance for loan losses with supplemental total loan information. For a table that summarizes the activities affecting the allowance for loan losses, see Note 3 ("Credit Card Loans and Allowance for Loan Losses") to the consolidated financial statements.

The provision for loan losses for 1997 decreased to $118.4 million primarily due to the decrease in the amount of credit card loans outstanding and a charge to provision expense in 1996 that increased the allowance for loan losses rate to provide for continued high rates of delinquencies and bankruptcies. The decrease in provision for loan losses was partially offset by an increase in the net charge-off rate, coupled with increased charge-offs. Net charge-offs for 1997 increased $14.6 million to $131.0 million.



In thousands, Year ended December 31,                1997                          1996                          1995
---------------------------------------------------------------------------------------------------------------------------------
                                                OWNED    TOTAL LOANS*         Owned    Total Loans*         Owned    Total Loans*
---------------------------------------------------------------------------------------------------------------------------------
Average credit card loans                  $1,390,998      $1,970,998    $1,512,986      $2,095,026    $1,152,309      $1,678,128
Period-end credit card loans               $1,295,787      $1,875,787    $1,637,507      $2,217,507    $1,620,833      $2,229,992

Net charge-offs as a % of
 average credit card loans                       9.4%            9.2%          7.8%            7.7%          4.4%            5.0%
Allowance for loan losses as a %
 of period-end credit card loans                 6.2%            5.5%          5.4%            5.0%          3.9%            4.1%
Accruing loans contractually past due
 as to principal and interest payments
 30-89 days                                $   74,085      $  100,413    $   81,354      $  108,306    $   68,173      $   95,681
                                                 5.7%            5.4%          5.0%            4.9%          4.2%            4.3%
 90-179 days                               $   60,360      $   79,433        68,035      $   86,238    $   43,207      $   59,679
                                                 4.7%            4.2%          4.2%            3.9%          2.7%            2.7%
---------------------------------------------------------------------------------------------------------------------------------

*Total loans represents both owned and securitized credit card loans.



SEASONAL FACTORS

The Company's results of operations are impacted by seasonal patterns of retail purchasing, but because certain seasonal trends are typically offsetting, their impact does not significantly affect the Company's overall results of operations. The number of transactions processed and the level of credit card loans outstanding typically grows during the fourth quarter followed by a flattening or decline in the subsequent first quarter. This seasonality results mainly from higher levels of retail sales in the fourth quarter than in the first quarter. During the fourth quarter, merchant discount revenue and revenues derived from transaction processing services typically increase but generally are accompanied by increases in expenses associated with the growth of credit card receivables. These increased expenses typically include the provision for loan losses, financing expenses, salaries and employee benefits expenses, processing and service expenses, and various other expenses. Correspondingly, in the first quarter, merchant discount revenue, revenues derived from transaction processing services and provision for loan loss expense typically decrease but generally are accompanied by increased finance charge revenue related to the preceding quarter's credit card loan growth.


LIQUIDITY AND CAPITAL RESOURCES

FUNDING AND CAPITAL POLICIES Through its liquidity policies, the Company seeks to ensure access to cost effective funding in all business environments. This objective is accomplished through diversification of funding sources, extension of funding terms and staggering of liability maturities.

The  Company's  capital  policies  seek to  maintain  a strong  balance  sheet consistent with the Company's business risks as well as regulatory requirements. The Company's subsidiary bank, Hurley State Bank ("HSB"), targets the maintenance of capital levels considered for regulatory purposes to be "well-capitalized" as defined by the FDIC Improvement Act of 1991; see
Note 13 ("Capital Requirements") to the consolidated financial statements.

The Company's interest rate risk policies are designed to reduce the potential volatility of earnings that arises from changes in interest rates. This is accomplished primarily through matched financing, where possible, which entails matching the repricing schedules of credit card loans and the related financing.

PRINCIPAL SOURCES OF FUNDING The Company finances its operations from three principal sources: deposit-taking activities utilizing certificates of deposit ("CDs") in denominations of $100,000 or more; securitizations of credit card loans; and borrowings from MSDWD.

HSB administers a CD program through which CDs are issued to investors under two programs - an institutional CD program and a retail CD program. CDs under the institutional CD program are issued directly by HSB to the investor and generally have a maturity of one to 12 months. CDs under the retail CD program are issued to investors through Dean Witter Reynolds Inc., a subsidiary of MSDWD, and generally have a maturity of two to 10 years. As of December 31, 1997, CDs outstanding were $504.1 million, of which institutional CDs represented $227.8 million and retail CDs represented $276.3 million.

HSB maintains a loan securitization program with Barton Capital Corporation ("BCC"), and at December 31, 1997, outstanding loans under such program were $300.0 million. HSB also maintains a loan securitization program with Receivables Capital Corporation ("RCC"), and at December 31, 1997, outstanding loans under such program were $280.0 million. At December 31, 1997, $580.0 million or 30.9% of the HSB Program loans had been sold through loan securitizations.

The BCC and RCC loan securitization programs are scheduled to expire in April 1998 and October 1998, respectively. The amended and restated agreements with BCC and RCC include the elimination of the MSDWD guarantee (which provided credit support in the transaction) and its replacement with a funded cash collateral account recorded on the consolidated balance sheets as "amounts due from asset securitizations." Funding for this cash collateral account is provided by a special purpose corporation established as a subsidiary of the Company. The Company expects to renew or replace these facilities on or prior to their expiration dates. If these programs are not extended on or prior to their expiration dates, collections allocable to BCC and RCC under the programs will be paid to BCC or to RCC, as applicable, and the interests of BCC and of RCC in the applicable securitization pool will gradually decline to zero. Any receivables originated after a program's expiration date would remain on the Company's consolidated balance sheet.

The Company has an Amended and Restated Borrowing  Agreement (as amended,  the
"Borrowing Agreement") and a facility fee letter agreement (as amended, the "Facility Fee Agreement") (collectively, the "Financing Agreements") with MSDWD, pursuant to which MSDWD has agreed to provide financing to the Company. The maximum amount available under the Borrowing Agreement, which expires April 11, 1998, is $1.2 billion. At January 31, 1998, the Company had $570.0 million outstanding under the Borrowing Agreement. Under the Facility Fee Agreement, the Company has agreed to pay certain monthly facility fees in connection with its financing arrangements with MSDWD.

The Company expects to renew or replace the Financing Agreements prior to the expiration dates of such Financing Agreements. The Company is continuing to evaluate alternative sources of financing to replace all or a portion of its financing arrangements with MSDWD. If the Company were unable to reach a satisfactory agreement with MSDWD for the renewal or the replacement of the Financing Agreements, the Company believes it would be able to meet its financial requirements over the next twelve months from other sources.

The Company currently has no material commitments requiring capital expenditures. The Company has not paid any dividends on its Common Stock and anticipates retaining future operating cash flows for the foreseeable future to finance growth and business expansion rather than to pay dividends to its stockholders. Any future determination as to the payment of dividends will depend upon results of operations, capital requirements, financial condition of the Company and such other factors as the Board of Directors of the Company at its discretion shall determine. Periodically, SPS and HSB have paid dividends to the Company. The amount of dividends that can be paid to the Company by HSB is restricted by applicable banking regulations.

Cash flows from operating activities resulted in net proceeds of cash of $96.9 million in 1997, $196.4 million in 1996 and $88.2 million in 1995.

Cash flows from investing activities primarily consist of the growth/decline in credit card programs, the acquisition of new private label credit card portfolios, the sale of credit card loans through securitizations and short-term investments. Such investing activities resulted in net proceeds of cash of $199.5 million in 1997 and net uses of cash of $140.7 million and $976.0 million in 1996 and 1995, respectively. The net principal collected/disbursed on credit card loans, representing the difference between sales made using the cards and payments received from cardholders, provided cash of $208.8 million in 1997 and used cash of $273.8 million and $771.1 million in 1996 and 1995, respectively. In April 1996, the sale of a consumer credit card portfolio resulted in net proceeds of cash of $138.9 million. In December 1995, the Company securitized additional credit card loans resulting in net proceeds of cash of $150.0 million. In March 1995, the Company purchased the RadioShack and Tandy Name Brand credit card portfolios from Tandy Corporation, resulting in net uses of cash of $296.6 million and a noncash short-term note, net of imputed interest, of $48.3 million. The purchase of equipment used cash of $14.4 million, $11.5 million and $11.1 million in 1997, 1996 and 1995, respectively.

Cash flows from  financing  activities  primarily  consist of  borrowings  and deposits. Such financing activities resulted in net uses of cash of $296.9 million and $49.3 million in 1997 and 1996, respectively, and net proceeds of cash of $893.5 million in 1995. Amounts due to affiliated companies resulted in net uses of cash of $343.3 million and $128.4 million in 1997 and 1996, respectively, and net proceeds of cash of $945.0 million in 1995. Interest-bearing deposits resulted in net proceeds of cash of $49.7 million, $82.4 million and $171.8 million in 1997, 1996 and 1995, respectively. The repayment of short-term notes payable to Tandy Corporation resulted in net uses of cash of $2.1 million and $227.0 million in 1996 and 1995, respectively. At December 31, 1997, 1996 and 1995, the Company had cash equivalents of $14.7 million, $15.2 million and $8.9 million, respectively.

INTEREST RATE RISK The Company's matched financing strategy targets the funding of variable rate credit card loans that are primarily indexed to the prime rate with floating rate financing that is primarily indexed to commercial paper rates and the federal funds rate. The Company generally retains basis risk between the prime rate and commercial paper/federal funds rates on variable rate credit card loans. Fixed rate credit card loans are generally funded with fixed rate financing (financing with an initial term of one year or greater).

The Company also funds fixed rate credit card loans with floating rate financing by utilizing interest rate swaps, cost of funds agreements and interest rate caps to adjust the repricing characteristics of its financing to fixed rate financing. Under interest rate swaps and cost of funds agreements, the Company effectively exchanges the interest payments on its financing with those of a counterparty. Interest rate cap agreements effectively establish a maximum interest rate on certain of the Company's floating rate borrowings. Interest rate swap agreements are entered into with an affiliate. Interest rate cap agreements are entered into with institutions that are established dealers in these instruments and that maintain certain minimum credit criteria established by the Company. Costs of funds agreements are entered into as part of agreements pursuant to which the Company both owns the credit card loan portfolio and provides private label credit card processing services to certain of its credit card merchant clients.

To reduce the volatility of interest expense from changes in interest rates, the Company had outstanding interest rate swaps and cost of funds agreements with notional amounts of $429.1 million and $465.6 million at December 31, 1997 and 1996, respectively.

At December 31, 1997, the Company had no interest rate cap agreements. At December 31, 1996, the Company had outstanding interest rate cap agreements with notional amounts of $40.0 million.

At December 31, 1997 and 1996, the Company's interest rate swap agreements had maturities ranging from July 1998 to December 2000, and from October 1997 to December 2000, respectively. The Company's use of matched financing along with interest rate swaps, caps and cost of funds agreements are managed in a manner consistent with the Company's overall risk management policies and procedures (see "Risk Management" caption).


YEAR 2000 COMPLIANCE

Many of the world's computer systems and applications currently record years in a two-digit format with the century assumed to be 1900. Consequently, they will be unable to properly interpret dates beyond the year 1999, which could lead to business disruptions (the "Year 2000" issue). The potential costs and uncertainties associated with addressing this issue will depend on a number of factors including software, hardware and the nature of the industry in which a company operates. Additionally, companies must coordinate with other parties with which they electronically interact, such as clients, vendors and financial institutions. In 1994, the Company developed preliminary plans to address Year 2000 compliance. Since that time, the Company has changed point-of-sale transaction processing applications and systems to ensure "card expiration date" compliance and has certified its Network Transaction client environments for the same. The Company also established a Year 2000 Project Team to develop and manage a comprehensive company-wide compliance process. The team is using a multi-phase methodology to ensure a comprehensive and consistent approach to the coordination and management of the compliance effort. The Company has completed the assessment phase and has begun the correction, testing and validation phases. It is our goal to complete, by the end of 1998, code correction and testing of all critical systems that will be in use on January 1, 2000. In addition, the Company is actively working with all of its major external parties to assess their compliance efforts and the Company's exposure associated with non-compliance by third parties.

Based upon current information, the Company estimates that company-wide Year 2000 expenditures for 1997 through 1999 will be approximately $15 million, with $3 million incurred in 1997. Costs relating to this project are being expensed by the Company during the period in which they are incurred. The Company's expectations about future costs associated with the Year 2000 issue are subject to uncertainties that could cause actual results to differ materially from what has been discussed above. Factors that could influence the amount and timing of future costs include the success of the Company in identifying systems and programs that use two-digit year codes, the nature and amount of programming required to upgrade or replace each of the affected systems and programs, the rate and magnitude of related labor and consulting costs, and the success of the Company's external parties in addressing the Year 2000 issue.


RISK MANAGEMENT

RISK MANAGEMENT POLICY AND CONTROL STRUCTURE Risk is an inherent part of the Company's businesses and activities. The extent to which the Company properly and effectively identifies, assesses, monitors and manages each of the various types of risks involved in its activities is critical to its soundness and profitability. The Company's broad-based business activities help reduce the impact that volatility in any particular area or related areas may have on its net operating revenues as a whole. The Company seeks to identify, assess, monitor and manage, in accordance with defined policies and procedures, the following principal risks involved in the Company's business activities: market risk, credit risk, operational risk, legal risk and funding risk. Funding risk is discussed under the "Liquidity and Capital Resources" caption.

Risk management at the Company is an integrated process with independent oversight that requires constant communication, judgment and knowledge of specialized products and markets. The Company's senior management takes an active role in the risk management process and has developed policies and procedures that require specific administrative and business functions to assist in the identification, assessment and control of various risks.

The risk management policies of the Company are established by its senior officers who review the Company's performance relative to these policies. In addition, management has established a Loan Committee to determine and monitor policies associated with credit risk, loan pricing and reserve adequacy. The Controllers, Internal Audit, Law, Compliance and Governmental Affairs Departments, which are all independent of the Company and its business units, assist senior management in monitoring and controlling the Company's overall risk profile. The Company continues to be committed to employing qualified personnel with appropriate expertise in each of its various administrative and business areas to effectively implement the Company's risk management and monitoring systems and processes.

The following is a discussion of the Company's risk management policies and procedures relating to its principal risks other than funding risk.

MARKET RISK Market risk refers to the risk that a change in the level of one or more market prices, rates, indices, volatilities, correlations or other market factors, such as liquidity, will result in losses for a specified business line or portfolio.

INTEREST RATE RISK AND MANAGEMENT In the Company's credit card activities, the Company is exposed to market risk primarily from changes in interest rates, which impact interest-earning assets, principally credit card loans, net servicing fees received in connection with credit card loans sold through asset securitizations and the interest costs related to the financing of these assets. Financing of the Company's credit card activities includes certificates of deposit, securitization of credit card loans and borrowings from MSDWD.

The Company's interest rate risk management policies are designed to reduce the potential volatility of earnings that arise from changes in interest rates. This is accomplished primarily through matched financing, where possible, which entails matching the repricing schedules of credit card loans and the related financing (see "Interest Rate Risk" discussion under the "Liquidity and Capital Resources" caption). The Company has little or no interest rate risk on its Network Transaction Services, TeleServices or Commercial Accounts Processing businesses.

SENSITIVITY ANALYSIS The Company uses a variety of techniques to assess its interest rate risk exposure, one of which is interest rate sensitivity simulation. For purposes of presenting the possi-ble earnings effect of a hypothetical, adverse change in interest rates over the twelve-month period from December 31, 1997, the Company has chosen to assume that all interest rate sensitive assets and liabilities will be impacted by a hypothetical, immediate 100 basis point increase in interest rates as of the beginning of the period.

Interest rate sensitive assets are assumed to be those for which the stated interest rate is not contractually fixed for the next twelve-month period. Thus, assets that have a market-based index, such as the prime rate, which will reset before the end of the twelve-month period, or assets whose rates are fixed at December 31, 1997 but which will mature, or otherwise contractually reset to a market-based index rate, prior to the end of the twelve-month period, are rate-sensitive. The latter category includes special promotional credit card loan programs with deferred interest incentives that will contractually reprice in accordance with the Company's normal market-based pricing structure. For purposes of measuring rate sensitivity for such loans, only the effect of the hypothetical 100 basis point change in the underlying market-based index, such as the prime rate, has been considered rather than the full change in the rate to which the loan would contractually reprice. For assets that have a fixed rate at December 31, 1997 but which contractually will, or are assumed to, reset to a market-based index during the next twelve months, earnings sensitivity is measured from the expected repricing date. In addition, for all interest rate sensitive assets, earnings sensitivity is calculated net of expected loan losses.

Interest rate sensitive liabilities are assumed to be those for which the stated interest rate is not contractually fixed for the next twelve-month period. Thus, liabilities which have a market-based index, such as commercial paper or federal funds rate, which will reset before the end of the twelve-month period, or liabilities whose rates are fixed at December 31, 1997 but which will mature and reset to a market-based indexed rate prior to the end of the twelve-month period, are rate sensitive. For liabilities that have a fixed rate at December 31, 1997 but which are assumed to reset to a market-based index during the next twelve months, earnings sensitivity is measured from the expected repricing date.

Assuming a hypothetical, immediate 100 basis point increase in the interest rates affecting all interest rate sensitive assets and liabilities as of December 31, 1997, net income over the next twelve-month period would be reduced by approximately $0.9 million.

The hypothetical model assumes that the balances of interest rate sensitive assets and liabilities at December 31, 1997 will remain constant over the next twelve-month period; there is no assumed growth, strategic change in business focus, change in asset pricing philosophy or change in asset/liability funding mix. Thus, this model represents a static analysis that cannot adequately portray how the Company would respond to significant changes in market conditions. Furthermore, the analysis does not necessarily reflect the Company's expectations regarding the movement of interest rates in the near term, including the likelihood of an immediate 100 basis point change in market interest rates, nor necessarily the actual effect on earnings if such rate changes were to occur.

CREDIT RISK The Company's exposure to credit risk arises from the possibility that a party to a transaction might fail to perform under its contractual commitment, resulting in the Company incurring losses. Potential credit cardholders undergo credit reviews by the Credit Department to establish that they meet standards of ability and willingness to pay, and credit card applications are evaluated using credit scoring systems (statistical evaluation models that assign point values to information contained in applications). The Company's credit scoring systems are customized using the Company's policies, criteria and historical data and are required to be reviewed by the Loan Committee according to Company policy. Each cardholder's credit line is reviewed at least annually, and actions resulting from such review may include lowering a cardholder's credit line or closing the account.

OPERATIONAL RISK Operational risk refers to the risk of human error and malfeasance of deficiencies in the Company's operating systems. Operating systems are designed to provide for the efficient servicing of credit card accounts, and the Company manages operational risk through its system of internal controls that provides checks and balances to ensure that transactions and other account-related activity (e.g., new account solicitation, transaction authorization and processing, billing and collection of delinquent accounts) are properly approved, processed, recorded and reconciled. Disaster recovery plans are in place on a Company-wide basis for critical systems and operating locations, and redundancies are built into the systems as deemed appropriate.

In addition, the Internal Audit Department, which reports to senior management and the Audit Committee of the Board of Directors, assesses the Company's operations and control environment through periodic examinations of business operational areas.

LEGAL RISK Legal risk includes the risk of non-compliance with applicable legal and regulatory requirements and the risk that a client's or vendor's performance obligations will be unenforceable. The Company generally is subject to extensive regulation in the different jurisdictions in which it conducts its business. The Company has established legal standards and procedures that are designed to ensure compliance with all applicable statutory and regulatory requirements. The Company, principally through the Law, Compliance and Governmental Affairs Department, also has established procedures that are designed to ensure that senior management's policies relating to conduct, ethics and business practices are followed. In connection with its business, the Company has various procedures addressing issues such as regulatory capital requirements, new products, credit granting, collection activities and record-keeping. The Company also has established certain procedures to mitigate the risk that a client's or vendor's performance obligations will be unenforceable, including consideration of such party's legal authority and capacity, adequacy of legal documentation, the permissibility of a transaction under applicable law and whether applicable bankruptcy or insolvency laws limit or alter contractual remedies.

               CONSOLIDATED BALANCE SHEETS In thousands, except
                                  share data




December 31,                                                                  1997            1996
--------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                 $   14,730      $   15,205
Investments held to maturity - at amortized cost                            36,617          41,675

Credit card loans                                                        1,295,787       1,637,507
Allowance for loan losses                                                  (79,726)        (88,397)
--------------------------------------------------------------------------------------------------
   Credit card loans, net                                                1,216,061       1,549,110
Accrued interest receivable                                                 21,847          21,141
Accounts receivable                                                         29,349          42,202
Due from affiliated companies                                                9,921           9,900
Amounts due from asset securitizations                                      93,260               -
Premises and equipment, net                                                 32,895          25,294
Deferred income taxes                                                       43,059          38,266
Prepaid expenses and other assets                                           14,664          17,992
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $1,512,403      $1,760,785
==================================================================================================

LIABILITIES
Deposits
   Noninterest-bearing                                                  $    6,206      $    9,012
   Interest-bearing                                                        504,088         454,423
--------------------------------------------------------------------------------------------------
   Total deposits                                                          510,294         463,435
Accounts payable, accrued expenses and other                                80,283          72,655
Income taxes payable                                                        19,725          17,756
Due to affiliated companies                                                639,066         982,547
--------------------------------------------------------------------------------------------------
   Total liabilities                                                     1,249,368       1,536,393
--------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Preferred stock, $1.00 par value, 100,000 shares
   authorized; none issued or outstanding                                        -               -
Common stock, $.01 par value, 40,000,000 and 40,000,000 shares authorized; 27,276,269 and 27,242,207 shares issued;
   27,206,883 and 27,187,462 shares outstanding at
   December 31, 1997 and 1996, respectively                                    273             272
Capital in excess of par value                                              81,586          81,096
Retained earnings                                                          182,845         144,345
Common stock held in treasury, at cost, $.01 par value, 69,386 and
   54,745 shares at December 31, 1997 and 1996, respectively                (1,662)         (1,312)
Stock compensation related adjustments                                          (7)             (9)
--------------------------------------------------------------------------------------------------
   Total stockholders' equity                                              263,035         224,392
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $1,512,403      $1,760,785
==================================================================================================

See notes to consolidated financial statements.


                CONSOLIDATED STATEMENTS OF INCOME In thousands,
                             except per share data




Year ended December 31,                                          1997               1996               1995
-----------------------------------------------------------------------------------------------------------
Processing and service revenues                              $279,513           $276,745           $232,120
Merchant discount revenue                                      15,289             34,153             49,550
-----------------------------------------------------------------------------------------------------------
                                                              294,802            310,898            281,670

Interest revenue                                              245,194            226,266            162,205
Interest expense                                               74,748             79,129             65,361
-----------------------------------------------------------------------------------------------------------
  Net interest income                                         170,446            147,137             96,844
Provision for loan losses                                     118,363            137,115             66,522
-----------------------------------------------------------------------------------------------------------
  Net credit income                                            52,083             10,022             30,322
-----------------------------------------------------------------------------------------------------------

Net operating revenues                                        346,885            320,920            311,992

Salaries and employee benefits                                111,770             97,117             87,730
Processing and service expenses                                98,624            108,544             90,535
Occupancy expense                                              10,987              9,438              7,819
Other expenses                                                 63,204             68,328             55,799
-----------------------------------------------------------------------------------------------------------
  Total operating expenses                                    284,585            283,427            241,883
-----------------------------------------------------------------------------------------------------------

Income before income taxes                                     62,300             37,493             70,109
Income tax expense                                             23,800             14,247             26,636
-----------------------------------------------------------------------------------------------------------
Net income                                                   $ 38,500           $ 23,246           $ 43,473
===========================================================================================================

Basic earnings per common share                              $   1.41           $   0.86           $   1.60
Diluted earnings per common share                                1.41               0.85               1.59
===========================================================================================================

Basic weighted average common shares outstanding               27,211             27,171             27,093
Diluted weighted average common shares outstanding             27,399             27,375             27,382
-----------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.



                                         CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                            In thousands




Year ended December 31,                                                                  1997                  1996       1995
------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                           $ 38,500              $ 23,246   $ 43,473
Adjustments to reconcile net income to net cash flows
   from operating activities
       Depreciation and amortization                                                   12,158                14,468     11,751
       Imputed interest on notes payable                                                    -                    15      5,605
       Provision for loan losses                                                      118,363               137,115     66,522
       Compensation payable in common stock                                                72                   855        401
       Deferred income taxes                                                           (4,793)              (11,990)    (4,282)
   (Increase) decrease in operating assets
       Amounts due from affiliated companies                                              (21)               (5,124)      (256)
       Accrued interest receivable and accounts receivable                             12,147               (10,832)   (16,961)
       Amounts due from asset securitizations                                         (93,260)                    -          -
       Prepaid expenses and other assets                                                2,061                40,234    (35,853)
   Increase (decrease) in operating liabilities
       Accounts payable, accrued expenses and other                                     9,843                 1,167      9,411
       Income taxes payable                                                             1,969                 7,055      3,748
       Amounts due to affiliated companies                                               (135)                  142      4,619
------------------------------------------------------------------------------------------------------------------------------
          Net cash from operating activities                                           96,904               196,351     88,178
------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Investments held to maturity - purchases                                             (237,292)             (276,445)  (123,687)
Investments held to maturity - maturities                                             242,350               282,200     86,729
Net principal collected (disbursed) on credit card loans                              208,820              (273,823)  (771,057)
Purchase of credit card portfolios                                                          -                     -   (306,903)
Proceeds from sale of credit card loans                                                     -               138,861    150,000
Purchases of premises and equipment, net                                              (14,402)              (11,516)   (11,105)
------------------------------------------------------------------------------------------------------------------------------
          Net cash from investing activities                                          199,476              (140,723)  (976,023)
------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Net (decrease) increase in noninterest-bearing deposits                                (2,806)               (1,258)     5,011
Net increase in interest-bearing deposits                                              49,665                82,350    171,795
Net (decrease) increase in due to affiliated companies                               (343,346)             (128,406)   945,011
Repayment of notes payable                                                                  -                (2,110)  (227,021)
Proceeds from exercise of stock options                                                    52                   622        665
Purchase of treasury stock, at cost                                                      (420)                 (500)    (1,957)
------------------------------------------------------------------------------------------------------------------------------
          Net cash from financing activities                                         (296,855)              (49,302)   893,504
------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN CASH AND DUE FROM BANKS                                           (475)                6,326      5,659
CASH AND DUE FROM BANKS, BEGINNING OF YEAR                                             15,205                 8,879      3,220
------------------------------------------------------------------------------------------------------------------------------
CASH AND DUE FROM BANKS, END OF YEAR                                                 $ 14,730              $ 15,205   $  8,879
==============================================================================================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest                                                               $ 75,299              $ 79,627   $ 59,353
Cash paid for income taxes                                                             24,214                19,231     27,192
==============================================================================================================================
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Short-term notes, net issued to purchase credit card portfolios                      $      -              $      -   $ 48,333
==============================================================================================================================

See notes to consolidated financial statements.

                               CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY In thousands




                                                                                             Common         Stock
                                                        Capital in                       Stock Held  Compensation          Total
                                     Preferred  Common   Excess of       Retained      in Treasury,       Related  Stockholders'
                                         Stock   Stock   Par Value       Earnings           at Cost   Adjustments         Equity
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1994                 $ -    $271     $77,807       $ 77,626          $      -          $  -       $155,704

Net income                                                                 43,473                                         43,473
Exercise of stock options                                    1,197                                                         1,197
Employee Stock Purchase Plan                                   392                                                           392
Compensation payable in
   common stock                                                                                               401            401
Purchase of treasury stock, at cost                                                          (1,957)                      (1,957)
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1995                   -     271      79,396        121,099            (1,957)          401        199,210
--------------------------------------------------------------------------------------------------------------------------------

Net income                                                                 23,246                                         23,246
Exercise of stock options                            1       1,152                                                         1,153
Employee Stock Purchase Plan                                   428                                                           428
Compensation payable in
   common stock                                                120                            1,145          (410)           855
Purchase of treasury stock, at cost                                                            (500)                        (500)
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                   -     272      81,096        144,345            (1,312)           (9)       224,392
--------------------------------------------------------------------------------------------------------------------------------

Net income                                                                 38,500                                         38,500
Exercise of stock options                            1          51                                                            52
Employee Stock Purchase Plan                                   439                                                           439
Compensation payable in
   common stock                                                                                  70             2             72
Purchase of treasury stock, at cost                                                            (420)                        (420)
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                 $ -    $273     $81,586       $182,845          $ (1,662)         $ (7)      $263,035
================================================================================================================================

See notes to consolidated financial statements.




                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1  ORGANIZATION AND BASIS OF PRESENTATION

The consolidated financial statements include the accounts of SPS Transaction Services, Inc. (the "Company") and its subsidiaries. The Company is a 73.5% majority owned subsidiary of NOVUS Credit Services Inc. ("NCSI"), which in turn is a wholly owned, direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

On May 31, 1997, Morgan Stanley Group Inc. was merged with and into Dean Witter, Discover & Co. At that time Dean Witter, Discover & Co. changed its corporate name to Morgan Stanley, Dean Witter, Discover & Co.

The Company provides a range of technology outsourcing services including the processing of credit and debit card transactions, consumer private label credit card programs, commercial accounts processing services, and call center customer service activities in the United States. SPS Payment Systems, Inc. ("SPS"), a wholly owned subsidiary of the Company, is incorporated in the State of Delaware. Hurley State Bank ("HSB"), a wholly owned subsidiary of the Company, is chartered as a bank by the State of South Dakota and is a member of the Federal Deposit Insurance Corporation.

The consolidated financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions regarding credit card loan loss levels, the potential outcome of litigation and other matters that affect the financial statements and related disclosures. Management believes that the estimates utilized in the preparation of the consolidated financial statements are prudent and reasonable. Actual results could differ from these estimates.

All material intercompany balances and transactions have been eliminated. Certain reclassifications have been made to prior year amounts to conform to current presentation.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Due From Banks - Cash and due from banks consist of cash and highly liquid investments not held for resale with maturities, when purchased, of three months or less.

Investments Held to Maturity - Investments held to maturity include those investments that the Company has the intent and ability to hold to maturity. These investments consist of U.S. Treasury securities that are reported at amortized cost, which approximates fair market value. All such investments at December 31, 1997 had maturities within one year.

Credit Card Loans - Loans to cardholders are reported at their principal amounts outstanding. Interest on loans is credited to income as earned. Interest and fees are accrued on loans until the date of charge-off, which occurs at the end of the month during which an account becomes 180 days past due, except in the case of cardholder bankruptcies, where loans are charged off upon receipt and processing of written notification, and in fraudulent transactions, where loans are charged off when identified. The interest portion of charged off loans is written off against interest revenue, while the fee portion of charged off loans (late fee and credit insurance fee) is written off against processing and services revenues.

Periodically, the Company purchases credit card loans from third parties. These loans are recorded at their principal amounts outstanding less any allowance for loan losses. Any difference between this amount and the fair value of credit card loans acquired is recorded as a discount or premium and amortized to interest revenue over the estimated life of the acquired loans using a method that approximates the interest method. Any excess of consideration given over the fair value of credit card loans acquired is recorded as purchased credit card rights. Purchased credit card rights represent an intangible asset that is amortized on a straight-line basis over the expected life of the cardholder relationship.

Allowance for Loan Losses - The allowance for loan losses is a significant estimate that is regularly evaluated by management for adequacy on a portfolio by portfolio basis and is established through a charge to the provision for loan losses. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans and current economic conditions that may affect the borrowers' ability to pay.

The Company uses the results of these evaluations to provide an allowance for loan losses. The exposure for credit losses for owned loans is influenced by the performance of the portfolio and other factors discussed above, with the Company absorbing all related losses. The exposure for credit losses for securitized loans is represented by the Company retaining a contingent risk based on the amount of credit enhancement provided.

In 1996, the Company revised its estimate of the allowance for losses for loans intended to be securitized. This revision was based on the Company's experience with credit losses related to securitized loans in a mature asset securitization market and the issuance of Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of
Financial Assets and Extinguishments of Liabilities," by the Financial Accounting Standards Board ("FASB"), which eliminated the uncertainty surrounding the appropriate accounting treatment for asset securitization transactions. The adoption of the enacted provisions of SFAS No. 125 had no material effect on the Company's financial position or results of operations.

Securitization of Credit Card Loans - The Company periodically sells credit card loans through asset securitizations and continues to service these loans. The revenues derived from servicing these loans are recorded in the consolidated statements of income as processing and service revenues over the term of the securitized loans rather than at the time the loans are sold. The effects of recording these revenues over the term of the securitized loans rather than at the time the loans were sold are not material. Amounts due from asset securitizations in the consolidated balance sheets represent interest-earning credit enhancement reserve funds maintained with third parties.

Premises and Equipment - Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are provided principally by the straight-line method over the estimated useful lives of the related assets.

Income Taxes - Income tax expense is provided for using the asset and liability method, under which deferred tax assets and liabilities are determined based upon temporary differences between the financial statement and income tax bases of assets and liabilities, using currently enacted tax rates.

Earnings per Share - The calculations of basic and diluted earnings per common share are based on the weighted average number of common shares outstanding for basic earnings per share and the total weighted average number of common shares and share equivalents outstanding for diluted earnings per share. The difference between basic and diluted earnings per share for the years ended December 31, 1997, 1996 and 1995 is the result of including weighted common share equivalents totaling 188,514, 203,941 and 289,012, respectively, in the computation of diluted earnings per share.

Processing and Service Revenues - Processing and service revenues include revenues from transaction processing services, managed and HSB programs, and servicing of securitized loans. The Company's revenues from transaction processing services and managed programs are recognized when the service is performed. Revenues from HSB programs, consisting primarily of late fees assessed to cardholders, are recognized when earned. Revenues for servicing securitized loans are recognized as collected.

Merchant Discount Revenue - The Company receives merchant discount revenue from its merchant clients resulting from cardholder purchases utilizing revolving or promotional payment plans. The amount of merchant discount revenue the Company receives, however, is influenced by the mix and pricing of promotional payment plans offered to private label cardholders. For certain merchant clients, where client marketing strategies promote longer-term interest-deferred programs, the Company may charge a higher merchant discount rate as compared to instances in which client marketing strategies promote shorter-term interest-deferred programs. The use of promotional payment plans, such as deferred interest plans, has grown in popularity with merchants and as a result, the use of these plans has begun to vary dramatically from past practices and expected practices. Historically, the Company has recognized merchant discount revenue in the consolidated statements of income as received in the month when the sale occurred. Beginning in the fourth quarter of 1996, a portion of merchant discount revenue received resulting from longer-term promotional payment plans (six months or longer) has been deferred and accreted to interest income using the interest method over periods equal to the duration of the plans that originated the merchant discount revenue. The amount of net deferred merchant discount revenue at December 31, 1997 and 1996 was $4.7 million and $9.3 million, respectively.

Interest Rate Hedges - The Company enters into various interest rate exchange contracts, which consist of interest rate swaps, caps and cost of funds agreements, primarily as hedges against specific liabilities in funding the Company's credit card loan portfolio. For contracts that are designated as hedges of the Company's liabilities, gains and losses are deferred and recognized as adjustments to interest expense over the remaining life of the underlying liabilities. For contracts that are hedges of asset securitizations, gains and losses are recognized as adjustments to processing and service revenues.

Employee Stock Plans - As permitted by SFAS No. 123, "Accounting for Stock-Based Compensation," the Company has elected to continue to account for its stock-based compensation plans using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25"). Under the provisions of APB No. 25, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's common stock at the date of grant over the amount an employee must pay to acquire the stock.

New Accounting Pronouncements - As of January 1, 1997, the Company adopted SFAS No. 125, which was effective for transfers of financial assets made after December 31, 1996. SFAS No. 125 provides financial reporting standards for the derecognition and recognition of financial assets, including the distinction between transfers of financial assets which should be recorded as sales and those which should be recorded as secured borrowings. The adoption of the enacted provisions of SFAS No. 125 had no material effect on the Company's consolidated financial position or results of operations.

In February 1997, the FASB issued SFAS No. 128, "Earnings per Share" ("EPS"), effective for periods ending after December 15, 1997, with restatement required for all prior periods. SFAS No. 128 maintains the previous EPS category of net income per common share with "basic EPS," which similarly reflects no dilution from common stock equivalents, and requires "diluted EPS" which reflects dilution from common stock equivalents based on the average price per share of the Company's common stock during the period. The adoption of SFAS No. 128 had no material effect on the Company's EPS calculations.

In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." These statements, which are effective for fiscal years beginning after December 15, 1997, establish standards for the reporting and display of comprehensive income and the disclosure requirements related to segments.


NOTE 3 CREDIT CARD LOANS AND ALLOWANCE FOR LOAN LOSSES The changes in the allowance for loan losses were as follows:



In thousands, Year ended December 31,            1997           1996       1995
-------------------------------------------------------------------------------
Balance, beginning of year                  $  88,397      $  63,704   $ 24,090
Provision for loan losses                     118,363        137,115     66,522
Purchase of credit card portfolios                  -              -     30,594

Charge-offs                                  (153,645)      (138,181)   (67,754)
Recoveries                                     22,611         21,759     16,801
-------------------------------------------------------------------------------
Net charge-offs                              (131,034)      (116,422)   (50,953)
-------------------------------------------------------------------------------

Other (1)                                       4,000          4,000     (6,549)
-------------------------------------------------------------------------------
Balance, end of year                        $  79,726      $  88,397   $ 63,704
===============================================================================

(1) Reflects net transfers related to asset securitizations.


At December 31, 1997 and 1996, $428.1 million and $527.9 million, respectively, of the Company's credit card loans had minimum contractual maturities of less than one year. Because of the uncertainty regarding credit card loan repayment patterns, which historically have been higher than contractually required minimum payments, and variable rate loan pricing utilized by the Company, these amounts may not necessarily be indicative of the Company's credit card loan repricing schedule.

At December 31, 1997 and 1996, the Company had commitments to extend credit in the amount of $17.9 billion and $16.9 billion, respectively. Commitments to extend credit arise from agreements to extend to customers unused lines of credit on certain credit cards issued by the Company. These commitments, substantially all of which the Company can terminate at any time and which do not necessarily represent future cash requirements, are periodically reviewed based on account usage and customer creditworthiness.

Credit card loans sold through asset securitization transactions and serviced by the Company totaled $580.0 million at December 31, 1997 and 1996.

NOTE 4  TRANSACTIONS WITH AFFILIATED COMPANIES

The Company is affiliated with several entities through common direct or indirect ownership by NCSI and MSDWD. Various transactions are entered into with these affiliated companies, primarily resulting from intercompany loans, deposits, advances and the provisions of required services on behalf of, to and by the affiliates. Such services include, but are not limited to, transaction, collection and disbursement processing. In addition, affiliated companies allocate certain premises and other operating expenses based on defined formulas. In the opinion of management, these expense allocations are reasonable and no less favorable to the Company than the cost that would have been incurred if the Company had operated as an unaffiliated entity.

Transactions with affiliated companies included in the consolidated statements of income are presented below. Included in processing and service revenues are amounts derived from a sub-servicing agreement with an affiliate amounting to $43.6 million, $36.5 million and $27.0 million for 1997, 1996 and 1995, respectively.



In thousands, Year ended December 31,             1997           1996      1995
-------------------------------------------------------------------------------
Processing and service revenues                $63,320        $55,294   $42,505
Interest expense                                60,773         66,771    51,411
Occupancy expense                                3,352          3,224     3,127
Other expenses                                  10,279         11,029    11,215
-------------------------------------------------------------------------------

    Due from affiliated companies was comprised of the following:


In thousands, December 31,                                       1997      1996
-------------------------------------------------------------------------------
Trade receivables
 NOVUS Services, Inc.                                          $1,747    $2,156
 MountainWest Financial                                         7,912     7,744
 NOVUS Credit Services Inc.                                       262         -
-------------------------------------------------------------------------------
Due from affiliated companies                                  $9,921    $9,900
===============================================================================

    Due to affiliated companies was comprised of the following:


In thousands, December 31,                                       1997      1996
-------------------------------------------------------------------------------
Amounts due for services
 MSDWD                                                        $ 1,412   $ 1,363
 NOVUS Credit Services Inc.                                    10,217     9,145
 Prime Option Services                                            135        43
-------------------------------------------------------------------------------
                                                              $11,764   $10,551
===============================================================================

Borrowings due to MSDWD
 Borrowings under facility,
   due on demand                                             $624,088  $967,584
 Accrued interest payable
   on MSDWD borrowings                                          3,214     4,412
-------------------------------------------------------------------------------
                                                             $627,302  $971,996
===============================================================================



The weighted average annual interest rate on borrowings due to MSDWD, excluding the effects of interest rate exchange contracts, was 5.9% and 5.6% for 1997 and 1996, respectively. At December 31, 1997 and 1996, borrowings due to MSDWD were subject to interest rate exchange contracts with notional amounts of $123.1 million and $151.7 million, respectively. Such interest rate exchange contracts consisted of interest rate swaps and cost of funds agreements, which primarily converted MSDWD borrowings to fixed rates. At December 31, 1996, interest rate cap agreements with notional amounts of $30 million set weighted average rate limits of 3.5% on MSDWD borrowings. There were no interest rate cap agreements at December 31, 1997.

As of December 31, 1997 and 1996, the weighted average interest rate on borrowings due to MSDWD, excluding the effects of interest rate exchange contracts, was 6.3% and 5.6%, respectively. Interest rate exchange contracts had no material effect on those weighted average interest rates.


NOTE 5  DEPOSITS
A summary of deposits by type was as follows:



In thousands, December 31,                                       1997      1996
-------------------------------------------------------------------------------
Noninterest-bearing deposits                                 $  6,206  $  9,012
Certificates of deposit                                       504,088   454,423
-------------------------------------------------------------------------------
Total deposits                                               $510,294  $463,435
===============================================================================


Certificates of deposit include deposits sold through Dean Witter Reynolds Inc., an affiliate, of $276.3 million and $241.2 million at December 31, 1997 and 1996, respectively.

The weighted average annual interest rate on interest-bearing deposits, excluding the effects of interest rate exchange contracts, for 1997 and 1996 was 6.4% and 6.3%, respectively.

As of December 31, 1997 and 1996, the weighted average interest rate on interest-bearing deposits, excluding the effects of interest rate exchange contracts, was 6.2% and 6.1%, respectively. Interest rate exchange contracts had no material effect on those weighted average interest rates.

At December 31, 1997, certificates of deposit maturing over the next five years were as follows:



In thousands
----------------------------------------------
Certificates of deposit maturing in:
1998                                  $276,400
1999                                    64,886
2000                                    50,300
2001                                    33,700
2002                                    29,800
----------------------------------------------


NOTE 6  RETIREMENT BENEFITS

PENSION PLAN Substantially all employees of the Company are eligible to participate, after meeting certain age and service requirements, in a non-contributory defined benefit pension plan established for employees of NCSI (the "Plan"). Pension benefits are based on length of service and average annual compensation. The Company's policy is to contribute annually to the Plan an amount at or above that which is required under the Employee Retirement Income Security Act. In 1997, 1996 and 1995, Company contributions to the Plan were $2.7 million, $3.3 million and $2.7 million, respectively.

     Pension expense consisted of the following:



In thousands, Year ended December 31,             1997         1996        1995
-------------------------------------------------------------------------------
Service cost, benefits earned
 during the year                                $2,214       $2,253      $1,355
Interest cost on projected
 benefit obligation                              1,415        1,322         887
 Return on Plan assets                          (1,631)      (1,754)     (1,383)
Expected difference between actual
 and expected return on assets                     257          733         719
Net amortization                                   178          410         149
-------------------------------------------------------------------------------
Total pension expense                           $2,433       $2,964      $1,727
===============================================================================

    The funded status of the Plan was as follows:


In thousands, December 31,                        1997         1996
-------------------------------------------------------------------
Actuarial present value of vested
 benefit obligation                           $(13,377)    $(10,900)
===================================================================
Accumulated benefit obligation                $(15,757)    $(12,419)
Effect of future salary increases               (7,590)      (7,795)
-------------------------------------------------------------------
Projected benefit obligation                   (23,347)     (20,214)
Plan assets at fair market value                17,382       14,527
-------------------------------------------------------------------
Projected benefit obligation
 in excess of Plan assets                       (5,965)      (5,687)
Unrecognized net obligation                         52           57
Unrecognized net loss                            3,926        4,766
Unrecognized prior service cost                  1,084        1,162
-------------------------------------------------------------------
(Accrued) prepaid pension cost, end of year   $   (903)    $    298
===================================================================

Assumptions used in calculating the projected benefit obligation were as follows:


December 31,                                      1997         1996
-------------------------------------------------------------------
Weighted average discount rate                   7.25%        7.50%
Rate of increase in future
 compensation levels                             5.00%        5.00%
Expected long-term rate of
 return on Plan assets                           9.00%        9.00%
-------------------------------------------------------------------


The Company also has a non-qualified pension plan established for certain employees of NCSI. The amounts charged to expense under the plan were
$129,000,  $103,000 and $265,000 for the years ended  December 31, 1997,  1996 and 1995, respectively.

POSTRETIREMENT BENEFIT PLANS OTHER THAN PENSIONS The Company has unfunded postretirement plans that provide medical and life insurance for eligible retirees, employees and dependents. At December 31, 1997 and 1996 the Company's accrued post-retirement benefit costs were $2.2 million and $2.1 million, respectively.

OTHER PLANS The Company sponsors a qualified 401(k) plan (the "START Plan"). Under this plan, the Company matches a certain percentage of employees' annual pretax contributions based upon the level of income achieved by the Company. The Company's matching contribution at various levels of income is set during the commencement of the plan year. The plan uses the Company's contributions to purchase the Company's common stock. The Company's contributions to the START Plan was $0.6 million in 1997, $0.5 million in 1996 and $1.1 million in 1995.

Employees of the Company are eligible for certain postemployment benefits. These benefits were not material to the Company's consolidated financial position or results of operations in 1997, 1996 and 1995.


NOTE 7  STOCK PLAN

The Company maintains equity-based incentive plans under which various types of stock awards are granted to officers, directors and key employees of the Company.

EQUITY-BASED INCENTIVE AWARDS The Company is authorized to issue up to 3.2 million shares of its common stock in connection with awards under three stock incentive plans. Stock option activity under these plans was as follows:




Year ended December 31,                       1997                        1996                       1995
----------------------------------------------------------------------------------------------------------------------
                                                     WEIGHTED                     Weighted                    Weighted
                                       NUMBER         AVERAGE       Number         Average      Number         Average
                                    OF SHARES  EXERCISE PRICE    of Shares  Exercise Price   of Shares  Exercise Price
----------------------------------------------------------------------------------------------------------------------
Options outstanding,
 beginning of year                  1,021,567          $23.31      773,904          $19.45     849,484          $18.44
Granted                                41,906           17.71      346,188           29.45      17,000           30.33
Exercised                              (6,485)           8.00      (72,029)           8.64     (69,004)           9.64
Forfeited                              (9,258)          31.14      (26,496)          30.72     (23,576)          18.22
----------------------------------------------------------------------------------------------------------------------
Options outstanding, end of year    1,047,730           23.11    1,021,567           23.31     773,904           19.45
======================================================================================================================
Options exercisable                   777,238           21.52      559,684           17.84     374,525           15.90
======================================================================================================================
Options available for future grant  1,845,818                    1,878,466                   2,198,158
======================================================================================================================



December 31, 1997                                         OPTIONS OUTSTANDING                  OPTIONS EXERCISABLE
----------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE
                                                 NUMBER         REMAINING         AVERAGE       NUMBER         AVERAGE
Range of Exercise Prices                    OUTSTANDING  CONTRACTUAL LIFE  EXERCISE PRICE  EXERCISABLE  EXERCISE PRICE
----------------------------------------------------------------------------------------------------------------------
$8.00 TO $26.00                                 374,881          4  YEARS         $  9.88      332,975         $  8.90
$26.50 TO $30.00                                352,244          8  YEARS           29.49      123,658           29.45
$31.50 TO $32.00                                320,605          6  YEARS           31.58      320,605           31.58
----------------------------------------------------------------------------------------------------------------------

EMPLOYEE STOCK PURCHASE PLAN Under the Employee Stock Purchase Plan (the "Stock Purchase Plan"), employees are authorized to purchase up to 150,000 shares of the Company's common stock at not less than 85% of the fair market value at the date of purchase. Shares of common stock to be delivered under the Stock Purchase Plan are made available from authorized but unissued or treasury shares of common stock. As of December 31, 1997 and 1996, employees of the Company had purchased 27,577 and 23,663 shares of common stock under the plan, respectively. The discount to fair market value was $77,000 for 1997 and $76,000 for 1996. The plan is "non-compensatory" under APB No. 25, and, accordingly, no charge to earnings has been recorded for the amount of the discount to fair market value.

DEFERRED COMPENSATION AWARDS The Company is authorized to issue up to 75,000 shares of its common stock in connection with a deferred compensation plan adopted in 1995 that provides for the deferral of a portion of certain employees' compensation with payment made in the form of shares of the Company's common stock. In 1997, 1996 and 1995, the Company recorded compensation expense of $146,000, $32,000 and $401,000 and unearned compensation of $37,000, $8,000 and $100,000 in connection with the award of approximately 8,300, 4,500 and 18,000 shares of common stock under the plan, respectively. These shares are held in custodial or trust accounts pending employee eligibility to receive the shares. Unearned compensation is recognized over the related plan vesting periods.

PRO FORMA EFFECT OF SFAS NO. 123 Had the Company elected to recognize compensation cost pursuant to SFAS No. 123 for its stock option plans and the Stock Purchase Plan, net income would have been reduced by $898,000, $867,000 and $108,000 for 1997, 1996 and 1995, respectively. Basic earnings per common share would have been reduced by $0.03 and $0.04 for 1997 and 1996, respectively, with no effect for 1995. Diluted earnings per common share would have been reduced by $0.04, $0.03 and $0.01 for 1997, 1996 and 1995, respectively.

The weighted average fair market value at the date of grant for stock options granted during 1997, 1996 and 1995 was $7.39, $10.86 and $12.16 per option, respectively. The fair market value of stock options at the date of grant was estimated using the Black-Scholes option pricing model utilizing the following weighted average assumptions:



Year ended December 31,             1997     1996   1995
--------------------------------------------------------
Risk-free interest rate             6.6%     5.7%    7.2%
Expected option life in years       5.5      6.1     6.4
Expected stock price volatility    38.1%    30.2%   28.7%
--------------------------------------------------------


NOTE 8  INCOME TAXES
The following is a summary of the expense (benefit) for income taxes:

In thousands, Year ended December 31,     1997               1996            1995
-----------------------------------------------------------------------------------
Current tax expense
  Federal                               $ 25,054          $ 23,567         $ 28,630
  State                                    3,539             2,670            2,288
-----------------------------------------------------------------------------------
                                          28,593            26,237           30,918
Deferred tax expense (benefit)
  Federal                                 (4,127)          (11,171)          (4,875)
  State                                     (666)             (819)             593
-----------------------------------------------------------------------------------
                                          (4,793)          (11,990)          (4,282)
-----------------------------------------------------------------------------------
Total income tax expense                $ 23,800          $ 14,247         $ 26,636
===================================================================================

  The following deferred income taxes were recorded:

In thousands, December 31,                                   1997           1996
-----------------------------------------------------------------------------------
Deferred income tax assets
  Loan loss allowances                                    $ 30,258         $ 30,957
  Unearned income                                            6,947            3,289
  Other deferred tax assets                                  8,283            5,933
-----------------------------------------------------------------------------------
Total deferred income tax assets                            45,488           40,179
-----------------------------------------------------------------------------------
Deferred income tax liabilities                             (2,429)          (1,913)
-----------------------------------------------------------------------------------
Total deferred income taxes                               $ 43,059         $ 38,266
===================================================================================


  A reconciliation from the statutory federal income tax rate to the effective income tax rate is as follows:


Year ended December 31,                             1997          1996         1995
-----------------------------------------------------------------------------------
U.S. statutory rate                                 35.0%         35.0%        35.0%
State income taxes, net of federal benefit           3.0           3.2          2.7
Other                                                0.2          (0.2)         0.3
-----------------------------------------------------------------------------------
Effective income tax rate                           38.2%         38.0%        38.0%
===================================================================================

NOTE 9 COMMITMENTS AND CONTINGENCIES The Company leases certain property and equipment under noncancelable operating leases. At December 31, 1997, future minimum rental commitments under such leases, net of subleases, were as follows:


In thousands
---------------------------------------------
1998                                  $ 5,283
1999                                    5,463
2000                                    1,588
2001                                      752
2002                                      321
2003 and thereafter                     1,554
---------------------------------------------
Total lease commitments               $14,961
=============================================

Total rent expense, net of sublease rental income, for property and equipment and the portion thereof related to affiliated companies was as follows:

In thousands, Year ended December 31,    1997      1996      1995
------------------------------------------------------------------
Total rent expense                     $6,465     $6,860    $6,938
Portion related to affiliates           3,590      3,961     3,797
------------------------------------------------------------------

The Company has an Amended and Restated Borrowing  Agreement (as amended,  the
"Borrowing Agreement") and a facility fee letter agreement (as amended, the "Facility Fee Agreement")(collectively, the "Financing Agreements"), with MSDWD, pursuant to which MSDWD has agreed to provide financing to the Company. The maximum amount available under the Borrowing Agreement, which expires April 11, 1998, is $1.2 billion. At January 31, 1998, the Company had $570.0 million outstanding under the Borrowing Agreement. Under the Facility Fee Agreement, the Company has agreed to pay certain monthly facility fees in connection with its financing arrangements with MSDWD.

In the normal course of business, the Company is involved in routine litigation incidental to the business. The consequences of these matters are not presently determinable; however, in the opinion of management after consultation with counsel, the ultimate liability, if any, will not have a material adverse effect on the consolidated financial position or results of operations of the Company.


NOTE 10  FINANCIAL INSTRUMENTS

The Company uses interest rate exchange contracts, which consist of interest rate swaps, caps and cost of funds agreements, as part of its interest rate risk management program. This program is designed to reduce the potential volatility of earnings that arises from changes in interest rates, including the interest rate risk inherent in servicing fees on securitized loans received by the Company from credit card loans sold through asset securitizations. This is accomplished by minimizing the volatility of the spread between credit card loan yields and funding costs. When asset yield and funding costs are not anticipated to result in stable spreads, the Company utilizes interest rate exchange contracts. These contracts are entered into as hedges of interest rate risk and gains or losses from these contracts generally offset counterbalancing gains or losses on the hedged risk. The Company attempts to match the recognition of the gains or losses in the periods in which the hedged risk is realized. Thus, gains or losses may be recognized as part of periodic settlements or, upon early termination of an interest rate exchange contract, deferred and amortized over the remaining period of the hedged risk to achieve the appropriate matching. Interest rate exchange contracts are subject to credit risk for receivable or gain positions. The fair value of these agreements is the estimated amount that the Company would receive (or pay) to terminate the underlying contract, taking into account current market conditions.

Interest rate swaps and cost of funds agreements are derivative financial instruments that are settled by reference to the difference between the base interest rates being exchanged, multiplied by the notional amount of the contract. These agreements subject the Company to market risk in excess of amounts recorded in the consolidated balance sheets in the event of unfavorable market interest rate movements.

     Interest rate exchange agreements outstanding were as follows:

In thousands, December 31,           1997                 1996
-------------------------------------------------------------------
                               NOTIONAL   FAIR     Notional    Fair
                                 AMOUNT  VALUE       Amount   Value
-------------------------------------------------------------------
Cost of funds agreements       $ 74,055   $600     $ 85,614  $1,434
Interest rate swaps             355,000    126      380,000    (824)
-------------------------------------------------------------------


Purchased interest rate cap agreements are derivative financial instruments which, by their nature, have no off-balance sheet risk of loss due to unfavorable interest rate movements. The Company pays an initial premium, which is recorded on the consolidated balance sheet and amortized to interest expense over the term of the cap agreement. Benefits received are recorded as a reduction of interest expense. The Company had no interest rate cap agreements at December 31, 1997; however, at December 31, 1996 the Company had outstanding interest rate cap agreements with notional amounts of $40.0 million. The variable rates on the cap agreements exceeded the specified cap rates and had a fair value of $300,000 at December 31, 1996.

In connection with certain asset securitizations, the Company had written interest rate cap agreements with notional amounts of $69.0 million and $150.0 million at December 31, 1997 and 1996, respectively. Both agreements had strike rates of 11%. Any settlement payments made under these agreements will generally be passed back to the Company through an adjustment of servicing fees on securitized loans, although this is subject to the risk of counterparty nonperformance. At December 31, 1997 and 1996, the fair value of these agreements was not material. No payments have been made by the Company under this agreement. The $150.0 million written interest rate cap agreement expired in December 1997. The $69.0 million written interest rate cap agreement expires in April 2000.


NOTE 11  FINANCIAL INSTRUMENTS FAIR VALUE INFORMATION

The estimated fair value amounts of the Company's financial instruments have been determined using available market information and appropriate valuation methodologies. Considerable judgment is required to develop estimates of fair value. Accordingly, such estimates are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different assumptions or estimation methodologies may have a material effect on the estimated fair value amounts.

At December 31, 1997 and 1996, the carrying amounts of the Company's financial assets and liabilities are reasonable estimates of fair value.


NOTE 12  CONCENTRATIONS OF CREDIT RISK

The Company's loan portfolio consists of credit card loans throughout the United States. As a result of private label credit card programs with regional merchants, the Company had credit card loans, including securitized loans, aggregating approximately 12% in Texas and 10% in California at December 31, 1997 and 1996.

At December 31, 1997, the Company's loan portfolio was concentrated among three major private label credit card programs that comprised approximately 32%, 12% and 10% of the total loan portfolio, including securitized loans. At December 31, 1996, the Company's loan portfolio was concentrated among three major private label credit card programs that comprised approximately 30%, 11% and 11% of the total loan portfolio, including securitized loans.


NOTE 13  CAPITAL REQUIREMENTS

HSB is subject to various regulatory capital requirements administered by the Federal Deposit Insurance Corporation ("FDIC"). Failure to meet minimum capital requirements can initiate certain mandatory - and possibly additional discretionary - actions by the FDIC that, if undertaken, could have a direct material effect on HSB's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, HSB must meet specific quantitative capital guidelines as calculated under regulatory accounting practices. HSB's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require HSB to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes that, as of December 31, 1997, HSB meets all capital adequacy requirements to which it is subject.

As of December 31, 1997, the most recent notification from the FDIC categorized HSB as well-capitalized under the regulatory framework for prompt corrective action. To be categorized as well-capitalized HSB must maintain minimum total risk-based, Tier I risk-based and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed HSB's category.

     HSB's capital amounts and ratios are presented in the table below.


                                                                                                To Be Well-Capitalized
                                                                         For Capital           Under Prompt Corrective
                                                Actual                Adequacy Purposes            Action Provisions
----------------------------------------------------------------------------------------------------------------------
In thousands                                 Amount   Ratio           Amount      Ratio           Amount         Ratio
----------------------------------------------------------------------------------------------------------------------
As of December 31, 1997
 Total Capital (to risk weighted assets)   $158,873   12.37%       >$102,781      >8.0%        >$128,477        >10.0%
                                                                   -              -            -                -
 Tier I Capital (to risk weighted assets)   142,004   11.05        >  51,391      >4.0         >  77,086        > 6.0
                                                                   -              -            -                -
 Tier I Capital (to average assets)         142,004   11.31        >  50,206      >4.0         >  62,757        > 5.0
                                                                   -              -            -                -
----------------------------------------------------------------------------------------------------------------------

As of December 31, 1996

 Total Capital (to risk weighted assets)   $166,723   10.63%       >$125,504      >8.0%        >$156,880        >10.0%
                                                                   -              -            -                -
 Tier I Capital (to risk weighted assets)   146,241    9.32        >  62,752      >4.0         >  94,128        > 6.0
                                                                   -              -            -                -
 Tier I Capital (to average assets)         146,241   10.23        >  57,184      >4.0         >  71,480        > 5.0
                                                                   -              -            -                -
----------------------------------------------------------------------------------------------------------------------


NOTE 14  MAJOR CUSTOMERS

A significant portion of the Company's revenues was derived from two major customers. These major customers accounted for the following percentage of net operating revenues for the years ended December 31:


                      1997   1996   1995
----------------------------------------
Tandy Corporation     23.6%  24.0%  25.6%
The Goodyear Tire &
 Rubber Company       10.1   12.0   12.3
----------------------------------------


                                                 AVERAGE BALANCE SHEETS (UNAUDITED)
                                                            In thousands






Year ended December 31,                                                             1997
----------------------------------------------------------------------------------------------------
                                                                AVERAGE         INTEREST     AVERAGE
                                                                AMOUNTS      EARNED/PAID  YIELD/RATE
----------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Due from banks                                            $      760         $     34        4.5%
   U.S. government securities                                    44,450            2,283        5.1%
   State and political securities                                   105                7        6.7%
   Credit card loans                                          1,390,998          240,196       17.3%
   Amounts due from asset securitizations                        46,875            2,674        5.7%
----------------------------------------------------------------------------------------
Total interest-earning assets                                 1,483,188          245,194       16.5%
----------------------------------------------------------------------------------------
Noninterest-earning assets
   Cash and due from banks                                       14,318
   Allowance for loan losses                                    (78,496)
   Due from affiliates                                            2,819
   Other assets                                                 119,258
-----------------------------------------------------------------------
TOTAL ASSETS                                                 $1,541,087
=======================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities
   Deposits                                                  $  497,870         $ 31,998        6.4%
   Notes payable to affiliates and other borrowings             713,414           41,870        5.9%
   Interest rate exchange contracts                                   -              880          -
----------------------------------------------------------------------------------------
   Total interest-bearing liabilities                         1,211,284           74,748        6.2%
----------------------------------------------------------------------------------------
Noninterest-bearing liabilities                                  86,089
-----------------------------------------------------------------------
TOTAL LIABILITIES                                             1,297,373
-----------------------------------------------------------------------

STOCKHOLDERS' EQUITY                                            243,714
-----------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $1,541,087
=======================================================================

NET INTEREST INCOME                                                             $170,446
========================================================================================

NET YIELD ON INTEREST-EARNING ASSETS                                                           11.5%
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL TOTAL LOANS INFORMATION*
Credit card loans                                            $1,970,998         $346,928       17.6%
Total interest-earning assets                                 2,063,188          351,926       17.1%
Total interest-bearing liabilities                            1,791,284          108,234        6.0%
Net yield on interest-earning assets                                                           11.8%
----------------------------------------------------------------------------------------------------

*Total loans represents both owned and securitized credit card loans.



Year ended December 31,                                                   1996                                      1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Average      Interest     Average         Average     Interest    Average
                                                         Amounts   Earned/Paid  Yield/Rate         Amounts  Earned/Paid  Yield/Rate
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Due from banks                                     $    4,911      $    255        5.2%      $   27,853     $  1,501         5.4%
   U.S. government securities                             48,788         2,523        5.2%          25,616        1,418         5.5%
   State and political securities                              -             -          -                -            -           -
   Credit card loans                                   1,512,986       223,488       14.8%       1,152,309      159,286        13.8%
   Amounts due from asset securitizations                      -             -          -                -            -           -
------------------------------------------------------------------------------                  -----------------------
Total interest-earning assets                          1,566,685       226,266       14.4%       1,205,778      162,205        13.5%
------------------------------------------------------------------------------                  -----------------------
Noninterest-earning assets
   Cash and due from banks                                13,989                                    10,922
   Allowance for loan losses                             (63,630)                                  (48,145)
   Due from affiliates                                     3,067                                     2,221
   Other assets                                           98,792                                    86,991
----------------------------------------------------------------                                ----------
TOTAL ASSETS                                          $1,618,903                                $1,257,767
================================================================                                ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities
   Deposits                                           $  420,973      $ 26,651        6.3%      $  296,919     $ 19,322         6.5%
   Notes payable to affiliates and other borrowings      908,256        50,992        5.6%         710,442       45,334         6.4%
   Interest rate exchange contracts                            -         1,486          -                -          705           -
------------------------------------------------------------------------------                  -----------------------
   Total interest-bearing liabilities                  1,329,229        79,129        6.0%       1,007,361       65,361         6.5%
------------------------------------------------------------------------------                  -----------------------
Noninterest-bearing liabilities                           77,872                                    73,149
----------------------------------------------------------------                                ----------
TOTAL LIABILITIES                                      1,407,101                                 1,080,510
----------------------------------------------------------------                                ----------

STOCKHOLDERS' EQUITY                                     211,802                                   177,257
----------------------------------------------------------------                                ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $1,618,903                                $1,257,767
================================================================                                ==========

NET INTEREST INCOME                                                   $147,137                                 $ 96,844
==============================================================================                  =======================

NET YIELD ON INTEREST-EARNING ASSETS                                                  9.4%                                      8.0%
-----------------------------------------------------------------------------------------       -----------------------------------

SUPPLEMENTAL TOTAL LOANS INFORMATION*
Credit card loans                                     $2,095,026      $328,075       15.7%      $1,678,128     $266,870        15.9%
Total interest-earning assets                          2,148,725       330,853       15.4%       1,731,597      269,789        15.6%
Total interest-bearing liabilities                     1,911,269       112,250        5.9%       1,533,180      101,087         6.6%
Net yield on interest-earning assets                                                 10.2%                                      9.7%
-----------------------------------------------------------------------------------------------------------------------------------



                    RESPONSIBILITY FOR FINANCIAL STATEMENTS


The consolidated financial statements and related footnotes in this annual report were prepared by management, which is responsible for their integrity and objectivity. The consolidated financial statements, which include amounts that are based on management's estimates and judgments, were prepared in accordance with generally accepted accounting principles. Management also prepared the other information in this annual report and is responsible for its accuracy and consistency with the consolidated financial statements.

Management maintains a system of internal controls that it believes provides reasonable assurance that assets are safeguarded and that transactions are properly recorded and executed in accordance with management's authorizations. Judgments are required to assess and balance the relative cost and expected benefits of these internal controls. To assure the effectiveness of internal controls, the organizational structure provides for defined lines of responsibility and delegation of authority. The Company's formally stated and communicated policies demand of employees high ethical standards in their conduct of its business. These policies address, among other things, potential conflicts of interest; compliance with all domestic and foreign laws, including those related to financial disclosure; and the confidentiality of proprietary information. Furthermore, the Company's comprehensive internal audit program is designed for continual evaluation of the adequacy and effectiveness of its internal controls and measures adherence to established policies and procedures.

The Company's consolidated financial statements have been audited by Deloitte & Touche LLP, independent auditors, and their report follows. They have advised the Company that their audits were conducted in accordance with generally accepted auditing standards and considered the Company's internal accounting controls in determining the auditing procedures they deem necessary to express an opinion on the consolidated financial statements.

The Audit Committee of the Board of Directors, composed solely of outside directors, reviews audit plans, internal controls, financial reports and related matters with the Company's management, internal auditors and independent auditors. The independent auditors and the internal auditors have free access to the Committee, without the presence of management, to advise the Committee of any significant matters resulting from their audits of the Company's financial statements and internal controls.



/s/ Robert L. Wieseneck
Robert L. Wieseneck
President and Chief Executive Officer


/s/ Thomas C. Schneider
Thomas C. Schneider
Chairman of the Board
and Chief Financial Officer




                          INDEPENDENT AUDITORS' REPORT



STOCKHOLDERS AND BOARD OF DIRECTORS
SPS TRANSACTION SERVICES, INC.

We have audited the accompanying consolidated balance sheets of SPS Transaction Services, Inc. (an indirect, majority-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, cash flows, and changes in stockholders' equity for each of the three years in the period ended December 31, 1997. These financial statements, appearing on pages 26 through 39, are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements pre-sent fairly, in all material respects, the financial position of SPS Transaction Services, Inc. and subsidiaries as of December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
February 18, 1998
Chicago, Illinois




                                                  QUARTERLY INFORMATION (UNAUDITED)
                                                        In thousands, except
                                                           per share data



                                                 1997                                    1996
-----------------------------------------------------------------------------------------------------------
                                   FIRST   SECOND    THIRD   FOURTH        First   Second    Third   Fourth
                                 QUARTER  QUARTER  QUARTER  QUARTER      Quarter  Quarter  Quarter  Quarter
-----------------------------------------------------------------------------------------------------------
RESULTS OF OPERATIONS
Net operating revenues           $90,430  $87,817  $82,351  $86,287      $89,011  $83,296  $79,572  $69,041
Total operating expenses          78,391   73,186   66,327   66,681       71,212   72,660   70,546   69,009
Net income                         7,391    8,984    9,839   12,286       11,035    6,593    5,598       20

PER SHARE DATA
Basic earnings per common share  $  0.27  $  0.33  $  0.36  $  0.45      $  0.41  $  0.24  $  0.21  $  0.00
Diluted earnings per
   common share                     0.27     0.33     0.36     0.45         0.40     0.24     0.20     0.00
Basic weighted average common
   shares outstanding             27,197   27,209   27,217   27,221       27,117   27,183   27,194   27,190
Diluted weighted average
   common shares outstanding      27,367   27,386   27,419   27,430       27,387   27,406   27,349   27,349

STOCK PRICE DATA (1)
High                             $ 19.50  $ 20.88  $ 23.50  $ 23.94      $ 32.50  $ 30.75  $ 18.13  $ 18.75
Low                                15.00    15.00    18.13    19.38        28.75    17.00    13.50    14.00
Close                              16.00    18.50    22.13    22.56        30.88    18.00    15.88    15.25
-----------------------------------------------------------------------------------------------------------


(1) Stock price ranges are for transactions reported in The Wall Street Journal for SPS Transaction Services, Inc. listed on the
New York Stock Exchange under the trading symbol PAY.

The number of registered common stockholders on February 5, 1998 was 3,674.



                                                   5-YEAR SELECTED FINANCIAL DATA
                                                        In thousands, except
                                                           per share data


                                            1997             1996         1995            1994      1993
-----------------------------------------------------------------------------------------------------------
INCOME STATEMENT DATA
Net operating revenues                   $  346,885       $  320,920   $  311,992      $  245,802  $205,494
Total operating expenses                    284,585          283,427      241,883         183,441   156,563
Pretax income                                62,300           37,493       70,109          62,361    48,931
Income taxes                                 23,800           14,247       26,636          24,626    18,283
Net income                                   38,500           23,246       43,473          37,735    30,648
Basic earnings per common share                1.41             0.86         1.60            1.40      1.14
Diluted earnings per common share              1.41             0.85         1.59            1.38      1.12

BALANCE SHEET DATA
Credit card loans                        $1,295,787       $1,637,507   $1,620,833      $  679,857  $246,710
Total assets                              1,512,403        1,760,785    1,777,607         768,493   309,537
Deposits                                    510,294          463,435      382,343         205,537    72,852
Due to affiliates                           639,066          982,547    1,110,811         161,573    55,869
Stockholders' equity                        263,035          224,392      199,210         155,704   116,581
Return on average stockholders' equity         15.8%            11.0%        24.5%           27.7%     30.2%

SUPPLEMENTAL DATA
Total loans*                             $1,875,787       $2,217,507   $2,229,992      $1,109,857  $676,710
-----------------------------------------------------------------------------------------------------------

*Total loans represents both owned and securitized credit card loans.



                               BOARD OF DIRECTORS


FRANK T. CARY
Chairman (retired)
International Business
Machines Corporation
(computer systems and services)


CHRISTINE A. EDWARDS
Executive Vice President,
Chief Legal Officer and Secretary
Morgan Stanley, Dean Witter,
Discover & Co. (financial services)


MITCHELL M. MERIN
President and Chief Executive Officer
Dean Witter InterCapital Inc.
(asset management)


CHARLES F. MORAN
Senior Vice President,
Administration (retired)
Sears, Roebuck and Co. (retailing)


PHILIP J. PURCELL
Chairman and Chief Executive Officer
Morgan Stanley, Dean Witter,
Discover & Co. (financial services)


THOMAS C. SCHNEIDER
Executive Vice President and
Chief Strategic and
Administrative Officer
Morgan Stanley, Dean Witter,
Discover & Co. (financial services)


DENNIE M. WELSH
Senior Vice President
International Business
Machines Corporation
(computer systems and services)


ROBERT L. WIESENECK
President and Chief Executive Officer
SPS Transaction Services, Inc.





                                    OFFICERS



THOMAS C. SCHNEIDER
Chairman of the Board
and Chief Financial Officer


ROBERT L. WIESENECK
President and
Chief Executive Officer


CHRISTINE A. EDWARDS
General Counsel


ROBERT W. ARCHER
Senior Vice President-
Sales and Operations


RICHARD F. ATKINSON
Senior Vice President-
Private Label Consumer


DAVID J. PETERSON
Senior Vice President-
Commercial Technology Services


PATRICK A. ALBRIGHT
Vice President-Marketing
and New Product Development*


RUSSELL J. BONAGUIDI
Vice President-Controller


ROBERT J. FERKENHOFF
Vice President and
Chief Information Officer


DOUGLAS M. HARRISON
Vice President-Operations*


MICHAEL J. HARTIGAN, JR.
Vice President, Associate General Counsel and Secretary


STEPHEN W. MAXWELL
Vice President-Network
Transaction Services*


LARRY H. MYATT
Vice President-Administration


RUTH M. O'BRIEN
Vice President-TeleServices


SERGE J. UCCETTA
Vice President-Private Label Commercial


MARY ANN WARNIMENT
Vice President-Electronic
Information Services



* SPS Payment Systems, Inc.



                             Corporate Information



SPS TRANSACTION SERVICES, INC.
2500 Lake Cook Road
Riverwoods, Illinois 60015


OPERATIONS CENTERS
Asheville, North Carolina
Gray, Tennessee
Layton, Utah
Sioux Falls, South Dakota


WORLD WIDE WEB ADDRESS
http://www.spspay.com


EMPLOYEES
3,740 full-time equivalent employees;
609 salaried and 3,131 hourly



FORM 10-K AND INVESTOR INFORMATION

Copies of the Annual Report on Form 10-K filed with the Securities and Exchange Commission and other investor information may be obtained from the Company's Investor Relations Department, (847) 405-3400.


ANNUAL MEETING

The 1998 annual meeting of stockholders will be held at 10:00 a.m. on Tuesday, June 9 at the Chicago Botanic Garden, Education Center, 1000 Lake Cook Road, Glencoe, Illinois.



COMMON STOCK

The Company's common stock is listed on the New York Stock Exchange under the trading symbol "PAY."


STOCKHOLDER SERVICES

For stockholder address changes and inquiries regarding stockholder accounts and stock transfers, contact the Stockholder Records/Transfer Agent:

First Chicago Trust Company of New York
P.O. Box 2500
Jersey City, NJ 07303-2500
(800) 446-2617

Those forwarding stock certificates are advised to use registered mail.

CAUTIONARY STATEMENT


Except for historical information, the statements made and information provided in this report are forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements. Risks and uncertainties that could cause results to differ materially from those forward-looking statements are contained in the Company's SEC filings.




Designed and produced by Boller Coates & Neu, Chicago.




(C) 1998 SPS Transaction Services, Inc. Printed in USA








             SPS Transaction Services, Inc.   1997 Annual Report




SPS Transaction Services, Inc.
2500 Lake Cook Road
Riverwoods, Illinois 60015